                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: December 31

Date of reporting period: 7/1/09 - 12/31/09

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.

                 Message from the President
                 and

                 Annual Report


                 December 31, 2009



                 NOT A PART OF THE ANNUAL REPORT

MESSAGE FROM

THE PRESIDENT





On the basis of total returns, 2009 was a good year for equity investors. Domestic and international stocks showed strong advances, with growth stocks outperforming value stocks. Although mid- and small-capitalization stocks generally outperformed large-cap issues, returns at all capitalization levels were above historical norms.



From a sector perspective, information technology was the front-runner, with materials taking a close second. Even the weakest domestic equity sectors--telecommunication services and utilities--provided positive returns for the year.



Most fixed-income sectors also showed positive overall results. High-yield corporate bonds were strong, followed by leveraged loans. Within the bond market, an increased appetite for risk helped lower-quality securities move ahead of longer-dated Treasury issues and the highest-rated corporate bonds.



For most investors, however, these positive results were only part of a much larger investment picture. The historic events of 2008--including high-profile bankruptcies and government bailouts--had a systemic impact in 2009.



To stimulate market liquidity, the Federal Open Market Committee maintained the federal funds target rate in a historically low range between 0% and 0.25% throughout 2009. In addition, the Federal Reserve expanded its efforts to ease the money supply during 2009 by extending several of its lending and liquidity facilities and by making direct purchases of longer-term Treasury securities.



The positive effects of these efforts became evident in early March, when the market reversed course. Equity investors moved away from defensive positions into cyclical issues that might benefit from an economic turnaround. The ensuing stock-market recovery lasted through the end of the year, with lower-quality stocks tending to advance faster than higher-quality issues.



Despite shifting market forces in 2009, the portfolio managers of MainStay VP Series Fund, Inc., relied on time-tested investment principles to guide their Portfolios. Rather than focusing on market psychology, they pursued their investment objectives with a disciplined approach based on the investment strategies and investment processes outlined in the Prospectus. Portfolio managers of our long-term Portfolios focused less on short-term volatility than on the results the Portfolios could achieve over full market cycles. And all of our portfolio managers applied their experience, insight and Portfolio-specific strategies, seeking to help our shareholders pursue well-defined long- or short-range objectives.



While positive short-term results are always encouraging, past performance is no guarantee of future results. We believe that investors may benefit from appropriate diversification, gradual portfolio adjustments and ongoing risk-reward assessments to keep their investments in line with their long-term financial goals.



At MainStay VP Series Fund, we are proud to be part of your investment program, and we hope that we can continue to serve you for many years to come.


Sincerely,


-s- Stephen P. Fisher



Stephen P. Fisher
President




                          Not part of the Annual Report

                        This page intentionally left blank

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.


                 MainStay VP Annual Report


                 December 31, 2009


                 The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank

TABLE OF CONTENTS




INDEX DEFINITIONS                        M-2
--------------------------------------------

MAINSTAY VP BALANCED PORTFOLIO           M-4
--------------------------------------------

MAINSTAY VP BOND PORTFOLIO              M-24
--------------------------------------------

MAINSTAY VP CASH MANAGEMENT PORTFOLIO   M-44
--------------------------------------------

MAINSTAY VP COMMON STOCK PORTFOLIO      M-57
--------------------------------------------

MAINSTAY VP CONSERVATIVE ALLOCATION
PORTFOLIO                               M-74
--------------------------------------------

MAINSTAY VP CONVERTIBLE PORTFOLIO       M-86
--------------------------------------------

MAINSTAY VP FLOATING RATE PORTFOLIO    M-102
--------------------------------------------

MAINSTAY VP GOVERNMENT PORTFOLIO       M-124
--------------------------------------------

MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO                              M-140
--------------------------------------------

MAINSTAY VP GROWTH EQUITY PORTFOLIO    M-152
--------------------------------------------

MAINSTAY VP HIGH YIELD CORPORATE BOND
PORTFOLIO                              M-166
--------------------------------------------

MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO                              M-190
--------------------------------------------

MAINSTAY VP INCOME BUILDER PORTFOLIO   M-202
--------------------------------------------

MAINSTAY VP INTERNATIONAL EQUITY
PORTFOLIO                              M-226
--------------------------------------------

MAINSTAY VP LARGE CAP GROWTH
PORTFOLIO                              M-242
--------------------------------------------

MAINSTAY VP MID CAP CORE PORTFOLIO     M-254
--------------------------------------------

MAINSTAY VP MODERATE ALLOCATION
PORTFOLIO                              M-270
--------------------------------------------

MAINSTAY VP MODERATE GROWTH
ALLOCATION PORTFOLIO                   M-282
--------------------------------------------

MAINSTAY VP S&P 500 INDEX PORTFOLIO    M-294
--------------------------------------------

MAINSTAY VP U.S. SMALL CAP PORTFOLIO   M-314
--------------------------------------------

NOTES TO FINANCIAL STATEMENTS          M-328
--------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                 M-360
--------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES   M-361
--------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                   M-361
--------------------------------------------

BOARD MEMBERS AND OFFICERS             M-362





                                                    mainstayinvestments.com  M-1

INDEX DEFINITIONS


THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH PAGE M-319. PLEASE USE THIS AS A REFERENCE.


PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.


BALANCED COMPOSITE INDEX is an unmanaged index that consists of the Russell Midcap(R) Value Index (60% weighted) and the Bank of America Merrill Lynch Corporate & Government 1-10 Years Bond Index (40% weighted).



BANK OF AMERICA MERRILL LYNCH ALL US CONVERTIBLE INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.



BANK OF AMERICA MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.



BANK OF AMERICA MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.



BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Barclays Capital indices: the U.S. Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.



BARCLAYS CAPITAL U.S. GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.


CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

LIBOR--LONDON INTERBANK OFFERED RATES are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.



MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. Since June 2007, the MSCI EAFE(R) Index has consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2009, the MSCI World Index consisted of the following 23 developed market country indices:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.


RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.


RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.




RUSSELL 2500(TM) INDEX is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(TM) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.


RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the largest 3,000 U.S. companies.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap(R) Index is a subset of the Russell 1000(R) Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.



RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500/CITIGROUP VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value-weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Index and the Barclays Capital U.S. Aggregate Bond Index weighted 60%/40%, respectively.


                                                    mainstayinvestments.com  M-3

MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (5/2/05)
--------------------------------------------------------------------
After Portfolio operating
  expenses                                     23.07%        2.33%



                                            (After Portfolio operating expenses)

                                                                                MERRILL LYNCH
                                                                                CORPORATE AND
                                                                               GOVERNMENT 1-10
                                        RUSSEL MIDCAP    BALANCED COMPOSITE       YEARS BOND
                       INITIAL CLASS     VALUE INDEX            INDEX               INDEX
                       -------------    -------------    ------------------    ---------------
05/02/05                   10000            10000               10000               10000
12/31/05                   10581            11481               10930               10132
12/31/06                   11713            13802               12413               10547
12/31/07                   12042            13606               12685               11325
12/31/08                    9049             8375                9758               11790
12/31/09                   11137            11240               12011               12463






SERVICE CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (5/2/05)
--------------------------------------------------------------------
After Portfolio operating expenses             22.76%        2.06%



                                            (After Portfolio operating expenses)

                                                                                MERRILL LYNCH
                                                                                CORPORATE AND
                                                                               GOVERNMENT 1-10
                                        RUSSEL MIDCAP    BALANCED COMPOSITE       YEARS BOND
                       SERVICE CLASS     VALUE INDEX            INDEX               INDEX
                       -------------    -------------    ------------------    ---------------
05/02/05                   10000            10000               10000               10000
                           10555            11481               10930               10132
                           11655            13802               12413               10547
                           11952            13606               12685               11325
                            8959             8375                9758               11790
12/31/09                   10999            11240               12011               12463





 BENCHMARK PERFORMANCE                          ONE          SINCE
                                               YEAR        INCEPTION
Russell Midcap(R) Value Index(1)               34.21%        2.54%
Balanced Composite Index(1)                    23.09         4.00
Bank of America Merrill Lynch Corporate
  and Government 1-10 Years Bond
  Index(1)                                      5.71         4.83
Average Lipper Variable Products Mixed-
  Asset Target Allocation Growth
  Portfolio(2)                                 24.27         3.03




1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

2. The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.




M-4    MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,153.10        $4.40          $1,021.10         $4.13
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,151.70        $5.75          $1,019.90         $5.40
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.






                                                  mainstayinvestments.com    M-5

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


(PORTFOLIO COMPOSITION PIE CHART)

COMMON STOCKS                                    59.8
-------------                                    ----
U.S. Government & Federal Agencies              18.80
Corporate Bonds                                 16.10
Yankee Bonds                                     2.40
Mortgage-Backed Securities                       1.20
Exchange Traded Fund                             0.70
Other Assets, Less Liabilities                   0.40
Short-Term Investment                            0.40
Asset-Backed Security                            0.20






See Portfolio of Investments beginning on page M-10 for specific holdings within these categories.






TOP TEN HOLDINGS OR ISSUERS HELD AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  United States Treasury Notes,
        0.875%-1.75%, due 1/31/11-1/31/14
    2.  Federal National Mortgage Association,
        2.75%-5.50%, due 2/15/11-10/15/15
    3.  Federal Home Loan Mortgage Corporation,
        1.50%-5.125%, due 11/23/10-9/27/13
    4.  Bank of America Corp., 5.65%, due 5/1/18
    5.  CIGNA Corp.
    6.  UnitedHealth Group, Inc.
    7.  Cliffs Natural Resources, Inc.
    8.  Annaly Capital Management, Inc.
    9.  Comcast Corp. Class A
   10.  Hewlett-Packard Co.







M-6    MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY TONY H. ELAVIA OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.



HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Balanced Portfolio returned 23.07% for Initial Class shares and 22.76% for Service Class shares. Both share classes underperformed the 24.27% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 34.21% return of the Russell Midcap(R) Value Index(2) and the 23.09% return of the Portfolio's Balanced Composite Index for the 12 months ended December 31, 2009. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.



WHAT NOTABLE FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?



In the equity portion of the Portfolio, performance trailed that of the Russell Midcap(R) Value Index, primarily because of the Portfolio's significant holdings in large cap stocks. In 2009, the benchmark--which includes only mid-cap stocks--outperformed both large- and small-cap stocks by a wide margin.



The fixed-income portion of the Portfolio outperformed its benchmark, the Bank of America Merrill Lynch U.S. Corporate and Government 1-10 Years Bond Index.(2) The outperformance stemmed largely from increasing investment-grade corporate bond exposure to an overweight position relative to the fixed-income benchmark and from adding exposure to mortgages and commercial mortgage-backed securities. Spreads(3) on all these securities tightened relative to Treasury securities, and the spread tightening contributed to the positive performance in relation to the fixed-income benchmark.



In relation to the Portfolio's Lipper peers, the benefit of investing in mid-cap stocks was offset by the poor relative performance of value stocks, the absence of foreign stock holdings, and an emphasis on high-quality bonds over higher-yielding, lower-quality bonds.





DURING 2009, WHAT SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S EQUITY PERFOR-MANCE AND WHAT SECTORS DETRACTED THE MOST?



In relation to the Russell Midcap(R) Value Index, the Portfolio's strongest sector contributions came from a significantly underweight position in financials--particularly banks and real estate investment trusts (REITs)--and from overweight positions in information technology and health care.



The Portfolio's decision to underweight the materials sector relative to the Russell Midcap(R) Value Index detracted from performance to a degree, as demand for many basic materials increased during the reporting period.



WHAT OTHER POSITIONING DECISIONS IN THE EQUITY PORTION OF THE PORTFOLIO MADE POSITIVE OR NEGATIVE CONTRIBUTIONS TO RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?



During 2009, the Portfolio was biased toward securities that we believed were inexpensively priced, according to such measures as free cash flow, book value, and trailing and forward earnings. As a group, these securities performed well and contributed positively to the Portfolio's performance.



The Portfolio benefited from holding a blend of value and growth stocks for much of the reporting period, unlike the benchmark, which exclusively reflects the performance of value stocks. Since growth was the better of the two styles in 2009, this aspect of the



Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Portfolio invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The Portfolio invests in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.



1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                  mainstayinvestments.com    M-7

Portfolio's positioning was beneficial. Throughout the year, the Portfolio was tilted away from companies that employed significant leverage, and that decision had a positive impact on the Portfolio's performance during 2009.



On the negative side, the Portfolio maintained a significant allocation to large-cap securities, which detracted from performance when mid-cap stocks led the market.



During the reporting period, the Portfolio, as is typical, was biased against securities that had been trending down in favor of those that enjoyed positive momentum. As a result, by last spring the Portfolio was significantly underweight many of the lowest-quality securities with higher volatility profiles. Unfortunately, these securities (which had fallen precipitously in the previous six months) tended to appreciate the most during the rally beginning in April.



Amid the volatility of 2009, we found that the costs associated with turning positions over increased, which caused a drag on performance. Toward the end of the reporting period, we saw indications that costs were on their way back down.



DURING 2009, WHICH STOCKS PROVIDED THE STRONGEST CONTRIBUTIONS TO ABSOLUTE PERFOR-MANCE AND WHICH STOCKS DETRACTED THE MOST?



The strongest positive contributions to the Portfolio's absolute return came from positions initiated or enlarged at or near the market bottom. Among these were SL Green Realty, a REIT focusing on Manhattan office space (first purchased in early May); Ashland, a chemical manufacturer (first purchased in April); and Prudential Financial, a global financial services company (substantially increased in early March).



The Portfolio's largest detractors from absolute performance were positions that were closed before the full market rebound. These included diversified financial services company Hartford Financial Services Group (position closed in early March); energy and materials company Sunoco (closed in early May); and Wells Fargo (also closed in early May).



WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?



During 2009, HMO provider UnitedHealth Group and petroleum refiner Valero Energy were the two largest net purchases in the Portfolio. The largest net sales were Liberty Media tracking stock and bank holding company Goldman Sachs. Although these were the largest transactions, they were relatively small as a percent of Portfolio assets. With trade activity occurring in literally hundreds of stocks, no single purchase or sale transaction had a significant effect on the Portfolio's overall performance.



HOW DID THE PORTFOLIO'S EQUITY SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF 2009?



The Portfolio began the year significantly underweight in the financials and utilities sectors, and the Portfolio's largest weighting increases came in these two sectors. The largest weighting decreases were in information technology and health care. All of these weighting changes were the result of our migration from a core stance to a value orientation, which was more consistent with the Portfolio's benchmark.



HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?



Although allocations to financials and materials drew closer to benchmark weightings over the course of 2009, both sectors remained modestly underweight in the Portfolio. Similarly, while allocations to information technology and telecommunication services were brought closer to benchmark levels, the Portfolio remained slightly overweight in these sectors at the end of the reporting period. In no instances would we describe the difference between the Portfolio's weightings and those of the benchmark as large.



WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?



During the 12 months ended December 31, 2009, the economic environment was extremely sluggish. It wasn't until the third quarter that the rate of gross domestic product growth turned positive after four quarters of negative results. Policy makers continued to struggle to find ways to stabilize financial markets and provide support for a deteriorating economy. Early in the year, the Federal Reserve expanded its program of direct security purchases, seeking to expand the money supply; and the Obama administration quickly passed a stimulus package totaling more than $780 billion.



Labor markets and consumer spending were generally weak, although they did show some improvement throughout the year. Inflation remained tame. The Federal Reserve remained accommodative. The Federal Open Market Committee kept the federal funds target rate in a low range (from 0% to 0.25%) and stated that it expected to keep the target rate low for an "extended period."



During the reporting period, U.S. Treasury yields rose as investors became more optimistic that the worst of the financial crisis had passed and that economic



M-8    MainStay VP Balanced Portfolio
activity was likely to rebound. The Treasury yield curve(4) (specifically the spread between 2-year and 10-year benchmark Treasury yields) steepened as market participants became more concerned about inflation. After the equity markets reached a low on March 9, 2009, stocks bounced back strongly, fueling an increase in risk-taking. The riskier parts of the fixed-income market followed suit, and credit spreads dramatically tightened.



DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE FIXED-INCOME PORTION OF THE PORTFOLIO IN 2009?



Early in the year, we added exposure in three areas: investment-grade corporate bonds, agency pass-through securities and commercial mortgage-backed securities. These positions were held for much of the reporting period. As we approached the middle of the period, the overweight position in agency pass-through securities relative to the Bank of America Merrill Lynch U.S. Corporate and Government 1-10 Years Bond Index was reduced. Late in the year, we increased the Portfolio's overweight position in investment-grade corporate bonds.



HOW DID THE PORTFOLIO'S FIXED-INCOME POSITIONING AFFECT PERFORMANCE?



As stated earlier, all of these weighting changes helped the fixed-income portion of the Portfolio outperform the Bank of America Merrill Lynch U.S. Corporate and Government 1-10 Years Bond Index in 2009.






4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP Balanced Portfolio on this page and the preceding pages has not been audited.


                                                  mainstayinvestments.com    M-9

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009




                                     PRINCIPAL
                                        AMOUNT           VALUE
LONG-TERM BONDS 38.7%+
ASSET-BACKED SECURITY 0.2%
--------------------------------------------------------------

AUTOMOBILE 0.2%
Mercedes-Benz Auto
  Receivables Trust Series
  2009-1, Class A3
  1.67%, due 1/15/14                $  250,000   $     249,977
                                                 -------------
Total Asset-Backed Security
  (Cost $249,994)                                      249,977
                                                 -------------



CORPORATE BONDS 16.1%
--------------------------------------------------------------

AEROSPACE & DEFENSE 1.0%
Boeing Co.
  4.875%, due 2/15/20                  290,000         290,786
Goodrich Corp.
  4.875%, due 3/1/20                    60,000          59,348
L-3 Communications Corp.
  5.20%, due 10/15/19 (a)              150,000         148,370
Lockheed Martin Corp.
  4.25%, due 11/15/19                  300,000         289,579
  5.50%, due 11/15/39                  500,000         489,913
Northrop Grumman Corp.
  5.05%, due 8/1/19                    100,000         102,116
                                                 -------------
                                                     1,380,112

                                                 -------------

AUTO PARTS & EQUIPMENT 0.2%
Johnson Controls, Inc.
  5.25%, due 1/15/11                   250,000         262,351
                                                 -------------


BANKS 2.2%
 v  Bank of America Corp.
  5.65%, due 5/1/18                  1,400,000       1,421,857
BB&T Corp.
  3.375%, due 9/25/13                  500,000         503,941
Fifth Third Bancorp
  4.50%, due 6/1/18                    125,000         101,972
Keycorp
  6.50%, due 5/14/13                   100,000         103,214
Morgan Stanley
  5.625%, due 9/23/19                  200,000         201,462
  8.00%, due 6/15/10                   200,000         206,228
Wells Fargo & Co.
  3.75%, due 10/1/14                   500,000         498,527
                                                 -------------
                                                     3,037,201

                                                 -------------

BEVERAGES 0.4%
Anheuser-Busch Cos., Inc.
  6.00%, due 4/15/11                   250,000         263,622
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12 (a)              250,000         251,171
                                                 -------------
                                                       514,793

                                                 -------------

CHEMICALS 0.5%
Dow Chemical Co. (The)
  5.70%, due 5/15/18                   325,000         330,154
Eastman Chemical Co.
  5.50%, due 11/15/19                  150,000         149,531
EI du Pont de Nemours & Co.
  4.625%, due 1/15/20                  250,000         244,750
                                                 -------------
                                                       724,435

                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 3.2%
American Express Co.
  5.50%, due 9/12/16                   400,000         408,666
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14                  412,000         453,337
Capital One Bank USA N.A.
  8.80%, due 7/15/19                   250,000         295,417
Citigroup, Inc.
  5.85%, due 8/2/16                    250,000         244,770
  6.00%, due 8/15/17                   350,000         349,866
General Electric Capital
  Corp.
  5.90%, due 5/13/14                   600,000         648,643
General Electric Capital
  Corp. (MTN)
  6.00%, due 8/7/19                    250,000         259,505
Goldman Sachs Group, Inc.
  (The)
  5.95%, due 1/18/18                   275,000         290,393
HSBC Finance Corp.
  7.00%, due 5/15/12                   200,000         217,472
John Deere Capital Corp.
  7.00%, due 3/15/12                   450,000         499,202
JPMorgan Chase & Co.
  2.625%, due 12/1/10 (b)              400,000         407,863
  6.625%, due 3/15/12                  350,000         382,082
                                                 -------------
                                                     4,457,216

                                                 -------------

ELECTRIC 1.6%
American Transmission
  Systems, Inc.
  5.25%, due 1/15/22 (a)               400,000         394,980
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14                    175,000         199,248
Consolidated Edison Co. of
  New York
  7.50%, due 9/1/10                    500,000         521,797
Duke Energy Ohio, Inc.
  5.45%, due 4/1/19                    200,000         210,766
Georgia Power Co.
  4.25%, due 12/1/19                   250,000         242,261



 +  Percentages indicated are based on Portfolio net assets.

 V Among the Portfolio's 10 largest holdings or issuers held, as of December 31, 2009, excluding short-term investment. May be subject to change daily.



M-10    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Kansas City Power & Light Co.
  7.15%, due 4/1/19                 $  250,000   $     285,508
Peco Energy Co.
  5.00%, due 10/1/14                   275,000         295,417
                                                 -------------
                                                     2,149,977

                                                 -------------

ENVIRONMENTAL CONTROLS 0.2%
Republic Services, Inc.
  5.50%, due 9/15/19 (a)               250,000         253,863

                                                 -------------

FINANCE--OTHER SERVICES 0.3%
National Rural Utilities
  Cooperative Finance Corp.
  2.625%, due 9/16/12                  450,000         452,794

                                                 -------------

FOOD 0.5%
Campbell Soup Co.
  6.75%, due 2/15/11                   250,000         265,996
ConAgra Foods, Inc.
  7.00%, due 4/15/19                   120,000         135,817
Corn Products International,
  Inc.
  6.00%, due 4/15/17                   230,000         232,214
Safeway, Inc.
  5.00%, due 8/15/19                   100,000          99,167
                                                 -------------
                                                       733,194

                                                 -------------

FOREST PRODUCTS & PAPER 0.1%
International Paper Co.
  7.30%, due 11/15/39                  150,000         159,129

                                                 -------------

GAS 0.1%
Sempra Energy
  6.50%, due 6/1/16                    125,000         135,564

                                                 -------------

HEALTH CARE--SERVICES 0.2%
Roche Holdings, Inc.
  5.00%, due 3/1/14 (a)                300,000         320,951

                                                 -------------

HOUSEHOLD PRODUCTS & WARES 0.4%
Kimberly-Clark Corp.
  5.00%, due 8/15/13                   500,000         543,210

                                                 -------------

INSURANCE 0.6%
Lincoln National Corp.
  6.25%, due 2/15/20                   300,000         295,644
MetLife Global Funding I
  5.125%, due 6/10/14 (a)              300,000         317,489
MetLife, Inc.
  6.75%, due 6/1/16                    125,000         139,980
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19                   90,000         103,817
                                                 -------------
                                                       856,930

                                                 -------------

LODGING 0.2%
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                   300,000         279,478

                                                 -------------

MACHINERY--DIVERSIFIED 0.1%
Deere & Co.
  5.375%, due 10/16/29                 150,000         149,715

                                                 -------------

MEDIA 0.7%
CBS Corp.
  4.625%, due 5/15/18                   50,000          46,336
COX Communications, Inc.
  8.375%, due 3/1/39 (a)               125,000         155,647
News America, Inc.
  6.90%, due 3/1/19                    100,000         112,677
TCM Sub LLC
  3.55%, due 1/15/15 (a)(c)            400,000         391,822
Time Warner Cable, Inc.
  6.75%, due 7/1/18                    100,000         109,856
Time Warner, Inc.
  6.50%, due 11/15/36                   75,000          78,311
                                                 -------------
                                                       894,649
                                                 -------------

MISCELLANEOUS--MANUFACTURING 0.3%
ITT Corp.
  4.90%, due 5/1/14                    300,000         314,356
  6.125%, due 5/1/19                   100,000         107,982
                                                 -------------
                                                       422,338

                                                 -------------

OIL & GAS 0.1%
Marathon Oil Corp.
  6.50%, due 2/15/14                   150,000         165,925

                                                 -------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.
  5.65%, due 8/1/14                    240,000         255,452

                                                 -------------

PHARMACEUTICALS 0.2%
GlaxoSmithKline Capital, Inc.
  4.85%, due 5/15/13                   200,000         214,690

                                                 -------------

PIPELINES 0.3%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19                   150,000         178,797



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-11

                                     PRINCIPAL
                                        AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PIPELINES (CONTINUED)
Plains All American Pipeline,
  L.P.
  8.75%, due 5/1/19                 $  200,000   $     235,819
                                                 -------------
                                                       414,616

                                                 -------------

REAL ESTATE 0.1%
AMB Property, L.P.
  6.625%, due 12/1/19                  150,000         147,124

                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 0.6%
AvalonBay Communities, Inc.
  6.10%, due 3/15/20                   100,000         102,116
Brandywine Operating
  Partnership, L.P.
  5.70%, due 5/1/17                    350,000         313,943
ERP Operating, L.P.
  5.25%, due 9/15/14                   250,000         254,262
Hospitality Properties Trust
  6.30%, due 6/15/16                   170,000         157,233
                                                 -------------
                                                       827,554

                                                 -------------

RETAIL 0.2%
Home Depot, Inc.
  5.25%, due 12/16/13                  250,000         267,639

                                                 -------------

TELECOMMUNICATIONS 1.4%
AT&T Corp.
  7.30%, due 11/15/11                  300,000         330,321
Cellco Partnership/Verizon
  Wireless Capital LLC
  5.55%, due 2/1/14                    500,000         542,639
Cisco Systems, Inc.
  4.45%, due 1/15/20                   350,000         343,345
Verizon Communications, Inc.
  6.10%, due 4/15/18                   700,000         760,836
                                                 -------------
                                                     1,977,141

                                                 -------------

TRANSPORTATION 0.2%
Burlington Northern Santa Fe
  Corp.
  4.70%, due 10/1/19                   100,000          99,068
FedEx Corp.
  8.00%, due 1/15/19                   150,000         180,667
                                                 -------------
                                                       279,735
                                                 -------------

Total Corporate Bonds
  (Cost $21,598,935)                                22,277,776
                                                 -------------



MORTGAGE-BACKED SECURITIES 1.2%
--------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.2%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-2, Class A4
  5.738%, due 5/10/45                  272,000         267,302
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  1.00%, due 6/11/40                   200,000         181,794
Citigroup Commercial Mortgage
  Trust Series 2006-C5, Class
  A4
  5.431%, due 10/15/49                 320,000         297,163
Commercial Mortgage
  Pass-Through Certificates
  Series 2006-C8, Class A4
  5.306%, due 12/10/46                 200,000         170,694
Greenwich Capital Commercial
  Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, due 3/10/39                  210,000         185,544
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2006-LDP7, Class A4
  5.875%, due 4/15/45                  200,000         192,728
Morgan Stanley Capital I
  Series 2006-HQ8, Class A4
  5.385%, due 3/12/44                  200,000         192,871
  Series 2007-HQ11, Class A4
  5.447%, due 2/12/44                  212,500         186,222
                                                 -------------
Total Mortgage-Backed
  Securities
  (Cost $1,704,654)                                  1,674,318
                                                 -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 18.8%
--------------------------------------------------------------

FEDERAL HOME LOAN BANK 0.3%
  3.625%, due 5/29/13                  400,000         419,455
                                                 -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION 1.9%
  1.50%, due 1/7/11                    500,000         504,551
  2.875%, due 11/23/10                 450,000         459,608
  3.25%, due 2/25/11                   500,000         513,776
  4.125%, due 9/27/13                  350,000         373,016
  4.75%, due 1/18/11                   500,000         521,377
  5.125%, due 4/18/11                  200,000         211,087
                                                 -------------
                                                     2,583,415
                                                 -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 2.6%
  2.75%, due 4/11/11                   500,000         512,424
  2.875%, due 12/11/13                 350,000         357,008
  3.625%, due 8/15/11                  500,000         520,933
  4.375%, due 10/15/15                 350,000         372,345
  4.50%, due 2/15/11                   500,000         521,784
  4.875%, due 5/18/12                  500,000         539,595
  5.375%, due 11/15/11                 500,000         538,994
  5.50%, due 3/15/11                   200,000         211,360
                                                 -------------
                                                     3,574,443
                                                 -------------




M-12    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
TENNESSEE VALLEY AUTHORITY 0.1%
  5.25%, due 9/15/39                $  150,000   $     148,628

                                                 -------------

UNITED STATES TREASURY BOND 0.3%
  4.50%, due 8/15/39                   495,000         483,785
                                                 -------------


  UNITED STATES TREASURY NOTES 13.6%
  0.875%, due 1/31/11                2,265,000       2,272,078
  0.875%, due 2/28/11                2,115,000       2,120,122
  0.875%, due 3/31/11                  775,000         776,423
  0.875%, due 4/30/11                  250,000         250,332
  0.875%, due 5/31/11                2,420,000       2,422,931
  1.00%, due 7/31/11                   200,000         200,305
  1.00%, due 12/31/11                  500,000         498,594
  1.125%, due 6/30/11                   75,000          75,305
  1.125%, due 12/15/12               4,825,000       4,747,703
  1.375%, due 4/15/12                  600,000         600,563
  1.375%, due 5/15/12                3,416,000       3,416,000
  1.375%, due 9/15/12                1,195,000       1,189,398
  1.75%, due 1/31/14                   275,000         269,779
                                                 -------------
                                                    18,839,533
                                                 -------------
Total U.S. Government &
  Federal Agencies
  (Cost $25,981,036)                                26,049,259
                                                 -------------


YANKEE BONDS 2.4% (D)
--------------------------------------------------------------

BANKS 0.5%
Barclays Bank PLC
  5.00%, due 9/22/16                   150,000         153,272
Commonwealth Bank of
  Australia
  3.75%, due 10/15/14 (a)              175,000         175,426
  5.00%, due 10/15/19 (a)              175,000         173,745
Credit Suisse/New York NY
  5.30%, due 8/13/19                   225,000         231,069
                                                 -------------
                                                       733,512

                                                 -------------

FOOD 0.2%
Delhaize Group
  5.875%, due 2/1/14                   220,000         236,283

                                                 -------------

MINING 0.4%
Rio Tinto Finance USA, Ltd.
  8.95%, due 5/1/14                    450,000         539,236

                                                 -------------

OIL & GAS 0.7%
Petroleos Mexicanos
  4.875%, due 3/15/15 (a)              200,000         199,260
Shell International Finance
  B.V.
  4.00%, due 3/21/14                   350,000         365,236
  4.30%, due 9/22/19                   425,000         419,894
                                                 -------------
                                                       984,390
                                                 -------------

PHARMACEUTICALS 0.1%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19                  175,000         183,842

                                                 -------------

SOVEREIGN 0.1%
Svensk Exportkredit AB
  3.25%, due 9/16/14                   200,000         199,968

                                                 -------------

TELECOMMUNICATIONS 0.4%
Deutsche Telekom
  International Finance B.V.
  6.00%, due 7/8/19                    250,000         266,918
Vodafone Group PLC
  5.625%, due 2/27/17                  200,000         212,433
                                                 -------------
                                                       479,351
                                                 -------------
Total Yankee Bonds
  (Cost $3,177,287)                                  3,356,582
                                                 -------------
Total Long-Term Bonds
  (Cost $52,711,906)                                53,607,912
                                                 -------------





                                        SHARES

COMMON STOCKS 59.8%
--------------------------------------------------------------

ADVERTISING 0.1%
Clear Channel Outdoor
  Holdings, Inc. Class A (e)             8,188          85,073

                                                 -------------

AEROSPACE & DEFENSE 1.3%
General Dynamics Corp.                   3,861         263,204
L-3 Communications Holdings,
  Inc.                                   1,608         139,816
Lockheed Martin Corp.                    8,096         610,034
Northrop Grumman Corp.                  14,043         784,301
                                                 -------------
                                                     1,797,355

                                                 -------------

AGRICULTURE 1.1%
Altria Group, Inc.                      22,335         438,436
Archer-Daniels-Midland Co.              11,334         354,867
Lorillard, Inc.                          4,577         367,213
Philip Morris International,
  Inc.                                   7,094         341,860
                                                 -------------
                                                     1,502,376

                                                 -------------

AIRLINES 0.1%
Copa Holdings S.A. Class A               2,788         151,862

                                                 -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-13


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
APPAREL 1.1%
Coach, Inc.                             24,583   $     898,017
NIKE, Inc. Class B                       1,174          77,566
Polo Ralph Lauren Corp.                  6,102         494,140
                                                 -------------
                                                     1,469,723

                                                 -------------

BANKS 2.4%
BancorpSouth, Inc.                      12,148         284,992
Capital One Financial Corp.             19,023         729,342
Comerica, Inc.                             103           3,046
Marshall & Ilsley Corp.                 40,254         219,384
Popular, Inc.                           97,519         220,393
Regions Financial Corp.                191,026       1,010,527
SunTrust Banks, Inc.                    17,971         364,632
Wilmington Trust Corp.                     634           7,824
Zions Bancorp                           42,938         550,894
                                                 -------------
                                                     3,391,034
                                                 -------------

BEVERAGES 0.0%++
Central European Distribution
  Corp.(e)                                 540          15,341

                                                 -------------

BIOTECHNOLOGY 0.3%
Amgen, Inc. (e)                          4,916         278,098
OSI Pharmaceuticals, Inc. (e)            3,129          97,093
                                                 -------------
                                                       375,191

                                                 -------------

BUILDING MATERIALS 0.1%
Armstrong World Industries,
  Inc. (e)                               4,534         176,509

                                                 -------------

CHEMICALS 1.2%
Ashland, Inc.                           23,572         933,923
Cabot Corp.                             10,927         286,615
Huntsman Corp.                          14,192         160,228
Lubrizol Corp. (The)                     2,195         160,125
RPM International, Inc.                  2,815          57,229
Sherwin-Williams Co. (The)                 498          30,702
                                                 -------------
                                                     1,628,822

                                                 -------------

COMMERCIAL SERVICES 0.9%
Apollo Group, Inc. Class A
  (e)                                      510          30,896
Brinks Home Security
  Holdings, Inc. (e)                       954          31,138
H&R Block, Inc.                         10,818         244,703
Hillenbrand, Inc.                          214           4,032
ITT Educational Services,
  Inc. (e)                               2,832         271,759
Moody's Corp.                              385          10,318
R.R. Donnelley & Sons Co.               21,033         468,405
SAIC, Inc. (e)                           6,252         118,413
Washington Post Co. Class B                 72          31,651
Weight Watchers
  International, Inc.                    1,105          32,222
                                                 -------------
                                                     1,243,537
                                                 -------------

COMPUTERS 1.8%
Affiliated Computer Services,
  Inc. Class A (e)                       3,725         222,345
Dell, Inc. (e)                           3,177          45,622
 v  Hewlett-Packard Co.                 21,070       1,085,316
International Business
  Machines Corp.                         2,415         316,123
Lexmark International, Inc.
  Class A (e)                            4,950         128,601
Western Digital Corp. (e)               14,499         640,131
                                                 -------------
                                                     2,438,138

                                                 -------------

COSMETICS & PERSONAL CARE 1.1%
Colgate-Palmolive Co.                    8,862         728,013
Procter & Gamble Co. (The)              14,116         855,853
                                                 -------------
                                                     1,583,866

                                                 -------------

DISTRIBUTION & WHOLESALE 0.4%
Tech Data Corp. (e)                     11,716         546,669

                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 2.6%
Ameriprise Financial, Inc.               5,498         213,432
BlackRock, Inc.                          4,505       1,046,061
Discover Financial Services             34,908         513,497
Interactive Brokers Group,
  Inc. (e)                                 995          17,632
JPMorgan Chase & Co.                    16,529         688,764
T. Rowe Price Group, Inc.                9,953         529,997
TD Ameritrade Holding Corp.
  (e)                                   33,472         648,687
                                                 -------------
                                                     3,658,070
                                                 -------------

ELECTRIC 5.6%
AES Corp. (The) (e)                     48,123         640,517
Alliant Energy Corp.                     9,839         297,728
Ameren Corp.                            13,498         377,269
American Electric Power Co.,
  Inc.                                  24,179         841,187
Consolidated Edison, Inc.               15,830         719,157
DPL, Inc.                                2,705          74,658
DTE Energy Corp.                        15,042         655,681
Duke Energy Corp.                       61,642       1,060,859
FirstEnergy Corp.                        6,562         304,805
FPL Group, Inc.                          1,057          55,831
Hawaiian Electric Industries,
  Inc.                                   7,010         146,509
Integrys Energy Group, Inc.              1,653          69,409
Mirant Corp. (e)                        56,261         859,106
PG&E Corp.                              14,518         648,229
Pinnacle West Capital Corp.              5,914         216,334
Progress Energy, Inc.                   19,584         803,140
Westar Energy, Inc.                        814          17,680
                                                 -------------
                                                     7,788,099

                                                 -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.5%
Emerson Electric Co.                    13,587         578,806
Hubbel, Inc. Class B                     1,714          81,072
                                                 -------------
                                                       659,878
                                                 -------------




M-14    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
ELECTRONICS 0.2%
FLIR Systems, Inc. (e)                   1,619   $      52,974
Garmin, Ltd.                             7,792         239,214
                                                 -------------
                                                       292,188

                                                 -------------

ENGINEERING & CONSTRUCTION 0.5%
Fluor Corp.                              7,516         338,521
Shaw Group, Inc. (The) (e)              12,992         373,520
                                                 -------------
                                                       712,041

                                                 -------------

ENVIRONMENTAL CONTROLS 0.1%
Waste Connections, Inc. (e)              2,780          92,685

                                                 -------------

FOOD 1.0%
H.J. Heinz Co.                          13,232         565,800
Safeway, Inc.                           27,793         591,713
SUPERVALU, Inc.                         17,759         225,717
                                                 -------------
                                                     1,383,230

                                                 -------------

FOREST PRODUCTS & PAPER 0.4%
International Paper Co.                 20,433         547,196

                                                 -------------

GAS 1.3%
Energen Corp.                            8,219         384,649
NiSource, Inc.                          27,907         429,210
Sempra Energy                           16,611         929,884
                                                 -------------
                                                     1,743,743

                                                 -------------

HEALTH CARE--PRODUCTS 0.4%
Hill-Rom Holdings, Inc.                  1,891          45,365
Johnson & Johnson                        7,402         476,763
                                                 -------------
                                                       522,128
                                                 -------------

HEALTH CARE--SERVICES 1.9%
 v  CIGNA Corp.                         33,273       1,173,539
Humana, Inc. (e)                         1,239          54,380
LifePoint Hospitals, Inc. (e)            4,507         146,522
Lincare Holdings, Inc. (e)               3,085         114,515
 v  UnitedHealth Group, Inc.            38,204       1,164,458
                                                 -------------
                                                     2,653,414
                                                 -------------

HOME BUILDERS 0.0%++
Thor Industries, Inc.                    1,389          43,615
                                                 -------------

INSURANCE 4.2%
Allied World Assurance
  Holdings, Ltd./Bermuda                 7,609         350,547
American Financial Group,
  Inc.                                  23,709         591,539
Arch Capital Group, Ltd. (e)             8,508         608,747
Aspen Insurance Holdings,
  Ltd.                                   1,454          37,004
Assurant, Inc.                          18,510         545,675
Axis Capital Holdings, Ltd.             24,404         693,318
Chubb Corp. (The)                          323          15,885
Endurance Specialty Holdings,
  Ltd.                                   8,708         324,199
Genworth Financial, Inc.
  Class A (e)                           23,235         263,717
MetLife, Inc.                           21,230         750,480
Old Republic International
  Corp.                                  3,494          35,080
OneBeacon Insurance Group,
  Ltd. Class A                           4,090          56,360
PartnerRe, Ltd.                          1,501         112,065
Principal Financial Group,
  Inc.                                   9,334         224,389
Protective Life Corp.                    7,485         123,877
Prudential Financial, Inc.               3,568         177,544
Transatlantic Holdings, Inc.             3,471         180,874
Unitrin, Inc.                            5,124         112,984
Unum Group                              32,565         635,669
                                                 -------------
                                                     5,839,953
                                                 -------------

INTERNET 1.3%
AOL, Inc. (e)                            2,456          57,176
eBay, Inc. (e)                          23,847         561,358
Google, Inc. Class A (e)                 1,291         800,394
IAC/InterActiveCorp (e)                  5,073         103,895
Liberty Media Corp.
  Interactive Class A (e)               25,944         281,233
                                                 -------------
                                                     1,804,056
                                                 -------------

IRON & STEEL 1.6%
AK Steel Holding Corp.                  19,891         424,673
 v  Cliffs Natural Resources,
  Inc.                                  24,740       1,140,266
Reliance Steel & Aluminum
  Co.                                   14,322         618,997
                                                 -------------
                                                     2,183,936
                                                 -------------

MACHINERY--DIVERSIFIED 0.7%
Cummins, Inc.                           19,745         905,505
Wabtec Corp.                               583          23,810
                                                 -------------
                                                       929,315
                                                 -------------

MEDIA 3.1%
 v  Comcast Corp. Class A               65,039       1,096,557
Gannett Co., Inc.                       24,826         368,666
Meredith Corp.                           3,403         104,983
Time Warner Cable, Inc.                 19,963         826,269
Time Warner, Inc.                       33,389         972,955
Walt Disney Co. (The)                   27,611         890,455
                                                 -------------
                                                     4,259,885
                                                 -------------

METAL FABRICATE & HARDWARE 0.6%
Precision Castparts Corp.                8,098         893,614
                                                 -------------

MISCELLANEOUS--MANUFACTURING 2.5%
Brink's Co. (The)                           30             730
Carlisle Cos., Inc.                      8,240         282,303
Dover Corp.                              3,230         134,400
General Electric Co.                    63,704         963,842
Honeywell International,
  Inc.                                   3,457         135,514



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-15


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MISCELLANEOUS--MANUFACTURING (CONTINUED)
ITT Corp.                               16,566   $     823,993
John Bean Technologies Corp.             1,638          27,862
Leggett & Platt, Inc.                    5,668         115,627
Parker Hannifin Corp.                   11,627         626,463
Trinity Industries, Inc.                18,765         327,262
                                                 -------------
                                                     3,437,996
                                                 -------------

OIL & GAS 6.5%
Chevron Corp.                           13,438       1,034,592
Cimarex Energy Co.                       3,643         192,970
ConocoPhillips                          20,708       1,057,558
ENSCO International PLC,
  Sponsored ADR (f)                     24,378         973,657
Forest Oil Corp. (e)                    23,682         526,924
Marathon Oil Corp.                      15,384         480,288
Murphy Oil Corp.                        13,404         726,497
Occidental Petroleum Corp.              12,086         983,196
Patterson-UTI Energy, Inc.              11,816         181,376
Plains Exploration &
  Production Co. (e)                    27,587         763,056
Questar Corp.                              181           7,524
Rowan Cos., Inc. (e)                     9,934         224,906
Tesoro Corp.                            12,876         174,470
Unit Corp. (e)                          16,622         706,435
Valero Energy Corp.                     54,834         918,469
                                                 -------------
                                                     8,951,918
                                                 -------------

OIL & GAS SERVICES 0.2%
Helix Energy Solutions Group,
  Inc. (e)                               8,575         100,756
SEACOR Holdings, Inc. (e)                1,873         142,817
                                                 -------------
                                                       243,573
                                                 -------------

PACKAGING & CONTAINERS 0.1%
Crown Holdings, Inc. (e)                 5,526         141,355
Sonoco Products Co.                      2,075          60,694
                                                 -------------
                                                       202,049
                                                 -------------

PHARMACEUTICALS 1.2%
Abbott Laboratories                      6,265         338,247
AmerisourceBergen Corp.                 21,858         569,838
Forest Laboratories, Inc. (e)            7,171         230,261
Herbalife, Ltd.                            115           4,665
King Pharmaceuticals, Inc.
  (e)                                   25,740         315,830
Pfizer, Inc.                            11,935         217,098
                                                 -------------
                                                     1,675,939
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 3.4%
 v  Annaly Capital
  Management, Inc.                      65,331       1,133,493
Apartment Investment &
  Management Co. Class A                15,651         249,164
CapitalSource, Inc.                     12,622          50,109
Duke Realty Corp.                       33,823         411,626
HRPT Properties Trust                   23,336         150,984
Macerich Co. (The)                      21,033         756,136
Mack-Cali Realty Corp.                   3,905         134,996
ProLogis                                45,104         617,474
Public Storage                             329          26,797
Senior Housing Properties
  Trust                                  6,943         151,843
SL Green Realty Corp.                   20,965       1,053,282
                                                 -------------
                                                     4,735,904
                                                 -------------

RETAIL 2.7%
Barnes & Noble, Inc.                     1,884          35,928
Big Lots, Inc. (e)                      24,154         699,983
BJ's Wholesale Club, Inc. (e)            8,528         278,951
Foot Locker, Inc.                       26,315         293,149
Gap, Inc. (The)                         27,926         585,050
RadioShack Corp.                        35,586         693,927
Ross Stores, Inc.                       14,964         639,112
Wal-Mart Stores, Inc.                    7,877         421,025
Williams-Sonoma, Inc.                    6,006         124,805
                                                 -------------
                                                     3,771,930
                                                 -------------

SAVINGS & LOANS 0.1%
New York Community Bancorp,
  Inc.                                  14,151         205,331
                                                 -------------

SEMICONDUCTORS 0.7%
Integrated Device Technology,
  Inc. (e)                              15,767         102,013
Intel Corp.                             45,990         938,196
LSI Corp. (e)                              341           2,049
                                                 -------------
                                                     1,042,258
                                                 -------------

SOFTWARE 0.4%
IMS Health, Inc.                         7,542         158,834
Microsoft Corp.                         13,697         417,622
                                                 -------------
                                                       576,456
                                                 -------------

TELECOMMUNICATIONS 3.3%
Amdocs, Ltd. (e)                        12,008         342,588
AT&T, Inc.                              37,695       1,056,591
CenturyTel, Inc.                        25,099         908,835
Cisco Systems, Inc. (e)                 24,859         595,124
Sprint Nextel Corp. (e)                184,933         676,855
Verizon Communications, Inc.            29,616         981,178
                                                 -------------
                                                     4,561,171
                                                 -------------

TRANSPORTATION 0.8%
Expeditors International of
  Washington, Inc.                       2,432          84,463
Frontline, Ltd.                          9,561         261,207
Overseas Shipholding Group,
  Inc.                                   2,753         120,994
Ryder System, Inc.                       3,151         129,727




M-16    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
TRANSPORTATION (CONTINUED)
Teekay Corp.                             1,596   $      37,043
Tidewater, Inc.                          3,978         190,745
Union Pacific Corp.                      5,120         327,168
                                                 -------------
                                                     1,151,347
                                                 -------------
Total Common Stocks
  (Cost $73,926,103)                                82,968,414
                                                 -------------


EXCHANGE TRADED FUND 0.7% (G)
--------------------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                               8,881         989,699
                                                 -------------
Total Exchange Traded Fund
  (Cost $919,529)                                      989,699
                                                 -------------



                                     PRINCIPAL
                                        AMOUNT

SHORT-TERM INVESTMENT 0.4%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.4%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $586,399 (Collateralized by
  United States Treasury Bill
  securities with a zero
  coupon rate and a rate of
  0.047% and maturity dates
  of 2/18/10 and 3/18/10,
  with a Principal Amount of
  $600,000 and a Market Value
  of $599,995)                      $  586,399         586,399
                                                  ------------
Total Short-Term Investment
  (Cost $586,399)                                      586,399
                                                  ------------
Total Investments
  (Cost $128,143,937) (h)                 99.6%    138,152,424
Other Assets, Less
  Liabilities                              0.4         523,566
                                         -----    ------------
Net Assets                               100.0%  $ 138,675,990
                                         =====    ============






++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  The debt is guaranteed under the
     Federal Deposit Insurance Corporation
     (FDIC) Temporary Liquidity Guarantee
     Program and is backed by the full faith
     and credit of the United States.  The
     expiration date of the FDIC's guarantee
     is the earlier of the maturity date of
     the debt or June 30, 2012.
(c)  Illiquid security - The total market
     value of this security at December 31,
     2009 is $391,822, which represents 0.3%
     of the Portfolio's net assets.
(d)  Yankee Bond--dollar-denominated bond
     issued in the United States by a
     foreign bank or corporation.
(e)  Non-income producing security.
(f)  ADR -- American Depositary Receipt.
(g)  Exchange Traded Fund--represents a
     basket of securities that is traded on
     an exchange.
(h)  At December 31, 2009, cost is
     $128,996,183 for federal income tax
     purposes and net unrealized
     appreciation is as follows:






Gross unrealized appreciation       $13,716,431
Gross unrealized depreciation        (4,560,190)
                                    -----------
Net unrealized appreciation         $ 9,156,241
                                    ===========










The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-17

The following is a summary of the fair valuations according to inputs used as of December 31, 2009, for valuing the Portfolio's assets.


ASSET VALUATION INPUTS



                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Security                         $        --    $   249,977        $     --    $    249,977
  Corporate Bonds                                        --     22,277,776              --      22,277,776
  Mortgage-Backed Securities                             --      1,674,318              --       1,674,318
  U.S. Government & Federal Agencies                     --     26,049,259              --      26,049,259
  Yankee Bonds                                           --      3,356,582              --       3,356,582
                                                -----------    -----------        --------    ------------
Total Long-Term Bonds                                    --     53,607,912              --      53,607,912
                                                -----------    -----------        --------    ------------
Common Stocks                                    82,968,414             --              --      82,968,414
Exchange Traded Fund                                989,699             --              --         989,699
                                                -----------    -----------        --------    ------------
Short-Term Investment
  Repurchase Agreement                                   --        586,399              --         586,399
                                                -----------    -----------        --------    ------------
Total Investments in Securities                 $83,958,113    $54,194,311        $     --    $138,152,424
                                                ===========    ===========        ========    ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).






M-18    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009






ASSETS:
Investment in securities, at value
  (identified cost $128,143,937)     $138,152,424
Receivables:
  Investment securities sold            2,252,577
  Dividends and interest                  596,496
  Fund shares sold                         82,881
Other assets                                  231
                                     ------------
     Total assets                     141,084,609
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       2,226,376
  Manager (See Note 3)                     88,908
  Professional fees                        30,317
  NYLIFE Distributors (See Note 3)         27,836
  Fund shares redeemed                     16,805
  Custodian                                 9,995
  Shareholder communication                 6,167
  Directors                                   404
Accrued expenses                            1,811
                                     ------------
     Total liabilities                  2,408,619
                                     ------------
Net assets                           $138,675,990
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    143,014
Additional paid-in capital            158,417,831
                                     ------------
                                      158,560,845
Accumulated undistributed net
  investment income                     1,844,311
Accumulated net realized loss on
  investments and futures
  transactions                        (31,737,653)
Net unrealized appreciation on
  investments                          10,008,487
                                     ------------
Net assets                           $138,675,990
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  8,557,119
                                     ============
Shares of capital stock outstanding       878,803
                                     ============
Net asset value per share
  outstanding                        $       9.74
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $130,118,871
                                     ============
Shares of capital stock outstanding    13,422,555
                                     ============
Net asset value per share
  outstanding                        $       9.69
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-19

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009






INVESTMENT INCOME:
INCOME:
  Dividends                          $  1,632,306
  Interest (a)                          1,580,092
                                     ------------
     Total income                       3,212,398
                                     ------------
EXPENSES:
  Manager (See Note 3)                    954,059
  Distribution and service--Service
     Class (See Note 3)                   298,683
  Professional fees                        50,184
  Custodian                                28,986
  Shareholder communication                21,427
  Directors                                 5,703
  Miscellaneous                             9,036
                                     ------------
     Total expenses                     1,368,078
                                     ------------
Net investment income                   1,844,320
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions               (14,121,546)
  Futures transactions                    369,836
                                     ------------
Net realized loss on investments
  and futures transactions            (13,751,710)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          38,051,592
  Futures contracts                       (91,344)
                                     ------------
Net change in unrealized
  depreciation on investments and
  futures contracts                    37,960,248
                                     ------------
Net realized and unrealized gain on
  investments and futures
  transactions                         24,208,538
                                     ------------
Net increase in net assets
  resulting from operations          $ 26,052,858
                                     ============





(a) Interest recorded net of foreign withholding taxes in the amount of $1,131.




M-20    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS




FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  1,844,320   $  3,719,059
 Net realized loss on
  investments and futures
  transactions                  (13,751,710)   (17,734,876)
 Net change in unrealized
  appreciation (depreciation)
  on investments and futures
  contracts                      37,960,248    (32,793,470)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     26,052,858    (46,809,287)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                  (250,434)            --
    Service Class                (3,468,689)            --
                               ---------------------------
                                 (3,719,123)            --
                               ---------------------------
 From net realized gain on investments:
    Initial Class                        --        (27,301)
    Service Class                        --       (469,960)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (3,719,123)      (497,261)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          9,900,172     11,170,126
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               3,719,123        497,261
 Cost of shares redeemed        (23,882,814)   (44,308,680)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions         (10,263,519)   (32,641,293)
                               ---------------------------
    Net increase (decrease)
     in net assets               12,070,216    (79,947,841)

NET ASSETS:
Beginning of year               126,605,774    206,553,615
                               ---------------------------
End of year                    $138,675,990   $126,605,774
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $  1,844,311   $  3,699,291
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                 INITIAL CLASS
                            -------------------------------------------------------
                                                                      MAY 2, 2005**
                                                                         THROUGH
                                    YEAR ENDED DECEMBER 31,            DECEMBER 31,
                            -------------------------------------------------------

                             2009       2008      2007       2006          2005
Net asset value at
  beginning of period       $ 8.15    $ 10.89    $11.25    $ 10.46        $10.00
                            ------    -------    ------    -------        ------
Net investment income         0.15 (a)   0.25      0.27 (a)   0.22          0.11
Net realized and
  unrealized gain (loss)
  on investments              1.73      (2.96)     0.05       0.90          0.47
                            ------    -------    ------    -------        ------
Total from investment
  operations                  1.88      (2.71)     0.32       1.12          0.58
                            ------    -------    ------    -------        ------
Less dividends and
  distributions:
  From net investment
     income                  (0.29)        --     (0.26)     (0.22)        (0.08)
  From net realized gain
     on investments             --      (0.03)    (0.42)     (0.11)        (0.04)
                            ------    -------    ------    -------        ------
Total dividends and
  distributions              (0.29)     (0.03)    (0.68)     (0.33)        (0.12)
                            ------    -------    ------    -------        ------
Net asset value at end of
  period                    $ 9.74    $  8.15    $10.89    $ 11.25        $10.46
                            ======    =======    ======    =======        ======
Total investment return      23.07%    (24.85%)    2.80%     10.70%         5.81%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       1.69%      2.44%     2.31%      2.26%         2.05%++
  Net expenses                0.84%      0.83%     0.82%      0.85%         1.00%++
Portfolio turnover rate        176%        92%       83%        45%           76%
Net assets at end of
  period (in 000's)         $8,557    $ 7,232    $9,932    $13,577        $9,707






**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.






M-22    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                     SERVICE CLASS
         ----------------------------------------------------------------------------------------------------
                                                                                                    MAY 2,
                                                                                                    2005**
                                                                                                    THROUGH
                                                    YEAR ENDED DECEMBER 31,                      DECEMBER 31,
         ----------------------------------------------------------------------------------------------------

                 2009                    2008                    2007                2006            2005
               $   8.11                $  10.86                $  11.22            $  10.44        $  10.00
               --------                --------                --------            --------        --------
                   0.12 (a)                0.24                    0.24 (a)            0.20            0.08
                   1.72                   (2.96)                   0.05                0.89            0.48
               --------                --------                --------            --------        --------
                   1.84                   (2.72)                   0.29                1.09            0.56
               --------                --------                --------            --------        --------

                  (0.26)                     --                   (0.23)              (0.20)          (0.08)
                     --                   (0.03)                  (0.42)              (0.11)          (0.04)
               --------                --------                --------            --------        --------
                  (0.26)                  (0.03)                  (0.65)              (0.31)          (0.12)
               --------                --------                --------            --------        --------
               $   9.69                $   8.11                $  10.86            $  11.22        $  10.44
               ========                ========                ========            ========        ========

                  22.76%                 (25.04%)                  2.55%              10.42%           5.55%(b)

                   1.43%                   2.18%                   2.09%               2.01%           1.80%++
                   1.09%                   1.08%                   1.07%               1.10%           1.25%++
                    176%                     92%                     83%                 45%             76%
               $130,119                $119,374                $196,622            $175,576        $105,420







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-23

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             7.77%         4.93%         6.16%




(After Portfolio operating expenses)




                                              MERRILL LYNCH
                                               CORPORATE &       BARCLAYS CAPITAL
                                            GOVERNMENT MASTER     U.S. AGGREGATE
                           INITIAL CLASS          INDEX             BOND INDEX
                           -------------    -----------------    ----------------
12/31/99                       10000              10000                10000
                               10982              11195                11163
                               12000              12138                12105
                               13138              13467                13347
                               13732              14078                13894
                               14294              14662                14497
                               14606              15031                14849
                               15271              15606                15493
                               16266              16741                16572
                               16872              17570                17440
12/31/09                       18183              18420                18475








SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             7.50%         4.66%         5.89%




(After Portfolio operating expenses)




                                              MERRILL LYNCH
                                               CORPORATE &       BARCLAY'S CAPITAL
                                            GOVERNMENT MASTER      U.S. AGGREGATE
                           SERVICE CLASS          INDEX              BOND INDEX
                           -------------    -----------------    -----------------
12/31/99                       10000              10000                10000
                               10955              11195                11163
                               11940              12138                12105
                               13039              13467                13347
                               13596              14078                13894
                               14117              14662                14497
                               14384              15031                14849
                               15001              15606                15493
                               15939              16741                16572
                               16492              17570                17440
12/31/09                       17729              18420                18475








 BENCHMARK PERFORMANCE                          ONE          FIVE           TEN
                                               YEAR          YEARS         YEARS

Barclays Capital U.S. Aggregate Bond
Index(3)                                        5.93%        4.97%         6.33%
Bank of America Merrill Lynch Corporate
and Government Master Index(3)                  4.84         4.67          6.30
Average Lipper Variable Products
Intermediate Investment Grade Debt
Portfolio(4)                                   12.21         4.46          5.68





1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 4.91% and 6.15% for Initial Class shares and 4.65% and 5.89% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in corporate debt issues rated "A" or better or government issues. Lipper Inc. is an independent monitor of fund performance.




M-24    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,052.60        $2.79          $1,022.50         $2.75
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,051.30        $4.08          $1,021.20         $4.02
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.54% for Initial Class and 0.79% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                 mainstayinvestments.com    M-25

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)



(PORTFOLIO COMPOSITION PIE CHART)

               U.S. GOVERNMENT
                  & FEDERAL
AGENCIES                                         57.2
-------------------------- ---                   ----
Corporate Bonds                                 26.20
Mortgage-Backed Securities                       6.60
Yankee Bonds                                     4.90
Asset-Backed Securities                          3.70
Short-Term Investments                           0.70
Other Assets, Less Liabilities                   0.60
Medium Term Note                                 0.10






See Portfolio of Investments beginning on page M-29 for specific holdings within these categories.





TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)




    1. United States Treasury Notes, 0.75%-4.25%, due 5/31/11-11/15/19
    2.  Federal Home Loan Mortgage Corporation (Mortgage
        Pass-Through Securities), 4.00%-7.00%,
        due 7/1/17-11/1/39
    3.  Federal National Mortgage Association (Mortgage
        Pass-Through Securities), 4.00%-7.50%, due
        5/1/16-7/1/38
    4.  Government National Mortgage Association
        (Mortgage Pass-Through Securities), 4.50%-7.00%, due 7/15/31-5/15/39
    5.  Federal National Mortgage Association,
        2.75%-5.50%, due 3/15/11-3/13/14
    6.  Federal Home Loan Mortgage Corporation,
        3.75%-5.50%, due 4/18/11-7/18/16
    7.  United States Treasury Bonds, 4.375%-6.25%, due
        8/15/23-11/15/39
    8.  Bear Stearns Commercial Mortgage Securities,
        1.00%-5.793%, due 9/11/38-9/11/42
    9.  Bank of America Corp., 2.10%-5.65%, due
        4/30/12-5/1/18
   10. Goldman Sachs Group, Inc. (The), 1.625%-6.15%, due 7/15/11-4/1/18







M-26    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


QUESTIONS ANSWERED BY DONALD F. SEREK AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.



HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Bond Portfolio returned 7.77% for Initial Class shares and 7.50% for Service Class shares. Both share classes underperformed the 12.21% return of the average Lipper(2) Variable Products Intermediate Investment Grade Debt Portfolio and outperformed the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the 12 months ended December 31, 2009. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS AFFECTED THE BOND MARKETS DURING 2009?



During the 12-month period ended December 31, 2009, the economic environment was extremely sluggish. It wasn't until the third quarter that gross domestic product (GDP) growth turned positive after four negative quarters. Policy makers continued to struggle to find ways to stabilize financial markets and provide support for a deteriorating economy. Early in the year, the Federal Reserve expanded its program of direct security purchases, seeking to expand the money supply; and the Obama administration quickly passed a stimulus package totaling more than $780 billion.



Labor markets and consumer spending were generally weak (although they did show some improvement as the year progressed), and inflation remained tame. Given the economy's sluggish performance, the Federal Reserve continued to pursue a very accommodative monetary policy. The Federal Open Market Committee kept the federal funds target rate in a range from 0% to 0.25% and signaled its continued intention to keep the target rate low for an "extended period."



During the year, U.S. Treasury yields rose as inves-tors became more optimistic that the worst of the financial crisis had passed and that economic activity was likely to rebound. The Treasury yield curve(3) (specifically the spread(4) between 2-year and 10-year Treasury yields) steepened as market participants became more concerned about inflation.



After equity markets reached a low in March, they rebounded strongly and fueled an increase in risk-taking. The riskier parts of the fixed-income market followed suit, and credit spreads dramatically tightened.





WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?



During 2009, the Portfolio outperformed the Barclays Capital U.S. Aggregate Bond Index largely as a result of moving to an overweight position relative to the benchmark in investment-grade corporate bonds and commercial mortgage-backed securities. Spreads on all of these asset classes tightened in relation to Treasury securities, and the tightening contributed to the Portfolio's positive performance in relation to the benchmark.



WHAT FACTORS PROMPTED YOU TO MAKE SIGNIFICANT DECISIONS FOR THE PORTFOLIO IN
2009?



Market psychology probably had the most significant impact on the performance of the Portfolio. As the



Investments in bonds are subject to interest rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.



1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


3. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.


4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.




Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                 mainstayinvestments.com    M-27
equity market stabilized and it became increasingly apparent that the financial system was not going to collapse, risk-taking began to increase because asset valuations looked attractive and it appeared that the worst of the economic crisis had passed. With spreads on fixed-income securities at all-time wide levels and money flowing back into the fixed-income markets, we identified opportunities to add exposure in the investment-grade bond market and the commercial mortgage-backed securities market. By adding exposure to these sectors, the Portfolio was able to outperform the Barclays Capital U.S. Aggregate Bond Index as spreads tightened during the course of the year.



HOW DID THE CHANGING SECTOR WEIGHTINGS AFFECT THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2009?



As noted above, increases in sector weightings in the investment-grade corporate and commercial-mortgage backed sectors added to performance relative to the benchmark. Also during the reporting period, a decrease in the Portfolio's allocation to mortgage-backed securities and an underweight position relative to the benchmark hurt the Portfolio's relative performance.






The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.




Information about MainStay VP Bond Portfolio on this page and the preceding pages has not been audited.



M-28    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2009





                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS 98.7%+
ASSET-BACKED SECURITIES 3.7%
---------------------------------------------------------------

AUTOMOBILE 0.4%
Harley-Davidson Motorcycle
  Trust Series 2007-3, Class
  B
  6.04%, due 8/15/14                $ 1,000,000   $   1,036,485
Mercedes-Benz Auto
  Receivables Trust Series
  2009-1, Class A3
  1.67%, due 1/15/14                  1,500,000       1,499,865
                                                  -------------
                                                      2,536,350
                                                  -------------

CREDIT CARDS 0.4%
Nordstrom Private Label
  Credit Card
  Series 2007-1, Class A
  4.92%, due 5/15/13 (a)              3,000,000       3,025,690
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
Marriott Vacation Club Owner
  Trust Series 2007-2A, Class
  A
  5.808%, due 10/20/29 (a)            2,410,939       2,361,614
                                                  -------------


HOME EQUITY 2.6%
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                   418,464         310,193
CIT Group Home Equity Loan
  Trust Series 2003-1, Class
  A4
  3.93%, due 3/20/32                    685,962         603,108
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)               923,412         886,038
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (b)               754,761         675,357
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36                   889,426         521,301
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36                 1,488,347         573,547
  Series 2006-S5, Class A3
  5.762%, due 6/25/35                 1,664,071         420,443
  Series 2007-S1, Class A3
  5.81%, due 11/25/36                   786,362         323,715
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37                 1,000,000         437,225
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (b)               500,000         250,049
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)            1,500,000       1,422,591
JPMorgan Mortgage Acquisition
  Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36                1,000,000         815,078
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37                 1,000,000         451,454
  Series 2007-CH1, Class AF1B
  5.935%, due 11/25/36                  293,403         290,307
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36                    984,034         554,372
Morgan Stanley Mortgage Loan
  Trust Series 2006-17XS,
  Class A3A
  5.651%, due 10/25/46                2,000,000       1,072,360
Popular ABS Mortgage Pass-
  Through Trust Series 2005-
  5, Class AF3
  5.086%, due 11/25/35 (b)            3,175,000       3,089,003
Renaissance Home Equity Loan
  Trust Series 2006-1, Class
  AF4
  6.011%, due 5/25/36 (b)             5,000,000       2,803,083
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                733,695         605,750
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)              3,750,000       2,296,725
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (b)             1,357,771       1,073,564
                                                  -------------
                                                     19,475,263
                                                  -------------
Total Asset-Backed Securities
  (Cost $37,507,582)                                 27,398,917
                                                  -------------

CORPORATE BONDS 26.2%
---------------------------------------------------------------

AEROSPACE & DEFENSE 2.1%

Boeing Co.
  4.875%, due 2/15/20                 2,300,000       2,306,235




 +  Percentages indicated are based on Fund net assets.



 V Among the Portfolio's 10 largest issuers held, as of December 31, 2009, excluding short-term investments. May be subject to change daily.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-29

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AEROSPACE & DEFENSE (CONTINUED)
Goodrich Corp.
  4.875%, due 3/1/20                $   400,000   $     395,654
L-3 Communications Corp.
  5.20%, due 10/15/19 (a)             1,200,000       1,186,963
Lockheed Martin Corp.
  4.25%, due 11/15/19                 2,000,000       1,930,526
  5.50%, due 11/18/39                 3,500,000       3,429,388
Northrop Grumman Corp.
  5.05%, due 8/1/19                     780,000         796,502
  7.75%, due 3/1/16                   2,375,000       2,807,597
Raytheon Co.
  5.375%, due 4/1/13                  1,000,000       1,081,673
  6.40%, due 12/15/18                 1,175,000       1,335,554
                                                  -------------
                                                     15,270,092
                                                  -------------

AGRICULTURE 0.1%
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                  1,000,000       1,065,124
                                                  -------------


AUTO MANUFACTURERS 0.1%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13                 1,000,000       1,096,235
                                                  -------------


BANKS 3.3%
American Express Bank FSB
  6.00%, due 9/13/17                  2,000,000       2,075,056
 v  Bank of America Corp.
  2.10%, due 4/30/12 (c)              3,000,000       3,027,693
  5.65%, due 5/1/18                   6,050,000       6,144,453
BB&T Corp.
  3.375%, due 9/25/13                 3,000,000       3,023,643
Fifth Third Bancorp
  4.50%, due 6/1/18                     850,000         693,411
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17                  1,550,000       1,659,545
KeyBank N.A.
  5.80%, due 7/1/14                     290,000         282,261
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                   750,000         773,477
Morgan Stanley
  5.625%, due 9/23/19                   800,000         805,848
PNC Bank N.A.
  6.875%, due 4/1/18                  1,000,000       1,061,422
SunTrust Bank
  5.20%, due 1/17/17                    875,000         826,056
Wachovia Bank N.A.
  6.60%, due 1/15/38                    850,000         897,157
Wells Fargo & Co.
  3.75%, due 10/1/14                  2,750,000       2,741,898
                                                  -------------
                                                     24,011,920
                                                  -------------

BEVERAGES 0.8%
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12 (a)             2,000,000       2,009,370
  4.125%, due 1/15/15 (a)             1,400,000       1,421,491
  8.20%, due 1/15/39 (a)              1,625,000       2,054,812
Coca-Cola Enterprises, Inc.
  5.00%, due 8/15/13                    500,000         538,013
                                                  -------------
                                                      6,023,686
                                                  -------------

CHEMICALS 0.8%
Dow Chemical Co. (The)
  5.70%, due 5/15/18                  2,750,000       2,793,609
Eastman Chemical Co.
  5.50%, due 11/15/19                 1,000,000         996,878
EI du Pont de Nemours & Co.
  4.625%, due 1/15/20                 2,000,000       1,957,998
                                                  -------------
                                                      5,748,485
                                                  -------------

COMMERCIAL SERVICES 0.1%
McKesson Corp.
  5.25%, due 3/1/13                     375,000         396,795
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 4.2%
American Express Credit Corp.
  7.30%, due 8/20/13                  1,500,000       1,685,821
Capital One Bank USA N.A.
  8.80%, due 7/15/19                  4,000,000       4,726,668
Citigroup, Inc.
  6.00%, due 8/15/17                  2,750,000       2,748,947
  6.125%, due 5/15/18                 3,000,000       3,016,224
General Electric Capital
  Corp.
  5.625%, due 5/1/18                  3,000,000       3,074,223
  5.875%, due 1/14/38                 1,000,000         925,883
  6.00%, due 6/15/12                  1,500,000       1,616,861
 v  Goldman Sachs Group, Inc.
  (The)
  1.625%, due 7/15/11 (c)             3,000,000       3,026,832
  5.70%, due 9/1/12                   1,000,000       1,075,662
  6.15%, due 4/1/18                   2,000,000       2,140,998
JPMorgan Chase & Co.
  4.60%, due 1/17/11                  2,000,000       2,069,168
Morgan Stanley
  6.75%, due 4/15/11                  2,000,000       2,118,966
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)             2,700,000       2,795,661
                                                  -------------
                                                     31,021,914
                                                  -------------






M-30    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC 2.6%
American Transmission
  Systems, Inc.
  5.25%, due 1/15/22 (a)            $ 2,500,000   $   2,468,625
Arizona Public Service Co.
  5.50%, due 9/1/35                   1,275,000       1,083,000
Carolina Power & Light Co.
  6.125%, due 9/15/33                   500,000         524,644
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14                   1,250,000       1,423,202
Duke Energy Carolinas LLC
  7.00%, due 11/15/18                 2,000,000       2,331,122
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                     500,000         520,971
Georgia Power Co.
  4.25%, due 12/1/19                  1,750,000       1,695,829
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                    500,000         525,699
Kansas City Power & Light Co.
  7.15%, due 4/1/19                     900,000       1,027,827
Peco Energy Co.
  5.00%, due 10/1/14                    750,000         805,682
  5.35%, due 3/1/18                   1,500,000       1,576,399
Pepco Holdings, Inc.
  6.45%, due 8/15/12                  2,125,000       2,280,699
South Carolina Electric & Gas
  Co.
  6.50%, due 11/1/18                    600,000         677,518
Union Electric Co.
  5.30%, due 8/1/37                     800,000         720,852
  6.70%, due 2/1/19                   1,500,000       1,656,076
                                                  -------------
                                                     19,318,145
                                                  -------------

ENVIRONMENTAL CONTROLS 0.3%
Republic Services, Inc.
  5.50%, due 9/15/19 (a)              2,000,000       2,030,904
                                                  -------------


FINANCE--OTHER SERVICES 0.2%
National Rural Utilities
  Cooperative Finance Corp.
  2.625%, due 9/16/12                 1,800,000       1,811,176
                                                  -------------


FOOD 1.3%
ConAgra Foods, Inc.
  7.00%, due 4/15/19                  1,080,000       1,222,350
Corn Products International,
  Inc.
  6.00%, due 4/15/17                  2,100,000       2,120,215
Kellogg Co.
  4.15%, due 11/15/19                 2,605,000       2,524,870
Kroger Co. (The)
  7.70%, due 6/1/29                   1,000,000       1,171,614
Safeway, Inc.
  5.00%, due 8/15/19                    750,000         743,753
  6.25%, due 3/15/14                  1,750,000       1,921,965
                                                  -------------
                                                      9,704,767
                                                  -------------

FOREST PRODUCTS & PAPER 0.2%
International Paper Co.
  7.30%, due 11/15/39                 1,225,000       1,299,555
                                                  -------------


GAS 0.2%
Sempra Energy
  6.50%, due 6/1/16                   1,300,000       1,409,862
                                                  -------------


HEALTH CARE--SERVICES 0.4%
Roche Holdings, Inc.
  5.00%, due 3/1/14 (a)               2,700,000       2,888,560
                                                  -------------


INSURANCE 1.4%
American General Finance
  Corp.
  5.20%, due 12/15/11                 1,100,000         944,891
CIGNA Corp.
  7.00%, due 1/15/11                    500,000         523,886
Lincoln National Corp.
  6.25%, due 2/15/20                  2,850,000       2,808,618
MetLife Global Funding I
  5.125%, due 6/10/14 (a)             2,700,000       2,857,402
MetLife, Inc.
  6.75%, due 6/1/16                   1,000,000       1,119,841
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19                   810,000         934,350
Principal Life Income Funding
  Trust 5.20%, due 11/15/10           1,000,000       1,033,052
                                                  -------------
                                                     10,222,040
                                                  -------------

LODGING 0.3%
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                  2,650,000       2,468,724

                                                  -------------

MACHINERY--DIVERSIFIED 0.3%
Deere & Co.
  5.375%, due 10/16/29                1,100,000       1,097,911
  6.95%, due 4/25/14                  1,000,000       1,154,344
                                                  -------------
                                                      2,252,255
                                                  -------------

MEDIA 1.5%
CBS Corp.
  4.625%, due 5/15/18                   950,000         880,389
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                   766,000         882,966
COX Communications, Inc.
  8.375%, due 3/1/39 (a)              1,150,000       1,431,956




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-31

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
News America, Inc.
  6.90%, due 3/1/19                 $ 3,600,000   $   4,056,354
TCM Sub LLC
  3.55%, due 1/15/15 (a)(d)           2,900,000       2,840,712
Time Warner, Inc.
  6.50%, due 11/15/36                 1,000,000       1,044,140
                                                  -------------
                                                     11,136,517
                                                  -------------

MISCELLANEOUS--MANUFACTURING 0.5%
ITT Corp.
  4.90%, due 5/1/14                   2,250,000       2,357,674
  6.125%, due 5/1/19                  1,000,000       1,079,815
                                                  -------------
                                                      3,437,489
                                                  -------------

OIL & GAS 0.5%
Marathon Oil Corp.
  6.50%, due 2/15/14                  1,250,000       1,382,705
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)                600,000         616,524
Pemex Project Funding Master
  Trust 5.75%, due 3/1/18             2,000,000       2,022,252
                                                  -------------
                                                      4,021,481
                                                  -------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.
  5.65%, due 8/1/14                   1,460,000       1,554,002
                                                  -------------


PHARMACEUTICALS 0.4%
Eli Lilly & Co.
  6.57%, due 1/1/16                   1,225,000       1,362,153
GlaxoSmithKline Capital, Inc.
  4.85%, due 5/15/13                  1,500,000       1,610,174
                                                  -------------
                                                      2,972,327
                                                  -------------

PIPELINES 0.4%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19                  1,020,000       1,215,819
Plains All American Pipeline,
  L.P.
  8.75%, due 5/1/19                   1,450,000       1,709,686
                                                  -------------
                                                      2,925,505
                                                  -------------

REAL ESTATE 0.2%
AMB Property, L.P.
  6.625%, due 12/1/19                 1,250,000       1,226,036
                                                  -------------


REAL ESTATE INVESTMENT TRUSTS 0.6%
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                   439,000         464,498
Brandywine Operating
  Partnership, L.P.
  5.70%, due 5/1/17                   2,772,000       2,486,431
Hospitality Properties Trust
  6.30%, due 6/15/16                  1,250,000       1,156,125
Liberty Property, L.P.
  8.50%, due 8/1/10                     500,000         513,408
                                                  -------------
                                                      4,620,462
                                                  -------------

RETAIL 0.1%
Home Depot, Inc.
  5.875%, due 12/16/36                  350,000         337,840
Yum! Brands, Inc.
  6.875%, due 11/15/37                  500,000         540,247
                                                  -------------
                                                        878,087
                                                  -------------

TELECOMMUNICATIONS 2.3%
AT&T, Inc.
  6.55%, due 2/15/39                  2,000,000       2,107,324
Cellco Partnership/Verizon
  Wireless Capital LLC
  5.55%, due 2/1/14                   3,000,000       3,255,834
  8.50%, due 11/15/18                 1,500,000       1,860,573
Cisco Systems, Inc.
  4.45%, due 1/15/20                  2,850,000       2,795,804
Embarq Corp.
  7.995%, due 6/1/36                    250,000         268,925
SBC Communications, Inc.
  5.10%, due 9/15/14                  1,500,000       1,613,490
  5.875%, due 2/1/12                  2,500,000       2,703,500
Verizon Communications, Inc.
  7.35%, due 4/1/39                   2,000,000       2,320,220
                                                  -------------
                                                     16,925,670
                                                  -------------

TRANSPORTATION 0.5%
Burlington Northern Santa Fe
  Corp.
  4.70%, due 10/1/19                  2,000,000       1,981,364
FedEx Corp.
  8.00%, due 1/15/19                  1,300,000       1,565,774
                                                  -------------
                                                      3,547,138
                                                  -------------

TRUCKING & LEASING 0.3%
TTX Co.
  5.00%, due 4/1/12 (a)               2,050,000       2,021,337
                                                  -------------
Total Corporate Bonds
  (Cost $184,919,303)                               193,306,290
                                                  -------------

MEDIUM TERM NOTE 0.1%
---------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Morgan Stanley
  6.625%, due 4/1/18                    600,000         648,701
                                                  -------------
Total Medium Term Note
  (Cost $615,288)                                       648,701
                                                  -------------





M-32    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES 6.6%
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 6.6%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-2, Class A4
  5.738%, due 5/10/45               $ 3,600,000   $   3,537,817
Banc of America Funding Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36                1,000,000         567,681
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.102%, due 8/25/35 (a)               500,000         441,881
 v  Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  1.00%, due 6/11/40 (e)              1,700,000       1,545,250
  Series 2006-PW11, Class A3
  5.456%, due 3/11/39 (e)             1,000,000         993,347
  Series 2006-PW11, Class AM
  5.456%, due 3/11/39 (e)               500,000         425,983
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                 1,000,000         997,885
  Series 2006-PW12, Class AAB
  5.694%, due 9/11/38 (e)             1,000,000       1,025,040
  Series 2007-T28, Class A3
  5.793%, due 9/11/42 (e)             5,000,000       5,011,379
Citigroup Commercial Mortgage
  Trust
  Series 2006-C5, Class A4
  5.431%, due 10/15/49                3,700,000       3,435,942
Commercial Mortgage
  Pass-Through Certificates
  Series 2006-C8, Class A4
  5.306%, due 12/10/46                1,900,000       1,621,591
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.548%, due 2/15/39 (e)             5,000,000       4,096,914
Greenwich Capital Commercial
  Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, due 3/10/39                 2,000,000       1,767,089
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51                 1,000,000         971,905
  Series 2006-LDP7, Class A4
  5.875%, due 4/15/45 (e)             2,000,000       1,927,279
  Series 2007-LD12, Class A3
  5.99%, due 2/15/51 (e)              1,000,000         980,098
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                 1,000,000         966,517
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                 1,000,000         914,252
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44                 2,500,000       2,588,661
  Series 2007-C1, Class A3
  5.828%, due 6/12/50                 2,240,000       2,175,123
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2006-4, Class A3
  5.172%, due 12/12/49                2,080,000       1,838,567
  Series 2007-8, Class A2
  5.92%, due 8/12/49 (e)              1,000,000         979,559
Morgan Stanley Capital I
  Series 2006-HQ8, Class A4
  5.385%, due 3/12/44 (e)             2,000,000       1,928,714
  Series 2007-HQ11, Class A4
  5.447%, due 2/12/44                 1,500,000       1,314,510
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49                 1,000,000         970,356
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44                 1,000,000         820,888
Structured Adjustable Rate
  Mortgage
  Loan Trust
  Series 2006-8, Class 4A3
  5.694%, due 9/25/36 (e)             1,000,000         632,319
TBW Mortgage-Backed
  Pass-Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37                  2,000,000         985,339
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                2,000,000       1,613,031
  Series 2006-C28, Class A4
  5.572%, due 10/15/48                2,200,000       2,036,391
                                                  -------------
Total Mortgage-Backed
  Securities
  (Cost $52,345,927)                                 49,111,308
                                                  -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 57.2%
---------------------------------------------------------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 2.3%
  3.75%, due 6/28/13                  6,900,000       7,271,751
  4.75%, due 1/19/16                  2,000,000       2,156,940
  5.125%, due 4/18/11                 3,000,000       3,166,311
  5.50%, due 7/18/16                  4,000,000       4,472,624
                                                  -------------
                                                     17,067,626
                                                  -------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 17.0%
  4.00%, due 12/31/21 TBA (f)         2,000,000       2,012,188
  4.00%, due 1/1/39                   2,408,135       2,324,719
  4.00%, due 9/1/39                   3,981,264       3,842,957




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-33

                                      PRINCIPAL
                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  4.50%, due 4/1/22                 $   972,849   $   1,008,834
  4.50%, due 5/1/22                      61,433          63,360
  4.50%, due 4/1/23                   1,914,163       1,971,806
  4.50%, due 6/1/24                   1,915,936       1,971,237
  4.50%, due 9/1/35                   1,576,084       1,578,218
  4.50%, due 1/1/39                     827,871         826,746
  4.50%, due 2/1/39                   1,977,497       1,974,811
  4.50%, due 4/1/39                   1,630,820       1,628,441
  4.50%, due 6/1/39                   2,965,163       2,960,839
  4.50%, due 11/1/39                  7,990,017       7,978,365
  5.00%, due 10/1/20                    922,446         969,835
  5.00%, due 12/1/20                  2,938,820       3,089,796
  5.00%, due 1/1/21                     491,431         515,602
  5.00%, due 5/1/21                     852,922         896,740
  5.00%, due 8/1/35                     783,830         805,304
  5.00%, due 8/1/37                   3,730,458       3,829,742
  5.00%, due 4/1/38                     251,369         258,045
  5.00%, due 9/1/38                   7,375,208       7,571,081
  5.50%, due 12/1/18                    761,552         810,674
  5.50%, due 9/1/21                     919,994         976,461
  5.50%, due 9/1/22                   1,136,194       1,203,623
  5.50%, due 8/1/37                   1,604,072       1,682,187
  5.50%, due 9/1/37                   8,769,296       9,196,342
  5.50%, due 1/1/38                   8,042,881       8,434,552
  5.50%, due 6/1/38                   3,644,245       3,821,507
  5.50%, due 8/1/38                   3,868,688       4,056,867
  5.50%, due 10/1/38                  3,823,329       4,009,302
  5.50%, due 12/1/38                 10,581,165      11,095,850
  5.50%, due 1/1/39                   3,368,999       3,533,063
  6.00%, due 7/1/21                   2,173,093       2,324,479
  6.00%, due 8/1/36                   4,587,446       4,877,029
  6.00%, due 2/1/37                     708,918         753,669
  6.00%, due 9/1/37                   4,531,933       4,813,762
  6.00%, due 11/1/37                  1,950,474       2,071,769
  6.00%, due 10/1/38                  8,373,115       8,886,805
  6.50%, due 7/1/17                     174,605         188,134
  6.50%, due 11/1/35                    235,543         253,503
  6.50%, due 8/1/37                     702,716         752,855
  6.50%, due 11/1/37                  1,793,433       1,921,394
  7.00%, due 1/1/33                   1,010,188       1,111,606
  7.00%, due 9/1/33                     322,884         355,235
                                                  -------------
                                                    125,209,334
                                                  -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 2.5%
  2.75%, due 3/13/14                  6,600,000       6,656,054
  4.625%, due 10/15/13                6,000,000       6,501,714
  4.875%, due 5/18/12                 2,000,000       2,158,382
  5.50%, due 3/15/11                $ 3,000,000   $   3,170,403
                                                  -------------
                                                     18,486,553
                                                  -------------

v  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 5.7%
  4.00%, due 10/1/20                        726             733
  4.00%, due 3/1/22                     365,308         368,088
  4.50%, due 5/1/24                   6,245,306       6,437,278
  5.00%, due 1/1/21                     165,039         173,466
  5.00%, due 4/1/23                   1,976,452       2,068,723
  5.00%, due 3/1/34                   2,073,483       2,134,499
  5.00%, due 4/1/34                   5,688,522       5,855,919
  5.00%, due 2/1/36                   2,910,833       2,992,852
  5.00%, due 5/1/37                      14,740          15,143
  5.00%, due 2/1/38                     337,159         346,377
  5.00%, due 3/1/38                     809,431         831,561
  5.00%, due 4/1/38                   7,992,943       8,211,467
  5.00%, due 5/1/38                   1,239,840       1,273,737
  5.00%, due 7/1/38                     966,984         993,421
  5.50%, due 5/1/16                      61,190          65,173
  5.50%, due 1/1/21                      20,326          21,644
  5.50%, due 12/1/21                     77,197          81,911
  5.50%, due 1/1/22                     480,604         509,950
  5.50%, due 2/1/22                      40,536          42,954
  5.50%, due 7/1/35                     487,257         511,823
  5.50%, due 7/1/37                   1,743,538       1,827,082
  6.00%, due 1/1/36                      17,008          18,066
  6.00%, due 3/1/36                     802,847         852,774
  6.50%, due 10/1/36                  1,302,253       1,397,480
  6.50%, due 1/1/37                   2,585,731       2,774,812
  6.50%, due 8/1/37                     319,017         341,997
  6.50%, due 10/1/37                  1,243,862       1,333,458
  7.00%, due 9/1/37                     338,789         371,724
  7.00%, due 10/1/37                     24,704          27,105
  7.00%, due 11/1/37                     24,798          27,209
  7.50%, due 7/1/28                     100,823         113,682
                                                  -------------
                                                     42,022,108
                                                  -------------

v  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 4.9%
  4.50%, due 9/15/35                    387,016         388,928
  4.50%, due 5/15/39                  4,947,765       4,959,835
  5.00%, due 1/15/39                    434,681         447,842
  5.00%, due 3/15/39                  5,046,053       5,198,833
  5.50%, due 7/15/35                    458,724         483,043
  5.50%, due 8/15/35                    444,083         467,626
  5.50%, due 5/15/36                    504,306         529,938
  5.50%, due 7/15/36                    300,898         316,191
  5.50%, due 5/15/37                     31,296          32,842
  5.50%, due 11/15/37                   645,246         677,135





M-34    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 6/15/38                $ 7,385,263   $   7,746,783
  5.50%, due 8/15/38                    805,075         844,485
  5.50%, due 12/15/38                   126,375         132,572
  6.00%, due 1/15/36                  1,065,638       1,128,905
  6.00%, due 11/15/37                   495,661         524,546
  6.00%, due 12/15/37                 3,858,285       4,083,746
  6.00%, due 9/15/38                  3,078,341       3,255,811
  6.00%, due 10/15/38                 2,419,378       2,558,859
  6.50%, due 1/15/36                    512,878         546,200
  6.50%, due 3/15/36                    306,535         326,450
  6.50%, due 6/15/36                    611,930         651,687
  6.50%, due 9/15/36                    142,003         151,229
  6.50%, due 7/15/37                    648,606         690,441
  7.00%, due 7/15/31                     79,851          88,934
                                                  -------------
                                                     36,232,861
                                                  -------------

TENNESSEE VALLEY AUTHORITY 0.1%
  5.25%, due 9/15/39                  1,000,000         990,855
                                                  -------------

v  UNITED STATES TREASURY BONDS 1.5%
  4.375%, due 11/15/39                9,450,000       9,045,427
  6.25%, due 8/15/23                  1,300,000       1,552,687
                                                  -------------
                                                     10,598,114
                                                  -------------

v  UNITED STATES TREASURY NOTES 23.2%
  0.75%, due 11/30/11                   850,000         844,455
  0.875%, due 5/31/11                33,050,000      33,090,024
  1.00%, due 12/31/11                17,000,000      16,952,196
  1.125%, due 1/15/12                 2,700,000       2,697,467
  1.125%, due 12/15/12               19,075,000      18,769,419
  1.375%, due 4/15/12                 7,200,000       7,206,754
  1.375%, due 5/15/12                11,000,000      11,000,000
  1.875%, due 6/15/12                 4,000,000       4,043,752
  2.125%, due 11/30/14               10,265,000      10,022,027
  2.25%, due 5/31/14                  8,800,000       8,740,186
  2.375%, due 10/31/14               19,145,000      18,937,085
  2.625%, due 6/30/14                   505,000         508,669
  2.625%, due 2/29/16                 4,375,000       4,256,053
  3.25%, due 6/30/16                 15,725,000      15,770,461
  3.375%, due 11/15/19               15,675,000      15,077,469
  4.25%, due 8/15/15                  3,150,000       3,371,483
                                                  -------------
                                                    171,287,500
                                                  -------------
Total U.S. Government &
  Federal Agencies
  (Cost $416,646,539)                               421,894,951
                                                  -------------

YANKEE BONDS 4.9% (G)
---------------------------------------------------------------

BANKS 1.1%
Barclays Bank PLC
  5.00%, due 9/22/16                $ 1,250,000   $   1,277,265
Commonwealth Bank of
  Australia
  3.75%, due 10/15/14 (a)             1,300,000       1,303,162
  5.00%, due 10/15/19 (a)             1,300,000       1,290,680
Credit Suisse/New York NY
  5.30%, due 8/13/19                  1,025,000       1,052,649
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)               800,000         834,107
Westpac Banking Corp.
  4.875%, due 11/19/19                2,500,000       2,467,513
                                                  -------------
                                                      8,225,376
                                                  -------------

BEVERAGES 0.5%
Diageo Capital PLC
  5.75%, due 10/23/17                 1,750,000       1,883,317
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                  1,500,000       1,545,342
                                                  -------------
                                                      3,428,659
                                                  -------------

ELECTRIC 0.1%
E.ON International Finance
  B.V.
  6.65%, due 4/30/38 (a)                850,000         966,527
                                                  -------------

MINING 0.6%
Rio Tinto Finance USA, Ltd.
  8.95%, due 5/1/14                   3,750,000       4,493,629
                                                  -------------

OIL & GAS 0.7%
Petroleos Mexicanos
  4.875%, due 3/15/15 (a)               800,000         797,040
Shell International Finance
  B.V.
  4.00%, due 3/21/14                    750,000         782,648
  4.30%, due 9/22/19                  3,600,000       3,556,750
                                                  -------------
                                                      5,136,438
                                                  -------------

PHARMACEUTICALS 0.2%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19                 1,575,000       1,654,578
                                                  -------------

PIPELINES 0.4%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                    500,000         512,224
  7.25%, due 8/15/38                  1,000,000       1,178,967
  7.625%, due 1/15/39                   950,000       1,170,027
                                                  -------------
                                                      2,861,218
                                                  -------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-35

                                      PRINCIPAL
                                         AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
SOVEREIGN 0.2%
Svensk Exportkredit AB
  3.25%, due 9/16/14                $ 1,425,000   $   1,424,771
                                                  -------------

TELECOMMUNICATIONS 1.1%
Deutsche Telekom
  International
  Finance B.V.
  6.00%, due 7/8/19                   2,800,000       2,989,479
  6.75%, due 8/20/18                  1,920,000       2,149,591
Telecom Italia Capital S.A.
  4.00%, due 1/15/10                    375,000         375,289
  5.25%, due 10/1/15                    250,000         261,387
Telefonica Europe B.V.
  7.75%, due 9/15/10                    500,000         523,054
Vodafone Group PLC
  5.625%, due 2/27/17                 1,750,000       1,858,794
                                                  -------------
                                                      8,157,594
                                                  -------------
Total Yankee Bonds
  (Cost $33,570,321)                                 36,348,790
                                                  -------------
Total Long-Term Bonds
  (Cost $725,604,960)                               728,708,957
                                                  -------------


SHORT-TERM INVESTMENTS 0.7%
---------------------------------------------------------------

COMMERCIAL PAPER 0.7%
Societe Generale North
  America, Inc.
  0.01%, due 1/4/10 (h)               5,175,000       5,174,996
                                                  -------------
Total Commercial Paper
  (Cost $5,174,996)                                   5,174,996
                                                  -------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/04/10
  Proceeds at Maturity
  $18,044 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.047%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $20,000 and a
  Market Value of $19,998).              18,044          18,044
                                                  -------------
Total Repurchase Agreement
  (Cost $18,044)                                         18,044
                                                  -------------
Total Short-Term Investments
  (Cost $5,193,040)                                   5,193,040
                                                  -------------
Total Investments
  (Cost $730,798,000) (i)                  99.4%    733,901,997
Other Assets, Less
  Liabilities                               0.6       4,113,504
                                          -----    ------------
Net Assets                                100.0%  $ 738,015,501
                                          =====    ============










+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at December 31,
     2009 is $13,102,160, which represents
     1.8% of the Portfolio's net assets.
(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States.  The expiration date
     of the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(d)  Illiquid security--The total market value
     of this security at December 31, 2009 is
     $2,840,712, which represents 0.4% of the
     Portfolio's net assets.
(e)  Floating rate--Rate shown is the rate in
     effect at December 31, 2009.
(f)  TBA--Security purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of this security at December
     31, 2009 is $2,012,188, which represents
     0.3% of the Portfolio's net assets. All
     or a portion of this security was
     acquired under a mortgage dollar roll
     agreement.
(g)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(h)  Interest rate presented is yield to
     maturity.
(i)  At December 31, 2009, cost is
     $731,553,592 for federal income tax
     purposes and net unrealized appreciation
     is as follows:





Gross unrealized appreciation      $ 19,953,916
Gross unrealized depreciation       (17,605,511)
                                   ------------
Net unrealized appreciation        $  2,348,405
                                   ============










M-36    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.


ASSET VALUATION INPUTS


                                                   QUOTED
                                                PRICES IN
                                                   ACTIVE    SIGNIFICANT
                                              MARKETS FOR          OTHER    SIGNIFICANT
                                                IDENTICAL     OBSERVABLE   UNOBSERVABLE
                                                   ASSETS         INPUTS         INPUTS
 DESCRIPTION                                    (LEVEL 1)      (LEVEL 2)      (LEVEL 3)          TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                      $       --   $ 27,398,917     $       --   $ 27,398,917
  Corporate Bonds                                      --    193,306,290             --    193,306,290
  Medium Term Note                                     --        648,701             --        648,701
  Mortgage-Backed Securities                           --     49,111,308             --     49,111,308
  U.S. Government & Federal Agencies                   --    421,894,951             --    421,894,951
  Yankee Bonds                                         --     36,348,790             --     36,348,790
                                               ----------   ------------     ----------   ------------
Total Long-Term Bonds                                  --    728,708,957             --    728,708,957
                                               ----------   ------------     ----------   ------------
Short-Term Investments
  Commercial Paper                                     --      5,174,996             --      5,174,996
  Repurchase Agreement                                 --         18,044             --         18,044
                                               ----------   ------------     ----------   ------------
Total Short-Term Investments                           --      5,193,040             --      5,193,040
                                               ----------   ------------     ----------   ------------
Total Investments in Securities                       $--   $733,901,997            $--   $733,901,997
                                               ==========   ============     ==========   ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-37

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $730,798,000)     $733,901,997
Receivables:
  Interest                              5,203,100
  Fund shares sold                      1,523,743
Other assets                                1,224
                                     ------------
     Total assets                     740,630,064
                                     ------------
LIABILITIES:
Due to custodian                           15,701
Payables:
  Investment securities purchased       2,041,813
  Manager (See Note 3)                    306,411
  Fund shares redeemed                     95,535
  NYLIFE Distributors (See Note 3)         50,393
  Professional fees                        45,756
  Shareholder communication                35,495
  Custodian                                18,161
  Directors                                 1,989
Accrued expenses                            3,309
                                     ------------
     Total liabilities                  2,614,563
                                     ------------
Net assets                           $738,015,501
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    521,737
Additional paid-in capital            698,730,856
                                     ------------
                                      699,252,593
Accumulated undistributed net
  investment income                    25,891,451
Accumulated undistributed net
  realized gain on investments and
  futures transactions                  9,767,460
Net unrealized appreciation on
  investments                           3,103,997
                                     ------------
Net assets                           $738,015,501
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $515,185,816
                                     ============
Shares of capital stock outstanding    36,354,383
                                     ============
Net asset value per share
  outstanding                        $      14.17
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $222,829,685
                                     ============
Shares of capital stock outstanding    15,819,287
                                     ============
Net asset value per share
  outstanding                        $      14.09
                                     ============








M-38    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Interest (a)                        $29,390,767
                                      -----------
EXPENSES:
  Manager (See Note 3)                  3,216,986
  Distribution and service--Service
     Class (See Note 3)                   486,403
  Shareholder communication               128,523
  Professional fees                       117,536
  Custodian                                51,436
  Directors                                28,761
  Miscellaneous                            33,782
                                      -----------
     Total expenses                     4,063,427
                                      -----------
Net investment income                  25,327,340
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                11,681,596
  Futures transactions                 (1,297,467)
                                      -----------
Net realized gain on investments
  and futures transactions             10,384,129
                                      -----------
Net change in unrealized
  depreciation on investments          11,774,992
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         22,159,121
                                      -----------
Net increase in net assets
  resulting from operations           $47,486,461
                                      ===========





(a) Interest recorded net of foreign withholding taxes in the amount of $8,542.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-39

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  25,327,340   $  30,437,803
 Net realized gain on
  investments and futures
  transactions                   10,384,129       3,029,110
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    11,774,992     (12,025,476)
                              -----------------------------
 Net increase in net assets
  resulting from operations      47,486,461      21,441,437
                              -----------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class               (21,915,205)    (19,969,165)
    Service Class                (8,941,088)     (7,722,294)
                              -----------------------------
                                (30,856,293)    (27,691,459)
                              -----------------------------
 From net realized gain on
  investments:
    Initial Class                (1,792,095)       (138,814)
    Service Class                  (766,418)        (55,726)
                              -----------------------------
                                 (2,558,513)       (194,540)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (33,414,806)    (27,885,999)
                              -----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        166,741,328     175,611,949
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              33,414,806      27,885,999
 Cost of shares redeemed       (110,257,248)   (211,495,185)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                89,898,886      (7,997,237)
                              -----------------------------
    Net increase (decrease)
     in net assets              103,970,541     (14,441,799)
NET ASSETS:
Beginning of year               634,044,960     648,486,759
                              -----------------------------
End of year                   $ 738,015,501   $ 634,044,960
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $  25,891,451   $  30,856,273
                              =============================








M-40    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com  M-41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------
                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year         $  13.82    $  13.96    $  13.60    $  13.16    $  13.31
                            --------    --------    --------    --------    --------
Net investment income           0.56 (a)    0.64 (a)    0.53        0.58        0.53 (a)
Net realized and
  unrealized gain (loss)
  on investments                0.51       (0.16)       0.35        0.02       (0.24)
                            --------    --------    --------    --------    --------
Total from investment
  operations                    1.07        0.48        0.88        0.60        0.29
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.67)      (0.62)      (0.52)      (0.16)      (0.44)
  From net realized gain
     on investments            (0.05)      (0.00)++       --          --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.72)      (0.62)      (0.52)      (0.16)      (0.44)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  14.17    $  13.82    $  13.96    $  13.60    $  13.16
                            ========    ========    ========    ========    ========
Total investment return         7.77%       3.72%       6.52%       4.55%       2.18%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         3.97%       4.58%       4.89%       4.66%       3.96%
  Net expenses                  0.55%       0.54%       0.50%       0.52%       0.36%
  Expenses (before
     reimbursement)             0.55%       0.54%       0.50%       0.52%       0.51%
Portfolio turnover rate          158%(c)     304%(c)     265%(c)     166%(c)     277%(c)
Net assets at end of year
  (in 000's)                $515,186    $451,804    $508,892    $410,139    $377,607






++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 151%,
     297%, 256%, 147% and 161% for the years ended December 31, 2009, 2008, 2007,
     2006 and 2005, respectively.






M-42    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                SERVICE CLASS
      -----------------------------------------------------------------
                           YEAR ENDED DECEMBER 31,
      -----------------------------------------------------------------

             2009             2008        2007        2006        2005

           $  13.75         $  13.90    $  13.55    $  13.12    $ 13.29
           --------         --------    --------    --------    -------
               0.52 (a)         0.60 (a)    0.49        0.57       0.50 (a)
               0.51            (0.15)       0.35        0.00 ++   (0.25)
           --------         --------    --------    --------    -------
               1.03             0.45        0.84        0.57       0.25
           --------         --------    --------    --------    -------

              (0.64)           (0.60)      (0.49)      (0.14)     (0.42)
              (0.05)           (0.00)++       --          --         --
           --------         --------    --------    --------    -------
              (0.69)           (0.60)      (0.49)      (0.14)     (0.42)
           --------         --------    --------    --------    -------
           $  14.09         $  13.75    $  13.90    $  13.55    $ 13.12
           ========         ========    ========    ========    =======
               7.50%            3.47%       6.25%       4.29%      1.89%(b)

               3.70%            4.34%       4.64%       4.41%      3.71%
               0.80%            0.79%       0.75%       0.77%      0.61%
               0.80%            0.79%       0.75%       0.77%      0.76%
                158%(c)          304%(c)     265%(c)     166%(c)    277%(c)
           $222,830         $182,241    $139,595    $103,352    $90,392





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-43

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.




INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                              ONE     FIVE     TEN
TOTAL RETURNS                YEAR    YEARS    YEARS
---------------------------------------------------
After Portfolio operating
  expenses                   0.05%    2.91%    2.72%
7-DAY CURRENT YIELD: 0.01%(2)





(After Portfolio operating expenses)


                                               LIPPER VARIABLE
                             MAINSTAY VP       PRODUCTS MONEY     LIPPER MONEY
                           CASH MANAGEMENT    MARKET PORTFOLIO     MARKET FUND
                              PORTFOLIO            AVERAGE            INDEX
                           ---------------    ----------------    ------------
12/31/99                        10000               10000             10000
                                10606               10599             10594
                                11013               10997             10997
                                11162               11142             11142
                                11236               11217             11211
                                11332               11314             11298
                                11668               11621             11599
                                12201               12153             12121
                                12793               12737             12699
                                13072               13024             13005
12/31/09                        13078               13050             13037






 BENCHMARK PERFORMANCE                        ONE        FIVE       TEN
                                              YEAR      YEARS      YEARS
Lipper Variable Products Money Market
  Portfolio Average(3)                        0.19%      2.87%      2.70%
Lipper Money Market Funds Index(4)            0.24       2.90       2.69





1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.87% and 2.70% for Initial Class shares for the five-year and ten-year periods, respectively.


2. As of December 31, 2009, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio's earnings than the total return.


3. The Lipper Variable Products Money Market Portfolio Average is representative of portfolios that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These portfolios intend to keep constant net asset value. Lipper Inc. is an independent monitor of fund performance.


4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports. The Portfolio has selected the Lipper Variable Products Money Market Portfolio Average as its primary benchmark in replacement of the Lipper Money Market Funds Index because it believes that this Average is more reflective of its investment style.




M-44    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,000.10        $1.76          $1,023.40         $1.79
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.35% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.






                                                 mainstayinvestments.com    M-45

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                42.50
U.S. Government & Federal Agencies              32.00
Repurchase Agreements                           14.60
Corporate Bonds                                  7.80
Asset-Backed Securities                          2.70
Yankee Bond                                      0.40
Other Assets, Less Liabilities                  (0.00)






See Portfolio of Investments beginning on page M-49 for specific holdings within these categories.



++ Less than one-tenth percent.






M-46    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY DAVID CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.





HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the seven-day period ended December 31, 2009, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 0.01% and an effective yield of 0.01%. For the 12 months ended December 31, 2009, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.05%. The Portfolio underperformed the 0.19% return of the average Lipper(2) Variable Products Money Market Portfolio and the 0.24% return of the Lipper Money Market Funds Index(2) for the 12 months ended December 31, 2009.



WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?



The Portfolio underperformed its peers for two primary reasons. First, we largely avoided the bank and finance sectors of the short-term markets for the majority of the year. These sectors were among the least expensive and highest-yielding money market sectors. Second, we maintained a shorter duration(3) early in the reporting period, when market liquidity was reduced. We were concerned that market dislocations from the fourth quarter of 2008 would carry over into the first few months of 2009, possibly prompting increased redemptions. The additional redemptions never materialized, and we eventually began to lengthen the Portfolio's duration and obtain higher yields on longer-dated maturities, as the short-term yield curve(4) was upward-sloping.



WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING THE YEAR?



At the beginning of 2009, we began to slowly increase the duration of the Portfolio to lock in higher yields for the remainder of the reporting period. This decision was instrumental in allowing the Portfolio to maintain a higher yield, because the yield curve was upward-sloping and short-term yields on longer-dated maturities rallied during the year. A longer duration allowed these higher yields to be maintained in the Portfolio for a longer period of time. During 2009, we lengthened the Portfolio's duration from a range of 30 to 40 days to a range of 70 to 75 days.





WHAT DECISIONS DID YOU MAKE DURING THE REPORTING PERIOD TO IMPROVE THE PORTFOLIO'S YIELD?



The Federal Open Market Committee kept the federal funds target rate in a range from 0% to 0.25% throughout the reporting period. This prompted us to lengthen the Portfolio's duration, which helped the Portfolio's yield. The lack of supply among industrial names in the commercial-paper market prompted us to increase the Portfolio's allocation to agencies and Treasury securities. This positioning hurt the Portfolio's overall performance because commercial paper typically offers higher yields than Treasury and agency securities. The shortfall was most evident in our decision to avoid the bank and finance sectors until the last three months of the reporting period. These were two of the cheaper and higher-yielding sectors of the money markets, especially Yankee Banks (foreign banks with operations in the United States).



DURING 2009, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH MARKET SEGMENTS DETRACTED THE MOST?



The most significant positive contributors to the Portfolio's performance were asset-backed securities; agency coupon debt, both callable and bullet issues; and FDIC-backed floating-rate debt. FDIC-backed bonds included issues from Bank of America, General Electric Capital and Suntrust Bank. The Farm Credit 0.65% issue of 5/18/2010 is an example of a callable debenture. The Bank of America Auto Trust (Series 2009-3A Class A1) is an example of an asset-backed security deal.





An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.



1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.


4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.


Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                 mainstayinvestments.com    M-47

Negative performers included repurchase agree-ments. We invested in repurchase agreements to help manage the liquidity needs of the Portfolio, but the yields we received on these instruments were at times less than those on alternative investments that had higher demand and a similar maturity.



WERE THERE ANY OTHER SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?



Other positive performers included a Federal Home Loan Bank 0.5% issue due 10/29/10 and a Federal National Mortgage Association 2.875% issue due 10/12/10. Several auto deals also did well for the Portfolio. Among them were Chrysler Auto Securitization Trust (Series 2009-B Class A1) and Ally Auto Receivable Trust (Series 2009-B Class A1).



HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2009?



During the year, we increased the Portfolio's allocation to repurchase agreements and Treasurys because we wanted more liquidity and because supply in other sectors was scarce.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP Cash Management Portfolio on this page and the preceding pages has not been audited.



M-48    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009




                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS 100.0%+
---------------------------------------------------------------

ASSET-BACKED SECURITIES 2.7%
Ally Auto Receivables Trust
  Series 2009-B, Class A1
  0.305%, due 11/15/10 (a)          $ 2,556,162   $   2,556,162
Bank of America Auto Trust
  Series 2009-3A, Class A1
  0.296%, due 11/15/10 (a)            1,822,937       1,822,937
BMW Vehicle Lease Trust
  Series 2009-1, Class A1
  0.792%, due 6/15/10                     3,405           3,405
Carmax Auto Owner Trust
  Series 2009-2, Class A1
  0.279%, due 11/15/10                2,192,158       2,192,158
Chrysler Financial Auto
  Securitization Trust
  Series 2009-B, Class A1
  0.306%, due 12/8/10 (a)             2,999,607       2,999,607
CIT Equipment Collateral
  Series 2009-VT1, Class A1
  1.22%, due 6/15/10 (a)                849,054         849,054
CNH Equipment Trust
  Series 2009-C, Class A1
  0.421%, due 12/3/10                 1,752,996       1,752,996
Ford Credit Auto Owner Trust
  Series 2009-E, Class A1
  0.295%, due 12/15/10 (a)            2,457,330       2,457,330
  Series 2009-B, Class A1
  0.988%, due 6/15/10 (a)               402,713         402,713
Honda Auto Receivables Owner
  Trust
  Series 2009-2, Class A1
  1.318%, due 5/17/10                   264,729         264,729
Huntington Auto Trust
  Series 2009-1A, Class A1
  1.989%, due 4/15/10 (a)                28,314          28,314
MMAF Equipment Finance LLC
  Series 2009-AA, Class A1
  0.398%, due 12/15/10 (a)            2,740,000       2,740,000
Nissan Auto Lease Trust
  Series 2009-A, Class A1
  1.043%, due 6/15/10                   670,389         670,389
Nissan Auto Receivables Owner
  Trust
  Series 2009-A, Class A1
  1.764%, due 4/15/10                   132,540         132,540
World Omni Automobile Lease
  Securitization Trust
  Series 2009-A, Class A1
  0.403%, due 11/15/10                1,596,843       1,596,843
                                                  -------------
                                                     20,469,177
                                                  -------------


COMMERCIAL PAPER 42.5%
Abbot Laboratories
  0.08%, due 1/11/10 (a)(b)           7,500,000       7,499,833
  0.09%, due 1/19/10 (a)(b)           4,000,000       3,999,820
American Honda Finance Corp.
  0.13%, due 2/8/10 (b)               4,400,000       4,399,396
  0.14%, due 2/2/10 (b)               3,000,000       2,999,627
Basin Electric Power
  Cooperative
  0.17%, due 1/26/10 (a)(b)           2,500,000       2,499,705
  0.19%, due 2/17/10 (a)(b)           3,000,000       2,999,256
  0.20%, due 2/11/10 (a)(b)           3,300,000       3,299,248
Becton, Dickinson & Co.
  0.11%, due 1/21/10 (b)              8,000,000       7,999,511
  0.11%, due 1/25/10 (b)              8,000,000       7,999,413
BNP Paribas Finance, Inc.
  0.16%, due 1/12/10 (b)              8,000,000       7,999,609
  0.16%, due 1/19/10 (b)              7,000,000       6,999,440
Brown-Forman Corp.
  0.22%, due 1/5/10 (a)(b)            7,900,000       7,899,807
Campbell Soup Co.
  0.50%, due 4/29/10 (a)(b)          13,000,000      12,978,694
  0.60%, due 7/30/10 (a)(b)           3,000,000       2,989,500
Canadian Wheat Board
  0.05%, due 1/22/10 (b)              5,000,000       4,999,854
Cargill, Inc.
  0.13%, due 1/7/10 (a)(b)           10,000,000       9,999,783
  0.13%, due 1/25/10 (a)(b)           8,500,000       8,499,263
Coca-Cola Co.
  0.10%, due 1/20/10 (a)(b)           3,400,000       3,399,821
  0.10%, due 1/26/10 (a)(b)           2,000,000       1,999,861
  0.13%, due 2/3/10 (a)(b)            5,000,000       4,999,404
Danaher Corp.
  0.14%, due 1/8/10 (a)(b)            6,000,000       5,999,837
Deutsche Bank Financial LLC
  0.17%, due 1/20/10 (b)              5,000,000       4,999,551
Devon Energy Corp.
  0.20%, due 1/21/10 (a)(b)           3,600,000       3,599,600
Duke Energy Corp.
  0.29%, due 1/15/10 (a)(b)           2,700,000       2,699,696
Emerson Electric Co.
  0.08%, due 1/7/10 (a)(b)            8,500,000       8,499,887
  0.10%, due 1/6/10 (a)(b)            6,250,000       6,249,913
FPL Group Capital, Inc.
  0.11%, due 1/5/10 (a)(b)            7,500,000       7,499,908
  0.15%, due 1/11/10 (a)(b)           2,100,000       2,099,913
  0.15%, due 1/26/10 (a)(b)           2,700,000       2,699,719
General Electric Capital
  Corp.
  0.09%, due 1/6/10 (b)               8,500,000       8,499,894



+  Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-49

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
COMMERCIAL PAPER (CONTINUED)
GlaxoSmithKline Finance PLC
  0.11%, due 1/13/10 (a)(b)         $ 6,000,000   $   5,999,780
  0.12%, due 1/6/10 (a)(b)            8,500,000       8,499,858
H.J. Heinz Financial Co.
  0.25%, due 1/14/10 (a)(b)           2,600,000       2,599,765
Hewlett Packard Co.
  0.11%, due 1/12/10 (a)(b)           8,500,000       8,499,714
  0.11%, due 1/21/10 (a)(b)           7,000,000       6,999,572
HSBC Finance Corp.
  0.15%, due 1/14/10 (b)              6,800,000       6,799,632
International Business
  Machines Corp.
  0.07%, due 1/22/10 (a)(b)           3,400,000       3,399,861
Johnson & Johnson
  0.22%, due 7/26/10 (a)(b)           3,000,000       2,996,223


Microsoft Corp.
  0.16%, due 5/26/10 (a)(b)           7,000,000       6,995,489
National Rural Utilities
  Cooperative Finance Corp.
  0.16%, due 1/19/10 (b)              8,500,000       8,499,320
Nestle Capital Corp.
  0.07%, due 1/4/10 (a)(b)            8,500,000       8,499,950
  0.10%, due 2/22/10 (a)(b)           4,200,000       4,199,393
NSTAR Electric Co.
  0.10%, due 1/6/10 (b)               5,030,000       5,029,930
  0.10%, due 1/12/10 (b)              2,700,000       2,699,918
Paccar Financial Corp.
  0.10%, due 1/11/10 (b)              2,000,000       1,999,944
  0.16%, due 3/25/10 (b)              5,000,000       4,998,156
PepsiAmericas, Inc.
  0.13%, due 1/8/10 (a)(b)            5,200,000       5,199,869
Procter & Gamble
  International Funding SCA
  1.00%, due 2/2/10 (a)(b)           10,500,000      10,499,067
Societe Generale North
  America, Inc.
  0.17%, due 1/4/10 (b)               6,000,000       5,999,915
  0.18%, due 1/20/10 (b)              8,500,000       8,499,193
Southern Co. Funding Corp.
  0.11%, due 1/8/10 (a)(b)            9,000,000       8,999,808
  0.11%, due 1/14/10 (a)(b)           8,500,000       8,499,662
United Parcel Service, Inc.
  0.08%, due 1/11/10 (a)(b)           9,000,000       8,999,800
Virginia Electric and Power
  Co.
  0.30%, due 1/13/10 (b)              5,100,000       5,099,490
Wisconsin Energy Corp.
  0.23%, due 1/8/10 (a)(b)            5,300,000       5,299,763
                                                  -------------
                                                    325,121,835
                                                  -------------


CORPORATE BONDS 7.8%
Bank of America Corp.
  0.757%, due 12/2/10 (c)(d)          2,000,000       2,010,994
Bank of America N.A.
  0.284%, due 9/13/10 (c)(d)          8,250,000       8,250,000
Citigroup, Inc.
  0.807%, due 12/9/10 (c)(d)          7,000,000       7,040,731
General Electric Capital
  Corp.
  0.335%, due 3/11/11 (c)(d)          5,500,000       5,500,000
  0.887%, due 12/9/10 (c)(d)          4,000,000       4,027,887
Goldman Sachs Group, Inc.
  (The)
  4.50%, due 6/15/10                  5,700,000       5,796,422
KeyCorp
  0.904%, due 12/15/10 (c)(d)         7,000,000       7,048,998
Praxair, Inc.
  0.346%, due 5/26/10 (c)             7,000,000       7,000,000
Roche Holdings, Inc.
  1.262%, due 2/25/10 (a)(c)          9,500,000       9,500,000
SunTrust Bank
  0.904%, due 12/16/10 (c)(d)         3,500,000       3,525,538
                                                  -------------
                                                     59,700,570
                                                  -------------


REPURCHASE AGREEMENTS 14.6%
Bank of America N.A.
  0.01%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $41,419,046 (Collateralized
  by a United States Treasury
  Bond, with a rate of 3.625%
  and a maturity date of
  4/15/28, with a Principal
  Amount of $25,339,100 and a
  Market Value of
  $42,247,434)                       41,419,000      41,419,000
Deutsche Bank Securities,
  Inc.
  0.00%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $30,000,000 (Collateralized
  by United States Treasury
  securities, with rates of
  2.00% and 4.50% and
  maturity dates of 9/30/10
  and 5/15/38, with a
  Principal Amount of
  $30,354,200 and a Market
  Value of $30,600,019)              30,000,000      30,000,000
Morgan Stanley Co.
  0.00%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $40,000,000 (Collateralized
  by a United States Treasury
  Note, with a rate of 2.75%
  and a maturity date of
  2/15/19, with a Principal
  Amount of $43,621,800 and a
  Market Value of
  $40,800,015)                       40,000,000      40,000,000
                                                  -------------
                                                    111,419,000
                                                  -------------





M-50    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
U.S. GOVERNMENT & FEDERAL AGENCIES 32.0%
Federal Farm Credit Bank
  0.151%, due 7/28/10 (c)           $10,000,000   $  10,000,000
  2.75%, due 5/4/10                   7,000,000       7,047,195
  5.25%, due 9/13/10                 14,000,000      14,451,678
Federal Farm Credit Bank
  (Discount Notes)
  0.40%, due 5/3/10 (b)              13,000,000      12,982,378
  1.05%, due 3/18/10 (b)             11,000,000      10,999,656
Federal Home Loan Bank
  0.141%, due 3/26/10 (c)             7,000,000       7,000,120
  0.235%, due 2/19/10 (c)            12,750,000      12,752,248
  0.50%, due 10/29/10                 6,000,000       6,000,000
  0.55%, due 8/4/10                   6,000,000       6,001,526
  0.60%, due 6/15/10                  5,000,000       5,003,976
  0.60%, due 6/25/10                  1,000,000       1,000,499
  0.80%, due 4/23/10                 17,000,000      17,000,000
Federal Home Loan Bank
  (Discount Notes)
  0.41%, due 4/27/10 (b)              5,379,000       5,371,894
  1.05%, due 2/26/10 (b)              7,000,000       6,999,804
  1.10%, due 3/16/10 (b)             11,000,000      10,997,502
Federal Home Loan Mortgage
  Corporation
  2.875%, due 6/28/10                 4,000,000       4,047,807
Federal Home Loan Mortgage
  Corporation (Discount Note)
  0.04%, due 2/8/10 (b)               8,500,000       8,499,641
Federal National Mortgage
  Association
  2.875%, due 10/12/10                4,000,000       4,074,148
  3.25%, due 2/10/10                  7,000,000       7,016,780
  4.125%, due 5/15/10                 4,000,000       4,056,247
Federal National Mortgage
  Association (Discount Note)
  0.04%, due 2/2/10 (b)               8,500,000       8,499,698
Inter-American Development
  Bank (Discount Note)
  0.152%, due 4/6/10 (b)              4,000,000       3,998,417
International Bank for
  Reconstruction and
  Development (Discount
  Notes)
  0.074%, due 2/1/10 (b)              4,395,000       4,394,735
  0.10%, due 3/1/10 (b)               3,400,000       3,399,443
  0.104%, due 2/16/10 (b)             3,430,000       3,429,562
  0.125%, due 3/15/10 (b)             6,000,000       5,998,479
United States Treasury Bills
  0.16%, due 7/1/10 (b)               1,000,000         999,196
  0.24%, due 7/15/10 (b)              1,000,000         998,700
  0.41%, due 6/10/10 (b)              5,600,000       5,589,796
  0.478%, due 7/29/10 (b)             7,000,000       6,980,900
United States Treasury Notes
  1.50%, due 10/31/10                11,700,000      11,805,003
  2.00%, due 9/30/10                 14,700,000      14,875,523
  2.375%, due 8/31/10                 5,800,000       5,877,768
  2.875%, due 6/30/10                 7,000,000       7,077,695
                                                  -------------
                                                    245,228,014
                                                  -------------



YANKEE BOND 0.4% (E)
Procter & Gamble
  International Funding SCA
  0.525%, due 2/8/10 (c)              3,300,000       3,300,000
                                                  -------------
Total Short-Term Investments
  (Amortized Cost
  $765,238,596) (f)                       100.0%    765,238,596
Other Assets, Less
  Liabilities                              (0.0)++     (120,313)
                                          -----    ------------
Net Assets                                100.0%  $ 765,118,283
                                          =====    ============







++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c)  Floating rate--Rate shown is the rate in
     effect at December 31, 2009.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States.  The expiration date
     of the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(f)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-51

The following is a summary of the fair valuations according to inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS



                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Short-Term Investments
  Asset-Backed Securities                          $     --   $ 20,469,177        $     --    $ 20,469,177
  Commercial Paper                                       --    325,121,835              --     325,121,835
  Corporate Bonds                                        --     59,700,570              --      59,700,570
  Repurchase Agreements                                  --    111,419,000              --     111,419,000
  U.S. Government & Federal Agencies                     --    245,228,014              --     245,228,014
  Yankee Bond                                            --      3,300,000              --       3,300,000
                                                   --------   ------------        --------    ------------
Total Investments in Securities                         $--   $765,238,596             $--    $765,238,596
                                                   ========   ============        ========    ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



The table below sets forth the diversification of MainStay VP Cash Management Portfolio, investments by industry.



INDUSTRY DIVERSIFICATION



                                                                      AMORTIZED
                                                                           COST   PERCENT +
Agriculture                                                        $ 18,499,046         2.4%
Automobile                                                           15,127,127         2.0
Banks                                                                68,170,390         8.9
Beverages                                                            23,498,762         3.1
Chemicals                                                             7,000,000         0.9
Computers                                                            18,899,147         2.5
Cosmetics & Personal Care                                            13,799,067         1.8
Diversified Financial Services                                       62,223,494         8.0
Electric                                                             59,426,016         7.8
Electrical Components & Equipment                                    14,749,800         1.9
Food                                                                 31,267,303         4.0
Health Care--Products                                                28,495,147         3.7
Miscellaneous--Manufacturing                                          5,999,837         0.8
Multi-National                                                       21,220,636         2.8
Oil & Gas                                                             3,599,600         0.5
Other ABS                                                             5,342,050         0.7
Pharmaceuticals                                                      11,499,653         1.5
Repurchase Agreement                                                111,419,000        14.6
Software                                                              6,995,489         0.9
Sovereign                                                             4,999,854         0.7
Transportation                                                        8,999,800         1.2
U.S. Government & Federal Agencies                                  224,007,378        29.3
                                                                   ------------       -----
                                                                    765,238,596       100.0
Other Assets, Less Liabilities                                         (120,313)       (0.0)++
                                                                   ------------       -----
Net Assets                                                         $765,118,283       100.0%
                                                                   ============       =====






+ Percentages indicated are based on Portfolio net assets.



++ Less than one-tenth of a percent.




M-52    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (amortized cost $653,819,596)      $653,819,596
Repurchase agreements, at value
  (identified cost $111,419,000)      111,419,000
Cash                                          679
Receivables:
  Fund shares sold                        823,878
  Interest                                732,396
Other assets                                2,114
                                     ------------
     Total assets                     766,797,663
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                  1,325,720
  Manager (See Note 3)                    177,562
  Shareholder communication                45,933
  Professional fees                        40,584
  Custodian                                17,477
  Directors                                 2,713
Accrued expenses                            2,267
Dividend payable                           67,124
                                     ------------
     Total liabilities                  1,679,380
                                     ------------
Net assets                           $765,118,283
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 1.7 billion shares
  authorized                         $  7,650,714
Additional paid-in capital            757,406,657
                                     ------------
                                      765,057,371
Accumulated undistributed net
  investment income                        60,912
                                     ------------
Net assets applicable to
  outstanding shares                 $765,118,283
                                     ============
Shares of capital stock outstanding   765,071,374
                                     ============
Net asset value per share
  outstanding                        $       1.00
                                     ============








The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-53

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Interest                             $4,561,350
                                       ----------
EXPENSES:
  Manager (See Note 3)                  4,188,315
  Insurance guarantee (See Note 12)       271,301
  Shareholder communication               219,339
  Professional fees                       182,303
  Custodian                                51,070
  Directors                                47,599
  Miscellaneous                            43,092
                                       ----------
     Total expenses before waiver       5,003,019
  Expense waiver from Manager (See
     Note 3)                             (911,920)
                                       ----------
     Net expenses                       4,091,099
                                       ----------
Net investment income                     470,251
                                       ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           11,848
                                       ----------
Net increase in net assets resulting
  from operations                      $  482,099
                                       ==========







M-54    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $      470,251   $   17,442,998
 Net realized gain on
  investments                        11,848           53,414
                             -------------------------------
 Net increase in net
  assets resulting from
  operations                        482,099       17,496,412
                             -------------------------------
Dividends to shareholders:
 From net investment
     income                        (470,251)     (17,444,630)
                             -------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        495,040,021      906,981,144
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         470,251       17,444,630
 Cost of shares redeemed       (826,291,881)    (433,811,044)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              (330,781,609)     490,614,730
                             -------------------------------
    Net increase (decrease)
     in net assets             (330,769,761)     490,666,512

NET ASSETS:
Beginning of year             1,095,888,044      605,221,532
                             -------------------------------
End of year                  $  765,118,283   $1,095,888,044
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $       60,912   $           --
                             ===============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                              YEAR ENDED DECEMBER 31,

                            ----------------------------------------------------------
                              2009         2008         2007        2006        2005
Net asset value at
  beginning of year         $   1.00    $     1.00    $   1.00    $   1.00    $   1.00
                            --------    ----------    --------    --------    --------
Net investment income           0.00 ++       0.02        0.05        0.04        0.03
Net realized and
  unrealized gain (loss)
  on investments                0.00 ++       0.00 ++     0.00 ++    (0.00)++     0.00 ++
                            --------    ----------    --------    --------    --------
Total from investment
  operations                    0.00 ++       0.02        0.05        0.04        0.03
                            --------    ----------    --------    --------    --------
Less dividends:
  From net investment
     income                    (0.00)++      (0.02)      (0.05)      (0.04)      (0.03)
                            --------    ----------    --------    --------    --------
Net asset value at end of
  year                      $   1.00    $     1.00    $   1.00    $   1.00    $   1.00
                            ========    ==========    ========    ========    ========
Total investment return         0.05%         2.18%       4.86%       4.57%       2.96%(a)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         0.05%         2.02%       4.71%       4.50%       2.91%
  Net expenses                  0.41%         0.50%       0.50%       0.52%       0.30%
  Expenses (before
     waiver/reimbursement)      0.51%         0.50%       0.50%       0.52%       0.50%
Net assets at end of year
  (in 000's)                $765,118    $1,095,888    $605,222    $351,753    $306,900






++   Less than one cent per share.
(a)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.






M-56    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                     AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             22.40%        0.53%         -1.34%





                                            (After Portfolio operating expenses)

                                             S&P 500    RUSSELL 1000
                            INITIAL CLASS     INDEX         INDEX
                            -------------    -------    ------------
12/31/99                        10000         10000         10000
                                 9666          9090          9221
                                 8015          8009          8073
                                 6071          6239          6325
                                 7672          8029          8216
                                 8508          8902          9153
                                 9163          9340          9726
                                10672         10815         11230
                                11221         11409         11878
                                 7138          7188          7412
12/31/09                         8737          9090          9520






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             22.08%        0.27%         -1.59%





                                            (After Portfolio operating expenses)

                                             S&P 500    RUSSELL 1000
                            SERVICE CLASS     INDEX         INDEX
                            -------------    -------    ------------
12/31/99                        10000         10000         10000
                                 9644          9090          9221
                                 7976          8009          8073
                                 6026          6239          6325
                                 7597          8029          8216
                                 8404          8902          9153
                                 9025          9340          9726
                                10485         10815         11230
                                10997         11409         11878
                                 6978          7188          7412
12/31/09                         8519          9090          9520






 BENCHMARK PERFORMANCE                        ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
S&P 500(R) Index(3)                         26.46%         0.42%         -0.95%
Russell 1000(R) Index(3)                    28.43          0.79          -0.49
Average Lipper Variable Products Large-
Cap Core Portfolio(4)                       27.98          0.26          -0.48





1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 0.49% and -1.36% for Initial Class shares and 0.26% and -1.60% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.



                                                 mainstayinvestments.com    M-57

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,216.80        $3.24          $1,022.30         $2.96
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,215.30        $4.63          $1,021.00         $4.23
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.




M-58    MainStay VP Common Stock Portfolio

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)




Oil, Gas & Consumable Fuels             9.4%
Computers & Peripherals                 8.3
Pharmaceuticals                         5.1
Software                                4.8
Health Care Providers & Services        4.3
Media                                   4.2
Diversified Telecommunication
  Services                              3.7
Diversified Financial Services          3.5
Insurance                               3.3
Specialty Retail                        3.0
Household Products                      2.9
Capital Markets                         2.8
Communications Equipment                2.7
Internet Software & Services            2.5
Food & Staples Retailing                2.4
Commercial Banks                        2.3
Energy Equipment & Services             2.3
Semiconductors & Semiconductor
  Equipment                             2.1
Industrial Conglomerates                2.0
Aerospace & Defense                     1.9
Multiline Retail                        1.8
Beverages                               1.6
Metals & Mining                         1.6
Biotechnology                           1.3
IT Services                             1.3
Tobacco                                 1.3
Chemicals                               1.2
Consumer Finance                        1.2
Machinery                               1.2
Food Products                           1.1
Health Care Equipment & Supplies        1.1
Hotels, Restaurants & Leisure           1.1
Air Freight & Logistics                 1.0%
Electric Utilities                      0.8
Electrical Equipment                    0.8
Household Durables                      0.8
Paper & Forest Products                 0.8
Electronic Equipment & Instruments      0.7
Gas Utilities                           0.5
Commercial Services & Supplies          0.4
Diversified Consumer Services           0.4
Independent Power Producers & Energy
  Traders                               0.4
Real Estate Investment Trusts           0.4
Textiles, Apparel & Luxury Goods        0.4
Wireless Telecommunication Services     0.4
Exchange Traded Funds                   0.3
Internet & Catalog Retail               0.3
Multi-Utilities                         0.3
Personal Products                       0.3
Road & Rail                             0.3
Trading Companies & Distributors        0.3
Automobiles                             0.2
Professional Services                   0.2
Thrifts & Mortgage Finance              0.2
Construction & Engineering              0.1
Containers & Packaging                  0.1
Distributors                            0.1
Health Care Technology                  0.0++
Leisure Equipment & Products            0.0++
Life Sciences Tools & Services          0.0++
Short-Term Investment                   0.2
Other Assets, Less Liabilities          0.0++
                                      -----
                                      100.0%
                                      -----
                                      -----





 See Portfolio of Investments beginning on page M-62 for specific holdings within these categories.





++ Less than one-tenth percent.



TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  Microsoft Corp.
    2.  Apple, Inc.
    3.  International Business Machines Corp.
    4.  Procter & Gamble Co. (The)
    5.  AT&T, Inc.
    6.  JPMorgan Chase & Co.
    7.  ExxonMobil Corp.
    8.  Pfizer, Inc.
    9.  Google, Inc. Class A
   10.  Hewlett-Packard Co.






                                                 mainstayinvestments.com    M-59

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


QUESTIONS ANSWERED BY HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.



HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?





For the 12 months ended December 31, 2009, MainStay VP Common Stock Portfolio returned 22.40% for Initial Class shares and 22.08% for Service Class shares. Both share classes underperformed the 27.98% return of the average Lipper(1) Variable Products Large-Cap Core Portfolio and the 26.46% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?





The primary reason for the Portfolio's underperformance was a significant change in market sentiment. Going into March, the Portfolio was positioned to protect against a serious recession or possibly even a depression by owning what we believed to be highly conservative stocks in each sector. In the financials sector, the Portfolio avoided stocks with any exposure to the credit crisis. Starting on March 9, however, lower-quality stocks rose dramatically, causing the bulk of the Portfolio's underperformance.



DURING 2009, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?





The strongest-contributing sectors to the Portfolio's performance relative to the S&P 500(R) Index were information technology, materials and utilities. Of these, information technology was by far the strongest, with stocks such as Apple, Western Digital and Texas Instruments all benefiting from much stronger-than-expected spending on technology equipment. Materials stocks performed strongly when investors determined that demand was sustainable. Utilities, an underweight sector in the Portfolio, underperformed the benchmark as investors generally stayed away from defensive stocks.



The Portfolio's worst-performing sectors relative to the S&P 500(R) Index were financials, consumer discretionary and industrials. In each case, underweight positions in lower-quality stocks (such as Bank of America, Citigroup, Amazon.com and Ford Motor) hurt the Portfolio's relative results in the rally that began on March 9, 2009.





DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?





In terms of absolute performance, information technology companies Apple, Microsoft and International Business Machines made the strongest positive contributions to the Portfolio's results in 2009. All three benefited from increased information technology spending, but in different ways. Apple benefited from rising demand for broadband wireless Internet access. Microsoft's new Windows 7 operating system was extremely well received by the market. International Business Machines benefited from increased spending on technology hardware, software and services.



Major detractors from the Portfolio's absolute performance included personal lines insurer Allstate, commercial bank Wells Fargo and oil, gas & consumable fuels company ExxonMobil. The Portfolio held large positions in these stocks at the beginning of the year, when the market as a whole--and financial stocks in particular--were declining.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING 2009?





The Portfolio purchased several stocks during the year, including XTO Energy and Medco Health Solutions. XTO Energy is an oil & gas exploration & production company that the Portfolio started buying in May as energy prices began to recover. In December, ExxonMobil announced an agreement to purchase the company to gain access to XTO Energy's natural gas reserves. Medco Health Solutions is a health care services company that we believe may benefit from the new health care legislation.




Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Portfolio may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports. Not all MainStay VP Portfolios and/or share classes are available under all policies.


Not all MainStay VP Portfolios and/or share classes are available under all policies.



M-60    MainStay VP Common Stock Portfolio

Capital One Financial and Best Buy were among the stocks the Portfolio sold during the reporting period. Capital One is a consumer finance company that could see rising delinquencies if U.S. consumers continue to struggle. Best Buy benefited from the bankruptcy of Circuit City, one of its chief competitors, but then faced margin pressures as chains such as Wal-Mart Stores became more serious competitors.



HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?





We increased the Portfolio's weightings in the consumer discretionary and materials sectors. Through tight inventory controls, consumer discretionary companies have generated high levels of cash flow, despite low sales growth. Materials stocks such as Freeport-McMoRan Copper & Gold and steel company Nucor benefited as the economic recovery took hold in the United States and the emerging markets.



The Portfolio decreased its weightings in the industrials and health care sectors. As part of our defensive positioning, the Portfolio had held overweight positions in many drug stocks, but later sold many of these stocks to position the Portfolio more aggressively. Industrial stocks were also sold to increase the Portfolio's weightings in more econom-ically sensitive sectors, such as materials.



HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2009?





As of December 31, 2009, the Portfolio's largest overweight positions relative to the S&P 500(R) Index were in information technology and consumer discretionary. The Portfolio sought to take advantage of high levels of cash flow in consumer discretionary companies. Information technology companies have benefited from increased spending for wireless broadband devices and from the success of Windows 7.



As of December 31, 2009, the Portfolio's most significantly underweight positions were in industrials and consumer staples. Relative to other sectors in the Portfolio's universe, we find both of these sectors expensive. In our opinion, consumer staples stocks in particular have recently become more expensive because of their perceived inflation resistance.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP Common Stock Portfolio on this page and the preceding pages has not been audited.


                                                 mainstayinvestments.com    M-61

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                     SHARES           VALUE
COMMON STOCKS 99.5%+
-----------------------------------------------------------

AEROSPACE & DEFENSE 1.9%
Alliant Techsystems, Inc. (a)            34   $       3,001
Honeywell International,
  Inc.                               37,904       1,485,837
ITT Corp.                             3,453         171,752
L-3 Communications Holdings,
  Inc.                                9,686         842,198
Lockheed Martin Corp.                61,404       4,626,791
Northrop Grumman Corp.               74,190       4,143,511
Precision Castparts Corp.               150          16,553
United Technologies Corp.            13,731         953,069
                                              -------------
                                                 12,242,712
                                              -------------

AIR FREIGHT & LOGISTICS 1.0%
FedEx Corp.                          38,958       3,251,045
United Parcel Service, Inc.
  Class B                            56,760       3,256,321
                                              -------------
                                                  6,507,366

                                              -------------

AUTOMOBILES 0.2%
Ford Motor Co. (a)                  149,112       1,491,120
                                              -------------


BEVERAGES 1.6%
Coca-Cola Co. (The)                  93,606       5,335,542
Coca-Cola Enterprises, Inc.          92,951       1,970,561
Pepsi Bottling Group, Inc.
  (The)                                 745          27,938
PepsiCo, Inc.                        49,820       3,029,056
                                              -------------
                                                 10,363,097

                                              -------------

BIOTECHNOLOGY 1.3%
Amgen, Inc. (a)                     117,806       6,664,285
Biogen Idec, Inc. (a)                25,037       1,339,480
Genzyme Corp. (a)                     2,685         131,592
Gilead Sciences, Inc. (a)                15             649
                                              -------------
                                                  8,136,006

                                              -------------

CAPITAL MARKETS 2.8%
Bank of New York Mellon Corp.
  (The)                              91,281       2,553,130
Charles Schwab Corp. (The)          228,231       4,295,307
Goldman Sachs Group, Inc.
  (The)                              15,160       2,559,614
Morgan Stanley                          491          14,534
Northern Trust Corp.                 61,820       3,239,368
Raymond James Financial,
  Inc.                               22,240         528,645
State Street Corp.                   99,572       4,335,365
                                              -------------
                                                 17,525,963

                                              -------------

CHEMICALS 1.2%
Ashland, Inc.                        19,208         761,021
CF Industries Holdings, Inc.         15,919       1,445,127
Dow Chemical Co. (The)               67,945       1,877,320
Eastman Chemical Co.                 23,372       1,407,929
Lubrizol Corp. (The)                 17,400       1,269,330
Monsanto Co.                              8             654
RPM International, Inc.               8,034         163,331
Terra Industries, Inc.               19,108         615,087
                                              -------------
                                                  7,539,799

                                              -------------

COMMERCIAL BANKS 2.3%
BB&T Corp.                           36,572         927,831
M&T Bank Corp.                        3,320         222,075
PNC Financial Services Group,
  Inc.                               26,996       1,425,119
U.S. Bancorp                        186,798       4,204,823
Wells Fargo & Co.                   298,497       8,056,434
                                              -------------
                                                 14,836,282

                                              -------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Cintas Corp.                         11,065         288,243
R.R. Donnelley & Sons Co.            65,997       1,469,753
Waste Management, Inc.               17,638         596,341
                                              -------------
                                                  2,354,337

                                              -------------

COMMUNICATIONS EQUIPMENT 2.7%
3Com Corp. (a)                       37,634         282,255
Cisco Systems, Inc. (a)             331,245       7,930,005
CommScope, Inc. (a)                   8,638         229,166
Harris Corp.                         13,074         621,669
JDS Uniphase Corp. (a)                9,487          78,268
QUALCOMM, Inc.                      176,951       8,185,753
Tellabs, Inc. (a)                     3,212          18,244
                                              -------------
                                                 17,345,360

                                              -------------

COMPUTERS & PERIPHERALS 8.3%
 v  Apple, Inc. (a)                  69,842      14,726,884
Dell, Inc. (a)                      231,469       3,323,895
Diebold, Inc.                         2,576          73,287
EMC Corp. (a)                       305,940       5,344,772
 v  Hewlett-Packard Co.             200,031      10,303,597
 v  International Business
  Machines Corp.                    108,719      14,231,317
NetApp, Inc. (a)                        427          14,684
QLogic Corp. (a)                        156           2,944
Sun Microsystems, Inc. (a)            6,263          58,684
Teradata Corp. (a)                   48,307       1,518,289
Western Digital Corp. (a)            72,257       3,190,147
                                              -------------
                                                 52,788,500

                                              -------------

CONSTRUCTION & ENGINEERING 0.1%
Jacobs Engineering Group,
  Inc. (a)                            1,787          67,209
Shaw Group, Inc. (The) (a)           20,673         594,349
URS Corp. (a)                            42           1,870
                                              -------------
                                                    663,428
                                              -------------



 +  Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.



M-62    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONSUMER FINANCE 1.2%
American Express Co.                117,975   $   4,780,347
Discover Financial Services         172,478       2,537,151
                                              -------------
                                                  7,317,498

                                              -------------

CONTAINERS & PACKAGING 0.1%
Bemis Co., Inc.                      12,816         379,994
Temple-Inland, Inc.                   3,287          69,389
                                              -------------
                                                    449,383

                                              -------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                    12,619         479,017
                                              -------------


DIVERSIFIED CONSUMER SERVICES 0.4%
Apollo Group, Inc. Class A
  (a)                                29,402       1,781,173
H&R Block, Inc.                      26,041         589,048
                                              -------------
                                                  2,370,221

                                              -------------

DIVERSIFIED FINANCIAL SERVICES 3.5%
Bank of America Corp.               471,238       7,096,844
Citigroup, Inc.                     448,685       1,485,147
 v  JPMorgan Chase & Co.            324,531      13,523,207
                                              -------------
                                                 22,105,198

                                              -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.7%
 v  AT&T, Inc.                      491,750      13,783,753
Qwest Communications
  International, Inc.                63,269         266,362
U.C. Telecom, Inc. (a)                4,965          85,100
Verizon Communications, Inc.        275,686       9,133,477
                                              -------------
                                                 23,268,692

                                              -------------

ELECTRIC UTILITIES 0.8%
Entergy Corp.                         5,503         450,366
Exelon Corp.                         97,580       4,768,735
FPL Group, Inc.                       1,092          57,679
                                              -------------
                                                  5,276,780

                                              -------------

ELECTRICAL EQUIPMENT 0.8%
Cooper Industries PLC Class A            70           2,985
Emerson Electric Co.                106,670       4,544,142
Hubbel, Inc. Class B                 14,712         695,878
Rockwell Automation, Inc.             2,179         102,369
                                              -------------
                                                  5,345,374

                                              -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.7%
Arrow Electronics, Inc. (a)          30,887         914,564
Avnet, Inc. (a)                      39,076       1,178,532
Ingram Micro, Inc. Class A
  (a)                                42,138         735,308
Jabil Circuit, Inc.                  55,593         965,651
Molex, Inc.                             182           3,922
Tech Data Corp. (a)                   9,743         454,608
                                              -------------
                                                  4,252,585
                                              -------------

ENERGY EQUIPMENT & SERVICES 2.3%
Cameron International Corp.
  (a)                                   110           4,598
Diamond Offshore Drilling,
  Inc.                                2,890         284,434
ENSCO International PLC,
  Sponsored ADR (b)                  40,044       1,599,357
Helmerich & Payne, Inc.              27,146       1,082,582
Nabors Industries, Ltd. (a)          91,011       1,992,231
National Oilwell Varco, Inc.         78,539       3,462,785
Oceaneering International,
  Inc. (a)                            5,340         312,497
Patterson-UTI Energy, Inc.           39,721         609,717
Pride International, Inc. (a)        42,076       1,342,645
Rowan Cos., Inc. (a)                 32,037         725,318
Schlumberger, Ltd.                   28,635       1,863,852
Smith International, Inc.            21,928         595,784
Tidewater, Inc.                      11,719         561,926
                                              -------------
                                                 14,437,726

                                              -------------

FOOD & STAPLES RETAILING 2.4%
Costco Wholesale Corp.                2,180         128,991
CVS Caremark Corp.                    4,765         153,481
Safeway, Inc.                        57,007       1,213,679
Sysco Corp.                          48,789       1,363,165
Wal-Mart Stores, Inc.               130,854       6,994,146
Walgreen Co.                        128,839       4,730,968
Whole Foods Market, Inc. (a)         13,565         372,359
                                              -------------
                                                 14,956,789

                                              -------------

FOOD PRODUCTS 1.1%
Archer-Daniels-Midland Co.          140,760       4,407,196
Campbell Soup Co.                     7,645         258,401
Dean Foods Co. (a)                   15,450         278,718
General Mills, Inc.                   3,694         261,572
Hershey Co. (The)                     2,617          93,662
Hormel Foods Corp.                    5,519         212,206
Kraft Foods, Inc. Class A (a)           496          13,481
Sara Lee Corp.                        8,276         100,802
Smithfield Foods, Inc. (a)            4,356          66,168
Tyson Foods, Inc. Class A            97,842       1,200,521
                                              -------------
                                                  6,892,727

                                              -------------

GAS UTILITIES 0.5%
Atmos Energy Corp.                   10,300         302,820
Energen Corp.                        11,540         540,072
National Fuel Gas Co.                    86           4,300
Nicor, Inc.                           5,542         233,318
ONEOK, Inc.                           7,604         338,910
Questar Corp.                        32,340       1,344,374
UGI Corp.                            13,832         334,596
                                              -------------
                                                  3,098,390
                                              -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.1%
Beckman Coulter, Inc.                 6,328         414,104
Boston Scientific Corp. (a)           1,985          17,865
CareFusion Corp. (a)                 35,979         899,835



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-63


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Gen-Probe, Inc. (a)                      54   $       2,317
Hologic, Inc. (a)                    16,800         243,600
Hospira, Inc. (a)                    32,990       1,682,490
Kinetic Concepts, Inc. (a)           11,872         446,981
Medtronic, Inc.                      67,062       2,949,387
Stryker Corp.                        10,163         511,910
                                              -------------
                                                  7,168,489

                                              -------------

HEALTH CARE PROVIDERS & SERVICES 4.3%
Aetna, Inc.                          56,509       1,791,335
AmerisourceBergen Corp.              72,228       1,882,984
Cardinal Health, Inc.                13,288         428,405
CIGNA Corp.                          26,925         949,645
Community Health Systems,
  Inc. (a)                           11,817         420,685
Coventry Health Care, Inc.
  (a)                                48,029       1,166,625
Henry Schein, Inc. (a)                3,107         163,428
Humana, Inc. (a)                     48,793       2,141,525
Lincare Holdings, Inc. (a)           16,823         624,470
McKesson Corp.                       67,188       4,199,250
Medco Health Solutions, Inc.
  (a)                                82,030       5,242,537
UnitedHealth Group, Inc.             88,156       2,686,995
Universal Health Services,
  Inc. Class B                        2,982          90,951
WellPoint, Inc. (a)                  89,245       5,202,091
                                              -------------
                                                 26,990,926

                                              -------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                      6,536         137,648
                                              -------------


HOTELS, RESTAURANTS & LEISURE 1.1%
Carnival Corp. (a)                   15,949         505,424
Chipotle Mexican Grill, Inc.
  Class A (a)                            10             881
Darden Restaurants, Inc.             28,239         990,342
McDonald's Corp.                     19,220       1,200,097
Starbucks Corp. (a)                 124,298       2,866,312
Starwood Hotels & Resorts
  Worldwide, Inc.                     6,100         223,077
WMS Industries, Inc. (a)              2,867         114,680
Wyndham Worldwide Corp.              50,733       1,023,285
Wynn Resorts, Ltd.                    5,276         307,221
                                              -------------
                                                  7,231,319

                                              -------------

HOUSEHOLD DURABLES 0.8%
D.R. Horton, Inc.                    77,551         842,979
Fortune Brands, Inc.                 22,053         952,690
KB Home                                 199           2,722
Leggett & Platt, Inc.                50,079       1,021,612
Lennar Corp. Class A                 36,181         462,031
Mohawk Industries, Inc. (a)           5,259         250,328
Newell Rubbermaid, Inc.              21,350         320,464
NVR, Inc. (a)                           749         532,322
Pulte Homes, Inc. (a)                94,752         947,520
Toll Brothers, Inc. (a)                  85           1,599
                                              -------------
                                                  5,334,267

                                              -------------

HOUSEHOLD PRODUCTS 2.9%
Kimberly-Clark Corp.                 70,240       4,474,991
 v  Procter & Gamble Co.
  (The)                             230,594      13,980,914
                                              -------------
                                                 18,455,905

                                              -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.4%
AES Corp. (The) (a)                 119,595       1,591,809
Constellation Energy Group,
  Inc.                               32,527       1,143,975
                                              -------------
                                                  2,735,784

                                              -------------

INDUSTRIAL CONGLOMERATES 2.0%
3M Co.                               55,393       4,579,339
Carlisle Cos., Inc.                  11,845         405,810
General Electric Co.                521,701       7,893,336
                                              -------------
                                                 12,878,485

                                              -------------

INSURANCE 3.3%
Aflac, Inc.                          99,296       4,592,440
American Financial Group,
  Inc.                                5,260         131,237
Assurant, Inc.                       23,582         695,197
Chubb Corp. (The)                    84,331       4,147,399
Everest Re Group, Ltd.               11,903       1,019,849
First American Corp.                  6,471         214,255
HCC Insurance Holdings, Inc.         27,968         782,265
MetLife, Inc.                           316          11,171
Principal Financial Group,
  Inc.                               24,739         594,725
Progressive Corp. (The) (a)          75,282       1,354,323
Reinsurance Group of America,
  Inc.                                4,917         234,295
Torchmark Corp.                      23,861       1,048,691
Travelers Cos., Inc. (The)           97,733       4,872,967
Unum Group                           55,204       1,077,582
                                              -------------
                                                 20,776,396

                                              -------------

INTERNET & CATALOG RETAIL 0.3%
Amazon.com, Inc. (a)                  3,103         417,415
Expedia, Inc. (a)                    45,411       1,167,517
                                              -------------
                                                  1,584,932

                                              -------------

INTERNET SOFTWARE & SERVICES 2.5%
eBay, Inc. (a)                      203,040       4,779,562
 v  Google, Inc. Class A (a)         17,624      10,926,527
VeriSign, Inc. (a)                    4,944         119,843
Yahoo!, Inc. (a)                     15,952         267,674
                                              -------------
                                                 16,093,606

                                              -------------

IT SERVICES 1.3%
Affiliated Computer Services,
  Inc. Class A (a)                    3,684         219,898
Alliance Data Systems Corp.
  (a)                                    62           4,005
Broadridge Financial
  Solutions LLC                      35,892         809,723
Computer Sciences Corp. (a)          48,792       2,807,004




M-64    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES (CONTINUED)
Convergys Corp. (a)                  28,194   $     303,085
DST Systems, Inc. (a)                    42           1,829
Fiserv, Inc. (a)                      4,875         236,340
Global Payments, Inc.                20,806       1,120,611
Hewitt Associates, Inc. Class
  A (a)                              18,449         779,655
Paychex, Inc.                           122           3,738
SAIC, Inc. (a)                       40,368         764,570
Total System Services, Inc.          22,306         385,225
Visa, Inc. Class A                    7,715         674,754
Western Union Co. (The)              12,244         230,799
                                              -------------
                                                  8,341,236

                                              -------------

LEISURE EQUIPMENT & PRODUCTS 0.0%++
Mattel, Inc.                         14,363         286,973
                                              -------------


LIFE SCIENCES TOOLS & SERVICES 0.0%++
Charles River Laboratories
  International, Inc. (a)                70           2,358
Pharmaceutical Product
  Development, Inc.                     124           2,907
                                              -------------
                                                      5,265

                                              -------------

MACHINERY 1.2%
Caterpillar, Inc.                    51,448       2,932,021
Cummins, Inc.                         8,047         369,035
Dover Corp.                          29,679       1,234,943
Eaton Corp.                           2,455         156,187
Harsco Corp.                         20,698         667,097
Illinois Tool Works, Inc.             6,161         295,666
Lincoln Electric Holdings,
  Inc.                                5,507         294,404
Oshkosh Corp.                        23,051         853,579
Snap-On, Inc.                         2,460         103,960
SPX Corp.                             8,038         439,679
                                              -------------
                                                  7,346,571

                                              -------------

MEDIA 4.2%
Comcast Corp. Class A               367,178       6,190,621
DIRECTV Class A (a)                 145,613       4,856,194
Gannett Co., Inc.                       524           7,781
Interpublic Group of Cos.,
  Inc. (The) (a)                     77,364         570,946
Marvel Entertainment, Inc.
  (a)                                    30           1,622
McGraw-Hill Cos., Inc. (The)         17,670         592,122
Omnicom Group, Inc.                  99,873       3,910,028
Scripps Networks Interactive
  Class A                            10,840         449,860
Time Warner Cable, Inc.              86,852       3,594,804
Time Warner, Inc.                   159,301       4,642,031
Viacom, Inc. Class B (a)             32,291         960,012
Walt Disney Co. (The)                15,787         509,131
Washington Post Co. Class B             762         334,975
                                              -------------
                                                 26,620,127
                                              -------------

METALS & MINING 1.6%
Allegheny Technologies, Inc.          3,833         171,603
Cliffs Natural Resources,
  Inc.                               12,250         564,602
Commercial Metals Co.                 6,984         109,299
Freeport-McMoRan Copper &
  Gold, Inc. (a)                     35,861       2,879,280
Nucor Corp.                          90,120       4,204,098
Reliance Steel & Aluminum
  Co.                                16,241         701,936
Steel Dynamics, Inc.                 48,319         856,213
Titanium Metals Corp. (a)             3,390          42,443
United States Steel Corp.            11,173         615,856
                                              -------------
                                                 10,145,330

                                              -------------

MULTI-UTILITIES 0.3%
Ameren Corp.                          9,531         266,392
DTE Energy Corp.                      8,005         348,938
Integrys Energy Group, Inc.          12,397         520,550
MDU Resources Group, Inc.            36,523         861,943
OGE Energy Corp.                      3,007         110,928
PG&E Corp.                              108           4,822
                                              -------------
                                                  2,113,573

                                              -------------

MULTILINE RETAIL 1.8%
Big Lots, Inc. (a)                   22,376         648,456
Dollar Tree, Inc. (a)                12,353         596,650
Family Dollar Stores, Inc.           21,060         586,100
J.C. Penney Co., Inc.                66,909       1,780,449
Kohl's Corp. (a)                     39,670       2,139,403
Macy's, Inc.                         61,016       1,022,628
Nordstrom, Inc.                      52,587       1,976,219
Sears Holdings Corp. (a)              6,115         510,297
Target Corp.                         45,894       2,219,893
                                              -------------
                                                 11,480,095

                                              -------------

OIL, GAS & CONSUMABLE FUELS 9.4%
Apache Corp.                         30,695       3,166,803
Chesapeake Energy Corp.              77,008       1,992,967
Chevron Corp.                       102,743       7,910,184
Cimarex Energy Co.                   16,093         852,446
ConocoPhillips                       81,272       4,150,561
Devon Energy Corp.                   33,638       2,472,393
Encore Acquisition Co. (a)            8,982         431,316
EOG Resources, Inc.                  19,815       1,928,000
 v  ExxonMobil Corp.                188,797      12,874,068
Hess Corp.                               88           5,324
Marathon Oil Corp.                  138,915       4,336,926
Murphy Oil Corp.                     30,222       1,638,032
Newfield Exploration Co.(a)          34,162       1,647,633
Occidental Petroleum Corp.           16,584       1,349,108
Peabody Energy Corp.                 29,000       1,311,090
Plains Exploration &
  Production Co. (a)                    106           2,932
Tesoro Corp.                         27,978         379,102



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-65


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Williams Cos., Inc.                 149,137   $   3,143,808
XTO Energy, Inc.                    218,074      10,146,983
                                              -------------
                                                 59,739,676
                                              -------------

PAPER & FOREST PRODUCTS 0.8%
International Paper Co.             139,097       3,725,018
MeadWestvaco Corp.                   49,778       1,425,144
                                              -------------
                                                  5,150,162

                                              -------------

PERSONAL PRODUCTS 0.3%
Alberto-Culver Co.                    2,476          72,522
Estee Lauder Cos., Inc. (The)
  Class A                            36,614       1,770,653
                                              -------------
                                                  1,843,175

                                              -------------

PHARMACEUTICALS 5.1%
Abbott Laboratories                  54,949       2,966,697
Bristol-Myers Squibb Co.              1,440          36,360
Eli Lilly & Co.                       6,558         234,186
Endo Pharmaceuticals
  Holdings, Inc. (a)                 30,125         617,864
Forest Laboratories, Inc. (a)        96,984       3,114,156
Johnson & Johnson                   143,337       9,232,336
King Pharmaceuticals, Inc.
  (a)                                59,810         733,869
Merck & Co., Inc.                    75,834       2,770,974
 v  Pfizer, Inc.                    682,967      12,423,170
Valeant Pharmaceuticals
  International (a)                   8,850         281,341
Watson Pharmaceuticals, Inc.
  (a)                                 4,096         162,243
                                              -------------
                                                 32,573,196

                                              -------------

PROFESSIONAL SERVICES 0.2%
Manpower, Inc.                       20,223       1,103,771
Robert Half International,
  Inc.                                  202           5,400
                                              -------------
                                                  1,109,171

                                              -------------

REAL ESTATE INVESTMENT TRUSTS 0.4%
Public Storage                       31,862       2,595,160
Simon Property Group, Inc.                2             159
                                              -------------
                                                  2,595,319
                                              -------------

ROAD & RAIL 0.3%
Burlington Northern Santa Fe
  Corp.                               8,475         835,804
Kansas City Southern (a)              3,199         106,495
Ryder System, Inc.                   15,818         651,227
                                              -------------
                                                  1,593,526

                                              -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.1%
Intel Corp.                         266,637       5,439,395
Micron Technology, Inc. (a)         264,756       2,795,823
Novellus Systems, Inc. (a)              130           3,034
Texas Instruments, Inc.             196,709       5,126,237
                                              -------------
                                                 13,364,489
                                              -------------

SOFTWARE 4.8%
BMC Software, Inc. (a)                   68           2,727
CA, Inc.                            127,936       2,873,443
Compuware Corp. (a)                  57,606         416,491
 v  Microsoft Corp.                 596,719      18,193,963
Novell, Inc. (a)                     14,868          61,702
Oracle Corp.                        230,266       5,650,728
Sybase, Inc. (a)                     20,909         907,451
Symantec Corp. (a)                  150,463       2,691,783
Synopsys, Inc. (a)                      150           3,342
                                              -------------
                                                 30,801,630

                                              -------------

SPECIALTY RETAIL 3.0%
Abercrombie & Fitch Co. Class
  A                                  28,064         978,030
Advance Auto Parts, Inc.             24,630         997,022
Aeropostale, Inc. (a)                   108           3,677
AutoNation, Inc. (a)                 11,050         211,608
AutoZone, Inc. (a)                    1,205         190,474
GameStop Corp. Class A (a)            2,264          49,672
Gap, Inc. (The)                     153,048       3,206,356
Home Depot, Inc. (The)               64,047       1,852,880
Limited Brands, Inc.                 85,804       1,650,869
Lowe's Cos., Inc.                       226           5,286
Office Depot, Inc. (a)               77,525         500,036
PetSmart, Inc.                       32,281         861,580
RadioShack Corp.                     14,621         285,110
Ross Stores, Inc.                    34,108       1,456,753
Sherwin-Williams Co. (The)           31,291       1,929,090
Staples, Inc.                       178,333       4,385,209
Williams-Sonoma, Inc.                24,031         499,364
                                              -------------
                                                 19,063,016

                                              -------------

TEXTILES, APPAREL & LUXURY GOODS 0.4%
Coach, Inc.                          22,789         832,482
NIKE, Inc. Class B                    3,817         252,189
Phillips-Van Heusen Corp.             6,540         266,047
Polo Ralph Lauren Corp.              13,287       1,075,982
VF Corp.                              2,701         197,821
                                              -------------
                                                  2,624,521

                                              -------------

THRIFTS & MORTGAGE FINANCE 0.2%
First Niagara Financial
  Group, Inc.                            58             807
Hudson City Bancorp, Inc.            78,189       1,073,535
                                              -------------
                                                  1,074,342

                                              -------------

TOBACCO 1.3%
Philip Morris International,
  Inc.                              150,406       7,248,065
Reynolds American, Inc.              22,531       1,193,467
                                              -------------
                                                  8,441,532

                                              -------------

TRADING COMPANIES & DISTRIBUTORS 0.3%
W.W. Grainger, Inc.                  20,144       1,950,543
                                              -------------






M-66    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES 0.4%
Sprint Nextel Corp. (a)             518,228   $   1,896,715
Telephone and Data Systems,
  Inc.                               24,046         815,640
                                              -------------
                                                  2,712,355
                                              -------------
Total Common Stocks
  (Cost $587,915,769)                           632,407,930
                                              -------------


EXCHANGE TRADED FUND 0.3% (C)
-----------------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                           19,653       2,190,130
                                              -------------
Total Exchange Traded Fund
  (Cost $2,166,043)                               2,190,130
                                              -------------

                                  PRINCIPAL
                                     AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.2%
-----------------------------------------------------------

REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 01/04/10
  Proceeds at Maturity
  $974,319 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.047%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $995,000 and a
  Market Value of $994,901)        $974,318   $     974,318
                                              -------------
Total Short-Term Investment
  (Cost $974,318)                                   974,318
                                              -------------
Total Investments
  (Cost $591,056,130) (d)             100.0%    635,572,378
Other Assets, Less
  Liabilities                           0.0++       137,043
                                      -----    ------------
Net Assets                            100.0%  $ 635,709,421
                                      =====    ============






++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Exchange Traded Fund--represents a basket
     of securities that is traded on an
     exchange.
(d)  At December 31, 2009, cost is
     $614,082,530 for federal income tax
     purposes and net unrealized appreciation
     is as follows:






Gross unrealized appreciation      $ 65,174,720
Gross unrealized depreciation       (43,684,872)
                                   ------------
Net unrealized appreciation        $ 21,489,848
                                   ============





The following is a summary of the fair valuations according to inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS



                                                      QUOTED
                                                   PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                 MARKETS FOR          OTHER      SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE     UNOBSERVABLE
                                                      ASSETS         INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)        (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks                                 $632,407,930       $     --              $--    $632,407,930
  Exchange Traded Fund                             2,190,130             --               --       2,190,130
  Short-Term Investment
     Repurchase Agreement                                 --        974,318               --         974,318
                                                ------------       --------         --------    ------------
Total Investments in Securities                 $634,598,060       $974,318         $     --    $635,572,378
                                                ============       ========         ========    ============








(a) For detailed industry descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-67

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $591,056,130)     $ 635,572,378
Receivables:
  Dividends and interest                   646,032
  Fund shares sold                         158,687
Other assets                                 1,115
                                     -------------
     Total assets                      636,378,212
                                     -------------
LIABILITIES:
Payables:
  Manager (See Note 3)                     294,592
  Fund shares redeemed                     268,833
  Professional fees                         36,235
  Shareholder communication                 32,873
  Custodian                                 16,619
  NYLIFE Distributors (See Note 3)          13,175
  Directors                                  1,843
Accrued expenses                             4,621
                                     -------------
     Total liabilities                     668,791
                                     -------------
Net assets                           $ 635,709,421
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     439,286
Additional paid-in capital             843,026,261
                                     -------------
                                       843,465,547
Accumulated undistributed net
  investment income                      9,852,615
Accumulated net realized loss on
  investments                         (262,124,989)
Net unrealized appreciation on
  investments                           44,516,248
                                     -------------
Net assets                           $ 635,709,421
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 573,296,261
                                     =============
Shares of capital stock outstanding     39,597,314
                                     =============
Net asset value per share
  outstanding                        $       14.48
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  62,413,160
                                     =============
Shares of capital stock outstanding      4,331,300
                                     =============
Net asset value per share
  outstanding                        $       14.41
                                     =============







M-68    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividends                          $  13,534,722
  Interest                                     296
                                     -------------
     Total income                       13,535,018
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,282,705
  Distribution and
     service--Service Class (See
     Note 3)                               133,096
  Professional fees                        105,302
  Shareholder communication                 95,572
  Custodian                                 36,500
  Directors                                 27,277
  Miscellaneous                             32,348
                                     -------------
     Total expenses                      3,712,800
                                     -------------
Net investment income                    9,822,218
                                     -------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized loss on investments      (116,878,806)
Net change in unrealized
  depreciation on investments          231,791,692
                                     -------------
Net realized and unrealized gain
  on investments                       114,912,886
                                     -------------
Net increase in net assets
  resulting from operations          $ 124,735,104
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-69

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009             2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   9,822,218   $   12,000,059
 Net realized loss on
  investments                  (116,878,806)    (135,730,552)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   231,791,692     (243,427,858)
                              ------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    124,735,104     (367,158,351)
                              ------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class               (11,018,098)     (11,991,028)
    Service Class                  (969,797)        (857,793)
                              ------------------------------
                                (11,987,895)     (12,848,821)
                              ------------------------------
 From net realized gain on investments:
    Initial Class                        --     (108,148,699)
    Service Class                        --       (9,443,368)
                              ------------------------------
                                         --     (117,592,067)
                              ------------------------------
 Total dividends and
  distributions to
  shareholders                  (11,987,895)    (130,440,888)
                              ------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         33,977,280      105,522,244
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              11,987,895      130,440,888
 Cost of shares redeemed       (159,594,680)    (117,969,547)
                              ------------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions              (113,629,505)     117,993,585
                              ------------------------------
    Net decrease in net
     assets                        (882,296)    (379,605,654)

NET ASSETS:
Beginning of year               636,591,717    1,016,197,371
                              ------------------------------
End of year                   $ 635,709,421   $  636,591,717
                              ==============================
Accumulated undistributed
 net investment income at
 end of year                  $   9,852,615   $   11,991,419
                              ==============================







M-70    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com  M-71

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------
                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year         $  12.06    $  23.60    $  24.51    $  21.62    $  20.52
                            --------    --------    --------    --------    --------
Net investment income           0.21 (a)    0.22        0.32 (a)    0.31 (a)    0.33 (a)
Net realized and
  unrealized gain (loss)
  on investments                2.48       (8.72)       1.01        3.26        1.25
                            --------    --------    --------    --------    --------
Total from investment
  operations                    2.69       (8.50)       1.33        3.57        1.58
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.27)      (0.30)      (0.32)      (0.14)      (0.22)
  From net realized gain
     on investments               --       (2.74)      (1.92)      (0.54)      (0.26)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.27)      (3.04)      (2.24)      (0.68)      (0.48)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  14.48    $  12.06    $  23.60    $  24.51    $  21.62
                            ========    ========    ========    ========    ========
Total investment return        22.40%     (36.39%)      5.14%      16.47%       7.70%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.66%       1.44%       1.26%       1.35%       1.58%
  Net expenses                  0.60%       0.56%       0.50%       0.52%       0.30%
  Expenses (before
     reimbursement)             0.60%       0.56%       0.50%       0.52%       0.50%
Portfolio turnover rate          100%        111%        105%         90%         83%
Net assets at end of year
  (in 000's)                $573,296    $585,158    $932,918    $950,660    $863,109






(a)  Per share data based on average shares outstanding during the period.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.






M-72    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                               SERVICE CLASS
      --------------------------------------------------------------
                          YEAR ENDED DECEMBER 31,
      --------------------------------------------------------------

             2009             2008       2007       2006       2005

            $ 12.00         $ 23.48    $ 24.41    $ 21.56    $ 20.49
            -------         -------    -------    -------    -------
               0.17 (a)        0.23       0.25 (a)   0.25 (a)   0.28 (a)
               2.47           (8.72)      1.02       3.24       1.23
            -------         -------    -------    -------    -------
               2.64           (8.49)      1.27       3.49       1.51
            -------         -------    -------    -------    -------

              (0.23)          (0.25)     (0.28)     (0.10)     (0.18)
                 --           (2.74)     (1.92)     (0.54)     (0.26)
            -------         -------    -------    -------    -------
              (0.23)          (2.99)     (2.20)     (0.64)     (0.44)
            -------         -------    -------    -------    -------
            $ 14.41         $ 12.00    $ 23.48    $ 24.41    $ 21.56
            =======         =======    =======    =======    =======
              22.08%         (36.55%)     4.88%     16.18%      7.39%(b)

               1.39%           1.18%      1.01%      1.11%      1.33%
               0.85%           0.81%      0.75%      0.77%      0.55%
               0.85%           0.81%      0.75%      0.77%      0.75%
                100%            111%       105%        90%        83%
            $62,413         $51,434    $83,279    $65,138    $47,311





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-73

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (2/13/06)
--------------------------------------------------------------------
After Portfolio operating expenses             22.28%        3.90%





                                            (After Portfolio operating expenses)

                                                           MORGAN STANLEY       BARCLAYS CAPITAL
                                         S&P 500(R)    CAPITAL INTERNATIONAL      U.S AGGREGATE
                        INITIAL CLASS       INDEX          EAFE(R) INDEX*          BOND INDEX
                        -------------    ----------    ---------------------    ----------------
2/13/2006                   10000           10000              10000                  10000
12/31/2006                  10820           11386              12152                  10457
12/31/2007                  11631           12012              13509                  11185
12/31/2008                   9489            7568               7649                  11771
12/31/2009                  11604            9570              10080                  12469






SERVICE CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (2/13/06)
--------------------------------------------------------------------
After Portfolio operating expenses             21.93%        3.64%





                                            (After Portfolio operating expenses)

                                                          MORGAN STANLEY       BARCLAYS CAPITAL
                                        S&P 500(R)    CAPITAL INTERNATIONAL      U.S AGGREGATE
                       SERVICE CLASS       INDEX          EAFE(R) INDEX*          BOND INDEX
                       -------------    ----------    ---------------------    ----------------
2/13/2006                  10000           10000              10000                  10000
12/31/2006                 10797           11386              12152                  10457
12/31/2007                 11577           12012              13509                  11185
12/31/2008                  9422            7568               7649                  11771
12/31/2009                 11488            9570              10080                  12469






 BENCHMARK PERFORMANCE                          ONE          SINCE
                                               YEAR        INCEPTION
S&P 500(R) Index(2)                            26.46%        -1.12%
Morgan Stanley Capital International
EAFE Index(2)                                  31.78          0.20
Barclays Capital U.S. Aggregate Bond
Index(2)                                        5.93          5.85
Average Lipper Variable Products Mixed-
  Asset Target Allocation Conservative
  Portfolio(3)                                 19.44          1.73





1. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. New York Life Investment Management LLC may recoup the amount of certain management fee waivers or expense reimbursements from the Portfolio pursuant to the agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on August 1, 2010.



2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.


3. The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the reminder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance.




M-74    MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,133.80        $0.27          $1,025.00         $0.26
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,132.00        $1.61          $1,023.70         $1.53
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.



                                                 mainstayinvestments.com    M-75

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2009 (UNAUDITED)


(PORTFOLIO COMPOSITION PIE CHART)

CURRENT INCOME                                   53.5
--------------                                   ----
Growth of Capital                               26.60
Total Return                                    16.50
Capital Appreciation                             3.40
Other Assets, Less Liabilities                  (0.00)






See Portfolio of Investments on page M-80 for specific holdings within these categories.



++ Less than one-tenth of a percent.




M-76    MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.



HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Conservative Allocation Portfolio returned 22.28% for Initial Class shares and 21.93% for Service Class shares. Both share classes outperformed the 19.44% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Conservative Portfolio and underperformed the 26.46% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?



Since high-grade fixed-income securities substantially underperformed equities in 2009 (and the Portfolio's benchmark contains only stocks), the required allocation to investment-grade bonds detracted from performance relative to the S&P 500(R) Index. Even so, the Portfolio's performance relative to the S&P 500(R) Index and its Lipper peers was strengthened by holdings of below-investment-grade debt, exposure to non-large-cap stocks and strong security selection within a few of the Portfolio's Underlying Portfolios/Funds.



DURING 2009, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?



In managing the Portfolio, we consider a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that we believe have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During 2009, these techniques proved relatively successful. It's difficult to credit any one factor as having a disproportionate effect on the Portfolio's performance. In response to atypically wide credit spreads,(2) however, we increased the Portfolio's allocation to Underlying Portfolios/Funds with investments in high-yield bonds, and this strategy stands out to some degree.



WERE THERE ANY CHANGES IN THE PORTFOLIO'S ALLOCATIONS AMONG UNDERLYING PORTFOLIOS/FUNDS DURING 2009?



During 2009, the Portfolio made five primary allocation changes. First, assets were shifted away from MainStay VP Bond Portfolio into MainStay VP Floating Rate Portfolio, MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund last winter. All three of these targeted Underlying Portfolios/Funds invest in lower-quality debt instruments. This strategy had a positive impact on performance as credit spreads contracted, and the move was partially unwound in November 2009.



Second, we lowered the Portfolio's average equity market capitalization during the year through purchases of MainStay VP Mid Cap Core Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay Epoch U.S. All Cap Fund. So far, the impact of this strategy has been muted because performance among lower-cap stocks was not substantially different from the performance of large-cap stocks in the latter months of 2009, when the strategy was implemented.



Third, we reduced the Portfolio's bias toward growth equities through sales of MainStay VP Growth Equity Portfolio, MainStay VP Large Cap Growth Portfolio, and MainStay 130/30 Growth Fund. This may have reduced excess returns by a small amount as growth stocks generally outperformed value stocks in the final months of the year.



Fourth, we reduced the Portfolio's position in MainStay VP Common Stock Portfolio, with the proceeds directed primarily to MainStay 130/30 Core Fund. This move also has had relatively little impact on the Portfolio's performance because both Under-lying Portfolios/Funds generated a similar level of return after the trade.




1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.



THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                 mainstayinvestments.com    M-77

Fifth, in an effort to further diversify the Portfolio across management styles, we moved assets from MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio and redirected them in part into MainStay MAP Fund. Through the end of 2009, this move did not have a substantial impact on performance.



WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS
HAD THE STRONGEST TOTAL RETURNS AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE WEAKEST TOTAL RETURNS?



In 2009, MainStay VP U.S. Small Cap Portfolio posted the highest total return of any of the Underlying Equity Portfolios/Funds in which the Portfolio invested. MainStay VP Large Cap Growth Portfolio had the second-highest total return. Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, MainStay VP International Equity Portfolio and MainStay 130/30 Core Fund posted the lowest total returns.



WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S OVERALL PERFORMANCE AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS WERE PARTICULARLY WEAK?



Substantial positions in MainStay VP Large Cap Growth Portfolio and MainStay VP Common Stock Portfolio had the greatest positive impact on the Portfolio's performance. No Underlying Equity Portfolios/Funds in which the Portfolio invested generated negative returns. However, weak performance within MainStay VP Common Stock Portfolio and MainStay 130/30 Core Fund meant that the allocations made to these Portfolios/Funds resulted in disappointingly small contributions to return.



WHAT KEY FACTORS AFFECTED THE BOND MARKETS DURING 2009?



Conditions were highly favorable for fixed-income investing during 2009. Interest rates on Treasury notes and bonds were generally stable as the Federal Open Market Committee maintained the targeted federal funds rate in a range between 0% and 0.25% and the Federal Reserve purchased bonds directly to bring down longer-dated borrowing costs. Indications that the economy may have been in recovery brought relief to credit markets in 2009, and spreads narrowed dramatically. Bank loans also performed quite well as liquidity issues within that market improved.



HOW DID YOU MANAGE THE PORTFOLIO'S UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS IN THIS ENVIRONMENT?



After observing the historic widening of credit spreads in 2008, we anticipated an eventual recovery and implemented a bias toward lower-quality credit instruments. We maintained this bias throughout much of the reporting period. It was a strategy that paid off handsomely as high-yield bonds outper-formed investment-grade debt by a wide margin. Spreads neared their historical averages and default risks remained high, so we unwound the bias near the end of the reporting period.



IN 2009, WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS WERE THE STRONGEST PERFORMERS AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS WERE PARTICULARLY WEAK?



The best-performing Underlying Fixed Income Portfolios/Funds in which the Portfolio invested were MainStay 130/30 High Yield Fund and MainStay VP High Yield Corporate Bond Portfolio, both of which invest in lower-quality debt instruments. Among the Portfolio's worst-performing Underlying Fixed Income Portfolios/Funds were MainStay Intermediate Term Bond Fund and MainStay VP Bond Portfolio. Both, however, posted meaningfully positive performance.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



M-78    MainStay VP Conservative Allocation Portfolio

MainStay VP Conservative Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.



The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.



The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.



The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the investment risks of the Underlying Portfolios/Funds, including the following:



- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.



- High-yield securities carry higher risks, and some of the investments of Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.



- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.



- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.



- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.



- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.





- Short sales involve costs and risk. If a security sold short increases in price, an Underlying Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.



- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. Investments in this Underlying Portfolio may involve the risk of default on principal and interest. Investments in the Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.





- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE UNDERLYING MONEY MARKET PORTFOLIOS/FUNDS IN WHICH THE PORTFOLIO MAY INVEST SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE THAT THE PORTFOLIO MAY LOSE MONEY ON INVESTMENTS IN THESE UNDERLYING MONEY MARKET PORTFOLIOS/FUNDS.



Before making an investment in the Portfolio, you should consider all the risks associated with it.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



Information about MainStay VP Conservative Allocation Portfolio on this page and the preceding pages has not been audited.





                                                 mainstayinvestments.com    M-79

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+

-------------------------------------------------------------

EQUITY FUNDS 40.0%
MainStay 130/30 Core Fund
  Class I (a)                       2,524,894   $  17,295,527
MainStay 130/30 Growth Fund
  Class I (a)(b)                      320,856       2,560,431
MainStay 130/30 International
  Fund Class I                        778,174       4,925,842
MainStay Epoch Global Choice
  Fund Class I                         54,642         753,509
MainStay Epoch U.S. All Cap
  Fund Class I                         49,107         995,888
MainStay ICAP Equity Fund
  Class I                             392,138      12,411,165
MainStay ICAP International
  Fund Class I                        172,997       4,918,317
MainStay MAP Fund Class I             321,180       8,957,722
MainStay VP Common Stock
  Portfolio Initial Class             797,612      11,547,957
MainStay VP Growth Equity
  Portfolio Initial Class              25,941         571,842
MainStay VP ICAP Select Equity
  Portfolio Initial Class           1,162,034      12,438,627
MainStay VP International
  Equity Portfolio Initial
  Class                               359,570       4,540,116
MainStay VP Large Cap Growth
  Portfolio Initial Class
  (a)(b)                            1,470,413      18,933,229
MainStay VP Mid Cap Core
  Portfolio Initial Class           1,777,188      17,117,768
MainStay VP U.S. Small Cap
  Portfolio Initial Class (b)         185,108       1,379,269
                                                -------------
                                                  119,347,209
                                                -------------

FIXED INCOME FUNDS 60.0%
MainStay 130/30 High Yield
  Fund Class I (a)                  1,172,993      13,102,337
MainStay Intermediate Term
  Bond Fund Class I                 1,884,003      19,292,193
MainStay VP Bond Portfolio
  Initial Class (a)                 7,709,994     109,259,993
MainStay VP Floating Rate
  Portfolio
  Initial Class (a)                 3,133,466      27,955,898
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                     1,031,715       9,318,530
                                                -------------
                                                  178,928,951
                                                -------------
Total Investments
  (Cost $284,468,457) (c)               100.0%    298,276,160
Other Assets, Less Liabilities           (0.0)++     (142,223)
                                        -----    ------------
Net Assets                              100.0%  $ 298,133,937
                                        =====    ============






+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds share class.
(b)  Non-income producing Underlying
     Portfolio/ Fund.
(c)  At December 31, 2009, cost is
     $288,735,453 for federal income tax
     purposes and net unrealized appreciation
     is as follows:





Gross unrealized appreciation       $14,525,632
Gross unrealized depreciation        (4,984,925)
                                    -----------
Net unrealized appreciation         $ 9,540,707
                                    ===========







The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS



                                                      QUOTED
                                                      PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Affiliated Investment Companies
  Equity Funds                                  $119,347,209           $--             $--    $119,347,209
  Fixed Income Funds                             178,928,951            --              --     178,928,951
                                                ------------      --------        --------    ------------
Total Investments in Securities                 $298,276,160      $     --        $     --    $298,276,160
                                                ============      ========        ========    ============






(a) For detailed descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




M-80    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009






ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $284,468,457)                 $298,276,160
Cash                                      398,005
Receivables:
  Fund shares sold                         98,342
Other assets                                  414
                                     ------------
     Total assets                     298,772,921
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         398,005
  Fund shares redeemed                    138,764
  NYLIFE Distributors (See Note 3)         61,095
  Professional fees                        21,593
  Shareholder communication                13,862
  Custodian                                 3,373
  Directors                                   798
Accrued expenses                            1,494
                                     ------------
     Total liabilities                    638,984
                                     ------------
Net assets                           $298,133,937
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    288,579
Additional paid-in capital            305,184,419
                                     ------------
                                      305,472,998
Accumulated undistributed net
  investment income                     8,805,460
Accumulated net realized loss on
  investments                         (29,952,224)
Net unrealized appreciation on
  investments                          13,807,703
                                     ------------
Net assets                           $298,133,937
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  6,826,743
                                     ============
Shares of capital stock outstanding       658,035
                                     ============
Net asset value per share
  outstanding                        $      10.37
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $291,307,194
                                     ============
Shares of capital stock outstanding    28,199,840
                                     ============
Net asset value per share
  outstanding                        $      10.33
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-81

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009






INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $  9,053,436
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   600,069
  Professional fees                        54,150
  Shareholder communication                46,821
  Directors                                10,623
  Custodian                                 4,891
  Miscellaneous                            11,526
                                     ------------
     Total expenses                       728,080
                                     ------------
Net investment income                   8,325,356
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                     (21,840,493)
Capital gain distributions from
  affiliated investment companies         497,671
                                     ------------
Net realized loss on investments
  from affiliated investment
  companies                           (21,342,822)
                                     ------------
Net change in unrealized
  depreciation on investments          62,163,269
                                     ------------
Net realized and unrealized gain on
  investments and investments          40,820,447
                                     ------------
Net increase in net assets
  resulting from operations          $ 49,145,803
                                     ============







M-82    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS




FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  8,325,356   $  6,364,938
 Net realized loss on
  investments from affiliated
  investment company
  transactions                  (21,342,822)    (1,908,639)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 62,163,269    (49,521,242)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     49,145,803    (45,064,943)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                  (165,727)        (5,382)
    Service Class                (7,517,855)        (9,969)
                               ---------------------------
                                 (7,683,582)       (15,351)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                   (93,468)       (31,727)
    Service Class                (4,538,183)    (1,768,904)
                               ---------------------------
                                 (4,631,651)    (1,800,631)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (12,315,233)    (1,815,982)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         73,304,368    114,938,936
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              12,315,233      1,815,982
 Cost of shares redeemed        (37,743,281)   (39,773,030)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          47,876,320     76,981,888
                               ---------------------------
    Net increase in net
     assets                      84,706,890     30,100,963

NET ASSETS:
Beginning of year               213,427,047    183,326,084
                               ---------------------------
End of year                    $298,133,937   $213,427,047
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $  8,805,460   $  7,683,563
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-83

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                       INITIAL CLASS
                                 ---------------------------------------------------------
                                                                              FEBRUARY 13,
                                                                                 2006**
                                                                                 THROUGH
                                          YEAR ENDED DECEMBER 31,             DECEMBER 31,

                                 ---------------------------------------------------------
                                  2009       2008                    2007         2006
Net asset value at beginning of
  period                         $ 8.89    $ 11.01                  $10.68       $10.00
                                 ------    -------                  ------       ------
Net investment income              0.34 (a)   0.32 (a)                0.30         0.19 (a)
Net realized and unrealized
  gain (loss) on investments       1.63      (2.35)                   0.50         0.63
                                 ------    -------                  ------       ------
Total from investment
  operations                       1.97      (2.03)                   0.80         0.82
                                 ------    -------                  ------       ------
Less dividends and
  distributions:
  From net investment income      (0.31)     (0.01)                  (0.30)       (0.11)
  From net realized gain on
     investments                  (0.18)     (0.08)                  (0.17)       (0.03)
                                 ------    -------                  ------       ------
Total dividends and
  distributions                   (0.49)     (0.09)                  (0.47)       (0.14)
                                 ------    -------                  ------       ------
Net asset value at end of
  period                         $10.37    $  8.89                  $11.01       $10.68
                                 ======    =======                  ======       ======
Total investment return           22.28%    (18.41%)                  7.49%        8.20%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income            3.54%      3.16%                   3.28%        2.04%++
  Net expenses (c)                 0.05%      0.06%                   0.09%        0.25%++
  Expenses (before
     reimbursement/recoupment)
     (c)                           0.05%      0.06%                   0.08%        0.28%++
Portfolio turnover rate              38%        44%                     11%          23%
Net assets at end of period (in
  000's)                         $6,827    $ 3,984                  $2,644       $1,480






**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.






M-84    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                        SERVICE CLASS
      ------------------------------------------------
                                          FEBRUARY 13,
                                             2006**
                                             THROUGH
           YEAR ENDED DECEMBER 31,        DECEMBER 31,
      ------------------------------------------------

        2009        2008        2007          2006
      $   8.86    $  10.99    $  10.67       $ 10.00
      --------    --------    --------       -------
          0.33 (a)    0.30 (a)    0.26          0.18 (a)
          1.61       (2.35)       0.51          0.62
      --------    --------    --------       -------
          1.94       (2.05)       0.77          0.80
      --------    --------    --------       -------

         (0.29)      (0.00)++    (0.28)        (0.10)
         (0.18)      (0.08)      (0.17)        (0.03)
      --------    --------    --------       -------
         (0.47)      (0.08)      (0.45)        (0.13)
      --------    --------    --------       -------
      $  10.33    $   8.86    $  10.99       $ 10.67
      ========    ========    ========       =======
         21.93%     (18.62%)      7.23%         7.97% (b)

          3.39%       2.95%       3.48%         1.96% ++
          0.30%       0.31%       0.34%         0.50% ++
          0.30%       0.31%       0.33%         0.53% ++
            38%         44%         11%           23%
      $291,307    $209,443    $180,682       $64,642





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-85

MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             46.08%        5.31%         3.70%





                                            (After Portfolio operating expenses)

                                                       MERRILL LYNCH
                                                          ALL US
                                                  CONVERTIBLE SECURITIES
                                 INITIAL CLASS             INDEX
                                 -------------    ----------------------
12/31/99                             10000                 10000
                                      9498                  9000
                                      9292                  8600
                                      8557                  7862
                                     10459                  9997
                                     11098                 10957
                                     11829                 11068
                                     13064                 12489
                                     15005                 13055
                                      9841                  8391
12/31/09                             14375                 12513






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             45.71%        5.05%         3.44%





                                            (After Portfolio operating expenses)

                                                       MERRILL LYNCH
                                                          ALL US
                                                  CONVERTIBLE SECURITIES
                                 SERVICE CLASS             INDEX
                                 -------------    ----------------------
12/31/99                             10000                 10000
                                      9477                  9000
                                      9248                  8600
                                      8496                  7862
                                     10360                  9997
                                     10966                 10957
                                     11658                 11068
                                     12843                 12489
                                     14715                 13055
                                      9626                  8391
12/31/09                             14027                 12513






 BENCHMARK PERFORMANCE                        ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
Bank of America Merrill Lynch All US
Convertible Index(3)                         49.13%        2.69%         2.27%
Average Lipper Convertible Securities
Fund(4)                                      41.09         2.53          3.33





1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.29% and 3.69% for Initial Class shares and 5.04% and 3.44% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Convertible Securities Fund is representative of portfolios that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance.




M-86    MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,237.20        $3.44          $1,022.10         $3.11
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,235.70        $4.90          $1,020.80         $4.43
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.61% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                 mainstayinvestments.com    M-87

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


(COMPOSITION PIE CHART)

CONVERTIBLE BONDS                                77.8
-----------------                                ----
Convertible Preferred Stocks                    10.60
Common Stocks                                   10.30
Short-Term Investment                            0.80
Other Assets, Less Liabilities                   0.50






See Portfolio of Investments beginning on page M-91 for specific holdings within these categories.



TOP TEN HOLDINGS OR ISSUERS HELD AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  Schlumberger, Ltd., Series B, 2.125%,
        due 6/1/23
    2.  Core Laboratories, L.P., 0.25%, due
        10/31/11
    3.  Teva Pharmaceutical Finance Co. B.V.,
        Series D, 1.75%, due 2/1/26
    4.  Covanta Holding Corp., 1.00%, due 2/1/27
    5.  Merck & Co., Inc.
    6.  Medtronic, Inc., 1.625%, due 4/15/13
    7.  Transocean, Inc., Series C, 1.50%, due
        12/15/37
    8.  Bank of America Corp., Series L, 7.25%
    9.  Intel Corp., 3.25%, due 8/1/39
   10.  Chesapeake Energy Corp., 2.50%, due
        5/15/37








M-88    MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY EDWARD SILVERSTEIN, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.





HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Convertible Portfolio returned 46.08% for Initial Class shares and 45.71% for Service Class shares. Both share classes outperformed the 41.09% return of the average Lipper(1) Convertible Securities Fund but underperformed the 49.13% return of the Bank of America Merrill Lynch All US Convertible Index(1) for the 12 months ended December 31, 2009. The Bank of America Merrill Lynch All US Convertible Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?



The most significant factor influencing the Portfolio's performance relative to the Bank of America Merrill Lynch All US Convertible Index in 2009 was the dramatic advance of speculative-grade bonds, which make up nearly 60% of the Index. After experienc-ing dramatic declines in 2008 as investors fled risk, speculative-grade bonds increased 82.25% in 2009, compared to a 25.50% rise for investment-grade convertibles. The Portfolio's underperformance of the Bank of America Merrill Lynch All US Convert-ible Index was largely due to a lower weighting in speculative-grade securities than the Index. Most of the Portfolio's peers were also underweight in speculative-grade bonds. The performance of underlying stocks of companies with convertible bonds outstanding also helped strengthen the performance of convertible securities in 2009.



DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?



The Portfolio's strongest-contributing sectors in terms of absolute performance were wireless communi-cations, energy and industrials. In wireless communications, the Portfolio benefited from two cell-phone tower leasing companies, SBA Communications and Crown Castle International, whose convertible bonds rose sharply when investors recognized that the sell-off in 2008 was unwarranted given the companies' fundamental business and healthy cash flow. In energy, the convertible bonds of oil services companies Schlumberger and Transocean performed well, as crude oil prices recovered from a low of $30 per barrel to more than $60. Among industrials, the convertible bonds of cable company General Cable and distributor and wholesaler Wesco performed well as investor fears about an economic collapse subsided and credit spreads for these bonds narrowed considerably.



The Portfolio's weakest sector contributions came from airlines, retail and health care. The Portfolio's convertible bond position in UAL, more commonly know as United Airlines, performed poorly as rising fuel prices and slumping demand for airline travel weighed on the company's common stock and convertible bonds. The Portfolio's position in Spartan Stores performed poorly as consumers spent less to pay off accumulated debt. The Portfolio's health care holdings generally underperformed the market, as investors shunned defensive sectors and sought securities more likely to benefit from an economic recovery.



DURING THE REPORTING PERIOD, WHICH HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE PARTICULARLY WEAK?



The Portfolio's strongest absolute performer was a position in the convertible preferred shares of pharmaceutical company Schering-Plough. The shares advanced when Merck & Co. offered to purchase Schering-Plough at a premium. The purchase was completed, and the Portfolio ended up receiving shares of Merck in the transaction. Chesapeake



Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings and thus may be more vulnerable to changes in the economy. If an issuer stops making interest payments and/or principal payments on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment. The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                 mainstayinvestments.com    M-89

Energy's convertible bonds also rose as the price of natural gas rebounded from multiyear lows and investors became more comfortable with the com-pany's liquidity position. The convertible bonds of Transocean rose in 2009, as the price of oil recov-ered partially from its steep sell-off at the end of 2008. With the price of oil well over $50 per barrel, investors appeared to reason that exploration activity was unlikely to decline as severely as earlier predictions had suggested.



The Portfolio's weakest contributors to absolute performance included Comtech Telecommunications, whose common stock and convertible bonds fell sharply when the company announced that first-quarter earnings would fall short of analysts' expectations. The Portfolio's position in pharmaceutical giant Johnson & Johnson also declined as investors moved away from defensive sectors and securities. Biotechnology holding Amgen succumbed to the same fate as Johnson & Johnson when investors ignored more-defensive health care holdings as riskier asset classes gained favor. Amgen also came under some pressure during the year because of safety concerns for some drugs in its core anemia franchise.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?



In the first half of 2009, we initiated a sizeable position in the convertible bonds of Core Laboratories, an energy services company whose main business is analyzing oil and gas reservoirs to assess their economic viability and determine the best extraction methods. We believed that the bonds offered significant upside potential and downside protection. During the first half of the year, we also purchased convertible bonds of Lions Gate Entertainment to take advantage of the bonds' very high yield to maturity. We believed that the company's significant asset value would offer a measure of downside support.



Significant sales during 2009 included Sotheby's and Comtech Telecommunications. We sold the Portfolio's position in the convertible bonds of Sotheby's after the bonds and underlying common shares appreciated significantly and we no longer believed that they offered a compelling yield to maturity. The Comtech Telecommunications sale followed the announcement that the company would not meet earnings estimates.



WERE THERE ANY CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING 2009?



Relative to the Bank of America Merrill Lynch All US Convertible Index, the Portfolio made slight additions to its positions in energy and basic materials. Energy has been an overweight position relative to the benchmark throughout the year, while our additions to basic materials took the Portfolio's position in the sector from a slight underweight to a slight overweight by year-end.



HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2009?



As of December 31, 2009, the Portfolio was overweight relative to the Bank of America Merrill Lynch All US Convertible Index in energy, slightly underweight in health care and underweight in financials and utilities.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.




Information about MainStay VP Convertible Portfolio on this page and the preceding pages has not been audited.



M-90    MainStay VP Convertible Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009




                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE SECURITIES 88.4%+
CONVERTIBLE BONDS 77.8%
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.6%
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)              $ 4,360,000   $   4,599,800
  3.00%, due 8/1/35                      943,000         994,865
Triumph Group, Inc.
  2.625%, due 10/1/26                  4,603,000       5,034,531
                                                   -------------
                                                      10,629,196
                                                   -------------

AIRLINES 1.4%
UAL Corp.
  4.50%, due 6/30/21                   6,345,000       5,631,188
                                                   -------------


AUTO MANUFACTURERS 1.0%
Ford Motor Co.
  4.25%, due 11/15/16                  3,382,000       4,257,093
                                                   -------------


AUTO PARTS & EQUIPMENT 1.0%
BorgWarner, Inc.
  3.50%, due 4/15/12                   3,243,000       4,106,449
                                                   -------------


BIOTECHNOLOGY 4.0%
Amgen, Inc.
  0.125%, due 2/1/11 (a)               2,992,000       2,969,560
  0.125%, due 2/1/11                   1,231,000       1,221,767
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                    4,446,000       5,212,935
Incyte Corp., Ltd.
  4.75%, due 10/1/15 (a)               5,209,000       6,823,790
                                                   -------------
                                                      16,228,052
                                                   -------------

COAL 2.7%
Patriot Coal Corp.
  3.25%, due 5/31/13 (a)               3,072,000       2,480,640
Peabody Energy Corp.
  4.75%, due 12/15/66                  8,441,000       8,567,615
                                                   -------------
                                                      11,048,255
                                                   -------------

COMMERCIAL SERVICES 2.6%
Alliance Data Systems Corp.
  1.75%, due 8/1/13                    6,646,000       6,803,842
PHH Corp.
  4.00%, due 9/1/14 (a)                3,396,000       3,217,710
United Rentals, Inc.
  4.00%, due 11/15/15                    721,000         800,310
                                                   -------------
                                                      10,821,862
                                                   -------------

COMPUTERS 1.9%
EMC Corp.
  1.75%, due 12/1/11                   6,512,000       7,944,640
                                                   -------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.7%
General Cable Corp.
  0.875%, due 11/15/13                 3,328,000       2,920,320
                                                   -------------


ELECTRONICS 3.8%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                    5,630,000       7,501,975
Merix Corp.
  4.00%, due 5/15/13                   3,644,000       3,671,330
TTM Technologies, Inc.
  3.25%, due 5/15/15                   4,232,000       4,242,580
                                                   -------------
                                                      15,415,885
                                                   -------------

ENERGY--ALTERNATE SOURCES 2.8%
 v  Covanta Holding Corp.
  1.00%, due 2/1/27                   11,425,000      10,725,218
Energy Conversion Devices,
  Inc.
  3.00%, due 6/15/13                   1,089,000         701,044
                                                   -------------
                                                      11,426,262
                                                   -------------

ENTERTAINMENT 1.4%
Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24                 1,805,000       1,737,313
  3.625%, due 3/15/25                  4,128,000       3,931,920
                                                   -------------
                                                       5,669,233
                                                   -------------

ENVIRONMENTAL CONTROLS 0.8%
Waste Connections, Inc.
  3.75%, due 4/1/26                    2,832,000       3,058,560
                                                   -------------


FOOD 2.0%
Great Atlantic & Pacific Tea
  Co.
  6.75%, due 12/15/12                  4,950,000       4,523,062
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)              4,469,000       3,541,683
  3.375%, due 5/15/27                    254,000         201,295
                                                   -------------
                                                       8,266,040
                                                   -------------

HEALTH CARE--PRODUCTS 4.7%
China Medical Technologies,
  Inc.
  4.00%, due 8/15/13                   9,395,000       6,001,056
Conmed Corp.
  2.50%, due 11/15/24                  2,554,000       2,416,722



 +  Percentages indicated are based on Portfolio net assets.

 V Among the Portfolio's 10 largest holdings or issuers held, as of December 31, 2009, excluding short-term investment.  May be subject to change daily.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-91

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
HEALTH CARE--PRODUCTS (CONTINUED)
 v  Medtronic, Inc.
  1.625%, due 4/15/13 (a)            $ 1,260,000   $   1,321,425
  1.625%, due 4/15/13                  8,833,000       9,263,609
                                                   -------------
                                                      19,002,812
                                                   -------------

HOME BUILDERS 0.6%
D.R. Horton, Inc.
  2.00%, due 5/15/14                   2,234,000       2,485,325
                                                   -------------


INTERNET 1.0%
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                         2,335,418             234
VeriSign, Inc.
  3.25%, due 8/15/37                   4,525,000       4,044,219
                                                   -------------
                                                       4,044,453
                                                   -------------

IRON & STEEL 4.6%
Allegheny Technologies, Inc.
  4.25%, due 6/1/14                    4,263,000       5,856,296
ArcelorMittal
  5.00%, due 5/15/14                   2,670,000       4,435,537
Steel Dynamics, Inc.
  5.125%, due 6/15/14                  3,046,000       3,872,228
United States Steel Corp.
  4.00%, due 5/15/14                   2,449,000       4,601,059
                                                   -------------
                                                      18,765,120
                                                   -------------

MEDIA 0.8%
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)               4,380,000       3,361,650
                                                   -------------


MINING 1.3%
Alcoa, Inc.
  5.25%, due 3/15/14                   1,259,000       3,271,826
Sterlite Industries India,
  Ltd.
  4.00%, due 10/30/14                  1,800,000       1,899,000
                                                   -------------
                                                       5,170,826
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.4%
Ingersoll-Rand Co.
  4.50%, due 4/15/12                     746,000       1,534,895
                                                   -------------


OIL & GAS 5.6%
 v  Chesapeake Energy Corp.
  2.50%, due 5/15/37                  10,205,000       9,184,500
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                    3,719,000       3,695,756
 v  Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 10,509,000      10,167,458
                                                   -------------
                                                      23,047,714
                                                   -------------

OIL & GAS SERVICES 8.6%
Cameron International Corp.
  2.50%, due 6/15/26                   5,793,000       7,827,791
 v  Core Laboratories, L.P.
  0.25%, due 10/31/11                  9,821,000      12,644,538
 v  Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                   9,077,000      14,863,587
                                                   -------------
                                                      35,335,916
                                                   -------------

PHARMACEUTICALS 6.7%
BioMarin Pharmaceutical, Inc.
  1.875%, due 4/23/17                  5,767,000       6,192,316
Cephalon, Inc.
  2.50%, due 5/1/14                    3,169,000       3,553,241
Isis Pharmaceuticals, Inc.
  2.625%, due 2/15/27                  5,014,000       5,114,280
 v  Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26                   10,117,000      12,519,788
                                                   -------------
                                                      27,379,625
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 1.5%
Host Hotels & Resorts, L.P.
  2.50%, due 10/15/29 (a)              3,722,000       3,996,498
Macerich Co. (The)
  3.25%, due 3/15/12 (a)               2,456,000       2,308,640
                                                   -------------
                                                       6,305,138
                                                   -------------

SEMICONDUCTORS 6.4%
Advanced Micro Devices, Inc.
  6.00%, due 5/1/15                    2,610,000       2,362,050
 v  Intel Corp.
  3.25%, due 8/1/39 (a)                8,176,000       9,433,060
Microchip Technology, Inc.
  2.125%, due 12/15/37                 2,484,000       2,530,575
Micron Technology, Inc.
  4.25%, due 10/15/13                  1,088,000       2,392,240
ON Semiconductor Corp.
  2.625%, due 12/15/26                 4,618,000       5,154,842
Teradyne, Inc.
  4.50%, due 3/15/14                     918,000       1,941,570
Verigy, Ltd.
  5.25%, due 7/15/14 (a)               1,889,000       2,304,580
                                                   -------------
                                                      26,118,917
                                                   -------------





M-92    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
SOFTWARE 1.6%
Sybase, Inc.
  3.50%, due 8/15/29 (a)             $ 3,355,000   $   3,992,450
SYNNEX Corp.
  4.00%, due 5/15/18 (a)               2,147,000       2,675,699
                                                   -------------
                                                       6,668,149
                                                   -------------

TELECOMMUNICATIONS 5.0%
Anixter International, Inc.
  1.00%, due 2/15/13                   2,946,000       2,850,255
CommScope, Inc.
  3.25%, due 7/1/15                    4,673,000       5,555,029
SBA Communications Corp.
  1.875%, due 5/1/13                   5,610,000       5,785,312
Virgin Media, Inc.
  6.50%, due 11/15/16 (a)              5,205,000       6,193,950
                                                   -------------
                                                      20,384,546
                                                   -------------

TRANSPORTATION 0.3%
DryShips, Inc.
  5.00%, due 12/1/14                   1,151,000       1,179,775
                                                   -------------
Total Convertible Bonds
  (Cost $290,723,971)                                318,207,896
                                                   -------------





                                          SHARES

CONVERTIBLE PREFERRED STOCKS 10.6%
----------------------------------------------------------------

BANKS 3.6%
 v  Bank of America Corp.
  7.25% Series L                          11,050       9,712,950
Wells Fargo & Co.
  7.50% Series L                           5,600       5,140,800
                                                   -------------
                                                      14,853,750
                                                   -------------

CHEMICALS 1.3%
Celanese Corp.
  4.25%                                  128,444       5,243,084
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 1.5%
Affiliated Managers Group,
  Inc.
  5.10%                                   91,000       3,599,050
Citigroup, Inc.
  7.50%                                   24,000       2,504,160
                                                   -------------
                                                       6,103,210
                                                   -------------

LEISURE TIME 0.4%
Callaway Golf Co.
  7.50% (a)                               12,900       1,589,925
                                                   -------------


MINING 2.2%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                   28,345       3,265,344
Vale Capital II
  6.75%                                   26,300       2,202,625
Vale Capital, Ltd.
  5.50%                                   66,400       3,582,280
                                                   -------------
                                                       9,050,249
                                                   -------------

OIL & GAS 0.4%
Whiting Petroleum Corp.
  6.25%                                   10,100       1,814,566
                                                   -------------


TELECOMMUNICATIONS 1.2%
Crown Castle International
  Corp.
  6.25%                                   78,900       4,694,550
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $43,378,724)                                  43,349,334
                                                   -------------
Total Convertible Securities
  (Cost $334,102,695)                                361,557,230
                                                   -------------



COMMON STOCKS 10.3%
----------------------------------------------------------------

APPAREL 0.7%
Iconix Brand Group, Inc. (f)             240,600       3,043,590
                                                   -------------


COSMETICS & PERSONAL CARE 0.7%
Procter & Gamble Co. (The)                48,300       2,928,429
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
Morgan Stanley                            22,700         671,920
                                                   -------------


ENGINEERING & CONSTRUCTION 0.4%
McDermott International, Inc.
  (f)                                     65,000       1,560,650
                                                   -------------


HEALTH CARE--PRODUCTS 0.5%
Boston Scientific Corp. (f)              214,700       1,932,300
                                                   -------------


OIL & GAS 0.8%
Forest Oil Corp. (f)                      26,200         582,950
Frontier Oil Corp.                        54,300         653,772
Transocean, Ltd. (f)                      24,000       1,987,200
                                                   -------------
                                                       3,223,922
                                                   -------------

OIL & GAS SERVICES 1.9%
Baker Hughes, Inc.                        39,700       1,607,056
Gulf Island Fabrication, Inc.             13,100         275,493



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-93


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL & GAS SERVICES (CONTINUED)
Halliburton Co.                          143,492   $   4,317,674
ION Geophysical Corp. (f)                269,900       1,597,808
                                                   -------------
                                                       7,798,031
                                                   -------------

PHARMACEUTICALS 2.6%
 v  Merck & Co., Inc.                    291,853      10,664,309
                                                   -------------


RETAIL 0.8%
Costco Wholesale Corp.                    57,692       3,413,636
                                                   -------------


SOFTWARE 1.1%
Microsoft Corp.                          146,100       4,454,589
                                                   -------------


TRANSPORTATION 0.6%
Tidewater, Inc.                           49,600       2,378,320
                                                   -------------
Total Common Stocks
  (Cost $47,408,864)                                  42,069,696
                                                   -------------



                                       PRINCIPAL
                                          AMOUNT

SHORT-TERM INVESTMENT 0.8%
----------------------------------------------------------------

REPURCHASE AGREEMENT 0.8%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $3,322,546 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/18/10, with a Principal
  Amount of $3,390,000 and a
  Market Value of $3,390,000)        $ 3,322,544       3,322,544
                                                   -------------
Total Short-Term Investment
  (Cost $3,322,544)                                    3,322,544
                                                   -------------
Total Investments
  (Cost $384,834,103) (g)                   99.5%    406,949,470
Other Assets, Less
  Liabilities                                0.5       1,879,812
                                           -----    ------------
Net Assets                                 100.0%  $ 408,829,282
                                           =====    ============








(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Illiquid security--The total market value of this security at December 31, 2009 is $234, which represents less than one-tenth of a percent of the Portfolio's net assets.
(c)  Issue in default.
(d)  Restricted security.
(e)  Fair valued security--The total market
     value of this security at December 31,
     2009 is $234, which represents less than one-tenth of a percent of the Portfolio's net assets.
(f)  Non-income producing security.
(g)  At December 31, 2009, cost is
     $384,575,607 for federal income tax
     purposes and net unrealized appreciation is as follows:





     Gross unrealized appreciation   $ 48,186,527
     Gross unrealized depreciation    (25,812,664)
                                     ------------
     Net unrealized appreciation     $ 22,373,863
                                     ============







M-94    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS



                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Convertible Securities
  Convertible Bonds (b)                         $        --   $318,207,662            $234    $318,207,896
  Convertible Preferred Stocks                   43,349,334             --              --      43,349,334
                                                -----------   ------------            ----    ------------
Total Convertible Securities                     43,349,334    318,207,662             234     361,557,230
                                                -----------   ------------            ----    ------------
Common Stocks                                    42,069,696             --              --      42,069,696
                                                -----------   ------------            ----    ------------
Short-Term Investment
  Repurchase Agreement                                   --      3,322,544              --       3,322,544
                                                -----------   ------------            ----    ------------
Total Investments in Securities                 $85,419,030   $321,530,206            $234    $406,949,470
                                                -----------   ------------            ----    ------------






(a) For detailed industry descriptions, see the Portfolio of Investments.



(b) The level 3 security valued at $234 is held in Internet within the Convertible Bonds Section of the Portfolio of Investments.



The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:



                                BALANCE                             CHANGE IN                          NET        NET       BALANCE
                                  AS OF     ACCRUED  REALIZED      UNREALIZED                    TRANSFERS  TRANSFERS         AS OF
 INVESTMENTS               DECEMBER 31,   DISCOUNTS      GAIN    APPRECIATION        NET    NET      IN TO     OUT OF  DECEMBER 31,
 IN SECURITIES                     2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES  SALES    LEVEL 3    LEVEL 3          2009
Convertible Bonds                  $234         $--       $--             $--        $--    $--        $--        $--          $234
                                   ----         ---       ---             ---        ---    ---        ---        ---          ----
Total                              $234         $--       $--             $--        $--    $--        $--        $--          $234
                                   ----         ---       ---             ---        ---    ---        ---        ---          ----

                                CHANGE IN
                               UNREALIZED
                             APPRECIATION
                           (DEPRECIATION)
                                     FROM
                              INVESTMENTS
                            STILL HELD AT
 INVESTMENTS                 DECEMBER 31,
 IN SECURITIES                   2009 (A)
Convertible Bonds                     $--
                                      ---
Total                                 $--
                                      ---






(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-95

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $384,834,103)     $406,949,470
Receivables:
  Dividends and interest                2,079,191
  Fund shares sold                        563,899
Other assets                                  504
                                     ------------
     Total assets                     409,593,064
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    443,111
  Manager (See Note 3)                    203,661
  NYLIFE Distributors (See Note 3)         46,875
  Professional fees                        43,513
  Shareholder communication                17,183
  Custodian                                 6,112
  Directors                                 1,084
Accrued expenses                            2,243
                                     ------------
     Total liabilities                    763,782
                                     ------------
Net assets                           $408,829,282
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    392,435
Additional paid-in capital            404,484,416
                                     ------------
                                      404,876,851
Accumulated undistributed net
  investment income                    12,940,920
Accumulated net realized loss on
  investments                         (31,103,856)
Net unrealized appreciation on
  investments                          22,115,367
                                     ------------
Net assets                           $408,829,282
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $181,366,262
                                     ============
Shares of capital stock outstanding    17,358,607
                                     ============
Net asset value per share
  outstanding                        $      10.45
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $227,463,020
                                     ============
Shares of capital stock outstanding    21,884,877
                                     ============
Net asset value per share
  outstanding                        $      10.39
                                     ============







M-96    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Interest (a)                       $ 10,735,109
  Dividends                             5,119,910
                                     ------------
     Total income                      15,855,019
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,920,683
  Distribution and service--Service
     Class
     (See Note 3)                         413,462
  Professional fees                        86,656
  Shareholder communication                59,789
  Custodian                                18,107
  Directors                                13,757
  Miscellaneous                            17,105
                                     ------------
     Total expenses                     2,529,559
                                     ------------
Net investment income                  13,325,460
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (17,591,802)
Net change in unrealized
  depreciation on investments         125,260,453
                                     ------------
Net realized and unrealized gain on
  investments                         107,668,651
                                     ------------
Net increase in net assets
  resulting from operations          $120,994,111
                                     ============






(a) Interest recorded net of foreign withholding taxes in the amount of $8,719.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-97

STATEMENTS OF CHANGES IN NET ASSETS




FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008






                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $ 13,325,460   $   7,851,497
 Net realized loss on
  investments                   (17,591,802)    (11,117,882)
 Net change in unrealized
  appreciation (depreciation)
  on investments                125,260,453    (137,545,923)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    120,994,111    (140,812,308)
                               ----------------------------
Dividends and distributions
 to shareholders:
 From net investment income:
  Initial Class                  (3,413,090)     (4,106,988)
  Service Class                  (3,613,593)     (3,197,163)
                               ----------------------------
                                 (7,026,683)     (7,304,151)
                               ----------------------------
 From net realized gain on
  investments:
  Initial Class                          --     (23,846,875)
  Service Class                          --     (20,542,959)
                               ----------------------------
                                         --     (44,389,834)
                               ----------------------------
 Total dividends and
     distributions to
     shareholders                (7,026,683)    (51,693,985)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         68,157,853      54,630,911
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               7,026,683      51,693,985
 Cost of shares redeemed        (37,266,165)    (57,364,829)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          37,918,371      48,960,067
                               ----------------------------
    Net increase (decrease)
     in net assets              151,885,799    (143,546,226)

NET ASSETS:
Beginning of year               256,943,483     400,489,709
                               ----------------------------
End of year                    $408,829,282   $ 256,943,483
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $ 12,940,920   $   6,642,143
                               ============================







M-98    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank





                                                   mainstayinvestments.com  M-99

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year         $   7.29    $  13.98    $  12.75    $  11.82    $  11.26
                            --------    --------    --------    --------    --------
Net investment income           0.38 (a)    0.27        0.28        0.22 (a)    0.21 (a)
Net realized and
  unrealized gain (loss)
  on investments                2.98       (5.13)       1.63        1.02        0.53
                            --------    --------    --------    --------    --------
Total from investment
  operations                    3.36       (4.86)       1.91        1.24        0.74
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.20)      (0.27)      (0.32)      (0.31)      (0.18)
  From net realized gain
     on investments               --       (1.56)      (0.36)         --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.20)      (1.83)      (0.68)      (0.31)      (0.18)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  10.45    $   7.29    $  13.98    $  12.75    $  11.82
                            ========    ========    ========    ========    ========
Total investment return        46.08%     (34.42%)     14.86%      10.44%       6.59%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.30%       2.32%       1.64%       1.80%       1.87%
  Net expenses                  0.66%       0.65%       0.62%       0.63%       0.53%
  Expenses (before
     reimbursement)             0.66%       0.65%       0.62%       0.63%       0.62%
Portfolio turnover rate           73%        107%        119%         76%        100%
Net assets at end of year
  (in 000's)                $181,366    $135,743    $242,925    $246,179    $262,352






(a)  Per share data based on average shares outstanding during the period.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.






M-100    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                SERVICE CLASS
      -----------------------------------------------------------------
                           YEAR ENDED DECEMBER 31,
      -----------------------------------------------------------------

             2009             2008        2007        2006        2005
           $   7.26         $  13.92    $  12.71    $  11.80    $ 11.24
           --------         --------    --------    --------    -------
               0.36 (a)         0.25        0.18        0.19 (a)   0.19 (a)
               2.95            (5.11)       1.68        1.00       0.53
           --------         --------    --------    --------    -------
               3.31            (4.86)       1.86        1.19       0.72
           --------         --------    --------    --------    -------

              (0.18)           (0.24)      (0.29)      (0.28)     (0.16)
                 --            (1.56)      (0.36)         --         --
           --------         --------    --------    --------    -------
              (0.18)           (1.80)      (0.65)      (0.28)     (0.16)
           --------         --------    --------    --------    -------
           $  10.39         $   7.26    $  13.92    $  12.71    $ 11.80
           ========         ========    ========    ========    =======
              45.71%          (34.58%)     14.57%      10.16%      6.32%(b)

               4.03%            2.12%       1.39%       1.55%      1.62%
               0.91%            0.90%       0.87%       0.88%      0.78%
               0.91%            0.90%       0.87%       0.88%      0.87%
                 73%             107%        119%         76%       100%
           $227,463         $121,201    $157,565    $120,515    $97,786





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-101

MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (5/2/05)
--------------------------------------------------------------------
After Portfolio operating expenses             33.54%        2.94%




                                            (After Portfolio operating expenses)


                                                    CREDIT SUISSE
                                                   LEVERAGED LOAN
                                  INITIAL CLASS         INDEX
                                  -------------    --------------
05/02/05                              10000             10000
                                      10210             10392
                                      10822             11154
                                      11103             11364
                                       8575              8097
12/31/09                              11450             11729






SERVICE CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (5/2/05)
--------------------------------------------------------------------
After Portfolio operating expenses             33.21%        2.68%




                                            (After Portfolio operating expenses)


                                                    CREDIT SUISSE
                                                   LEVERAGED LOAN
                                  SERVICE CLASS         INDEX
                                  -------------    --------------
05/02/05                              10000             10000
12/31/05                              10191             10392
12/31/06                              10775             11154
12/31/07                              11027             11364
12/31/08                               8495              8097
12/31/09                              11316             11729






 BENCHMARK PERFORMANCE                          ONE          SINCE
                                               YEAR        INCEPTION
Credit Suisse Leveraged Loan Index(1)          44.86%        3.47%
Average Lipper Loan Participation
Fund(2)                                        41.02         2.61




1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

2. The Average Lipper Loan Participation Fund is representative of portfolios that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance.




M-102    MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,081.00        $3.46          $1,021.90         $3.36
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,079.70        $4.77          $1,020.60         $4.63
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                mainstayinvestments.com    M-103

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


(COMPOSITION PIE CHART)

                FLOATING RATE
LOANS                                            79.9
------------------------- ---                    ----
Short-Term Investments                          12.60
Corporate Bonds                                  6.90
Foreign Floating Rate Loans                      4.20
Yankee Bond                                      0.40
Common Stock                                     0.00
Other Assets, Less Liabilities                  (4.00)






See Portfolio of Investments beginning on page M-107 for specific holdings within these categories.



++ Less than one-tenth of a percent.





TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)




    1.  UPC Broadband Holding B.V.,
        1.985%-3.735%, due 12/31/14-12/30/16
    2.  CSC Holdings, Inc., 2.004%-8.625%, due
        3/29/16-2/15/19
    3.  HCA, Inc., 1.751%-8.50%, due
        11/16/12-4/15/19
    4.  Community Health Systems, Inc., 2.506%,
        due 7/25/14
    5. Rockwood Specialties Group, Inc., 6.00%, due 5/15/14
    6.  DirecTV Holdings LLC, 1.731%-5.25%, due
        4/13/13
    7.  Intelsat Corp., 2.735%, due 1/3/14
    8.  Graphic Packaging International, Inc.,
        2.284%-3.036%, due 5/16/14
    9. Graham Packaging Co., L.P., 2.50%-6.75%, due 10/7/11-4/5/14
   10.  Reynolds Group Holdings Inc., 6.25%, due
        11/5/15







M-104    MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY ROBERT H. DIAL OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.





HOW DID MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Floating Rate Portfolio returned 33.54% for Initial Class shares and 33.21% for Service Class shares. Both share classes underperformed the 41.02% return of the average Lipper(2) Loan Participation Fund and the 44.86% return of the Credit Suisse Leveraged Loan Index(2) for the 12 months ended December 31, 2009. The Credit Suisse Leveraged Loan Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS AFFECTED THE LEVERAGED LOAN MARKET IN 2009?



The leveraged loan market advanced in all four quarters of 2009, with much of the movement led by lower-rated and distressed securities and loans in default. Strong demand continued through much of the year, but slowed in the fourth quarter when new-issue activity revived. Sensing the potential for greater supply, the market rally lost some of its momentum at year-end. Continued yield compression in the leveraged-loan asset class prompted relative-value investors to look elsewhere for compelling investment opportunities.



Defaults spiked in the fourth quarter, primarily because a few large issuers missed payments or filed for bank-ruptcy. The 2009 annual default rate, measured by prin-cipal amount, was 9.6%, which was high by historical standards, but significantly lower than earlier forecasts. Improved economic fundamentals, unanticipated amendment activity to existing loan facilities and bond-market refinancing opportunities all helped keep the default rate in check. These developments also allayed investor concerns about loan issuers.



WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE YEAR?



In 2009, the Portfolio underperformed its benchmark and its peers largely because of the rally during the second and third quarters in unrated credits and loans rated CCC and below.(3) Throughout the report-ing period, the Portfolio remained underweight in these riskier credits, and this positioning detracted from the Portfolio's relative performance.



WHAT WAS THE PORTFOLIO'S DURATION(4) STRATEGY DURING THE REPORTING PERIOD?



The Portfolio generally invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years but have underlying interest rate contracts typically linked to LIBOR(2) that reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Portfolio at December 31, 2009, was 44 days. This means that as short-term interest rates changed, the Portfolio's yield on average would have changed within 44 days to reflect the prevailing short-term interest rates.



WHAT MAJOR DECISIONS HELPED OR HURT THE PORTFOLIO'S PERFORMANCE DURING 2009?



When loan prices dropped materially during the first quarter of 2009, the Portfolio benefited from an intentional underweight in riskier credits (unrated credits and loans rated CCC and below) relative to the Credit Suisse Leveraged Loan Index. The Portfolio also benefited from a meaningful cash position. When CCC-rated credits rallied during the second and third quarters, however, the Portfolio's more conservative positioning prevented the Portfolio from advancing as fast as the market.




The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Floating-rate loans are generally considered to have speculative characteristics that may involve risk of default on principal and interest and collateral impairment. Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Portfolio's securities and share price to decline. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard and Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the loans and bonds in the Portfolio and are not meant to represent the safety or security of the Portfolio.


4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-105

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE DURING 2009?



Cash levels in the Portfolio were intentionally high during the first quarter of 2009. As the market environment stabilized, we reduced cash levels in favor of floating-rate loans and other debt instruments.




The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.




Information about MainStay VP Floating Rate Portfolio on this page and the preceding pages has not been audited.



M-106    MainStay VP Floating Rate Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                        SHARES          VALUE
LONG-TERM INVESTMENTS 91.4%+
COMMON STOCK 0.0%++

--------------------------------------------------------------

PRINTING, PUBLISHING, & BROADCASTING 0.0%++
SuperMedia, Inc.                         3,538   $     123,830
                                                 -------------
Total Common Stock
  (Cost $245,931)                                      123,830
                                                 -------------


                                     PRINCIPAL
                                        AMOUNT
CORPORATE BONDS 6.9%
--------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
Spirit Aerosystems, Inc.
  7.50%, due 10/1/17 (b)            $  435,000         428,475

                                                 -------------

BEVERAGE, FOOD & TOBACCO 0.5%
Del Monte Corp.
  7.50%, due 10/15/19 (b)            1,500,000       1,545,000
Dole Food Co., Inc.
  8.00%, due 10/1/16 (b)               750,000         761,250
                                                 -------------
                                                     2,306,250
                                                 -------------

BROADCASTING & ENTERTAINMENT 0.2%
 v  CSC Holdings, Inc.
  8.625%, due 2/15/19 (b)              700,000         753,375

                                                 -------------

CHEMICALS, PLASTICS & RUBBER 0.5%
Ashland, Inc.
  9.125%, due 6/1/17 (b)               650,000         713,375
Nalco Co.
  8.25%, due 5/15/17 (b)             1,200,000       1,275,000
                                                 -------------
                                                     1,988,375
                                                 -------------

CONTAINERS, PACKAGING & GLASS 2.0%
Ball Corp.
  7.125%, due 9/1/16                 2,000,000       2,050,000
Crown Americas LLC/Crown
  Americas Capital Corp. II
  7.625%, due 5/15/17 (b)            1,200,000       1,245,000
Greif, Inc.
  7.75%, due 8/1/19                    650,000         663,000
Silgan Holdings, Inc.
  7.25%, due 8/15/16                 2,000,000       2,055,000
Solo Cup Co.
  10.50%, due 11/1/13 (b)            2,000,000       2,130,000
                                                 -------------
                                                     8,143,000
                                                 -------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS 0.2%
Boise Paper Holdings LLC /
  Boise Finance Co.
  9.00%, due 11/1/17 (b)             1,000,000       1,036,250
                                                 -------------


DIVERSIFIED/CONGLOMERATE SERVICE 0.5%
Corrections Corp. of America
  7.75%, due 6/1/17                  2,000,000       2,060,000

                                                 -------------

ECOLOGICAL 0.3%
Clean Harbors, Inc.
  7.625%, due 8/15/16                1,150,000       1,165,812
                                                 -------------

HEALTHCARE, EDUCATION & CHILDCARE 0.2%
 v  HCA, Inc.
  8.50%, due 4/15/19 (b)               800,000         862,000

                                                 -------------

HOTELS, MOTELS, INNS & GAMING 0.6%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14 (b)              1,590,000       1,649,625
MGM Mirage, Inc.
  10.375%, due 5/15/14 (b)             200,000         217,000
  11.125%, due 11/15/17 (b)            550,000         609,125
                                                 -------------
                                                     2,475,750
                                                 -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 0.1%
Cinemark USA, Inc.
  8.625%, due 6/15/19 (b)              600,000         624,000

                                                 -------------

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-ELECTRONIC)
  0.2%
CPM Holdings, Inc.
  10.625%, due 9/1/14 (b)              725,000         764,875

                                                 -------------

PRINTING & PUBLISHING 0.2%
Nielsen Finance LLC
  11.625%, due 2/1/14                  700,000         786,625

                                                 -------------

TELECOMMUNICATIONS 1.3%
American Tower Corp.
  7.25%, due 5/15/19 (b)             2,000,000       2,230,000
GCI, Inc.
  7.25%, due 2/15/14                 1,595,000       1,581,044
Sprint Capital Corp.
  8.375%, due 3/15/12                1,500,000       1,552,500
                                                 -------------
                                                     5,363,544
                                                 -------------
Total Corporate Bonds
  (Cost $26,908,100)                                28,758,331
                                                 -------------






 +  Percentages indicated are based on Portfolio net assets.


 V Among the Portfolio's 10 largest issuers held, as of December 31, 2009, excluding short-term investments. May be subject to change daily.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-107

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS 79.9% (C)
--------------------------------------------------------------

AEROSPACE & DEFENSE 2.8%
Hexcel Corp.
  1st Lien Term Loan
  6.50%, due 5/21/14                $2,573,097   $   2,579,529
Oshkosh Truck Corp.
  Term Loan B
  6.268%, due 12/6/13                4,147,073       4,135,151
Spirit Aerosystems, Inc.
  Term Loan B
  2.034%, due 9/30/13                1,642,638       1,589,252
Transdigm, Inc.
  Term Loan
  2.249%, due 6/23/13                3,000,000       2,869,287
Vought Aircraft Industries,
  Inc.
  Term Loan
  7.50%, due 12/22/11                  418,733         418,733
                                                 -------------
                                                    11,591,952
                                                 -------------


AUTOMOBILE 4.0%
Allison Transmission, Inc.
  Term Loan B
  3.014%, due 8/7/14                 1,913,731       1,751,542
Dana Corp.
  Term Loan B
  7.25%, due 1/30/15                 2,286,847       2,186,798
Ford Motor Co.
  Term Loan
  3.287%, due 12/16/13               4,183,475       3,859,255
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  2.34%, due 4/30/14                 3,500,000       3,229,478
Key Safety Systems, Inc.
  1st Lien Term Loan
  2.484%, due 3/8/14                 1,458,641       1,068,455
Sensata Technologies Finance
  Co. LLC
  Term Loan
  2.031%, due 4/26/13                1,930,000       1,711,669
Tenneco, Inc.
  Tranche B Credit Linked
  Deposit
  5.735%, due 3/17/14                1,250,000       1,175,000
Tower Automotive Corp.
  Term Loan
  4.556%, due 7/31/13 (d)            1,268,905         494,873
TRW Automotive, Inc.
  Term Loan B3
  5.00%, due 5/30/16                 1,000,000       1,001,250
                                                 -------------
                                                    16,478,320
                                                 -------------

BEVERAGE, FOOD & TOBACCO 3.4%
American Seafoods Group LLC
  Term Loan A
  4.001%, due 9/30/11 (d)              576,578         521,803
BF Bolthouse HoldCo LLC
  1st Lien Term Loan
  5.50%, due 12/17/12                  691,034         668,921
  2nd Lien Term Loan
  9.00%, due 12/16/13                  170,000         160,650
Constellation Brands, Inc.
  New Term Loan B
  1.75%, due 6/5/13                  1,500,000       1,444,125
Dean Foods Co.
  Tranche B Term Loan
  1.63%, due 4/2/14                  4,421,020       4,201,547
Dole Food Co., Inc.
  Credit Link Deposit
  0.284%, due 4/12/13                  390,494         393,097
  Tranche B Term Loan
  8.00%, due 4/12/13                   592,138         596,085
  Tranche C Term Loan
  8.00%, due 4/12/13                 1,881,562       1,894,106
Michael Foods, Inc.
  Term Loan B
  6.503%, due 5/1/14                 3,100,359       3,119,736
Reddy Ice Group, Inc.
  Term Loan
  1.983%, due 8/12/12 (d)            1,500,000       1,326,000
                                                 -------------
                                                    14,326,070
                                                 -------------

BROADCASTING & ENTERTAINMENT 8.1%
Charter Communications
  Operating LLC
  Term Loan
  7.25%, due 3/6/14                  3,979,849       4,049,496
 v  CSC Holdings, Inc.
  Incremental B-2 Term Loan
  2.004%, due 3/29/16                4,422,008       4,316,985
 v  DirecTV Holdings LLC
  Term Loan B
  1.731%, due 4/13/13                1,214,113       1,184,140
  Term Loan C
  5.25%, due 4/13/13                 3,469,868       3,470,489
Discovery Communications
  Holdings LLC
  Term Loan B
  2.251%, due 5/14/14                2,925,000       2,846,999
  Term Loan C
  5.25%, due 5/14/14                 1,651,300       1,664,717
Entravision Communications
  Corp.
  Term Loan
  5.54%, due 3/29/13                   847,395         810,675




M-108    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
BROADCASTING & ENTERTAINMENT (CONTINUED)
Gray Television, Inc.
  Term Loan B
  3.79%, due 12/31/14               $1,712,019   $   1,482,322
Insight Midwest Holdings LLC
  Term Loan A
  1.54%, due 10/7/13                 1,653,846       1,552,548
  Initial Term Loan
  2.29%, due 4/7/14                  1,342,415       1,275,294
LodgeNet Entertainment Corp.
  Term Loan
  2.26%, due 4/4/14                    689,526         624,021
Mediacom Broadband Group (FKA MCC Iowa)
  Tranche E Term Loan
  (zero coupon), due 1/3/16          1,000,000       1,006,250
  Tranche D1 Term Loan
  1.97%, due 1/31/15                 1,940,000       1,796,440
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  5.00%, due 10/1/12                   993,110         925,248
Nexstar Term Loan B
  5.00%, due 10/1/12                   938,868         874,712
Univision Communications,
  Inc.
  Initial Term Loan
  2.501%, due 9/29/14                3,000,000       2,601,000
Weather Channel
  Term Loan B
  7.25%, due 9/14/15                 2,994,950       3,012,919
                                                 -------------
                                                    33,494,255
                                                 -------------

BUILDINGS & REAL ESTATE 0.8%
Armstrong World Industries,
  Inc.
  Term Loan
  1.982%, due 10/2/13                  383,101         370,331
CB Richard Ellis Services,
  Inc.
  Term Loan B
  6.00%, due 12/20/13                2,558,182       2,430,273
Central Parking Corp.
  Letter of Credit Term Loan
  0.163%, due 5/22/14                   94,828          72,069
  Term Loan
  2.563%, due 5/22/14                  261,129         198,458
LNR Property Corp.
  Initial Tranche B Term Loan
  3.48%, due 7/12/11                   394,546         278,154
                                                 -------------
                                                     3,349,285
                                                 -------------

CHEMICALS, PLASTICS & RUBBER 7.1%
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  0.235%, due 4/2/14                   571,429         541,190
  Dollar Term Loan
  2.037%, due 4/2/14                 3,368,143       3,186,169
Gentek, Inc.
  Term Loan
  7.00%, due 10/29/14                  570,201         574,715
Hexion Specialty Chemicals,
  Inc.
  Term Loan C1
  2.563%, due 5/6/13                 1,589,677       1,381,429
  Term Loan C2
  2.563%, due 5/6/13                   344,431         299,310
Huntsman International LLC
  Tranche B Term Loan
  1.981%, due 4/21/14                1,448,883       1,365,831
INEOS U.S. Finance LLC
  Tranche A4 Term Loan
  7.001%, due 12/17/12                 482,918         424,967
  Tranche B2 Term Loan
  7.501%, due 12/16/13                 223,894         202,064
  Tranche C2 Term Loan
  8.001%, due 12/16/14                 223,832         202,009
ISP Chemco, Inc.
  Term Loan B
  2.00%, due 6/4/14                  2,069,578       1,928,158
Lyondell Chemical Co.
  DIP Term Loan
  5.794%, due 4/6/10                 3,996,055       4,125,927
Nalco Co.
  Term Loan
  7.25%, due 5/13/16                 1,990,000       2,014,875
Polymer Group, Inc.
  Tranche 2 Extending
  7.00%, due 11/21/14                2,053,757       2,053,757
 v  Rockwood Specialties
  Group, Inc.
  Tranche H
  6.00%, due 5/15/14                 4,931,372       4,971,440
Solutia, Inc.
  Term Loan
  7.25%, due 2/28/14                 3,479,179       3,525,776
Texas Petrochemicals L.P.
  Incremental Term Loan B
  2.875%, due 6/27/13                  305,104         269,508
  Term Loan B
  2.875%, due 6/27/13                  903,927         798,468
Univar, Inc.
  Opco Term Loan
  3.231%, due 10/10/14               1,893,068       1,743,199
                                                 -------------
                                                    29,608,792
                                                 -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-109

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
CONTAINERS, PACKAGING & GLASS 4.5%
Crown Americas LLC
  Term B Dollar Loan
  1.983%, due 11/15/12              $1,920,000   $   1,870,401
 v  Graham Packaging Co.,
  L.P.
  New Term Loan B
  2.50%, due 10/7/11                   236,034         231,867
  Term Loan C
  6.75%, due 4/5/14                  4,354,807       4,374,765
 v  Graphic Packaging
  International, Inc.
  Term Loan B
  2.284%, due 5/16/14                1,692,737       1,626,350
  Term Loan C
  3.036%, due 5/16/14                3,116,112       3,023,495
 v  Reynolds Group Holdings
  Inc.
  Dollar Term Loan
  6.25%, due 11/5/15                 4,500,000       4,516,875
Smurfit-Stone Container
  Enterprises, Inc.
  Tranche B Term Loan
  2.50%, due 11/1/11 (e)             2,102,229       2,068,944
  Tranche C Term Loan
  2.50%, due 11/1/11 (e)               192,685         189,794
  Tranche C1 Term Loan
  2.50%, due 11/1/11 (e)                58,257          57,383
  Revolver
  2.842%, due 11/2/09 (e)              447,216         442,744
  Canadian Revolver
  3.063%, due 11/1/09 (e)              148,437         146,952
  Offering Credit Link
  Deposit
  4.50%, due 11/1/10 (e)                89,830          88,407
                                                 -------------
                                                    18,637,977
                                                 -------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS 1.3%
Boise Paper Holdings LLC
  Term Loan B
  5.75%, due 2/24/14                 1,474,828       1,482,202
Georgia-Pacific Corp.
  Term Loan B
  2.234%, due 12/20/12                 986,992         951,831
  New Term Loan B
  2.256%, due 12/20/12               2,229,485       2,150,060
  New Term Loan C
  3.501%, due 12/20/14                 973,839         967,266
                                                 -------------
                                                     5,551,359
                                                 -------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 1.4%
Goodyear Engineered Products
  Delayed Draw Term Loan
  2.74%, due 7/31/14                   122,500          99,837
  Term Loan B
  2.74%, due 7/31/14                   855,313         697,080
Mueller Water Products, Inc.
  Term Loan B
  5.278%, due 5/24/14                1,138,025       1,113,131
Terex Corp.
  Term Loan
  4.001%, due 7/13/13                3,989,975       3,870,276
                                                 -------------
                                                     5,780,324
                                                 -------------

DIVERSIFIED/CONGLOMERATE SERVICE 3.9%
Affiliated Computer Services,
  Inc.
  Term Loan B2
  2.231%, due 3/20/13                1,794,036       1,776,334
  Term Loan B1
  2.233%, due 3/20/13                1,369,869       1,356,353
Dealer Computer Services,
  Inc.
  1st Lien Term Loan
  2.251%, due 10/26/12               2,285,831       2,100,107
  2nd Lien Term Loan
  5.751%, due 10/26/13                 250,000         212,500
First Data Corp.
  Term Loan B1
  2.983%, due 9/24/14                1,940,114       1,718,617
  Term Loan B3
  2.999%, due 9/24/14                  994,911         879,874
Language Line, LLC
  Term Loan B
  5.50%, due 11/4/15                 2,000,000       1,983,750
ServiceMaster Co.
  Delayed Draw Term Loan
  2.74%, due 7/24/14                    90,104          80,681
  Term Loan
  2.744%, due 7/24/14                  904,794         810,168
SunGard Data Systems, Inc.
  Tranche B
  (zero coupon), due 2/26/16         1,000,000         972,000
  Incremental Term Loan
  1.985%, due 2/28/14                2,889,361       2,723,673
VeriFone, Inc.
  Term Loan B
  2.99%, due 10/31/13                  675,000         634,500
Verint Systems, Inc.
  Term Loan B
  3.49%, due 5/25/14 (d)               932,172         871,581
                                                 -------------
                                                    16,120,138
                                                 -------------

ECOLOGICAL 1.4%
Big Dumpster Merger Sub, Inc.
  Delayed Draw Term Loan B
  2.49%, due 2/5/13 (d)                279,149         207,268
  Term Loan B
  2.49%, due 2/5/13 (d)                662,980         492,263




M-110    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
ECOLOGICAL (CONTINUED)
Duratek, Inc.
  Term Loan B
  4.01%, due 6/7/13                 $  790,323   $     769,577
EnergySolutions LLC
  Synthetic Letter of Credit
  0.24%, due 6/7/13                    117,393         113,578
  Term Loan
  4.01%, due 6/7/13                  1,647,277       1,604,036
IESI Corp.
  Term Loan
  1.983%, due 1/20/12                2,000,000       1,910,000
Synagro Technologies, Inc.
  Term Loan B
  2.23%, due 4/2/14                    975,000         793,406
                                                 -------------
                                                     5,890,128
                                                 -------------

ELECTRONICS 0.5%
Flextronics International,
  Ltd.
  Term Loan B
  2.54%, due 10/1/12                   977,500         923,738
Freescale Semiconductor, Inc.
  Term Loan B
  1.985%, due 11/29/13               1,446,136       1,263,561
                                                 -------------
                                                     2,187,299
                                                 -------------

FINANCE 0.6%
Hertz Corp. (The)
  Letter of Credit
  0.253%, due 12/21/12                 221,464         209,481
  Tranche B Term Loan
  2.021%, due 12/21/12               1,203,498       1,138,381
MSCI, Inc.
  Term Loan
  2.756%, due 11/20/14                 982,456         966,491
Rental Services Corp.
  2nd Lien Term Loan
  3.79%, due 11/30/13                  119,378         111,121
                                                 -------------
                                                     2,425,474
                                                 -------------

GROCERY 1.4%
Giant Eagle, Inc.
  Term Loan
  1.812%, due 11/7/12 (d)              379,368         341,431
Roundy's Supermarkets, Inc.
  Extended Term Loan
  6.25%, due 11/3/13                 2,191,810       2,175,371
SUPERVALU, Inc.
  Term Loan A
  1.156%, due 6/2/11                 1,570,988       1,523,017
  Term Loan B
  1.531%, due 6/1/12                 1,987,106       1,905,128
                                                 -------------
                                                     5,944,947
                                                 -------------

HEALTHCARE, EDUCATION & CHILDCARE 11.3%
Accellent, Inc.
  Term Loan
  2.506%, due 11/22/12                 466,136         438,168
AGA Medical Corp.
  Tranche B Term Loan
  2.28%, due 4/26/13 (d)               916,105         794,721
Alliance Healthcare Services,
  Inc.
  Term Loan B
  5.50%, due 1/4/16                  2,450,000       2,415,291
AMR HoldCo, Inc.
  Term Loan
  2.235%, due 2/10/12                  804,692         772,504
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  3.501%, due 4/24/15                  570,551         542,023
  Term Loan
  3.501%, due 4/24/15                2,349,474       2,232,000
Biomet, Inc.
  Term Loan B
  3.25%, due 3/25/15                 2,937,362       2,800,933
 v  Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  2.506%, due 7/25/14                  257,721         242,758
  New Term Loan B
  2.506%, due 7/25/14                5,042,280       4,749,546
DaVita, Inc.
  Tranche B1 Term Loan
  1.748%, due 10/5/12                2,767,981       2,679,560
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  1.627%, due 3/31/13                  777,856         745,964
Gentiva Health Services, Inc.
  Term Loan B
  2.018%, due 3/31/13 (d)              644,022         599,343
 v  HCA, Inc.
  Term Loan A
  1.751%, due 11/19/12                 693,651         661,570
  Term Loan B
  2.501%, due 11/18/13               3,681,571       3,512,218
Health Management Associates,
  Inc.
  Term Loan B
  2.001%, due 2/28/14                3,719,159       3,459,283
HealthSouth Corp.
  Term Loan B
  2.51%, due 3/11/13                   557,845         527,860



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-111

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
HealthSouth Corp. (continued)
  Extended Term Loan
  4.01%, due 3/15/14                $  459,130   $     442,831
Life Technologies Corp.
  Term Loan B
  5.25%, due 11/21/15                2,265,561       2,276,889
Mylan Laboratories, Inc.
  Term Loan B
  3.551%, due 10/2/14                2,880,000       2,808,720
Quintiles Transnational Corp.
  Term Loan B
  2.251%, due 3/31/13                  960,083         910,159
Royalty Pharma Finance Trust
  Term Loan B
  2.501%, due 4/16/13                2,957,916       2,872,876
Rural/Metro Operating
  Company, LLC
  Term Loan
  6.00%, due 12/9/14                   510,000         511,275
Select Medical Corp.
  Extended Term Loan B
  4.017%, due 8/22/14                  723,558         700,645
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  0.151%, due 4/21/14                  275,862         257,586
  Term Loan B
  2.395%, due 4/21/14                1,310,266       1,223,461
Vanguard Health Holding Co.
  LLC
  Replacement Term Loan
  2.481%, due 9/23/11                3,445,855       3,371,769
Warner Chilcott PLC
  Tranche A
  5.50%, due 10/30/14                  949,153         949,888
  Tranche B1
  5.75%, due 4/30/15                 1,099,639       1,100,491
  Tranche B2
  5.75%, due 4/30/15                 2,419,005       2,420,880
                                                 -------------
                                                    47,021,212
                                                 -------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
  PRODUCTS 1.3%
Jarden Corp.
  Term Loan B1
  2.001%, due 1/24/12                  211,736         203,266
  Term Loan B2
  2.001%, due 1/24/12                  773,278         744,280
  Additional Term Loan
  2.751%, due 1/24/12                1,396,137       1,357,493
  Term Loan B4
  3.501%, due 1/26/15                  490,757         484,990
Simmons Bedding Co.
  Tranche D Term Loan
  10.50%, due 12/19/11               2,764,482       2,723,015
                                                 -------------
                                                     5,513,044
                                                 -------------

HOTELS, MOTELS, INNS & GAMING 1.4%
Las Vegas Sands, Inc.
  Delayed Draw Term Loan
  2.01%, due 5/23/14                   805,339         703,090
  Term Loan B
  2.01%, due 5/23/14                 2,405,430       2,100,027
Penn National Gaming, Inc.
  Term Loan B
  1.99%, due 10/3/12                 3,274,964       3,164,434
                                                 -------------
                                                     5,967,551
                                                 -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 3.2%
AMC Entertainment, Inc.
  Term Loan
  1.732%, due 1/28/13                2,101,859       1,982,170
Bombardier Recreational
  Products, Inc.
  Term Loan
  3.276%, due 6/28/13 (d)              389,608         277,595
Cedar Fair, L.P.
  U.S. Term Loan
  2.231%, due 8/30/12                  369,386         364,461
  U.S. Term B Extended
  4.231%, due 8/30/14                1,477,918       1,455,222
Cinemark USA, Inc.
  Term Loan
  2.026%, due 10/5/13                1,935,000       1,837,559
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  20.50%, due 4/8/12                   962,500         614,625
Regal Cinemas Corp.
  Term Loan
  4.001%, due 10/27/13               4,143,989       4,120,965
Six Flags Theme Parks, Inc.
  Tranche B Term Loan
  2.49%, due 4/30/15                   982,500         954,253
Universal City Development
  Partners, Ltd.
  Term Loan B
  6.50%, due 11/6/14                 1,500,000       1,501,875
                                                 -------------
                                                    13,108,725
                                                 -------------

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-ELECTRONIC)
  1.9%
Baldor Electric Co.
  Term Loan B
  5.25%, due 1/31/14                 2,322,797       2,316,506




M-112    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-ELECTRONIC)
  (CONTINUED)
Gleason Corp.
  1st Lien Term Loan
  2.02%, due 6/30/13 (d)            $  920,750   $     888,524
Manitowoc Co., Inc. (The)
  Term Loan B
  7.50%, due 11/6/14                 2,170,924       2,099,284
RBS Global, Inc.
  Term Loan B2
  2.50%, due 7/19/13                 2,035,667       1,872,814
  Term Loan B
  2.786%, due 7/19/13                  934,426         875,441
                                                 -------------
                                                     8,052,569
                                                 -------------

MINING, STEEL, IRON & NON-PRECIOUS METALS 1.1%
Aleris International, Inc.
  Term Loan B1
  (zero coupon), due 12/19/13
  (e)                                  449,287          13,479
  German C1
  4.25%, due 12/19/13 (e)              623,136         464,236
  DIP Term Loan
  5.20%, due 2/15/10 (f)               329,752         336,621
  Roll-Up DIP Term Loan
  12.50%, due 2/15/10                  972,038         563,782
Novelis, Inc.
  New Canadian Term Loan
  2.24%, due 7/6/14                  1,138,077       1,037,479
  New U.S. Term Loan
  2.249%, due 7/6/14                 1,289,699       1,175,698
Walter Energy, Inc.
  Term Loan
  2.484%, due 10/3/12                  929,992         898,992
                                                 -------------
                                                     4,490,287
                                                 -------------

OIL & GAS 1.6%
Dresser, Inc.
  Term Loan
  2.521%, due 5/4/14                 1,702,789       1,582,378
  2nd Lien Term Loan
  6.001%, due 5/4/15                   800,000         750,000
Energy Transfer Equity L.P.
  Term Loan B
  1.984%, due 11/1/12                3,000,000       2,943,750
IFM Colonial Pipeline 2 LLC
  Term Loan B
  2.27%, due 2/27/12                   982,310         943,017
Targa Resources, Inc.
  Synthetic Letter of Credit
  0.158%, due 10/31/12                 109,798         109,798
  Term Loan
  2.231%, due 10/31/12                 136,534         135,778
                                                 -------------
                                                     6,464,721
                                                 -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (MANUFACTURING ONLY)
  1.3%
JohnsonDiversey, Inc.
  Term Loan B
  5.50%, due 11/24/15                2,735,000       2,752,094
Mega Bloks, Inc.
  Term Loan B
  9.75%, due 7/26/12 (d)               957,500         483,538
Visant Corp.
  Term Loan C
  2.235%, due 10/4/11                2,197,540       2,139,854
                                                 -------------
                                                     5,375,486
                                                 -------------

PERSONAL TRANSPORTATION 0.3%
United Airlines, Inc.
  Term Loan B
  2.313%, due 2/1/14                 1,387,472       1,085,003
                                                 -------------

PERSONAL, FOOD & MISCELLANEOUS SERVICES 0.7%
Aramark Corp.
  Synthetic Letter of Credit
  0.12%, due 1/27/14                   192,331         181,953
  Term Loan
  2.126%, due 1/27/14                2,963,929       2,804,001
                                                 -------------
                                                     2,985,954
                                                 -------------

PRINTING & PUBLISHING 2.8%
Cenveo Corp.
  Delayed Draw Term Loan
  4.753%, due 6/21/13                   26,162          25,333
  Term Loan C
  4.753%, due 6/21/13                1,733,448       1,678,555
Dex Media East LLC
  Replacement Term Loan
  2.24%, due 10/24/14 (e)              763,451         626,984
F&W Publications, Inc. (aka
  New Publishing Acquisition,
  Inc.)
  Tranche B Term Loan
  (zero coupon), due 8/5/12
  (e)                                1,098,549         472,376
Hanley Wood LLC
  New Term Loan B
  2.533%, due 3/8/14                   661,583         281,173
Lamar Media Corp.
  Series E
  5.50%, due 3/31/13                   962,500         963,302



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-113

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
PRINTING & PUBLISHING (CONTINUED)
Lamar Media Corp. (continued)
  Series F
  5.50%, due 3/31/14                $1,985,000   $   1,994,925
MediaNews Group, Inc.
  Term Loan C
  4.731%, due 8/2/13                   360,513         109,956
Merrill Communications LLC
  Term Loan
  8.50%, due 12/24/12                1,867,789       1,475,553
Nielsen Finance LLC
  Dollar Term Loan
  2.235%, due 8/9/13                 2,095,862       1,957,011
Penton Media, Inc.
  Term Loan B
  2.528%, due 2/1/13 (d)             1,215,625         803,832
R.H. Donnelley, Inc.
  Tranche D2 Term Loan
  6.75%, due 6/30/11 (e)               823,502         751,034
SuperMedia, Inc.
  Exit Term Loan
  11.00%, due 12/31/15                 763,133         746,438
                                                 -------------
                                                    11,886,472
                                                 -------------

RETAIL STORE 3.0%
Michaels Stores, Inc.
  New Term Loan B
  2.563%, due 10/31/13                 935,072         841,857
  Term Loan B2
  4.813%, due 7/31/16                1,258,396       1,181,993
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  2.255%, due 4/6/13                 1,538,938       1,389,991
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  1.74%, due 5/15/14                   207,127         192,887
  Term Loan B
  1.74%, due 5/15/14                   719,410         669,951
Petco Animal Supplies, Inc.
  Term Loan B
  2.501%, due 10/25/13               2,028,074       1,922,324
Pilot Travel Centers LLC
  Term Loan B
  (zero coupon), due 11/24/15
  (d)                                1,000,000       1,003,990
QVC, Inc.
  Tranche 3-J
  4.249%, due 6/30/11                3,500,000       3,440,938
Yankee Candle Co., Inc. (The)
  Term Loan B
  2.24%, due 2/6/14                  1,891,673       1,767,768
                                                 -------------
                                                    12,411,699
                                                 -------------

TELECOMMUNICATIONS 2.3%
 v  Intelsat Corp.
  Term Loan B2-A
  2.735%, due 1/3/14                 1,649,000       1,551,091
  Term Loan B2-B
  2.735%, due 1/3/14                 1,648,496       1,550,617
  Term Loan B2-C
  2.735%, due 1/3/14                 1,648,496       1,550,617
MetroPCS Wireless, Inc.
  Term Loan B
  2.54%, due 11/4/13                 2,969,310       2,828,267
Windstream Corp.
  Tranche B-2
  (zero coupon), due 12/17/15        2,000,000       1,946,786
                                                 -------------
                                                     9,427,378
                                                 -------------

TEXTILES & LEATHER 0.4%
Springs Windows Fashions LLC
  Term Loan B
  3.063%, due 12/31/12 (d)             424,785         378,590
St. Johns Knits
  International, Inc.
  Term Loan B
  9.25%, due 3/23/12 (d)               899,565         764,630
William Carter Co. (The)
  Term Loan
  1.737%, due 7/14/12                  723,475         694,536
                                                 -------------
                                                     1,837,756
                                                 -------------

UTILITIES 6.1%
AES Corp.
  Term Loan
  3.29%, due 8/10/11                 1,000,000         980,000
Bosque Power Co. LLC
  Term Loan
  5.481%, due 1/16/15                  494,594         354,459
BRSP LLC
  Term Loan B
  7.50%, due 6/04/14                 2,832,603       2,761,788
Calpine Corp.
  1st Priority Term Loan
  3.135%, due 3/29/14                3,981,015       3,760,069
Coleto Creek Power, L.P.
  Synthetic Letter of Credit
  0.151%, due 6/28/13                  346,432         311,211
  Term Loan
  2.995%, due 6/28/13                  595,136         534,630




M-114    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
UTILITIES (CONTINUED)
Covanta Energy Corp.
  Funded Letter of Credit
  0.151%, due 2/28/14               $  494,845   $     465,155
  Term Loan B
  1.75%, due 2/10/14                   977,513         918,862
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  3.99%, due 4/2/13                  2,425,532       2,315,372
  Term Loan B
  3.99%, due 4/2/13                     72,793          69,487
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  8.00%, due 11/5/12                 1,667,770       1,484,315
Kgen LLC
  1st Lien Term Loan
  2.00%, due 2/18/14                   454,688         428,543
  Synthetic Letter of Credit
  2.063%, due 2/8/14                   281,250         265,078
Mackinaw Power Holdings LLC
  Term Loan B
  1.779%, due 6/22/15 (d)            1,448,980       1,345,740
Mirant North America LLC
  Term Loan
  1.981%, due 1/3/13                   687,932         661,274
NRG Energy, Inc.
  Synthetic Letter of Credit
  0.151%, due 2/1/13                 1,007,587         956,956
  Term Loan B
  1.996%, due 2/1/13                 1,714,922       1,628,747
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B2
  3.735%, due 10/10/14                 965,127         784,165
  Term Loan B3
  3.735%, due 10/10/14               1,969,886       1,586,743
TPF Generation Holdings LLC
  Synthetic Letter of Credit
  0.151%, due 12/15/13                 301,388         284,686
  Synthetic Revolver
  2.10%, due 12/15/11                   94,479          89,243
  Term Loan B
  2.231%, due 12/15/13                 779,949         736,726
  2nd Lien Term Loan C
  4.485%, due 12/15/14                 500,000         426,250
TPF II LC LLC
  Term Loan B
  3.001%, due 10/15/14 (d)             769,533         738,751
USPF Holdings LLC
  Term Loan
  1.982%, due 4/11/14 (d)            1,057,729       1,031,286
  Synthetic Letter of Credit
  2.001%, due 4/11/14 (d)              300,000         292,500
                                                 -------------
                                                    25,212,036
                                                 -------------
Total Floating Rate Loans
  (Cost $344,810,800)                              332,226,213
                                                 -------------



FOREIGN FLOATING RATE LOANS 4.2% (C)
--------------------------------------------------------------

BROADCASTING & ENTERTAINMENT 1.3%
 v  UPC Broadband Holding
  B.V.
  Term Loan N
  1.985%, due 12/31/14               1,296,576       1,211,218
  Term Loan T
  3.735%, due 12/30/16               4,203,424       4,075,220
                                                 -------------
                                                     5,286,438
                                                 -------------

CHEMICALS, PLASTICS & RUBBER 0.4%
Brenntag Holding GmbH and Co.
  Term Loan B2
  1.982%, due 1/20/14                1,270,095       1,212,940
  Acquisition Term Loan
  2.005%, due 1/20/14                  685,600         654,748
                                                 -------------
                                                     1,867,688
                                                 -------------

FINANCE 0.3%
Ashtead Group PLC
  Term Loan
  2.063%, due 8/31/11                1,353,000       1,309,028

                                                 -------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
  PRODUCTS 0.1%
Sunbeam Corp. (Canada), Ltd.
  Term Loan
  2.001%, due 1/24/12                  263,312         256,071

                                                 -------------

PRINTING & PUBLISHING 0.4%
Yell Group PLC
  New Term Loan B1
  3.981%, due 7/31/14                2,112,868       1,542,393

                                                 -------------

RETAIL STORE 0.8%
Dollarama Group, L.P.
  Replacement Term Loan B
  2.031%, due 11/18/11               3,438,740       3,369,965

                                                 -------------

TELECOMMUNICATIONS 0.9%
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  2.735%, due 7/3/13                   951,607         903,234



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-115

                                     PRINCIPAL
                                        AMOUNT           VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Telesat Canada
  U.S. Delayed Draw Term Loan
  3.24%, due 10/31/14               $  233,595   $     222,749
  U.S. Term Loan B
  3.24%, due 10/31/14                2,719,574       2,593,307
                                                 -------------
                                                     3,719,290
                                                 -------------
Total Foreign Floating Rate
  Loans
  (Cost $18,334,145)                                17,350,873
                                                 -------------



YANKEE BOND 0.4% (A)
--------------------------------------------------------------

MINING, STEEL, IRON & NON-PRECIOUS METALS 0.4%
Teck Resources, Ltd.
  10.25%, due 5/15/16                1,599,000       1,862,835
                                                 -------------
Total Yankee Bond
  (Cost $1,655,602)                                  1,862,835
                                                 -------------
Total Long-Term Investments
  (Cost $391,954,578)                              380,322,082
                                                 -------------



SHORT-TERM INVESTMENTS 12.6%
--------------------------------------------------------------

COMMERCIAL PAPER 7.7%
Cargill, Inc.
  0.11%, due 1/11/10 (b)(g)          6,168,000       6,167,811
Emerson Electric Co.
  0.08%, due 1/5/10 (b)(g)           4,000,000       3,999,964
FPL Group Capital, Inc.
  0.12%, due 1/15/10 (b)(g)          5,000,000       4,999,767
  0.13%, due 1/8/10 (b)(g)           2,750,000       2,749,930
Nestle Capital Corp.
  0.07%, due 1/25/10 (b)(g)          6,606,000       6,605,692
Southern Co. Funding Corp.
  0.11%, due 1/14/10 (b)(g)          4,356,000       4,355,827
  0.12%, due 1/11/10 (b)(g)          3,312,000       3,311,890
                                                 -------------
Total Commercial Paper
  (Cost $32,190,881)                                32,190,881
                                                 -------------

FEDERAL AGENCIES 3.6%
Federal Home Loan Bank
  0.03%, due 4/1/10 (h)              5,000,000       4,998,090
Federal Home Loan Bank
  (Discount Note)
  0.02%, due 1/22/10 (g)             2,000,000       1,999,977
International Bank for
  Reconstruction and
  Development (Discount Note)
  0.01%, due 1/4/10 (g)              7,945,000       7,945,000
                                                 -------------
Total Federal Agencies
  (Cost $14,941,857)                                14,943,067
                                                 -------------

REPURCHASE AGREEMENT 1.3%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $5,165,052
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 1/14/10,
  with a Principal Amount of
  $5,270,000 and a Market
  Value of $5,270,000)               5,165,049       5,165,049
                                                 -------------
Total Repurchase Agreement
  (Cost $5,165,049)                                  5,165,049
                                                 -------------
Total Short-Term Investments
  (Cost $52,297,787)                                52,298,997
                                                 -------------
Total Investments
  (Cost $444,252,365) (i)                104.0%    432,621,079
Other Assets, Less
  Liabilities                             (4.0)    (16,703,571)
                                         -----    ------------
Net Assets                               100.0%  $ 415,917,508
                                         =====    ============







++   Less than one-tenth of a percent.
(a)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at December 31,
     2009. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(d)  Illiquid security.  The total market
     value of these securities at December 31,
     2009 is $13,658,259, which represents
     3.3% of the Portfolio's net assets.
(e)  Issue in default.
(f)  This security has additional commitments
     and contingencies. Principal amount and
     value exclude unfunded commitment.
(g)  Interest rate presented is yield to
     maturity.
(h)  Floating rate--Rate shown is the rate in
     effect at December 31, 2009.
(i)  At December 31, 2009, cost is
     $443,432,254 for federal income tax
     purposes and net unrealized depreciation
     is as follows:





Gross unrealized appreciation      $    820,111
Gross unrealized depreciation       (11,631,286)
                                   ------------
Net unrealized depreciation        $(10,811,175)
                                   ============







M-116    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS




                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Long-Term Investments
  Common Stock                                   $       --   $    123,830      $       --    $    123,830
  Corporate Bonds                                        --     28,758,331              --      28,758,331
  Floating Rate Loans                                    --    332,226,213              --     332,226,213
  Foreign Floating Rate Loans                            --     17,350,873              --      17,350,873
  Yankee Bond                                            --      1,862,835              --       1,862,835
                                                 ----------   ------------      ----------    ------------
Total Long-Term Investments                              --    380,322,082              --     380,322,082
                                                 ----------   ------------      ----------    ------------
Short-Term Investments
  Commercial Paper                                       --     32,190,881              --      32,190,881
  Federal Agencies                                       --     14,943,067              --      14,943,067
  Repurchase Agreement                                   --      5,165,049              --       5,165,049
                                                 ----------   ------------      ----------    ------------
Total Short-Term Investments                             --     52,298,997              --      52,298,997
                                                 ----------   ------------      ----------    ------------
Total Investments in Securities                         $--   $432,621,079             $--    $432,621,079
                                                 ==========   ============      ==========    ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-117

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $444,252,365)     $432,621,079
Cash                                    2,148,090
Unrealized appreciation on unfunded
  commitments                              12,534
Receivables:
  Interest                              1,433,075
  Investment securities sold            1,222,247
  Fund shares sold                        922,279
Other assets                                  425
                                     ------------
     Total assets                     438,359,729
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      21,984,657
  Manager (See Note 3)                    203,650
  Fund shares redeemed                     98,784
  NYLIFE Distributors (See Note 3)         64,062
  Professional fees                        60,512
  Shareholder communication                17,127
  Custodian                                 9,181
  Directors                                 1,046
Accrued expenses                            3,202
                                     ------------
     Total liabilities                 22,442,221
                                     ------------
Net assets                           $415,917,508
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    466,186
Additional paid-in capital            441,524,297
                                     ------------
                                      441,990,483
Accumulated undistributed net
  investment income                        52,624
Accumulated net realized loss on
  investments                         (14,506,847)
Net unrealized depreciation on
  investments                         (11,631,286)
Net unrealized appreciation on
  unfunded commitments                     12,534
                                     ------------
Net assets                           $415,917,508
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $106,754,376
                                     ============
Shares of capital stock outstanding    11,965,727
                                     ============
Net asset value per share
  outstanding                        $       8.92
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $309,163,132
                                     ============
Shares of capital stock outstanding    34,652,893
                                     ============
Net asset value per share
  outstanding                        $       8.92
                                     ============







M-118    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Interest                            $13,409,205
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,838,463
  Distribution and service--Service
     Class
     (See Note 3)                         575,996
  Professional fees                        98,680
  Shareholder communication                55,429
  Custodian                                26,302
  Directors                                12,824
  Miscellaneous                            23,833
                                      -----------
     Total expenses                     2,631,527
                                      -----------
Net investment income                  10,777,678
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments       (3,044,137)
Net change in unrealized
  depreciation on investments and
  unfunded commitments                 70,599,898
                                      -----------
Net realized and unrealized gain on
  investments and unfunded
  commitments                          67,555,761
                                      -----------
Net increase in net assets resulting
  from operations                     $78,333,439
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-119

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $ 10,777,678   $  14,224,275
 Net realized loss on
  investments                    (3,044,137)    (10,247,589)
 Net change in unrealized
  depreciation on investments
  and unfunded commitments       70,599,898     (68,610,464)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     78,333,439     (64,633,778)
                               ----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                (2,827,510)     (3,123,347)
    Service Class                (7,927,689)    (11,121,362)
                               ----------------------------
 Total dividends to
  shareholders                  (10,755,199)    (14,244,709)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        170,904,194      38,702,743
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      10,755,199      14,244,709
 Cost of shares redeemed        (36,053,319)   (106,868,019)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               145,606,074     (53,920,567)
                               ----------------------------
    Net increase (decrease)
     in net assets              213,184,314    (132,799,054)

NET ASSETS:
Beginning of year               202,733,194     335,532,248
                               ----------------------------
End of year                    $415,917,508   $ 202,733,194
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $     52,624   $          --
                               ============================







M-120    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank





                                                  mainstayinvestments.com  M-121

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                   INITIAL CLASS
                            ----------------------------------------------------------
                                                                         MAY 2, 2005**
                                                                            THROUGH
                                           YEAR ENDED DECEMBER 31,        DECEMBER 31,

                            ----------------------------------------------------------
                              2009        2008       2007       2006          2005
Net asset value at
  beginning of period       $   6.93    $  9.47    $  9.86    $  9.91       $ 10.00
                            --------    -------    -------    -------       -------
Net investment income           0.30       0.46       0.64       0.62          0.32
Net realized and
  unrealized gain (loss)
  on investments                1.99      (2.54)     (0.39)     (0.05)        (0.09)
                            --------    -------    -------    -------       -------
Total from investment
  operations                    2.29      (2.08)      0.25       0.57          0.23
                            --------    -------    -------    -------       -------
Less dividends:
  From net investment
     income                    (0.30)     (0.46)     (0.64)     (0.62)        (0.32)
                            --------    -------    -------    -------       -------
Net asset value at end of
  period                    $   8.92    $  6.93    $  9.47    $  9.86       $  9.91
                            ========    =======    =======    =======       =======
Total investment return        33.54%    (22.77%)     2.60%      5.99%         2.10%(a)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         3.70%      5.29%      6.57%      6.37%         4.76%++
  Net expenses                  0.68%      0.69%      0.67%      0.70%         0.84%++
Portfolio turnover rate           17%         7%         9%         6%           11%
Net assets at end of
  period (in 000's)         $106,754    $52,378    $55,132    $51,569       $25,060






**   Commencement of operations.
++   Annualized.
(a)  Total return is not annualized.







M-122    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                              SERVICE CLASS
      -------------------------------------------------------------
                                                      MAY 2, 2005**
                                                         THROUGH
                 YEAR ENDED DECEMBER 31,               DECEMBER 31,

      -------------------------------------------------------------
        2009        2008        2007        2006           2005
      $   6.93    $   9.47    $   9.86    $   9.91       $ 10.00
      --------    --------    --------    --------       -------
          0.28        0.44        0.61        0.60          0.31
          1.99       (2.54)      (0.39)      (0.05)        (0.09)
      --------    --------    --------    --------       -------
          2.27       (2.10)       0.22        0.55          0.22
      --------    --------    --------    --------       -------

         (0.28)      (0.44)      (0.61)      (0.60)        (0.31)
      --------    --------    --------    --------       -------
      $   8.92    $   6.93    $   9.47    $   9.86       $  9.91
      ========    ========    ========    ========       =======
         33.21%     (22.97%)      2.34%       5.73%         1.91%(a)

          3.44%       5.09%       6.32%       6.12%         4.51%++
          0.93%       0.94%       0.92%       0.95%         1.09%++
            17%          7%          9%          6%           11%
      $309,163    $150,355    $280,400    $232,856       $92,528






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-123

MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             1.61%         4.86%         5.78%





                                            (After Portfolio operating expenses)

                                                   BARCLAYS CAPITAL
                                                    U.S. GOVERNMENT
                                  INITIAL CLASS       BOND INDEX
                                  -------------    ----------------
12/31/99                              10000              10000
                                      11222              11324
                                      11967              12143
                                      13146              13539
                                      13393              13858
                                      13838              14340
                                      14168              14720
                                      14743              15232
                                      15728              16551
                                      17270              18601
12/31/09                              17548              18192






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             1.36%         4.60%         5.52%




                                            (After Portfolio operating expenses)

                                                   BARCLAYS CAPITAL
                                                    U.S. GOVERNMENT
                                  SERVICE CLASS       BOND INDEX
                                  -------------    ----------------
12/31/99                              10000              10000
                                      11194              11324
                                      11907              12143
                                      13048              13539
                                      13261              13858
                                      13668              14340
                                      13953              14720
                                      14483              15232
                                      15413              16551
                                      16881              18601
12/31/09                              17111              18192






 BENCHMARK PERFORMANCE                          ONE          FIVE           TEN
                                               YEAR          YEARS         YEARS
Barclays Capital U.S. Government Bond
Index(3)                                       -2.20%        4.87%         6.17%
Average Lipper Variable Products General
U.S. Government Portfolio(4)                    5.99         4.12          5.63





1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 4.83% and 5.77% for Initial Class shares and 4.59% and 5.52% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products General U.S. Government Portfolio is representative of portfolios that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent monitor of fund performance.




M-124    MainStay VP Government Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,022.60        $2.96          $1,022.30         $2.96
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,021.30        $4.23          $1,021.00         $4.23
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                mainstayinvestments.com    M-125

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


(PORTFOLIO COMPOSITION PIE CHART)

              U.S. GOVERNMENT
                 & FEDERAL
AGENCIES                                        95.7
-----------------------------                   ----
Short-Term Investment                           19.10
Asset-Backed Securities                          1.50
Mortgage-Backed Securities                       1.20
Municipal Bond                                   0.40
Other Assets, Less Liabilities                 (17.90)








See Portfolio of Investments beginning on page M-130 for specific holdings within these categories.



TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  United States Treasury Note, 4.75%, due
        8/15/17
    2.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 6.00%, due 7/1/36 TBA
    3.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 6.50%, due 12/1/33 TBA
    4.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 6/1/33
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 5.00%, due 3/1/38 TBA
    6.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.00%, due 5/1/36
    7.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 8/1/36 TBA
    8.  Federal National Mortgage Association,
        5.375%, due 6/12/17
    9.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.00%, due 2/1/36
   10.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 4/1/36







M-126    MainStay VP Government Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


QUESTIONS ANSWERED BY GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.





HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Government Portfolio returned 1.61% for Initial Class shares and 1.36% for Service Class shares. Both share classes underperformed the 5.99% return of the average Lipper(1) Variable Products General U.S. Government Portfolio but outper-formed the -2.20% return of the Barclays Capital U.S. Government Bond Index(1) for the 12 months ended December 31, 2009. The Barclays Capital U.S. Government Bond Index is the Portfolio's broad-based securities-market index.



WHAT KEY FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?



The Portfolio likely benefited relative to its peers and the benchmark from overweight positions in mortgage-backed securities issued by government-sponsored and government-related entities and overweight positions in bank debentures guaranteed by the Federal Deposit Insurance Corporation (FDIC). During 2009, we also introduced incremental yield by emphasizing higher-coupon mortgage securities and by maintaining a small position in asset-backed securities. Finally, a modest amount of trading activity, aside from mortgage dollar rolls, minimized transaction costs. Peers that outperformed the Portfolio may have been more biased to a steeper Treasury yield curve,(2) may have had more exposure to Treasury inflation-protected securities (TIPS), and may have been more active in non-government-related sectors, such as nonagency securitizations of residential mortgages.



HOW DID THE PORTFOLIO'S DURATION(3) STRATEGY AFFECT ITS PERFORMANCE IN 2009?



The Portfolio maintained an intermediate duration close to 4.0 years. We fine-tuned the duration around this point by first estimating the median duration of peer portfolios, then tactically leaning the Portfolio's duration in the direction we believed interest rates were likely to move over the near- to medium-term. Given the general trend toward higher Treasury yields during 2009, peer portfolios with shorter durations would have had an advantage.



WHAT MAJOR MARKET TRENDS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING 2009?



The Federal Reserve expanded its program of direct purchase of securities during the reporting period. Policy makers intended to purchase $300 billion of longer-term Treasurys, $1.25 trillion of agency mortgage-backed securities and $200 billion of agency debt. The Treasury also expanded its liquidity facilities, such as the Term Asset-Backed Securities Loan Facility (TALF), to support the secondary markets crucial to consumer and business lending. Given the size of these initiatives and the liquidity they would impart, investors expected risk premiums to contract for spread(4) product (securities that trade at a spread to comparable-duration Treasurys to compensate for embedded risk). Newly enacted fiscal stimulus was also a catalyst for narrower spreads.



To take advantage of the government's actions, the Portfolio maintained healthy exposures to spread sectors that had the advantage of a government seal, including agency mortgage pass-throughs and federally-guaranteed bank debentures. We suspected, however, that the market's sudden appetite for risk



The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Investments in the Portfolio are not guaranteed, even though the principal or income of some of the Portfolio's investments is guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


2. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.


3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.


4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-127
might have been an overreaction should a swift economic recovery not be forthcoming. With that view, we positioned the Portfolio for a flatter yield curve. (The yield curve flattens when the difference between short- and long-term yields decreases.)



Interest-rate volatility quieted under the Federal Reserve's resolve to maintain the federal funds target rate in a near-zero range. This gave us the confidence to weight mortgage-backed securities at levels neutral to the Barclays Capital U.S. Government Bond Index and to emphasize higher-coupon securities within the sector that offered better-than-average yields.
The higher yield helped compensate for the risk of unpredictable cash flows. That risk is diminished when interest-rate volatility is subdued and Treasurys remain range-bound.



WHICH FIXED-INCOME SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?



The Portfolio's sizeable exposure to short-term bank debentures guaranteed by the FDIC was a positive contributor to performance, as spreads tightened toward levels consistent with debentures issued by such government-sponsored enterprises as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).



The Portfolio benefited by maintaining the majority of its agency pass-through exposure in the center of the coupon stack--or coupons of 5% to 6.5%--for securities backed by 30-year mortgages. Within that range, we favored higher coupons for their better yield. We also overweighted securities backed by 15-year mortgages for their superior convexity.(5)





We kept the Portfolio's residential mortgage exposure straightforward, maintaining the bulk of the position in agency residential mortgage pass-throughs. The Portfolio strengthened its results by de-emphasizing collateralized mortgage obligations (CMOs), because the market appeared to prefer liquid securities over structured products during the reporting period.



An overweight position in asset-backed securities also contributed positively to the Portfolio's results as the sector rebounded from the illiquidity that had characterized earlier periods.



WHAT INVESTMENT DECISIONS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?



We had positioned the Portfolio for a narrowing spread between 2-year and 10-year benchmark Treasurys. Unfortunately, this positioning hurt per-formance when the yield spread widened on the market's anticipation of faster economic growth and higher inflation.



The Portfolio's allocation to Treasury inflation-protected securities (TIPS) may have been lower than that of its peers. This positioning detracted from the Portfolio's results when TIPS outperformed nominal Treasurys on renewed sponsorship. The tight spread between inflation-protected yields and nominal Treasury yields attracted investors to TIPS despite slack in labor markets and modest manufacturing capacity. Gradually rising oil prices since February may have also reinforced the trade.



The Portfolio's emphasis on mortgage-backed securities issued by the Government National Mortgage Association (Ginnie Mae) was a slight detractor from performance when the securities' prepayment rates accelerated with the purchase of delinquent loans by mortgage service providers.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?



We introduced a bias toward a shallower yield-curve by adding exposure in the 10-year maturity segment of the curve and by subtracting exposure from the 2-year maturity segment. Both sides of the trade were executed using Treasury futures. The yield-curve slope steepened as the consensus economic outlook improved, and the trade detracted from the Portfolio's performance. We unwound the trade late in 2009.



During 2009, we shifted exposure from mortgage pass-throughs issued by Fannie Mae to similar-coupon securities issued by Ginnie Mae. We viewed the pricing relationship of the Ginnie Mae/Fannie Mae swap as oversold. The swap had become considerably less costly on concerns about deteriorating Ginnie Mae technicals (such as too much supply and too little foreign demand) and a widening gap between Ginnie Mae and Fannie Mae prepayment rates. The Ginnie Mae/Fannie Mae spread, however, was slow to normalize, and the trade detracted from the Portfolio's performance.




5. Convexity is a measure of the relationship between bond prices and yields. It shows how duration will change as interest rates vary. Convexity may help measure and manage the market risk of a fixed-income portfolio.



M-128    MainStay VP Government Portfolio

During the reporting period, we sold Treasury securities to purchase mortgage-backed securities. The trade enhanced the Portfolio's yield while also positioning the Portfolio for tighter mortgage spreads as the Federal Reserve and the U.S. Treasury expanded their sponsorship of the sector.



In the last four months of 2009, we reduced the Portfolio's allocation to bank debentures guaranteed by the FDIC by selling at what we believed to be attractive prices after spreads had sharply tightened. We redeployed the proceeds into mortgage-backed securities.



HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?



Perhaps the most significant changes were reductions in Treasury securities and agency debentures. These reductions were used to fund purchases of mortgage-backed securities.



HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2009?



Relative to our estimate of the median peer portfolio, MainStay VP Government Portfolio was underweight U.S. Treasurys and agency debentures as of Decem-ber 31, 2009. As of the same date, the Portfolio was overweight residential mortgage-backed securities backed by single- and multi-family properties.
The Portfolio was also slightly overweight in asset-backed securities. Under narrowing spreads, the Portfolio benefited relative to its peers from an underweight position in nominal Treasurys and from overweight positions in mortgage- and asset-backed securities. The Portfolio's exposure to agency deben-tures was skewed toward longer-dated securities.
This overweight met resistance as the yield curve steepened during the reporting period. The Portfolio was adversely affected by its underweight in TIPS, which outperformed nominal Treasurys.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.




Information about MainStay VP Government Portfolio on this page and the preceding pages has not been audited.


                                                mainstayinvestments.com    M-129

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2009




                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 98.8%+
ASSET-BACKED SECURITIES 1.5%
----------------------------------------------------------------

CREDIT CARDS 0.2%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.523%, due 1/15/14 (a)            $   855,000   $     822,183
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.4%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                    1,231,547       1,340,523
                                                   -------------


HOME EQUITY 0.4%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)                574,951         563,826
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)                946,497         908,189
                                                   -------------
                                                       1,472,015
                                                   -------------

UTILITIES 0.5%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                  1,650,000       1,787,500
                                                   -------------
Total Asset-Backed Securities
  (Cost $5,256,011)                                    5,422,221
                                                   -------------



MORTGAGE-BACKED SECURITIES 1.2%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.2%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                 1,359,927       1,369,525
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  6.03%, due 8/25/36                   1,212,900         961,205
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)               530,000         449,949
GS Mortgage Securities Corp.
  II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (c)                  222,465         224,474
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.92%, due 2/25/42
  (a)(c)(d)(e)                         1,399,749       1,307,086
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $4,718,326)                                    4,312,239
                                                   -------------



MUNICIPAL BOND 0.4%
----------------------------------------------------------------

TEXAS 0.4%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)               1,280,000       1,280,922
                                                   -------------
Total Municipal Bond
  (Cost $1,282,557)                                    1,280,922
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 95.7%
----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.3%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                     986,437       1,025,430
                                                   -------------


FANNIE MAE GRANTOR TRUST (COLLATERALIZED MORTGAGE OBLIGATION)
  0.8%
  Series 2003-T1, Class B
  4.491%, due 11/25/12                 2,660,000       2,762,254
                                                   -------------


FANNIE MAE STRIP (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.1%
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (f)                1,572,894         349,519
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (f)                 284,097          63,198
                                                   -------------
                                                         412,717

                                                   -------------

FEDERAL HOME LOAN BANK 4.6%
  5.00%, due 11/17/17                  3,150,000       3,407,415
  5.125%, due 8/14/13                  3,725,000       4,100,484
  5.50%, due 7/15/36                   8,250,000       8,463,328
                                                   -------------
                                                      15,971,227

                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 0.4%
  4.75%, due 11/17/15                  1,395,000       1,509,345
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 6.6%
  3.00%, due 8/1/10                      809,772         815,184
  4.342%, due 3/1/35 (a)                  79,739          82,340
  5.00%, due 1/1/20                    2,335,397       2,458,292



+  Percentages indicated are based on Portfolio net assets.

v Among the Portfolio's 10 largest holdings or issuers held as of December 31, 2009, excluding short-term investments. May be subject to change daily.



M-130    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 6/1/33                  $ 4,583,477   $   4,722,217
  5.00%, due 8/1/33                    2,442,580       2,514,839
  5.00%, due 5/1/36                    1,647,829       1,691,685
  5.045%, due 6/1/35 (a)               1,668,462       1,756,027
  5.50%, due 1/1/21                    1,559,558       1,660,155
  5.50%, due 1/1/33                    6,096,834       6,415,648
  5.656%, due 2/1/37 (a)                 616,281         646,963
  6.50%, due 4/1/37                      449,835         481,931
                                                   -------------
                                                      23,245,281

                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 8.6%
  2.50%, due 5/15/14                   5,350,000       5,339,503
  2.75%, due 3/13/14                   5,925,000       5,975,321
  4.625%, due 5/1/13                   3,285,000       3,455,919
 v    5.375%, due 6/12/17              8,425,000       9,341,303
  6.625%, due 11/15/30                 4,900,000       5,888,859
                                                   -------------
                                                      30,000,905

                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 33.4%
  2.329%, due 11/1/34 (a)                426,019         434,587
  3.622%, due 4/1/34 (a)                 727,944         751,639
  4.50%, due 7/1/18                    6,314,212       6,581,310
  4.50%, due 11/1/18                   4,988,201       5,199,208
  4.50%, due 7/1/20 TBA (g)            1,700,000       1,748,345
  4.50%, due 6/1/23                    8,100,005       8,348,989
  5.00%, due 11/1/17                   3,445,163       3,630,765
  5.00%, due 9/1/20                      463,030         486,672
  5.00%, due 6/1/35                    4,057,816       4,177,226
  5.00%, due 8/1/35 TBA (g)              960,000         985,050
  5.00%, due 1/1/36                      859,432         883,648
 v    5.00%, due 2/1/36                8,276,183       8,509,382
 v    5.00%, due 5/1/36               10,350,443      10,642,089
  5.50%, due 11/1/17                   2,282,012       2,429,910
  5.50%, due 6/1/19                    1,526,223       1,627,046
  5.50%, due 11/1/19                   1,663,966       1,773,888
  5.50%, due 4/1/21                    3,233,075       3,442,612
  5.50%, due 6/1/21                      509,714         540,838
 v    5.50%, due 6/1/33               10,628,463      11,170,958
  5.50%, due 12/1/33                   6,488,615       6,819,804
  5.50%, due 6/1/34                    1,681,332       1,767,150
  5.50%, due 3/1/35                    2,964,811       3,116,140
  5.50%, due 12/1/35 TBA (g)           1,340,755       1,408,352
 v    5.50%, due 4/1/36                8,068,060       8,474,825
  5.50%, due 1/1/37                      896,429         940,083
  5.50%, due 7/1/37                      708,718         742,678
  5.50%, due 8/1/37                    1,681,692       1,766,477
  6.00%, due 12/1/16                     158,728         170,107
  6.00%, due 1/1/33                      985,647       1,053,410
  6.00%, due 3/1/33                      951,983       1,016,836
  6.00%, due 9/1/34                      142,420         151,899
  6.00%, due 9/1/35                    2,570,266       2,736,671
  6.00%, due 10/1/35                     331,838         353,097
  6.00%, due 4/1/36                    3,320,505       3,533,225
  6.00%, due 6/1/36                    3,692,491       3,922,118
  6.00%, due 11/1/36                   2,400,075       2,549,330
  6.00%, due 4/1/37                      953,534       1,008,065
  6.50%, due 10/1/31                     299,208         323,519
  6.50%, due 7/1/32                      165,844         179,216
  6.50%, due 2/1/37                      613,932         658,154
  6.50%, due 8/1/47                      729,912         776,900
                                                   -------------
                                                     116,832,218

                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.9%
  Series 2006-32, Class A
  5.079%, due 1/16/30                  2,951,950       3,095,926
                                                   -------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 20.8%
  5.00%, due 4/15/34                   4,150,267       4,296,677
 v    5.00%, due 3/1/38 TBA
  (g)                                 10,440,000      10,699,371
  5.50%, due 6/15/33                   2,409,429       2,542,433
  5.50%, due 12/15/35                  1,620,038       1,705,923
 v    5.50%, due 8/1/36 TBA
  (g)                                  9,160,000       9,595,100
  6.00%, due 8/15/32                     636,392         679,236
  6.00%, due 10/15/32                    903,075         964,733
 v    6.00%, due 7/1/36 TBA
  (g)                                 22,370,000      23,635,292
  6.50%, due 7/15/28                     111,005         120,068
  6.50%, due 8/15/28                     152,453         164,909
  6.50%, due 7/15/32                     600,536         646,872
 v    6.50%, due 12/1/33 TBA
  (g)                                 16,655,000      17,706,347
                                                   -------------
                                                      72,756,961

                                                   -------------

HVIDE VAN OMMEREN TANKERS LLC 1.2%
  Series I
  7.54%, due 12/14/23 (h)              1,845,000       2,195,550
  Series II
  7.54%, due 12/14/23 (h)              1,828,000       2,175,320
                                                   -------------
                                                       4,370,870

                                                   -------------

OVERSEAS PRIVATE INVESTMENT CORPORATION 2.3%
  5.142%, due 12/15/23 (h)             7,749,919       8,144,158
                                                   -------------


TENNESSEE VALLEY AUTHORITY 3.9%
  4.65%, due 6/15/35 (h)               4,395,000       3,930,084
  4.75%, due 8/1/13                    5,300,000       5,703,770
  6.25%, due 12/15/17 (h)              3,485,000       3,974,984
                                                   -------------
                                                      13,608,838
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-131

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
UNITED STATES TREASURY BONDS 3.0%
  4.50%, due 8/15/39 (g)             $ 1,415,000   $   1,382,942
  6.875%, due 8/15/25                  3,220,000       4,086,885
  8.75%, due 8/15/20                   3,460,000       4,894,820
                                                   -------------
                                                      10,364,647

                                                   -------------

UNITED STATES TREASURY NOTES 8.1%
  2.00%, due 7/15/14 T.I.P.S.
  (i)                                  3,440,430       3,644,706
 v    4.75%, due 8/15/17              22,900,000      24,848,286
                                                   -------------
                                                      28,492,992

                                                   -------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.7%
  (zero coupon), due 8/15/28           5,615,000       2,280,734
                                                   -------------

Total U.S. Government &
  Federal Agencies
  (Cost $329,345,389)                                334,874,503
                                                   -------------
Total Long-Term Bonds
  (Cost $340,602,283)                                345,889,885
                                                   -------------



SHORT-TERM INVESTMENT 19.1%
----------------------------------------------------------------

REPURCHASE AGREEMENT 19.1%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $66,689,350 (Collateralized
  by a United States Treasury
  Bill with a
  zero coupon rate and a
  maturity date of 2/18/10,
  with a Principal Amount of
  $68,025,000 and a Market
  Value of $68,025,000)               66,689,312      66,689,312
                                                   -------------
Total Short-Term Investment
  (Cost $66,689,312)                                  66,689,312
                                                   -------------
Total Investments
  (Cost $407,291,595) (j)                  117.9%    412,579,197
Other Assets, Less
  Liabilities                              (17.9)    (62,611,818)
                                           -----    ------------
Net Assets                                 100.0%  $ 349,967,379
                                           =====    ============







+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a) Floating rate--Rate shown is the rate in effect at December 31, 2009.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of the securities at December 31, 2009 is $1,472,015, which represents 0.4%
     of the Portfolio's net assets.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d) Illiquid security--The total market value of this security at December 31, 2009 is $1,307,086, which represents 0.4% of the Portfolio's net assets.
(e)  Fair valued security--The total market
     value of this security at December 31,
     2009 is $1,307,086, which represents 0.4%
     of the Portfolio's net assets.
(f)  Collateralized Mortgage Obligation
     Interest Only Strip - Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(g)  TBA--Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2009 is $67,160,799, which represents 19.2% of the Portfolio's net
     assets. All or a portion of these
     securities were acquired under a mortgage dollar roll agreement.
(h)  United States Government Guaranteed
     Security.
(i)  Treasury Inflation Protected Security -
     Pays a fixed rate of interest on a
     principal amount that is continuously
     adjusted for inflation based on the
     Consumer Price Index-Urban Consumers.
(j)  At December 31, 2009, cost is
     $407,291,595 for federal income tax
     purposes and net unrealized appreciation is as follows:





Gross unrealized appreciation       $ 9,427,840
Gross unrealized depreciation        (4,140,238)
                                    -----------
Net unrealized appreciation         $ 5,287,602
                                    ===========







M-132    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.


ASSET VALUATION INPUTS



                                                    QUOTED
                                                    PRICES
                                                 IN ACTIVE     SIGNIFICANT
                                               MARKETS FOR           OTHER     SIGNIFICANT
                                                 IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                    ASSETS          INPUTS          INPUTS
DESCRIPTION                                      (LEVEL 1)       (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                         $     --    $  5,422,221      $       --    $  5,422,221
  Mortgage-Backed Securities                            --       3,005,153       1,307,086       4,312,239
  Municipal Bond                                        --       1,280,922              --       1,280,922
  U.S. Government & Federal Agencies                    --     334,874,503              --     334,874,503
                                                  --------    ------------      ----------    ------------
Total Long-Term Bonds                                   --     344,582,799       1,307,086     345,889,885
                                                  --------    ------------      ----------    ------------
Short-Term Investment
  Repurchase Agreement                                  --      66,689,312              --      66,689,312
                                                  --------    ------------      ----------    ------------
Total Investments in Securities                        $--    $411,272,111      $1,307,086    $412,579,197
                                                  ========    ============      ==========    ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:



                              BALANCE                             CHANGE IN                              NET        NET
                                AS OF     ACCRUED  REALIZED      UNREALIZED                        TRANSFERS  TRANSFERS
 INVESTMENTS             DECEMBER 31,   DISCOUNTS      GAIN    APPRECIATION        NET        NET      IN TO     OUT OF
 IN SECURITIES                   2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES      SALES    LEVEL 3    LEVEL 3
Long-Term Bonds
  Mortgage-Backed
     Securities
  Commercial Mortgage
     Loans
     (Collateralized
     Mortgage
     Obligations)          $1,422,948        $636    $1,790        $(16,404)       $--  $(101,884)       $--        $--
                           ----------        ----    ------        --------        ---  ---------        ---        ---
Total                      $1,422,948        $636    $1,790        $(16,404)       $--  $(101,884)       $--        $--
                           ==========        ====    ======        ========        ===  =========        ===        ===

                                            CHANGE IN
                                           UNREALIZED
                                         APPRECIATION
                                       (DEPRECIATION)
                                                 FROM
                              BALANCE     INVESTMENTS
                                AS OF   STILL HELD AT
 INVESTMENTS             DECEMBER 31,    DECEMBER 31,
 IN SECURITIES                   2009        2009 (A)
Long-Term Bonds
  Mortgage-Backed
     Securities
  Commercial Mortgage
     Loans
     (Collateralized
     Mortgage
     Obligations)          $1,307,086        $(19,953)
                           ----------        --------
Total                      $1,307,086        $(19,953)
                           ==========        ========





(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-133

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $340,602,283)     $345,889,885
Repurchase agreement, at value
  (identified cost $66,689,312)        66,689,312
Receivables:
  Interest                              2,019,185
  Fund shares sold                        218,247
  Investment securities sold               61,848
Other assets                                  821
                                     ------------
     Total assets                     414,879,298
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      64,597,980
  Manager (See Note 3)                    150,249
  Fund shares redeemed                     62,751
  NYLIFE Distributors (See Note 3)         39,040
  Professional fees                        37,661
  Shareholder communication                12,401
  Custodian                                 8,953
  Directors                                 1,054
Accrued expenses                            1,830
                                     ------------
  Total liabilities                    64,911,919
                                     ------------
Net assets                           $349,967,379
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    306,150
Additional paid-in capital            327,591,186
                                     ------------
                                      327,897,336
Accumulated undistributed net
  investment income                    11,678,047
Accumulated undistributed net
  realized gain on investments and
  futures transactions                  5,104,394
Net unrealized appreciation on
  investments                           5,287,602
                                     ------------
Net assets                           $349,967,379
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $167,267,277
                                     ============
Shares of capital stock outstanding    14,581,975
                                     ============
Net asset value per share
  outstanding                        $      11.47
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $182,700,102
                                     ============
Shares of capital stock outstanding    16,032,984
                                     ============
Net asset value per share
  outstanding                        $      11.40
                                     ============







M-134    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Interest                           $ 14,340,241
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,947,091
  Distribution and service--Service
     Class
     (See Note 3)                         504,919
  Professional fees                        89,328
  Shareholder communication                77,326
  Custodian                                27,492
  Directors                                17,842
  Miscellaneous                            21,668
                                     ------------
     Total expenses                     2,685,666
                                     ------------
Net investment income                  11,654,575
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                 6,463,425
  Futures transactions                 (1,335,480)
                                     ------------
Net realized gain on investments
  and futures transactions              5,127,945
                                     ------------
Net change in unrealized
  appreciation on investments         (11,691,678)
                                     ------------
Net realized and unrealized loss on
  investments and futures
  transactions                         (6,563,733)
                                     ------------
Net increase in net assets
  resulting from operations          $  5,090,842
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-135

STATEMENTS OF CHANGES IN NET ASSETS




FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                        2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  11,654,575   $ 12,667,253
 Net realized gain on
  investments and futures
  transactions                     5,127,945      7,193,024
 Net change in unrealized
  appreciation on investments    (11,691,678)    13,961,268
                               ----------------------------
 Net increase in net assets
  resulting from operations        5,090,842     33,821,545
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                 (6,340,122)    (5,950,768)
    Service Class                 (6,522,185)    (5,681,330)
                               ----------------------------
                                 (12,862,307)   (11,632,098)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                   (168,814)            --
    Service Class                   (183,586)            --
                               ----------------------------
                                    (352,400)            --
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (13,214,707)   (11,632,098)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          64,572,878    206,450,367
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               13,214,707     11,632,098
 Cost of shares redeemed        (143,278,348)   (76,338,228)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (65,490,763)   141,744,237
                               ----------------------------
    Net increase (decrease)
     in net assets               (73,614,628)   163,933,684

NET ASSETS:
Beginning of year                423,582,007    259,648,323
                               ----------------------------
End of year                    $ 349,967,379   $423,582,007
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  11,678,047   $ 12,862,291
                               ============================







M-136    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                  mainstayinvestments.com  M-137

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------
                              2009        2008        2007        2006        2005

Net asset value at
  beginning of year         $  11.72    $  11.02    $  10.85    $  10.53    $  10.63
                            --------    --------    --------    --------    --------
Net investment income (a)       0.36        0.44        0.51        0.47        0.40
Net realized and
  unrealized gain (loss)
  on investments               (0.17)       0.60        0.21       (0.04)      (0.15)
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.19        1.04        0.72        0.43        0.25
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.43)      (0.34)      (0.55)      (0.11)      (0.35)
  From net realized gain
     on investments            (0.01)         --          --          --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.44)      (0.34)      (0.55)      (0.11)      (0.35)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  11.47    $  11.72    $  11.02    $  10.85    $  10.53
                            ========    ========    ========    ========    ========
Total investment return         1.61%       9.80%       6.69%       4.06%       2.38%(b)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income         3.12%       3.91%       4.61%       4.45%       3.75%
  Net expenses                  0.56%       0.57%       0.56%       0.57%       0.43%
  Expenses (before
     reimbursement)             0.56%       0.57%       0.56%       0.57%       0.56%
Portfolio turnover rate          141%(c)      72%(c)      15%         83%(c)     171%(c)
Net assets at end of year
  (in 000's)                $167,267    $206,744    $170,115    $189,235    $231,485






(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(c)  The portfolio turnover rates not including mortgage dollar rolls are 24%, 50%,
     25% and 46% for the years ended December 31, 2009, 2008, 2006 and 2005, respectively.






M-138    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                               Service Class
      ---------------------------------------------------------------
                          Year ended December 31,
---------------------------------------------------------------------

             2009             2008        2007       2006       2005
           $  11.66         $  10.97    $ 10.81    $ 10.50    $ 10.61
           --------         --------    -------    -------    -------
               0.33             0.40       0.48       0.45       0.38
              (0.17)            0.62       0.20      (0.05)     (0.16)
           --------         --------    -------    -------    -------
               0.16             1.02       0.68       0.40       0.22
           --------         --------    -------    -------    -------

              (0.41)           (0.33)     (0.52)     (0.09)     (0.33)
              (0.01)              --         --         --         --
           --------         --------    -------    -------    -------
              (0.42)           (0.33)     (0.52)     (0.09)     (0.33)
           --------         --------    -------    -------    -------
           $  11.40         $  11.66    $ 10.97    $ 10.81    $ 10.50
           ========         ========    =======    =======    =======
               1.36%            9.53%      6.42%      3.80%      2.08%(b)

               2.87%            3.59%      4.36%      4.20%      3.50%
               0.81%            0.82%      0.81%      0.82%      0.68%
               0.81%            0.82%      0.81%      0.82%      0.81%
                141%(c)           72%(c)     15%        83%(c)    171%(c)
           $182,700         $216,838    $89,533    $69,104    $58,267





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-139

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL                ONE     INCEPTION
TOTAL RETURNS                 YEAR    (2/13/06)
-----------------------------------------------
After Portfolio operating
  expenses                   28.04%     -0.21%





                                            (After Portfolio operating expenses)
(Performance Graph)

                                                              MORGAN STANLEY
                                            S&P 500(R)    CAPITAL INTERNATIONAL
                           INITIAL CLASS      INDEX*          EAFE(R) INDEX*
                           -------------    ----------    ---------------------
2/13/2006                      10000           10000              10000
12/31/2006                     11242           11386              12152
12/31/2007                     12412           12012              13509
12/31/2008                      7748            7568               7649
12/31/2009                      9920            9570              10080






SERVICE CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL                ONE     INCEPTION
TOTAL RETURNS                 YEAR    (2/13/06)
-----------------------------------------------
After Portfolio operating
  expenses                   27.72%     -0.46%





                                            (After Portfolio operating expenses)
(Performance Graph)

                                                              MORGAN STANLEY
                                            S&P 500(R)    CAPITAL INTERNATIONAL
                           SERVICE CLASS      INDEX*          EAFE(R) INDEX*
                           -------------    ----------    ---------------------
2/13/2006                      10000           10000              10000
12/31/2006                     11218           11386              12152
12/31/2007                     12355           12012              13509
12/31/2008                      7691            7568               7649
12/31/2009                      9823            9570              10080






 BENCHMARK PERFORMANCE                          ONE          SINCE
                                               YEAR        INCEPTION
S&P 500(R) Index(2)                            26.46%        -1.12%
Morgan Stanley Capital International
EAFE Index(2)                                  31.78          0.20
Average Lipper Variable Products Multi-
Cap Core Portfolio(3)                          31.30         -2.39





1. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. New York Life Investment Management LLC may recoup the amount of certain management fee waivers or expense reimbursements from the Portfolio pursuant to the agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on August 1, 2010.



2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.


3. The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-140    MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,215.40        $0.17          $1,025.10         $0.15
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,213.90        $1.56          $1,023.80         $1.43
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.03% for Initial Class and 0.28% Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.



                                                mainstayinvestments.com    M-141

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2009 (UNAUDITED)


(COMPOSITION PIE CHART)

Growth of Capital                               65.70
Total Return                                    24.00
Capital Appreciation                            10.40
Other Assets, Less Liabilities                  (0.10)






See Portfolio of Investments on page M-146 for specific holdings within these categories.







M-142    MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.



HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Growth Allocation Portfolio returned 28.04% for Initial Class shares and 27.72% for Service Class shares. Both share classes underperformed the 31.30% return of the average Lipper(1) Variable Products Multi-Cap Core Portfolio and outperformed the 26.46% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?





The Portfolio's performance relative to its Lipper peers and the S&P 500(R) Index was partially attribut-able to exposure to non-large-cap stocks and strong security selection within a few of the Portfolio's
Underlying Portfolios/Funds.



DURING 2009, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?



In managing the Portfolio, we consider a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Under-lying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that we believe have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During 2009, these techniques had little cumulative impact on performance, neither adding to nor detracting from value.



WERE THERE ANY CHANGES IN THE PORTFOLIO'S ALLOCATIONS AMONG UNDERLYING PORTFOLIOS/FUNDS DURING 2009?



During 2009, the Portfolio made four primary allocation changes. First, we lowered the Portfolio's average equity market capitalization during the year through purchases of MainStay VP Mid Cap Core Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay Epoch U.S. All Cap Fund. So far, the impact of this strategy has been muted because performance among the lower-cap stocks was not substantially different from the performance of large-cap stocks in the latter months of 2009, when the strategy was implemented.





Second, we reduced the Portfolio's bias toward growth equities through sales of MainStay VP Growth Equity Portfolio, MainStay VP Large Cap Growth Portfolio and MainStay 130/30 Growth Fund. This may have reduced excess returns by a small amount as growth stocks generally outperformed value stocks in the final months of the year.



Third, we reduced the Portfolio's position in Main-
Stay VP Common Stock Portfolio, with the proceeds directed primarily to MainStay 130/30 Core Fund. This move also has had relatively little impact on the Port-folio's performance because both Underlying Portfo-lios/Funds generated a similar level of return after the trade.



Fourth, in an effort to further diversify the Portfolio across management styles, we moved assets from MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio and redirected them in part into MainStay MAP Fund. Through the end of 2009, this move did not have a substantial impact on performance.



WHICH OF THE PORTFOLIO'S UNDERLYING PORTFOLIOS/FUNDS HAD THE STRONGEST TOTAL RETURNS AND WHICH UNDERLYING PORTFOLIOS/FUNDS HAD THE WEAKEST TOTAL RETURNS?



In 2009, MainStay VP U.S. Small Cap Portfolio posted the highest total return of any of the Underlying Equity Portfolios/Funds in which the Portfolio invested. MainStay VP Large Cap Growth Portfolio had the second-highest total return. Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, MainStay VP International Equity Portfolio and MainStay 130/30 Core Fund posted the lowest total returns.




1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-143

WHICH UNDERLYING PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S OVERALL PERFORMANCE AND WHICH UNDERLYING PORTFOLIOS/FUNDS WERE PARTICULARLY WEAK?



Substantial positions in MainStay VP Large Cap Growth Portfolio and MainStay VP Common Stock Portfolio had the greater positive impact on the Portfolio's performance. No Underlying Equity Portfolios/Funds in which the Portfolio invested generated negative returns. However, weak performance within MainStay VP Common Stock Portfolio and MainStay 130/30 Core Fund meant that the allocations made to these Portfolios/Funds resulted in disappointingly small contributions to return.







The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



M-144    MainStay VP Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.



The Portfolio's performance depends on the Subadvisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.



The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.



The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:



- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.



- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger capitalization companies.



- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.



- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.





- Short sales involve costs and risk. If a security sold short increases in price, an Underlying Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.





- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE UNDERLYING MONEY MARKET PORTFOLIOS/FUNDS IN WHICH THE PORTFOLIO MAY INVEST SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE THAT THE PORTFOLIO MAY LOSE MONEY ON INVESTMENTS IN THESE UNDERLYING MONEY MARKET PORTFOLIOS/FUNDS.



Before making an investment in the Portfolio, you should consider all the risks associated with it.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



Information about MainStay VP Growth Allocation Portfolio on this page and the preceding pages has not been audited.





                                                mainstayinvestments.com    M-145

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.1%+
-------------------------------------------------------------

EQUITY FUNDS 100.1%
MainStay 130/30 Core Fund
  Class I (a)                       3,598,689   $  24,651,021
MainStay 130/30 Growth Fund
  Class I (a)(b)                      472,448       3,770,131
MainStay 130/30 International
  Fund Class I (a)                  2,237,377      14,162,596
MainStay Epoch Global Choice
  Fund Class I (a)                    154,155       2,125,796
MainStay Epoch U.S. All Cap
  Fund Class I                         21,662         439,296
MainStay ICAP Equity Fund
  Class I                             567,431      17,959,200
MainStay ICAP International
  Fund Class I                        498,005      14,158,286
MainStay MAP Fund Class I             616,169      17,184,964
MainStay VP Common Stock
  Portfolio Initial Class           1,075,658      15,573,545
MainStay VP Growth Equity
  Portfolio Initial Class              74,699       1,646,669
MainStay VP ICAP Select Equity
  Portfolio Initial Class           1,744,167      18,669,891
MainStay VP International
  Equity Portfolio Initial
  Class (a)                         1,038,324      13,110,397
MainStay VP Large Cap Growth
  Portfolio Initial Class
  (a)(b)                            2,510,760      32,328,877
MainStay VP Mid Cap Core
  Portfolio Initial Class (a)       3,238,655      31,194,526
MainStay VP U.S. Small Cap
  Portfolio Initial Class
  (a)(b)                              655,530       4,884,462
                                                -------------
Total Investments
  (Cost $215,074,859) (c)               100.1%    211,859,657
Other Assets, Less Liabilities           (0.1)       (242,497)
                                        -----    ------------
Net Assets                              100.0%  $ 211,617,160
                                        =====    ============







+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds share class.
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At December 31, 2009, cost is
     $218,993,333 for federal income tax
     purposes and net unrealized depreciation is as follows:






Gross unrealized appreciation      $  7,931,952
Gross unrealized depreciation       (15,065,628)
                                   ------------
Net unrealized depreciation        $ (7,133,676)
                                   ============





The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.





ASSET VALUATION INPUTS




                                                      QUOTED
                                                      PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
DESCRIPTION                                        (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
  Affiliated Investment Companies--Equity
  Funds                                         $211,859,657      $     --        $     --    $211,859,657
                                                ------------      --------        --------    ------------
Total Investments in Securities                 $211,859,657      $     --             $--    $211,859,657
                                                ============      ========        ========    ============






(a) For detailed descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




M-146    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $215,074,859)                 $211,859,657
Cash                                       29,318
Receivables:
  Fund shares sold                         68,428
Other assets                                  278
                                     ------------
     Total assets                     211,957,681
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                    235,693
  NYLIFE Distributors (See Note 3)         39,318
  Investment securities purchased          29,317
  Professional fees                        20,721
  Shareholder communication                10,393
  Custodian                                 3,136
  Directors                                   580
Accrued expenses                            1,363
                                     ------------
  Total liabilities                       340,521
                                     ------------
Net assets                           $211,617,160
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    245,450
Additional paid-in capital            254,107,483
                                     ------------
                                      254,352,933
Accumulated undistributed net
  investment income                     2,294,336
Accumulated net realized loss on
  investments                         (41,814,907)
Net unrealized depreciation on
  investments                          (3,215,202)
                                     ------------
Net assets                           $211,617,160
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 24,773,530
                                     ============
Shares of capital stock outstanding     2,866,653
                                     ============
Net asset value per share
  outstanding                        $       8.64
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $186,843,630
                                     ============
Shares of capital stock outstanding    21,678,395
                                     ============
Net asset value per share
  outstanding                        $       8.62
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-147

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $  2,774,165
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   383,079
  Professional fees                        45,610
  Shareholder communication                31,814
  Directors                                 7,548
  Custodian                                 2,951
  Miscellaneous                             8,808
                                     ------------
     Total expenses                       479,810
                                     ------------
Net investment income                   2,294,355
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                     (36,164,213)
Capital gain distributions from
  affiliated investment companies          11,707
                                     ------------
Net realized loss on investments
  from affiliated investment
  companies                           (36,152,506)
                                     ------------
Net change in unrealized
  depreciation on investments          79,285,564
                                     ------------
Net realized and unrealized gain on
  investments and investments          43,133,058
                                     ------------
Net increase in net assets
  resulting from operations          $ 45,427,413
                                     ============







M-148    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                                   2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                     $  2,294,355     $  1,651,117
 Net realized gain (loss) on
  investments from affiliated investment
  company transactions                      (36,152,506)         541,500
 Net change in unrealized appreciation
  (depreciation) on investments              79,285,564      (85,424,794)
                                           -----------------------------
 Net increase (decrease) in net assets
  resulting from operations                  45,427,413      (83,232,177)
                                           -----------------------------
Dividends and distributions to
  shareholders:
 From net investment income:
    Initial Class                              (493,803)        (137,311)
    Service Class                            (3,337,200)        (888,878)
                                           -----------------------------
                                             (3,831,003)      (1,026,189)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                              (405,537)        (434,580)
    Service Class                            (3,070,349)      (3,777,429)
                                           -----------------------------
                                             (3,475,886)      (4,212,009)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                               (7,306,889)      (5,238,198)
                                           -----------------------------
Capital share transactions:
 Net proceeds from sale of shares            34,962,763       66,691,315
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                 7,306,889        5,238,198
 Cost of shares redeemed                    (19,453,418)     (18,578,086)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions              22,816,234       53,351,427
                                           -----------------------------

    Net increase (decrease) in net
     assets                                  60,936,758      (35,118,948)

NET ASSETS:
Beginning of year                           150,680,402      185,799,350
                                           -----------------------------
End of year                                $211,617,160     $150,680,402
                                           =============================
Accumulated undistributed net investment
  income at end of year                    $  2,294,336     $  3,831,002
                                           =============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-149

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                      INITIAL CLASS
                                --------------------------------------------------------
                                                                            FEBRUARY 13,
                                                                               2006**
                                                                               THROUGH
                                         YEAR ENDED DECEMBER 31,            DECEMBER 31,

                                --------------------------------------------------------
                                       2009             2008       2007         2006
Net asset value at
  beginning of period                 $  7.02         $ 11.69    $ 11.10       $10.00
                                      -------         -------    -------       ------
Net investment income                    0.12 (a)        0.11 (a)   0.07         0.08 (a)
Net realized and
  unrealized gain (loss)
  on investments                         1.83           (4.50)      1.11         1.17
                                      -------         -------    -------       ------
Total from investment
  operations                             1.95           (4.39)      1.18         1.25
                                      -------         -------    -------       ------
Less dividends and
  distributions:
 From net investment
  income                                (0.18)          (0.07)     (0.14)       (0.08)
 From net realized gain
  on investments                        (0.15)          (0.21)     (0.45)       (0.07)
                                      -------         -------    -------       ------
Total dividends and
  distributions                         (0.33)          (0.28)     (0.59)       (0.15)
                                      -------         -------    -------       ------
Net asset value at end of
  period                              $  8.64         $  7.02    $ 11.69       $11.10
                                      =======         =======    =======       ======
Total investment return                 28.04%         (37.58%)    10.41%       12.42%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
 Net investment income                   1.56%           1.14%      0.75%        0.90%++
 Net expenses (c)                        0.06%           0.07%      0.07%        0.24%++
 Expenses (before
  reimbursement) (c)                     0.06%           0.07%      0.09%        0.24%++
Portfolio turnover rate                    47%             42%        16%          61%
Net assets at end of
  period (in 000's)                   $24,774         $15,699    $17,160       $7,312





** Commencement of operations.



++ Annualized.



(a) Per share data based on average shares outstanding during the period.



(b) Total return is not annualized.



(c) In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.




M-150    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                        SERVICE CLASS
      ------------------------------------------------
                                          FEBRUARY 13,
                                             2006**
                                             THROUGH
           YEAR ENDED DECEMBER 31,        DECEMBER 31,
      ------------------------------------------------

        2009        2008        2007          2006
      $   7.00    $  11.67    $  11.08       $ 10.00
      --------    --------    --------       -------
          0.10 (a)    0.09 (a)    0.05          0.07 (a)
          1.83       (4.50)       1.10          1.15
      --------    --------    --------       -------
          1.93       (4.41)       1.15          1.22
      --------    --------    --------       -------

         (0.16)      (0.05)      (0.11)        (0.07)
         (0.15)      (0.21)      (0.45)        (0.07)
      --------    --------    --------       -------
         (0.31)      (0.26)      (0.56)        (0.14)
      --------    --------    --------       -------
      $   8.62    $   7.00    $  11.67       $ 11.08
      ========    ========    ========       =======
         27.72%     (37.75%)     10.14%        12.18%(b)

          1.29%       0.90%       0.52%         0.72%++
          0.31%       0.32%       0.32%         0.49%++
          0.31%       0.32%       0.34%         0.49%++
            47%         42%         16%           61%
      $186,844    $134,981    $168,639       $74,594





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-151

MAINSTAY VP GROWTH EQUITY PORTFOLIO


INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             34.18%        0.86%         -4.15%




                                            (After Portfolio operating expenses)

                                             RUSSELL 1000    S&P 500
                            INITIAL CLASS    GROWTH INDEX     INDEX
                            -------------    ------------    -------
12/31/99                        10000            10000        10000
                                 8928             7758         9090
                                 6855             6173         8009
                                 4742             4452         6239
                                 6022             5776         8029
                                 6272             6140         8902
                                 6800             6463         9340
                                 7102             7050        10815
                                 7982             7883        11409
                                 4879             4853         7188
12/31/09                         6547             6658         9090






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             33.85%        0.60%         -4.39%





                                            (After Portfolio operating expenses)

                                              RUSSELL 1000    S&P 500
                            SERVICE CLASSU    GROWTH INDEX     INDEX
                            --------------    ------------    -------
12/31/99                         10000            10000        10000
                                  8903             7758         9090
                                  6819             6173         8009
                                  4705             4452         6239
                                  5961             5776         8029
                                  6193             6140         8902
                                  6695             6463         9340
                                  6975             7050        10815
                                  7820             7883        11409
                                  4768             4853         7188
12/31/09                          6382             6658         9090






 BENCHMARK PERFORMANCE                                   ONE      FIVE     TEN
                                                         YEAR    YEARS    YEARS
Russell 1000(R) Growth Index(3)                         37.21%    1.63%   -3.99%
S&P 500(R) Index(3)                                     26.46     0.42    -0.95
Average Lipper Variable Products Large-Cap Growth
  Portfolio(4)                                          37.97     1.22    -2.73





1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 0.77% and -4.19% for Initial Class shares and 0.55% and -4.42% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance.





M-152    MainStay VP Growth Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH EQUITY PORTFOLIO (UNAUDITED)


--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,218.70        $3.80          $1,021.80         $3.47
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,217.20        $5.20          $1,020.50         $4.74
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class 0.68% for Initial Class and 0.93% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                mainstayinvestments.com    M-153

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)




Computers & Peripherals                10.1%
Communications Equipment                7.8
Machinery                               7.3
Software                                6.9
Biotechnology                           5.3
Pharmaceuticals                         5.2
Internet Software & Services            4.9
Household Products                      4.7
Oil, Gas & Consumable Fuels             3.5
Beverages                               3.4
Capital Markets                         3.3
Semiconductors & Semiconductor
  Equipment                             3.3
Health Care Equipment & Supplies        3.1
Hotels, Restaurants & Leisure           2.7
Health Care Providers & Services        2.5
Internet & Catalog Retail               2.5
Road & Rail                             2.4
Energy Equipment & Services             2.0
IT Services                             2.0
Aerospace & Defense                     1.3
Textiles, Apparel & Luxury Goods        1.3
Food & Staples Retailing                1.1
Metals & Mining                         1.1
Chemicals                               1.0
Consumer Finance                        1.0
Food Products                           1.0
Media                                   1.0
Tobacco                                 1.0
Wireless Telecommunication Services     1.0
Diversified Financial Services          0.9
Specialty Retail                        0.9
Containers & Packaging                  0.5
Short-Term Investment                   3.2
Other Assets, Less Liabilities          0.8
                                      -----
                                      100.0%
                                      =====








 See Portfolio of Investments beginning on page M-157 for specific holdings within these categories.



TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  Microsoft Corp.
    2.  Google, Inc. Class A
    3.  Apple, Inc.
    4.  International Business Machines Corp.
    5.  QUALCOMM, Inc.
    6.  Cisco Systems, Inc.
    7.  Hewlett-Packard Co.
    8.  McDonald's Corp.
    9.  Mylan, Inc.
   10.  Abbott Laboratories








M-154    MainStay VP Growth Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY MACKAY SHIELDS LLC, THE PORTFOLIO'S FORMER SUBADVISOR, AND HARISH KUMAR, PHD, CFA, OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.(1)



HOW DID MAINSTAY VP GROWTH EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Growth Equity Portfolio returned 34.18% for Initial Class shares and 33.85% for Service Class shares. Both share classes underperformed the 37.97% return of the average Lipper(2) Variable Prod-ucts Large-Cap Growth Portfolio and the 37.21% return of the Russell 1000(R) Growth Index(2) for the 12 months ended December 31, 2009. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.



WERE THERE ANY IMPORTANT CHANGES IN THE PORTFOLIO'S STRUCTURE OR DAY-TO-DAY PORTFOLIO MANAGEMENT DURING THE REPORTING PERIOD?



In connection with a larger initiative by MacKay Shields to reposition and rationalize its investment capabilities, the Board of Directors of the Fund approved the replacement of MacKay Shields with Madison Square Investors as the Subadviser to the Portfolio, effective June 29, 2009. For the period from January 1, 2009, to June 28, 2009, the Portfolio's performance figures referenced above reflect the performance of the Portfolio while it was managed by its former subadvisor, MacKay Shields.



Effective June 29, 2009, the Portfolio changed its investment objective, principal investment strategy, investment process and principal risks. Effective November 20, 2009, the Portfolio changed its name from MainStay VP Capital Appreciation Portfolio to MainStay VP Growth Equity Portfolio.



WHAT MAJOR FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?



For the first six months of 2009, the Portfolio's underperformance resulted largely from the market's quick rotation away from defensive sectors and into ones that were seen as more likely to benefit from an economic recovery. The Portfolio's defensive posi-tioning hurt performance relative to its benchmark and its peers.



During the last six months of 2009, the Portfolio's underperformance of the Russell 1000(R) Growth Index came primarily from stock selection in the health care and consumer staples sectors.



DURING THE REPORTING PERIOD, WHICH SECTORS
WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE WEAK CONTRIBUTORS?



During the first six months of 2009, the strongest contributing sectors to the Portfolio's performance relative to the Russell 1000(R) Growth Index were information technology, energy and industrials. During the first half of the year, the Portfolio's weakest-contributing sectors were utilities, finan-cials and consumer staples.



During the last six months of 2009, information technology, consumer discretionary and industrials were the Portfolio's strongest-contributing sectors on an absolute basis. During the second half of the year, utilities, materials and telecommunication services were weak contributors on an absolute basis.



DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?




During the first six months of 2009, computer & peripherals manufacturer Apple was the biggest contributor to the Portfolio's absolute return, followed by Blackberry device and software provider Research In Motion and computer solutions company International Business Machines. Weak contributors



Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Portfolio may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.



1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to MacKay Shields from January 1, 2009, to June 29, 2009, and to Madison Square Investors beginning on June 29, 2009. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-155
during the first half of the year included railroad operator Norfolk Southern, biotechnology company Celgene and battery, flashlight and personal care products company Energizer Holdings.



During the second half of 2009, the strongest contributors to the Portfolio's absolute performance were information technology companies Apple, Microsoft and Google. Major detractors from the Portfolio's absolute performance during the second half of the year included diversified financial services company IntercontinentalExchange, food & staples retailer CVS Caremark and health care equipment & supplies company St. Jude Medical.



DURING 2009, DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES?



During the first half of 2009, significant purchases included home-improvement retailer Lowe's, airfreight & logistics company United Parcel Service and industrial conglomerate 3M. During the first half of 2009, the Portfolio sold its position in auto-parts retailer AutoZone and trimmed its position in bever-age company Coca-Cola. During the first half of the year, the Portfolio also sold its positions in Goldman Sachs, Wells Fargo and U.S. Bancorp.



During the second half of 2009, the Portfolio initiated new positions in biotechnology company Amgen and pharmaceutical company Mylan. During the second half of the year the Portfolio eliminated the remain-der of its position in Coco-Cola and sold its shares of aerospace & defense company United Technologies.



HOW DID THE PORTFOLIO'S SECTOR AND INDUSTRY GROUP WEIGHTINGS CHANGE OVER THE COURSE OF 2009?



In the first half of 2009, the Portfolio sought to increase cyclical exposure and decrease defensive positioning. To that end, the Portfolio increased exposure to the consumer discretionary and industrials sectors and decreased exposure to consumer staples and health care.



In the second half of 2009, the Portfolio slightly increased its weightings relative to Russell 1000(R) Growth Index in the communications equipment and machinery industry groups and decreased its weightings in the chemicals and life sciences tools & services industry groups.



HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2009?



As of December 31, 2009, the Portfolio was over-weight in the information technology and energy sectors. This positioning helped the Portfolio's per-formance during the year. As of the same date, the Portfolio was underweight in the materials and con-sumer staples sectors, and this positioning hurt the Portfolio's performance.





The opinions expressed are those of the respondents as of the date of this report with respect to the period managed by such portfolio manager and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP Growth Equity Portfolio on this page and the preceding pages has not been audited.




M-156    MainStay VP Growth Equity Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                          SHARES          VALUE
COMMON STOCKS 96.0%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 1.3%
Precision Castparts Corp.                 55,350   $   6,107,872
                                                   -------------

BEVERAGES 3.4%
Diageo PLC, Sponsored ADR (a)             60,596       4,205,968
PepsiCo, Inc.                            188,786      11,478,189
                                                   -------------
                                                      15,684,157

                                                   -------------

BIOTECHNOLOGY 5.3%
Amgen, Inc. (b)                          203,713      11,524,044
Celgene Corp. (b)                        110,950       6,177,696
Gilead Sciences, Inc. (b)                166,121       7,189,717
                                                   -------------
                                                      24,891,457

                                                   -------------

CAPITAL MARKETS 3.3%
Blackstone Group (The), L.P.             270,055       3,543,122
Goldman Sachs Group, Inc.
  (The)                                   29,302       4,947,350
Greenhill & Co., Inc.                     42,643       3,421,674
Invesco, Ltd.                            155,927       3,662,725
                                                   -------------
                                                      15,574,871

                                                   -------------

CHEMICALS 1.0%
Celanese Corp. Series A                   72,276       2,320,060
Mosaic Co. (The)                          40,040       2,391,589
                                                   -------------
                                                       4,711,649

                                                   -------------

COMMUNICATIONS EQUIPMENT 7.8%
Brocade Communications
  Systems, Inc. (b)                      309,561       2,361,951
 v  Cisco Systems, Inc. (b)              589,649      14,116,197
Juniper Networks, Inc. (b)               215,420       5,745,251
 v  QUALCOMM, Inc.                       306,303      14,169,577
                                                   -------------
                                                      36,392,976

                                                   -------------

COMPUTERS & PERIPHERALS 10.1%
 v  Apple, Inc. (b)                       80,922      17,063,213
 v  Hewlett-Packard Co.                  253,627      13,064,327
 v  International Business
  Machines Corp.                         108,721      14,231,579
NetApp, Inc. (b)                          89,457       3,076,426
                                                   -------------
                                                      47,435,545

                                                   -------------

CONSUMER FINANCE 1.0%
American Express Co.                     117,695       4,769,001

                                                   -------------

CONTAINERS & PACKAGING 0.5%
Packaging Corp. of America               101,685       2,339,772

                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.9%
JPMorgan Chase & Co.                      97,949       4,081,535

                                                   -------------

ENERGY EQUIPMENT & SERVICES 2.0%
FMC Technologies, Inc. (b)               105,100       6,078,984
Transocean, Ltd. (b)                      40,099       3,320,197
                                                   -------------
                                                       9,399,181
                                                   -------------

FOOD & STAPLES RETAILING 1.1%
Costco Wholesale Corp.                    83,760       4,956,079

                                                   -------------

FOOD PRODUCTS 1.0%
General Mills, Inc.                       67,905       4,808,353

                                                   -------------

HEALTH CARE EQUIPMENT & SUPPLIES 3.1%
Baxter International, Inc.               142,486       8,361,078
Hospira, Inc. (b)                        122,780       6,261,780
                                                   -------------
                                                      14,622,858

                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 2.5%
Medco Health Solutions, Inc.
  (b)                                    183,336      11,717,004

                                                   -------------

HOTELS, RESTAURANTS & LEISURE 2.7%
 v  McDonald's Corp.                     202,713      12,657,400

                                                   -------------

HOUSEHOLD PRODUCTS 4.7%
Colgate-Palmolive Co.                     92,205       7,574,641
Energizer Holdings, Inc. (b)              88,651       5,432,533
Procter & Gamble Co. (The)               148,244       8,988,034
                                                   -------------
                                                      21,995,208

                                                   -------------

INTERNET & CATALOG RETAIL 2.5%
Amazon.com, Inc. (b)                      55,890       7,518,323
Priceline.com, Inc. (b)                   18,819       4,111,951
                                                   -------------
                                                      11,630,274

                                                   -------------

INTERNET SOFTWARE & SERVICES 4.9%
Baidu, Inc., ADR (a)(b)                    6,480       2,664,770
 v  Google, Inc. Class A (b)              32,318      20,036,514
                                                   -------------
                                                      22,701,284

                                                   -------------

IT SERVICES 2.0%
Accenture PLC Class A                    113,114       4,694,231
Cognizant Technology
  Solutions Corp. Class A (b)            102,372       4,637,452
                                                   -------------
                                                       9,331,683

                                                   -------------

MACHINERY 7.3%
Danaher Corp.                             99,656       7,494,131
Deere & Co.                               92,824       5,020,850
Flowserve Corp.                           49,140       4,645,204
Illinois Tool Works, Inc.                130,239       6,250,170




 +  Percentages indicated are based on Portfolio net assets.


 v Among the Portfolio's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-157


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
MACHINERY (CONTINUED)
Ingersoll-Rand PLC                       174,159   $   6,224,443
Joy Global, Inc.                          91,522       4,721,620
                                                   -------------
                                                      34,356,418

                                                   -------------

MEDIA 1.0%
Discovery Communications,
  Inc. Class A (b)                       150,672       4,621,110

                                                   -------------

METALS & MINING 1.1%
Freeport-McMoRan Copper &
  Gold, Inc. (b)                          26,215       2,104,802
United States Steel Corp.                 51,838       2,857,311
                                                   -------------
                                                       4,962,113

                                                   -------------

OIL, GAS & CONSUMABLE FUELS 3.5%
Apache Corp.                              44,288       4,569,193
Petroleo Brasileiro S.A., ADR
  (a)                                     85,960       4,098,573
Southwestern Energy Co. (b)              156,264       7,531,924
                                                   -------------
                                                      16,199,690

                                                   -------------

PHARMACEUTICALS 5.2%
 v  Abbott Laboratories                  218,906      11,818,735
 v  Mylan, Inc. (b)                      671,446      12,374,750
                                                   -------------
                                                      24,193,485

                                                   -------------

ROAD & RAIL 2.4%
Union Pacific Corp.                      173,430      11,082,177

                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.3%
Lam Research Corp. (b)                   166,329       6,521,760
Teradyne, Inc. (b)                       196,793       2,111,589
Texas Instruments, Inc.                  265,742       6,925,237
                                                   -------------
                                                      15,558,586

                                                   -------------

SOFTWARE 6.9%
 v  Microsoft Corp.                      698,976      21,311,778
Oracle Corp.                             445,103      10,922,828
                                                   -------------
                                                      32,234,606
                                                   -------------

SPECIALTY RETAIL 0.9%
Urban Outfitters, Inc. (b)               125,833       4,402,897
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 1.3%
Coach, Inc.                              167,197       6,107,706
                                                   -------------

TOBACCO 1.0%
Lorillard, Inc.                           58,656       4,705,971
                                                   -------------

WIRELESS TELECOMMUNICATION SERVICES 1.0%
American Tower Corp. Class A
  (b)                                    110,128       4,758,631
                                                   -------------
Total Common Stocks
  (Cost $397,489,549)                                448,991,549
                                                   -------------




                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 3.2%
----------------------------------------------------------------

REPURCHASE AGREEMENT 3.2%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $14,820,454 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/18/10, with a Principal
  Amount of $15,120,000 and a
  Market Value of
  $15,120,000)                       $14,820,446      14,820,446
                                                   -------------
Total Short-Term Investment
  (Cost $14,820,446)                                  14,820,446
                                                   -------------
Total Investments
  (Cost $412,309,995) (c)                   99.2%    463,811,995
Other Assets, Less
  Liabilities                                0.8       3,700,989
                                           =====    ============
Net Assets                                 100.0%  $ 467,512,984
                                           =====    ============







(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  At December 31, 2009, cost is $413,335,748 for federal income tax purposes and net unrealized appreciation is as follows:





Gross unrealized appreciation       $57,180,350
Gross unrealized depreciation        (6,704,103)
                                    -----------
Net unrealized appreciation         $50,476,247
                                    ===========








M-158    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS



                                               QUOTED PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Common Stocks                                   $448,991,549   $        --        $     --    $448,991,549
Short-Term Investment
  Repurchase Agreement                                    --    14,820,446              --      14,820,446
                                                ------------   -----------        --------    ------------
Total Investments in Securities                 $448,991,549   $14,820,446             $--    $463,811,995
                                                ============   ===========        ========    ============





(a) For detailed industry descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-159

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $412,309,995)     $463,811,995
Receivables:
  Investment securities sold           19,984,892
  Dividends and interest                  294,201
  Fund shares sold                          9,452
Other assets                                  724
                                     ------------
     Total assets                     484,101,264
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      15,986,890
  Manager (See Note 3)                    239,759
  Fund shares redeemed                    221,272
  Shareholder communication                85,924
  Professional fees                        34,937
  NYLIFE Distributors (See Note 3)          9,370
  Custodian                                 5,320
  Directors                                 1,280
Accrued expenses                            3,528
                                     ------------
     Total liabilities                 16,588,280
                                     ------------
Net assets                           $467,512,984
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    212,157
Additional paid-in capital            513,149,244
                                     ------------
                                      513,361,401
Accumulated undistributed net
  investment income                     2,221,971
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (99,572,388)
Net unrealized appreciation on
  investments                          51,502,000
                                     ------------
Net assets                           $467,512,984
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $423,086,004
                                     ============
Shares of capital stock outstanding    19,192,710
                                     ============
Net asset value per share
  outstanding                        $      22.04
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 44,426,980
                                     ============
Shares of capital stock outstanding     2,023,029
                                     ============
Net asset value per share
  outstanding                        $      21.96
                                     ============








M-160    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  5,091,453
  Interest                                  4,257
                                     ------------
     Total income                       5,095,710
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,482,031
  Shareholder communication               134,633
  Professional fees                       108,063
  Distribution and service--Service
     Class (See Note 3)                    96,039
  Directors                                18,108
  Custodian                                13,288
  Miscellaneous                            21,712
                                     ------------
     Total expenses                     2,873,874
                                     ------------
Net investment income                   2,221,836
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
     Security transactions            (10,349,121)
     Foreign currency transactions            139
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (10,348,982)
                                     ------------
Net change in unrealized
  depreciation on investments         129,367,301
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                        119,018,319
                                     ------------
Net increase in net assets
  resulting from operations          $121,240,155
                                     ============





(a) Dividends recorded net of foreign withholding taxes in the amount of $17,919.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-161

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  2,221,836   $   2,312,050
 Net realized loss on
  investments and foreign
  currency transactions         (10,348,982)    (43,331,437)
 Net change in unrealized
  appreciation (depreciation)
  on investments                129,367,301    (224,408,886)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    121,240,155    (265,428,273)
                               ----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                (2,207,215)     (2,857,612)
    Service Class                  (104,825)       (130,025)
                               ----------------------------
 Total dividends to
  shareholders                   (2,312,040)     (2,987,637)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         14,743,786      19,676,349
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       2,312,040       2,987,637
 Cost of shares redeemed        (55,110,983)   (113,994,895)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (38,055,157)    (91,330,909)
                               ----------------------------
    Net increase (decrease)
     in net assets               80,872,958    (359,746,819)

NET ASSETS:
Beginning of year               386,640,026     746,386,845
                               ----------------------------
End of year                    $467,512,984   $ 386,640,026
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  2,221,971   $   2,312,036
                               ============================








M-162    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank





                                                  mainstayinvestments.com  M-163

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------
                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year         $  16.52    $  27.23    $  24.26    $  23.31    $  21.51
                            --------    --------    --------    --------    --------
Net investment income
  (loss)                        0.12        0.10 (a)    0.13        0.05        0.07 (a)
Net realized and
  unrealized gain (loss)
  on investments                5.51      (10.68)       2.88        0.99        1.73
                            --------    --------    --------    --------    --------
Total from investment
  operations                    5.63      (10.58)       3.01        1.04        1.80
                            --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                    (0.11)      (0.13)      (0.04)      (0.09)      (0.00)++
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  22.04    $  16.52    $  27.23    $  24.26    $  23.31
                            ========    ========    ========    ========    ========
Total investment return        34.18%     (38.87%)     12.39%       4.45%       8.41%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.57%       0.43%       0.40%       0.13%       0.33%
  Net expenses                  0.68%       0.64%       0.60%       0.62%       0.37%
  Expenses (before waiver)      0.68%       0.64%       0.60%       0.62%       0.60%
Portfolio turnover rate          157%         54%         85%         28%         22%
Net assets at end of year
  (in 000's)                $423,086    $350,412    $681,500    $738,278    $835,933






++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.







M-164    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                               SERVICE CLASS
      --------------------------------------------------------------
                          YEAR ENDED DECEMBER 31,
      --------------------------------------------------------------

             2009             2008       2007       2006       2005
            $ 16.45         $ 27.07    $ 24.14    $ 23.21    $ 21.47
            -------         -------    -------    -------    -------
               0.05            0.04 (a)   0.04      (0.03)      0.02 (a)
               5.51          (10.60)      2.89       1.00       1.72
            -------         -------    -------    -------    -------
               5.56          (10.56)      2.93       0.97       1.74
            -------         -------    -------    -------    -------

              (0.05)          (0.06)        --      (0.04)        --
            -------         -------    -------    -------    -------
            $ 21.96         $ 16.45    $ 27.07    $ 24.14    $ 23.21
            =======         =======    =======    =======    =======
              33.85%         (39.03%)    12.11%      4.19%      8.10%(b)

               0.32%           0.18%      0.15%     (0.12%)     0.08%
               0.93%           0.89%      0.85%      0.87%      0.62%
               0.93%           0.89%      0.85%      0.87%      0.85%
                157%             54%        85%        28%        22%
            $44,427         $36,228    $64,887    $60,806    $58,556





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-165

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             42.82%        5.04%         7.08%





                                            (After Portfolio operating expenses)
(Performance Graph)

                                                   CREDIT SUISSE
                                                     HIGH YIELD
                                  INITIAL CLASS        INDEX
                                  -------------    -------------
12/31/99                              10000            10000
                                       9413             9479
                                       9876            10029
                                      10079            10340
                                      13744            13229
                                      15492            14811
                                      15948            15146
                                      17868            16950
                                      18281            17399
                                      13873            12845
12/31/09                              19814            19810






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             42.47%        4.78%         6.82%




                                            (After Portfolio operating expenses)
(Performance Graph)

                                                   CREDIT SUISSE
                                                     HIGH YIELD
                                  SERVICE CLASS        INDEX
                                  -------------    -------------
12/31/99                              10000            10000
                                       9392             9479
                                       9831            10029
                                      10010            10340
                                      13618            13229
                                      15313            14811
                                      15720            15146
                                      17569            16950
                                      17930            17399
                                      13573            12845
12/31/09                              19338            19810






 BENCHMARK PERFORMANCE                        ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
Credit Suisse High Yield Index(3)            54.22%        5.99%         7.07%
Average Lipper Variable Products High
Current Yield Portfolio(4)                   43.48         4.19          4.60





1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.02% and 7.07% for Initial Class shares and 4.78% and 6.82% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products High Current Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance.




M-166    MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,165.60        $3.33          $1,022.10         $3.11
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,164.10        $4.69          $1,020.90         $4.38
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.61% for Initial Class and 0.86% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                mainstayinvestments.com    M-167

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


                             (COMPOSITION PIE CHART)




 See Portfolio of Investments beginning on page M-171 for specific holdings within these categories.



TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1. Ford Motor Credit Co. LLC, 5.70%-12.00%, due 1/15/10-12/15/16
    2.  HCA, Inc., 1.751%-9.875%, due
        9/1/10-4/15/19
    3.  Georgia-Pacific Corp., 7.00%-8.875%, due
        5/15/11-5/15/31
    4.  Charter Communications Operating LLC,
        2.26%-10.38%, due 4/30/12-4/30/14
    5.  American Real Estate Partners,
        L.P./American Real Estate Finance Corp.,
        7.125%-8.125%, due 6/1/12-2/15/13
    6.  GMAC LLC, 6.75%-8.00%, due
        3/2/11-11/1/31
    7.  Intelsat Subsidiary Holding Co., Ltd.,
        8.50%-8.875%, due 1/15/13-1/15/15
    8.  Texas Competitive Electric Holdings Co.
        LLC, 3.735%, due 10/10/14
    9.  Chesapeake Energy Corp., 6.50%-7.50%,
        due 6/15/14-11/15/20
   10.  Nova Chemicals Corp., 6.50%-8.375%, due
        1/15/12-11/1/16







M-168    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.



HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP High Yield Corporate Bond Portfolio returned 42.82% for Initial Class shares and 42.47% for Service Class shares. Both share classes underperformed the 43.48% return of the average Lipper(1) Variable Products High Current Yield Portfolio and the 54.22% return of the Credit Suisse High Yield Index(1) for the 12 months ended December 31, 2009. The Credit Suisse High Yield Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?



The Portfolio's performance relative to its benchmark and peers resulted from our bottom-up investment process. This process focuses on individual companies to determine risk-group weightings in the context of historical yield spreads.(2) Because we anticipated prolonged economic weakness, we positioned the Portfolio conservatively during the reporting period. The Portfolio's largest industry exposures were in defensive areas, such as health care, energy and utilities. Within each industry, the Portfolio's investments were focused on what we believed were higher-quality companies. This conservative stance detracted from the Portfolio's relative performance during the 12-month reporting period, since lower-quality high-yield credits tended to outperform higher-quality high-yield securities.



WHAT STRATEGIC DECISIONS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING 2009?



Perhaps the most important decision was to position the Portfolio conservatively in defensive sectors, despite the market's increasing appetite for risk. Our investments were focused on what we believed to be higher-quality companies within any given industry, and our overall outlook did not change much during the year. We continued to believe that the economy was much weaker than the market seemed to reflect.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE YEAR?



During 2009, the Portfolio added positions in financial services company Harley-Davidson Funding and insurance broker and risk-management company
Willis Group Holdings. Both are large, high-quality companies whose bonds were trading at extremely attractive valuations. The Portfolio also purchased bonds of Tyson Foods, one of the nation's largest meat processors. All of these purchases had a positive impact on the Portfolio's performance in 2009.



The Portfolio's position in bank debt of telecommunications company Alltel was retired by the company following the acquisition of Alltel by Verizon. The Portfolio sold its holdings in aviation company Hawker Beechcraft at a loss.



HOW DID THE PORTFOLIO'S INDUSTRY WEIGHTINGS CHANGE DURING 2009?



During the reporting period, we increased the Portfolio's already overweight position in the transportation industry. Most auto companies were expecting that further recovery would come from increased production to replenish inventories that were depleted by strong "cash for clunkers" related sales.



The Portfolio maintained an overweight position in health care, but we reduced some of the Portfolio's exposure to the sector when price appreciation made sales prudent. The Portfolio reduced positions in the media and information technology industries during the reporting period.







The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-169

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2009?



As of December 31, 2009, the Portfolio remained underweight credit risk--low-quality non-investment-grade bonds--relative to the Credit Suisse High Yield Index. Many of the recent additions to the Portfolio have been higher-quality non-investment-grade (or BB-rated) securities.(3)







3. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP High Yield Corporate Bond Portfolio on this page and the preceding pages has not been audited.



M-170    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009




                                         PRINCIPAL
                                            AMOUNT            VALUE
LONG-TERM BONDS 89.2%+
CONVERTIBLE BONDS 0.3%
-------------------------------------------------------------------

INTERNET 0.0%++
At Home Corp.
  0.525%, due 12/28/18
  (a)(b)(c)(d)                        $  1,869,975   $          187
  4.75%, due 12/31/49
  (a)(b)(c)(d)                           9,032,054              903
                                                     --------------
                                                              1,090

                                                     --------------

REAL ESTATE INVESTMENT TRUSTS 0.1%
Host Hotels & Resorts,
  L.P.
  3.25%, due 4/15/24 (e)                 1,290,000        1,296,450
                                                     --------------


RETAIL 0.2%
Asbury Automotive Group,
  Inc.
  3.00%, due 9/15/12                     3,365,000        2,961,200
                                                     --------------
Total Convertible Bonds
  (Cost $3,606,105)                                       4,258,740
                                                     --------------



CORPORATE BONDS 73.1%
-------------------------------------------------------------------

ADVERTISING 0.7%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14                    5,620,000        5,395,200
Jostens Intermediate
  Holding Corp.
  7.625%, due 10/1/12                      750,000          753,750
Lamar Media Corp.
  Series B
  6.625%, due 8/15/15                    1,945,000        1,867,200
  6.625%, due 8/15/15                      715,000          693,550
  7.25%, due 1/1/13                        245,000          244,387
  9.75%, due 4/1/14                      2,445,000        2,698,669
                                                     --------------
                                                         11,652,756

                                                     --------------

AEROSPACE & DEFENSE 0.3%
BE Aerospace, Inc.
  8.50%, due 7/1/18                      2,660,000        2,819,600
L-3 Communications Corp.
  6.125%, due 7/15/13                    1,815,000        1,833,150
                                                     --------------
                                                          4,652,750

                                                     --------------

AGRICULTURE 0.5%
Alliance One
  International, Inc.
  10.00%, due 7/15/16 (e)                2,615,000        2,745,750
Reynolds American, Inc.
  7.625%, due 6/1/16                     2,110,000        2,300,273
  7.75%, due 6/1/18                      2,585,000        2,810,619
                                                     --------------
                                                          7,856,642
                                                     --------------

AIRLINES 0.3%
DAE Aviation Holdings,
  Inc.
  11.25%, due 8/1/15 (e)                 4,215,000        3,561,675
Delta Air Lines, Inc.
  (Escrow Shares)
  (zero coupon), due
  12/27/49 (b)(f)                        3,395,000           47,530
  2.875%, due 2/6/24
  (b)(f)                                 2,325,000           33,945
  2.875%, due 2/18/49
  (b)(e)(f)                              1,355,000           19,783
  8.00%, due 6/3/23 (b)(f)               2,560,000           37,376
  8.00%, due 6/3/49 (b)(f)               3,375,000           49,275

  8.30%, due 12/15/29
  (b)(f)                                 3,660,000           51,240
  9.25%, due 3/15/49
  (b)(f)                                 2,450,000           34,300
  9.75%, due 5/15/49
  (b)(f)                                   350,000            4,900
  10.00%, due 8/15/49
  (b)(f)                                 2,630,000           36,820
  10.375%, due 12/15/22
  (b)(f)                                 3,275,000           45,850
  10.375%, due 2/1/49
  (b)(f)                                 5,180,000           72,520
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (b)(f)                                 3,847,600           24,432
  7.875%, due 12/31/49
  (b)(f)                                 3,986,900           20,333
  8.70%, due 3/15/49
  (b)(f)                                   155,000              790
  8.875%, due 6/1/49
  (b)(f)                                 1,996,000           10,180
  9.875%, due 3/15/37
  (b)(f)                                 2,108,000           10,751
  10.00%, due 2/1/49
  (b)(f)                                 7,315,600           37,310
                                                     --------------
                                                          4,099,010

                                                     --------------

APPAREL 0.4%
Unifi, Inc.
  11.50%, due 5/15/14                    5,688,000        5,552,910
                                                     --------------

AUTO MANUFACTURERS 0.7%
Ford Holdings LLC
  9.30%, due 3/1/30                      1,710,000        1,573,200
Ford Motor Co.
  6.50%, due 8/1/18                      1,125,000          949,219
Harley-Davidson Funding
  Corp.
  5.25%, due 12/15/12 (e)                  255,000          260,665
  6.80%, due 6/15/18 (e)                 7,510,000        7,489,107
                                                     --------------
                                                         10,272,191

                                                     --------------

AUTO PARTS & EQUIPMENT 2.4%
Affinia Group, Inc.
  9.00%, due 11/30/14                    1,570,000        1,522,900
  10.75%, due 8/15/16 (e)                2,770,000        3,001,987
Allison Transmission, Inc.
  11.25%, due 11/1/15
  (e)(g)                                 1,893,500        1,978,708
American Tire
  Distributors, Inc.
  6.54%, due 4/1/12 (h)                    775,000          643,250
  10.75%, due 4/1/13                     1,855,000        1,697,325



 +  Percentages indicated are based on Portfolio net assets.

 v Among the Portfolio's 10 largest issuers held, as of December 31, 2009, excluding short-term investment. May be subject to change daily.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-171

                                         PRINCIPAL
                                            AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
FleetPride Corp.
  11.50%, due 10/1/14 (e)             $  5,900,000   $    5,398,500
Goodyear Tire & Rubber Co.
  (The)
  7.857%, due 8/15/11                    3,550,000        3,669,812
  8.625%, due 12/1/11                    5,460,000        5,664,750
  10.50%, due 5/15/16                    3,025,000        3,342,625
Johnson Controls, Inc.
  5.25%, due 1/15/11                     2,180,000        2,287,703
  7.70%, due 3/1/15                        620,000          683,606
Lear Corp. (Escrow Shares)
  8.75%, due 12/1/16 (d)                 2,681,000            7,038
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                     650,000          655,688
  10.25%, due 7/15/13                    3,590,000        3,711,162
TRW Automotive, Inc.
  8.875%, due 12/1/17 (e)                3,050,000        3,172,000
                                                     --------------
                                                         37,437,054

                                                     --------------

BANKS 1.8%
CapitalSource, Inc.
  12.75%, due 7/15/14 (e)                5,650,000        6,045,500
 v  GMAC LLC
  6.75%, due 12/1/14 (e)                 8,808,000        8,367,600
  6.875%, due 9/15/11 (e)                2,650,000        2,610,250
  7.25%, due 3/2/11 (e)                  2,601,000        2,574,990
  8.00%, due 11/1/31 (e)                 8,270,000        7,443,000


Zions BanCorp.
  7.75%, due 9/23/14                     1,235,000        1,089,887
                                                     --------------
                                                         28,131,227

                                                     --------------

BEVERAGES 0.6%
Constellation Brands, Inc.
  7.25%, due 9/1/16                        965,000          979,475
  7.25%, due 5/15/17                     2,845,000        2,884,119
  8.375%, due 12/15/14                   1,310,000        1,395,150
Cott Beverages, Inc.
  8.375%, due 11/15/17 (e)               3,955,000        4,083,537
                                                     --------------
                                                          9,342,281

                                                     --------------

BIOTECHNOLOGY 0.2%
Talecris Biotherapeutics
  Holdings Corp.
  7.75%, due 11/15/16 (e)                2,985,000        3,029,775
                                                     --------------


BUILDING MATERIALS 1.4%
Building Materials Corp.
  of America
  7.75%, due 8/1/14                      2,895,000        2,866,050
Compression Polymers Corp.
  10.50%, due 7/1/13                     1,760,000        1,663,200
Goodman Global, Inc.
  13.50%, due 2/15/16                    3,480,000        3,849,750
Texas Industries, Inc.
  7.25%, due 7/15/13                    10,510,000       10,326,075
USG Corp.
  9.75%, due 8/1/14 (e)                  2,705,000        2,887,587
                                                     --------------
                                                         21,592,662
                                                     --------------

CHEMICALS 1.6%
Georgia Gulf Corp.
  9.00%, due 1/15/17 (e)                 3,545,000        3,580,450
Johnsondiversey, Inc.
  8.25%, due 11/15/19 (e)                1,500,000        1,518,750
Mosaic Global Holdings,
  Inc.
  7.625%, due 12/1/16 (e)                1,640,000        1,792,579
Nalco Co.
  8.25%, due 5/15/17 (e)                   575,000          610,938
Olin Corp.
  8.875%, due 8/15/19                    2,770,000        2,970,825
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (e)                 3,655,000        3,810,337
  13.00%, due 8/1/14 (e)                 1,840,000        1,858,400
Terra Capital, Inc.
  7.75%, due 11/1/19 (e)                 4,530,000        4,847,100
Tronox Worldwide
  LLC/Tronox Finance Corp.
  9.50%, due 12/1/12 (b)                 5,620,000        4,608,400
                                                     --------------
                                                         25,597,779
                                                     --------------

COAL 0.3%
Peabody Energy Corp.
  6.875%, due 3/15/13                    1,710,000        1,729,238
  7.375%, due 11/1/16                      845,000          871,406
  7.875%, due 11/1/26                    2,235,000        2,271,319
                                                     --------------
                                                          4,871,963

                                                     --------------

COMMERCIAL SERVICES 2.2%
Cardtronics, Inc.
  9.25%, due 8/15/13                     4,215,000        4,336,181
Corrections Corp. of
  America
  6.25%, due 3/15/13                     1,030,000        1,035,150
  7.75%, due 6/1/17                      1,455,000        1,498,650


El Comandante Capital
  Corp.
  (Escrow Shares)
  (zero coupon), due
  12/31/50 (c)(d)                        2,412,000          173,664
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13                    4,854,000        4,829,730
iPayment, Inc.
  9.75%, due 5/15/14                     6,280,000        5,220,250
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (e)                  7,845,000        7,531,200
Lender Processing
  Services, Inc.
  8.125%, due 7/1/16                     3,380,000        3,595,475




M-172    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                         PRINCIPAL
                                            AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  6.50%, due 8/1/49 (c)(d)            $    150,000   $        7,800
  9.75%, due 1/15/49
     (c)(d)(e)                           8,530,000          443,560
Quintiles Transnational
  Corp.
  9.50%, due 12/30/14
  (e)(g)                                 3,895,000        3,914,475
Service Corp.
  International
  7.625%, due 10/1/18                    2,210,000        2,187,900
                                                     --------------
                                                         34,774,035

                                                     --------------

COMPUTERS 0.3%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                    1,030,000          960,475
  10.625%, due 5/15/15                   3,425,000        3,771,781
                                                     --------------
                                                          4,732,256

                                                     --------------

DISTRIBUTION & WHOLESALE 0.3%
ACE Hardware Corp.
  9.125%, due 6/1/16 (e)                 4,815,000        5,097,881

                                                     --------------

DIVERSIFIED FINANCIAL SERVICES 1.7%
AmeriCredit Corp.
  8.50%, due 7/1/15                      4,832,000        4,566,240
Cemex Finance LLC
  9.50%, due 12/14/16 (e)                3,060,000        3,205,350
Ford Motor Credit Co.
  9.875%, due 8/10/11                    2,930,000        3,067,775
Janus Capital Group, Inc.
  6.125%, due 9/15/11                    1,275,000        1,280,922
  6.50%, due 6/15/12                       285,000          282,903
  6.95%, due 6/15/17                     2,675,000        2,521,332
LaBranche & Co., Inc.
  11.00%, due 5/15/12                    3,270,000        3,143,288
Nuveen Investments, Inc.
  5.00%, due 9/15/10                     3,820,000        3,781,800
Premium Asset Trust/GEFA
  0.513%, due 9/28/10
  (e)(h)                                 4,245,000        4,117,650
                                                     --------------
                                                         25,967,260

                                                     --------------

ELECTRIC 4.2%
AES Corp. (The)
  8.75%, due 5/15/13 (e)                   605,000          620,125
  9.75%, due 4/15/16 (e)                 4,265,000        4,670,175
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                      6,623,796        6,648,635
Calpine Construction
  Finance Co., L.P and
  CCFC Finance Corp.
  8.00%, due 6/1/16 (e)                  8,935,000        9,203,050
Calpine Corp.
  7.25%, due 10/15/17 (e)               10,177,000        9,769,920
Energy Future Holdings
  Corp.
  10.875%, due 11/1/17                   5,265,000        4,304,138


ESI Tractebel Acquisition
  Corp.
  Class B
  7.99%, due 12/30/11                      743,000          739,285
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (e)                  1,280,000        1,283,200
  8.625%, due 11/14/11                     795,000          830,775
NRG Energy, Inc.
  7.25%, due 2/1/14                      4,775,000        4,834,688
  7.375%, due 2/1/16                       345,000          345,431
Orion Power Holdings, Inc.
  12.00%, due 5/1/10                     3,125,000        3,203,125
PNM Resources, Inc.
  9.25%, due 5/15/15                     2,825,000        2,969,781
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18                     2,305,000        2,412,872
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  Series C
  9.681%, due 7/2/26                     1,190,000        1,222,725
Reliant Energy, Inc.
  7.625%, due 6/15/14                    1,700,000        1,683,000
  7.875%, due 6/15/17                   11,025,000       10,832,062
                                                     --------------
                                                         65,572,987

                                                     --------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.5%
Belden, Inc.
  7.00%, due 3/15/17                     2,240,000        2,181,200
  9.25%, due 6/15/19 (e)                 4,810,000        5,080,563
                                                     --------------
                                                          7,261,763

                                                     --------------

ENERGY--ALTERNATE SOURCES 0.3%
Headwaters, Inc.
  11.375%, due 11/1/14 (e)               4,510,000        4,701,675
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (d)                     1,909            1,976
                                                     --------------
                                                          4,703,651
                                                     --------------

ENTERTAINMENT 2.4%
American Casino &
  Entertainment Properties
  LLC
  11.00%, due 6/15/14 (e)                4,575,000        3,854,437
FireKeepers Development
  Authority
  13.875%, due 5/1/15 (e)                1,115,000        1,265,525
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14                      2,920,000        2,598,800
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                     5,985,000        5,581,012



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-173

                                         PRINCIPAL
                                            AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
ENTERTAINMENT (CONTINUED)
Mohegan Tribal Gaming
  Authority
  8.00%, due 4/1/12                   $  2,986,000   $    2,541,833
Peninsula Gaming LLC
  8.375%, due 8/15/15 (e)                1,665,000        1,660,838
  10.75%, due 8/15/17 (e)                2,445,000        2,457,225
Penn National Gaming, Inc.
  6.75%, due 3/1/15                      7,310,000        7,063,287
  8.75%, due 8/15/19 (e)                 1,025,000        1,048,063
Pinnacle Entertainment,
  Inc.
  7.50%, due 6/15/15                     1,015,000          933,800
  8.25%, due 3/15/12                       920,000          920,000
  8.625%, due 8/1/17 (e)                 3,490,000        3,559,800
Speedway Motorsports, Inc.
  8.75%, due 6/1/16                      2,985,000        3,149,175
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (c)(d)                 687,641          412,585
                                                     --------------
                                                         37,046,380

                                                     --------------

ENVIRONMENTAL CONTROLS 0.7%
Clean Harbors, Inc.
  7.625%, due 8/15/16                    2,805,000        2,843,569
Geo Sub Corp.
  11.00%, due 5/15/12                    8,780,000        8,011,750
                                                     --------------
                                                         10,855,319

                                                     --------------

FINANCE--AUTO LOANS 2.7%
 v  Ford Motor Credit Co.
  LLC
  5.70%, due 1/15/10                     2,115,000        2,115,076
  7.25%, due 10/25/11                    8,545,000        8,629,527
  7.50%, due 8/1/12                      3,130,000        3,156,474
  7.875%, due 6/15/10                    4,635,000        4,705,021
  8.00%, due 6/1/14                     10,630,000       10,914,756
  8.00%, due 12/15/16                      155,000          155,206
  10.60%, due 6/15/11 (h)                5,535,000        5,479,650
  12.00%, due 5/15/15                    1,510,000        1,751,038
General Motors Acceptance
  Corp. LLC
  6.75%, due 12/1/14                     5,080,000        4,825,223
                                                     --------------
                                                         41,731,971
                                                     --------------

FINANCE--OTHER SERVICES 1.4%
 v  American Real Estate
  Partners, L.P./American
  Real Estate
  Finance Corp.
  7.125%, due 2/15/13                   13,150,000       13,413,000
  8.125%, due 6/1/12                     7,680,000        7,833,600
                                                     --------------
                                                         21,246,600
                                                     --------------

FOOD 1.3%
American Stores Co.
  8.00%, due 6/1/26                      4,495,000        4,101,687
ASG Consolidated LLC/ASG
  Finance, Inc.
  11.50%, due 11/1/11                    2,885,000        2,892,213
M-Foods Holding, Inc.
  9.75%, due 10/1/13 (e)                 2,605,000        2,705,944
Michael Foods, Inc.
  8.00%, due 11/15/13                      260,000          266,175
Stater Brothers Holdings
  7.75%, due 4/15/15                     1,405,000        1,426,075
Tyson Foods, Inc.
  7.85%, due 4/1/16                      1,910,000        1,957,750
  8.25%, due 10/1/11                     1,185,000        1,267,950
  10.50%, due 3/1/14                     5,655,000        6,460,837
                                                     --------------
                                                         21,078,631
                                                     --------------

FOREST PRODUCTS & PAPER 2.3%
Bowater, Inc.
  9.375%, due 12/15/21 (b)               7,854,700        1,934,220
Domtar Corp.
  7.875%, due 10/15/11                   6,570,000        6,865,650
 v  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (e)                 2,185,000        2,212,312
  7.125%, due 1/15/17 (e)                1,231,000        1,246,388
  7.25%, due 6/1/28                      4,180,000        3,887,400
  7.375%, due 12/1/25                    1,310,000        1,251,050
  7.75%, due 11/15/29                       64,000           63,200
  8.00%, due 1/15/24                     3,469,000        3,538,380
  8.125%, due 5/15/11                    6,780,000        7,119,000
  8.875%, due 5/15/31                    6,895,000        7,308,700


Georgia-Pacific LLC
  9.50%, due 12/1/11                       595,000          642,600
                                                     --------------
                                                         36,068,900
                                                     --------------

HAND & MACHINE TOOLS 0.1%
Baldor Electric Co.
  8.625%, due 2/15/17                      750,000          766,875
Thermadyne Holdings Corp.
  10.50%, due 2/1/14                     1,590,000        1,504,538
                                                     --------------
                                                          2,271,413
                                                     --------------

HEALTH CARE--PRODUCTS 1.6%
Biomet, Inc.
  10.00%, due 10/15/17                   4,835,000        5,252,019
  11.625%, due 10/15/17                  4,220,000        4,663,100
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                     5,215,000        5,527,900
Invacare Corp.
  9.75%, due 2/15/15                     4,890,000        5,097,825




M-174    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                         PRINCIPAL
                                            AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--PRODUCTS (CONTINUED)
ReAble Therapeutics
  Finance LLC/ReAble
  Therapeutics
  Finance Corp.
  11.75%, due 11/15/14                $  5,065,000   $    5,254,937
                                                     --------------
                                                         25,795,781
                                                     --------------

HEALTH CARE--SERVICES 3.2%
Centene Corp.
  7.25%, due 4/1/14                      2,660,000        2,633,400
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                    6,105,000        6,318,675
DaVita, Inc.
  6.625%, due 3/15/13                    3,950,000        3,959,875
 v  HCA, Inc.
  5.75%, due 3/15/14                     2,770,000        2,603,800
  6.30%, due 10/1/12                     5,123,000        5,123,000
  6.375%, due 1/15/15                    1,661,000        1,567,569
  6.75%, due 7/15/13                     3,095,000        3,048,575
  7.875%, due 2/1/11                       400,000          411,500
  8.50%, due 4/15/19 (e)                 1,470,000        1,583,925
  8.75%, due 9/1/10                      3,510,000        3,593,363
  9.00%, due 12/15/14                      440,000          439,214
  9.875%, due 2/15/17 (e)                1,035,000        1,143,675
Healthsouth Corp.
  8.125%, due 2/15/20                    3,090,000        3,043,650
Psychiatric Solutions,
  Inc.
  7.75%, due 7/15/15                     2,490,000        2,409,075
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14                    1,904,000        2,013,480
Sun Healthcare Group, Inc.
  9.125%, due 4/15/15                    4,095,000        4,207,612
Vanguard Health Holding
  Co. II LLC
  9.00%, due 10/1/14                     4,935,000        5,113,894
                                                     --------------
                                                         49,214,282
                                                     --------------

HOLDING COMPANY--DIVERSIFIED 0.3%
Leucadia National Corp.
  8.125%, due 9/15/15                    4,480,000        4,569,600
                                                     --------------


HOUSEHOLD PRODUCTS & WARES 0.4%
Jarden Corp.
  7.50%, due 5/1/17                      3,605,000        3,595,988
Libbey Glass, Inc.
  12.35%, due 6/1/11 (h)                 3,500,000        3,430,000
                                                     --------------
                                                          7,025,988
                                                     --------------

INSURANCE 2.1%
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (e)                 2,690,000        2,675,708
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                     11,475,000       10,915,594
HUB International
  Holdings, Inc.
  9.00%, due 12/15/14 (e)                9,160,000        8,747,800
Lumbermens Mutual Casualty
  Co.
  8.45%, due 12/1/97
  (b)(e)                                   555,000            5,550
  9.15%, due 7/1/26 (b)(e)              12,235,000          122,350
USI Holdings Corp.
  4.148%, due 11/15/14
  (e)(h)                                 2,080,000        1,708,200
  9.75%, due 5/15/15 (e)                 4,050,000        3,690,562
Willis North America, Inc.
  5.625%, due 7/15/15                      395,000          386,844
  6.20%, due 3/28/17                     4,215,000        4,178,431
                                                     --------------
                                                         32,431,039
                                                     --------------

INTERNET 0.4%
Expedia, Inc.
  7.456%, due 8/15/18                    1,100,000        1,200,375
  8.50%, due 7/1/16 (e)                  4,795,000        5,184,594
                                                     --------------
                                                          6,384,969
                                                     --------------

IRON & STEEL 0.4%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                    4,420,000        4,004,675
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11                      85,000           89,402
  9.375%, due 6/1/19                     2,600,000        2,992,738
                                                     --------------
                                                          7,086,815
                                                     --------------

LEISURE TIME 0.2%
Town Sports International
  Holdings, Inc.
  11.00%, due 2/1/14                     5,570,000        3,369,850
                                                     --------------


LODGING 1.4%
Boyd Gaming Corp.
  7.75%, due 12/15/12                    1,210,000        1,223,613
Gaylord Entertainment Co.
  6.75%, due 11/15/14                      505,000          469,650
MGM Mirage Inc.
  13.00%, due 11/15/13 (e)               2,675,000        3,069,562
San Pasqual Casino
  8.00%, due 9/15/13 (e)                 1,815,000        1,697,025
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  2.799%, due 3/15/14
  (e)(h)                                 3,760,000        3,097,300
Sheraton Holding Corp.
  7.375%, due 11/15/15                   2,580,000        2,667,075



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-175

                                         PRINCIPAL
                                            AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
LODGING (CONTINUED)
Starwood Hotels & Resorts
  Worldwide, Inc.
  6.25%, due 2/15/13                  $  2,575,000   $    2,655,469
  7.875%, due 5/1/12                     4,224,000        4,556,640
Wynn Las Vegas LLC
  6.625%, due 12/1/14                    3,165,000        3,058,181
                                                     --------------
                                                         22,494,515
                                                     --------------

MACHINERY--DIVERSIFIED 0.2%
Briggs & Stratton Corp.
  8.875%, due 3/15/11                    3,640,000        3,817,450
                                                     --------------


MEDIA 3.1%
 v  Charter Communications
  Operating LLC

  10.00%, due 4/30/12 (e)                9,374,000        9,631,785
  10.38%, due 4/30/14 (e)                6,405,000        6,581,137
CSC Holdings, Inc.
  8.50%, due 4/15/14 (e)                 6,575,000        7,002,375
CW Media Holdings, Inc.
  13.50%, due 8/15/15
  (e)(g)                                 1,665,000        1,752,413
HSN, Inc.
  11.25%, due 8/1/16                     5,075,000        5,696,688
ION Media Networks, Inc.
  9.041%, due 1/15/13
  (b)(e)                                 2,045,073           33,232
Morris Publishing Group
  LLC
  7.00%, due 8/1/13 (b)                  7,300,000        2,135,250
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (e)                  2,940,000        2,995,125
  10.375%, due 9/1/14 (e)                8,515,000        8,983,325
Vertis, Inc.
  18.50%, due 10/1/12 (g)                3,630,717        2,795,652
Ziff Davis Media, Inc.
  8.801%, due 7/15/11
  (c)(d)                                 1,148,747          275,699
                                                     --------------
                                                         47,882,681
                                                     --------------

METAL FABRICATE & HARDWARE 0.3%
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                     2,705,000        2,502,125
Neenah Foundary Co.
  9.50%, due 1/1/17                      5,355,000        2,764,519
                                                     --------------
                                                          5,266,644
                                                     --------------

MINING 0.8%
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                      1,375,000        1,498,750
  8.375%, due 4/1/17                    10,650,000       11,661,750
                                                     --------------
                                                         13,160,500
                                                     --------------

MISCELLANEOUS--MANUFACTURING 1.4%
Actuant Corp.
  6.875%, due 6/15/17                    3,030,000        2,882,288
Koppers, Inc.
  7.875%, due 12/1/19 (e)                3,805,000        3,843,050
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                      4,845,000        4,857,112
Sally Holdings LLC
  9.25%, due 11/15/14                    5,900,000        6,121,250
SPX Corp.
  7.625%, due 12/15/14                   4,095,000        4,217,850
                                                     --------------
                                                         21,921,550
                                                     --------------

OFFICE FURNISHINGS 0.2%
Interface, Inc.
  9.50%, due 2/1/14                      2,765,000        2,720,069
                                                     --------------


OIL & GAS 9.6%
Atlas Energy Operating Co.
  LLC/Atlas Energy Finance
  Corp.
  12.125%, due 8/1/17                    2,580,000        2,928,300
Berry Petroleum Co.
  10.25%, due 6/1/14                     3,915,000        4,257,562
Chaparral Energy, Inc.
  8.50%, due 12/1/15                     5,480,000        4,836,100
  8.875%, due 2/1/17                     3,000,000        2,647,500
 v  Chesapeake Energy
  Corp.
  6.50%, due 8/15/17                     9,215,000        9,030,700
  6.625%, due 1/15/16                    3,465,000        3,430,350
  6.875%, due 11/15/20                   1,130,000        1,090,450

  7.50%, due 6/15/14                     1,910,000        1,948,200
Comstock Resources, Inc.
  6.875%, due 3/1/12                     3,565,000        3,573,912
Continental Resources,
  Inc.
  8.25%, due 10/1/19 (e)                 3,620,000        3,801,000
Denbury Resources, Inc.
  7.50%, due 4/1/13                      1,298,000        1,304,490
  7.50%, due 12/15/15                    3,065,000        3,057,338
Forest Oil Corp.
  7.25%, due 6/15/19                     4,955,000        4,893,062
  7.75%, due 5/1/14                         95,000           96,188
  8.00%, due 12/15/11                    3,885,000        4,050,112
Frontier Oil Corp.
  6.625%, due 10/1/11                    3,350,000        3,370,938
Hilcorp Energy I,
  L.P./Hilcorp
  Finance Co.
  7.75%, due 11/1/15 (e)                 3,520,000        3,449,600
  9.00%, due 6/1/16 (e)                  2,895,000        2,938,425
Holly Corp.
  9.875%, due 6/15/17 (e)                4,060,000        4,273,150




M-176    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                         PRINCIPAL
                                            AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
KCS Energy, Inc.
  7.125%, due 4/1/12                  $  3,395,000   $    3,403,488
Linn Energy LLC
  9.875%, due 7/1/18                     3,930,000        4,175,625
  11.75%, due 5/15/17 (e)                3,820,000        4,287,950
Mariner Energy, Inc.
  7.50%, due 4/15/13                     3,115,000        3,099,425
  8.00%, due 5/15/17                     1,570,000        1,507,200
Newfield Exploration Co.
  6.625%, due 9/1/14                     6,425,000        6,489,250
  6.625%, due 4/15/16                    5,060,000        5,072,650
  7.125%, due 5/15/18                       35,000           35,350
Parker Drilling Co.
  9.625%, due 10/1/13                    6,770,000        6,956,175
Penn Virginia Corp.
  10.375%, due 6/15/16                   2,400,000        2,616,000
PetroHawk Energy Corp.
  10.50%, due 8/1/14                     3,615,000        3,949,387
Petroquest Energy, Inc.
  10.375%, due 5/15/12                   6,370,000        6,370,000
Plains Exploration &
  Production Co.
  7.00%, due 3/15/17                       175,000          171,938
  7.625%, due 6/1/18                       172,000          175,870
  10.00%, due 3/1/16                     4,640,000        5,080,800
Pride International, Inc.
  7.375%, due 7/15/14                    3,710,000        3,830,575
Range Resources Corp.
  7.375%, due 7/15/13                    4,025,000        4,095,437
  8.00%, due 5/15/19                     2,980,000        3,188,600
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (e)                  2,820,000        2,770,650
Stone Energy Corp.
  6.75%, due 12/15/14                    4,640,000        4,141,200
  8.25%, due 12/15/11                    1,085,000        1,080,931
United Refining Co.
  10.50%, due 8/15/12                    2,315,000        2,181,888
W&T Offshore, Inc.
  8.25%, due 6/15/14 (e)                 3,155,000        2,997,250
Whiting Petroleum Corp.
  7.00%, due 2/1/14                      4,995,000        5,013,731
  7.25%, due 5/1/12                        765,000          768,825
  7.25%, due 5/1/13                      1,855,000        1,868,913
                                                     --------------
                                                        150,306,485
                                                     --------------

OIL & GAS SERVICES 0.4%
Allis-Chalmers Energy,
  Inc.
  9.00%, due 1/15/14                     2,118,000        2,022,690
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                    3,815,000        3,762,544
                                                     --------------
                                                          5,785,234
                                                     --------------

PACKAGING & CONTAINERS 1.8%
Ball Corp.
  6.875%, due 12/15/12                   6,870,000        6,955,875
  7.125%, due 9/1/16                     2,790,000        2,859,750
  7.375%, due 9/1/19                     2,805,000        2,882,137
Crown Americas LLC / Crown
  Americas Capital Corp.
  7.625%, due 11/15/13                     660,000          681,450
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14                     4,035,000        4,125,787
  7.375%, due 5/15/16                    1,750,000        1,806,875
  8.25%, due 5/15/13                     1,815,000        1,864,913
Plastipak Holdings, Inc.
  10.625%, due 8/15/19 (e)               3,603,000        3,972,307
Silgan Holdings, Inc.
  7.25%, due 8/15/16                     2,295,000        2,358,113
                                                     --------------
                                                         27,507,207
                                                     --------------

PHARMACEUTICALS 0.8%
Catalent Pharma Solutions,
  Inc.
  10.25%, due 4/15/15 (g)                6,565,056        5,924,963
NBTY, Inc.
  7.125%, due 10/1/15                    3,455,000        3,463,637
Valeant Pharmaceuticals
  International
  8.375%, due 6/15/16 (e)                1,585,000        1,632,550
Warner Chilcott Corp.
  8.75%, due 2/1/15                      1,125,000        1,174,219
                                                     --------------
                                                         12,195,369
                                                     --------------

PIPELINES 2.9%
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning
  11/1/11                                  395,000          450,605
  9.625%, due 11/1/21                    7,515,000        9,961,441
Cedar Brakes II LLC
  9.875%, due 9/1/13 (e)                 3,474,824        3,537,858
Copano Energy LLC
  8.125%, due 3/1/16                     2,260,000        2,282,600
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18                      5,145,000        5,157,863
El Paso Natural Gas Co.
  7.50%, due 11/15/26                    1,435,000        1,574,128
  7.625%, due 8/1/10                     3,975,000        3,966,287



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-177

                                         PRINCIPAL
                                            AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
PIPELINES (CONTINUED)
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                 $  4,050,000   $    3,867,750
  8.50%, due 7/15/16                     6,065,000        6,171,137
  8.75%, due 4/15/18                       830,000          854,900
Northwest Pipeline Corp.
  7.125%, due 12/1/25                    2,195,000        2,287,183
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                   1,981,000        2,050,335
Southern Natural Gas Co.
  7.35%, due 2/15/31                     1,190,000        1,299,232


Tennessee Gas Pipeline Co.
  7.625%, due 4/1/37                     1,005,000        1,128,627
                                                     --------------
                                                         44,589,946
                                                     --------------

REAL ESTATE INVESTMENT TRUSTS 1.7%
Host Hotels & Resorts,
  L.P.
  6.875%, due 11/1/14                    2,145,000        2,158,406
Host Marriott, L.P.
  6.375%, due 3/15/15                    2,675,000        2,621,500
  Series Q
  6.75%, due 6/1/16                      9,400,000        9,353,000
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14                      5,200,000        5,148,000
Trustreet Properties, Inc.
  7.50%, due 4/1/15                      6,700,000        6,928,557
                                                     --------------
                                                         26,209,463
                                                     --------------

RETAIL 1.9%
AmeriGas Partners,
  L.P./AmeriGas Eagle
  Finance Corp.
  7.125%, due 5/20/16                      995,000          995,000
Asbury Automotive Group,
  Inc.
  7.625%, due 3/15/17                      675,000          636,188
  8.00%, due 3/15/14                       550,000          540,375
AutoNation, Inc.
  2.284%, due 4/15/13 (h)                2,500,000        2,378,125
  7.00%, due 4/15/14                     2,945,000        3,040,713
Limited Brands, Inc.
  6.125%, due 12/1/12                      900,000          922,500
  8.50%, due 6/15/19 (e)                 2,110,000        2,294,625
Penske Auto Group, Inc.
  7.75%, due 12/15/16                    7,609,000        7,361,707
Rite Aid Corp.
  9.375%, due 12/15/15                     155,000          136,400
  9.50%, due 6/15/17                     2,353,000        2,047,110
Star Gas Partners,
  L.P./Star Gas Finance
  Co.
  Series B
  10.25%, due 2/15/13                    5,010,000        5,072,625
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                  3,375,000        3,518,437
Wendy's International,
  Inc.
  6.25%, due 11/15/11                    1,065,000        1,102,275
                                                     --------------
                                                         30,046,080
                                                     --------------

SOFTWARE 0.5%
Open Solutions, Inc.
  9.75%, due 2/1/15 (e)                  2,670,000        2,052,563
SS&C Technologies, Inc.
  11.75%, due 12/1/13                    5,405,000        5,729,300
                                                     --------------
                                                          7,781,863
                                                     --------------

TELECOMMUNICATIONS 4.2%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                     9,845,000        7,051,481
American Tower Corp.
  7.25%, due 5/15/19 (e)                 1,545,000        1,722,675
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (e)                  8,745,000        9,313,425
Crown Castle International
  Corp.
  7.125%, due 11/1/19                    6,580,000        6,514,200
  9.00%, due 1/15/15                       940,000        1,001,100
DigitalGlobe, Inc.
  10.50%, due 5/1/14 (e)                 2,820,000        3,017,400
GCI, Inc.

  7.25%, due 2/15/14                     3,645,000        3,613,106
  8.625%, due 11/15/19 (e)               4,835,000        4,877,306
GeoEye, Inc.
  9.625%, due 10/1/15 (e)                2,950,000        3,034,813
iPCS, Inc.
  2.406%, due 5/1/13 (h)                 1,525,000        1,425,875
Lucent Technologies, Inc.
  6.50%, due 1/15/28                     3,410,000        2,425,363
PAETEC Holding Corp.
  9.50%, due 7/15/15                       180,000          173,250
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                       290,000          291,450
Qwest Corp.
  7.50%, due 10/1/14                     1,655,000        1,719,131
  8.875%, due 3/15/12                    4,820,000        5,181,500




M-178    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                         PRINCIPAL
                                            AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
SBA Telecommunications,
  Inc.
  8.25%, due 8/15/19 (e)              $  3,905,000   $    4,139,300
Sprint Nextel Corp.
  8.375%, due 8/15/17                    9,160,000        9,343,200
                                                     --------------
                                                         64,844,575
                                                     --------------

TEXTILES 0.9%
INVISTA
  9.25%, due 5/1/12 (e)                 14,065,000       14,275,975
                                                     --------------


TRANSPORTATION 0.6%
KAR Holdings, Inc.
  8.75%, due 5/1/14                      2,175,000        2,242,969
  10.00%, due 5/1/15                     6,060,000        6,484,200
                                                     --------------
                                                          8,727,169
                                                     --------------

TRUCKING & LEASING 0.2%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                    3,540,000        2,924,925
                                                     --------------
Total Corporate Bonds
  (Cost $1,116,011,397)                               1,140,834,071
                                                     --------------


FOREIGN BOND 0.4%
-------------------------------------------------------------------

MEDIA 0.4%
Shaw Communications, Inc.
  7.50%, due 11/20/13                C$  5,470,000        5,924,661
                                                     --------------
Total Foreign Bond
  (Cost $4,325,149)                                       5,924,661
                                                     --------------


LOAN ASSIGNMENTS & PARTICIPATIONS 5.7% (I)
-------------------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
DAE Aviation Holdings,
  Inc.
  Tranche B2 Term Loan
  4.03%, due 7/31/14                  $  1,916,391        1,753,498
  Tranche B1 Term Loan
  4.04%, due 7/31/14                     1,963,893        1,796,962
                                                     --------------
                                                          3,550,460
                                                     --------------

AUTO MANUFACTURERS 0.5%
Ford Motor Co.
  Term Loan
  3.287%, due 12/16/13                   8,857,872        8,171,387
                                                     --------------


COMMERCIAL SERVICES 0.3%
Lender Processing
  Services, Inc.
  Term Loan A
  2.49%, due 7/2/13                      5,100,000        5,023,500
                                                     --------------


COMPUTERS 0.3%
SunGard Data Systems, Inc.
  Tranche A
  1.985%, due 2/28/14                    4,454,139        4,198,721
                                                     --------------


DIVERSIFIED FINANCIAL SERVICES 0.6%
DaimlerChrysler Financial
  Services Americas LLC
  2nd Lien Term Loan
  6.74%, due 8/3/12                     10,195,000        9,515,330
                                                     --------------


ELECTRIC 1.2%
Calpine Corp.
  First Priority Term Loan
  3.135%, due 3/29/14                    2,204,135        2,081,806
 v  Texas Competitive
  Electric Holdings Co.
  LLC
  Term Loan B2
  3.735%, due 10/10/14                  10,425,038        8,470,343
  Term Loan B3
  3.735%, due 10/10/14                   9,213,870        7,421,772
                                                     --------------
                                                         17,973,921
                                                     --------------

HEALTH CARE--SERVICES 1.1%
Community Health Systems,
  Inc.
  Delayed Draw
  Term Loan
  2.506%, due 7/25/14                      592,534          558,134
  Term Loan
  2.506%, due 7/25/14                    8,299,180        7,817,362
 v  HCA, Inc.
  Term Loan A
  1.751%, due 11/16/12                   1,960,763        1,870,078
  Term Loan B
  2.50%, due 11/18/13                    7,570,101        7,221,877
                                                     --------------
                                                         17,467,451
                                                     --------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/13
  (c)(d)                                 1,853,638          246,534
                                                     --------------


MEDIA 0.9%
 v  Charter Communications
  Operating LLC
  Replacement Term Loan
  2.26%, due 4/28/13                     7,054,282        6,604,572
Nielsen Finance LLC
  Class A Term Loan
  2.235%, due 8/9/13                     7,859,846        7,339,131
                                                     --------------
                                                         13,943,703
                                                     --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-179

                                         PRINCIPAL
                                            AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
RETAIL 0.3%
Toys 'R' Us (Delaware),
  Inc.
  Term Loan
  5.231%, due 1/19/13                 $  4,500,000   $    4,185,000
                                                     --------------

TELECOMMUNICATIONS 0.3%
Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10                     4,250,000        4,247,344
                                                     --------------
Total Loan Assignments &
  Participations
  (Cost $94,036,521)                                     88,523,351
                                                     --------------


YANKEE BONDS 9.7% (J)
-------------------------------------------------------------------

BUILDING MATERIALS 0.2%
Lafarge S.A.
  6.50%, due 7/15/16                     3,245,000        3,440,336

                                                     --------------

CHEMICALS 1.0%
 v  Nova Chemicals Corp.
  6.50%, due 1/15/12                     5,405,000        5,432,025
  7.56%, due 11/15/13 (h)                6,430,000        5,883,450
  8.375%, due 11/1/16 (e)                3,695,000        3,750,425
                                                     --------------
                                                         15,065,900
                                                     --------------

COMMERCIAL SERVICES 0.5%
National Money Mart Co.
  10.375%, due 12/15/16
  (e)                                    7,825,000        8,001,062

                                                     --------------

ELECTRIC 0.2%
Intergen N.V.
  9.00%, due 6/30/17 (e)                 2,865,000        2,986,763

                                                     --------------

ELECTRONICS 0.2%
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                   3,499,000        3,175,343

                                                     --------------

ENTERTAINMENT 0.4%
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (e)               6,015,000        6,015,000
                                                     --------------

FOREST PRODUCTS & PAPER 0.6%
PE Paper Escrow GmbH
  12.00%, due 8/1/14 (e)                 2,735,000        3,022,175
Smurfit Capital Funding
  PLC
  7.50%, due 11/20/25                    7,545,000        6,432,112
                                                     --------------
                                                          9,454,287
                                                     --------------

HEALTH CARE--PRODUCTS 0.5%
DJO Finance LLC/DJO
  Finance Corp.
  10.875%, due 11/15/14                  7,440,000        7,849,200
                                                     --------------

INSURANCE 0.9%
Allied World Assurance Co.
  Holdings, Ltd.
  7.50%, due 8/1/16                      5,515,000        5,889,154
Fairfax Financial
  Holdings, Ltd.
  7.375%, due 4/15/18                    3,015,000        3,018,769
  7.75%, due 7/15/37                       135,000          125,719
  8.30%, due 4/15/26                     4,645,000        4,494,037
                                                     --------------
                                                         13,527,679
                                                     --------------

LEISURE TIME 0.3%
Willis Group Holdings,
  Ltd. (Trinity
  Acquisition, Ltd.)
  12.875%, due 12/31/16
  (c)(d)(e)                              3,350,000        4,557,203
                                                     --------------


MEDIA 1.5%
Quebecor Media, Inc.
  7.75%, due 3/15/16                    10,679,000       10,652,302
Sun Media Corp.
  7.625%, due 2/15/13                    1,550,000        1,412,438
Videotron Ltee
  9.125%, due 4/15/18 (e)                7,280,000        8,008,000
  9.125%, due 4/15/18                    3,550,000        3,905,000
                                                     --------------
                                                         23,977,740
                                                     --------------

OIL & GAS SERVICES 0.3%
Expro Finance Luxembourg
  SCA
  8.50%, due 12/15/16 (e)                5,590,000        5,548,075
                                                     --------------


PHARMACEUTICALS 0.2%
Angiotech Pharmaceuticals,
  Inc.
  4.006%, due 12/1/13 (h)                3,165,000        2,690,250
                                                     --------------


TELECOMMUNICATIONS 2.6%
 v  Intelsat Subsidiary
  Holding Co., Ltd.
  8.50%, due 1/15/13                    13,435,000       13,703,700
  8.875%, due 1/15/15 (e)                1,415,000        1,457,450
  8.875%, due 1/15/15                    1,415,000        1,464,525
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                    8,365,000        8,657,775
Nortel Networks, Ltd.
  10.125%, due 7/15/13 (b)               1,065,000          761,475
  10.75%, due 7/15/16 (b)                6,075,000        4,343,625
Virgin Media Finance PLC
  8.375%, due 10/15/19                   5,325,000        5,478,094
  9.50%, due 8/15/16                     4,930,000        5,293,587
                                                     --------------
                                                         41,160,231
                                                     --------------





M-180    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                         PRINCIPAL
                                            AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
TRANSPORTATION 0.3%
CEVA Group PLC
  10.00%, due 9/1/14 (e)              $  3,370,000   $    3,201,500
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                     1,380,000        1,345,500
                                                     --------------
                                                          4,547,000
                                                     --------------
Total Yankee Bonds
  (Cost $143,187,350)                                   151,996,069
                                                     --------------
Total Long-Term Bonds
  (Cost $1,361,166,522)                               1,391,536,892
                                                     --------------


                                            SHARES
COMMON STOCKS 0.2%
-------------------------------------------------------------------

AIRLINES 0.0%++
Delta Air Lines, Inc. (f)                    1,693           19,266
                                                     --------------


AUTO PARTS & EQUIPMENT 0.1%
Lear Corp. (f)                              17,990        1,216,844
                                                     --------------


COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  (f)                                       57,198          531,941
                                                     --------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (c)(d)(f)                           172,016            1,720
                                                     --------------


MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (c)(d)(f)                      2,207,279           22,073
                                                     --------------


SOFTWARE 0.0%++
QuadraMed Corp. (d)(f)                      72,760          610,457
                                                     --------------


TELECOMMUNICATIONS 0.1%
Loral Space &
  Communications, Ltd. (f)                  43,456        1,373,644
Remote Dynamics, Inc. (f)                        4                0 (k)
                                                     --------------
                                                          1,373,644
                                                     --------------
Total Common Stocks
  (Cost $13,958,981)                                      3,775,945
                                                     --------------


CONVERTIBLE PREFERRED STOCK 0.2%
-------------------------------------------------------------------

SOFTWARE 0.2%
QuadraMed Corp.
  5.50% (a)(d)                             278,000        3,762,452
                                                     --------------
Total Convertible
  Preferred Stock
  (Cost $6,646,200)                                       3,762,452
                                                     --------------


PREFERRED STOCKS 0.3%
-------------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (c)(d)(f)                           2,059               21
                                                     --------------


REAL ESTATE INVESTMENT TRUSTS 0.3%
Sovereign Real Estate
  Investment Corp.
  12.00% (d)(e)                              4,700        5,281,625
                                                     --------------
Total Preferred Stocks
  (Cost $6,397,288)                                       5,281,646
                                                     --------------


                                         NUMBER OF
                                          WARRANTS
WARRANTS 0.1%
-------------------------------------------------------------------

AUTO COMPONENTS 0.1%
Lear Corp.
  Strike Price $0.01
  Expires 11/9/14 (d)(f)                    10,508          664,106
                                                     --------------


COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/20/14 (f)                       32,417          136,151
  Strike Price $16.30
  Expires 7/20/14 (f)                       32,417           94,982
                                                     --------------
Total Warrants
  (Cost $1,912,589)                                         895,239
                                                     --------------






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-181

                                         NUMBER OF
                                          WARRANTS            VALUE

                                         PRINCIPAL
                                            AMOUNT            VALUE
SHORT-TERM INVESTMENT 8.2%
-------------------------------------------------------------------

REPURCHASE AGREEMENT 8.2%
State Street Bank and
  Trust Co. 0.005%, dated
  12/31/09
  due 1/4/10
  Proceeds at Maturity
  $127,357,391
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 1/14/10, with a
  Principal Amount of
  $129,905,000
  and a Market Value of
  $129,905,000)                       $127,357,320   $  127,357,320
                                                     --------------
Total Short-Term
  Investment
  (Cost $127,357,320)                                   127,357,320
                                                     --------------
Total Investments
  (Cost $1,517,438,900)
  (l)                                         98.2%   1,532,609,494
Other Assets, Less
  Liabilities                                  1.8       27,554,788
                                             -----     ------------
Net Assets                                   100.0%  $1,560,164,282
                                             =====     ============







++   Less
     than
     one-
     tenth of
     a
     percent.
(a)  Restric-
     ted
     secu-
     rity.
(b)  Issue in
     default.
(c)  Fair
     valued
     secu-
     rity.
     The
     total
     market
     value of
     these
     securi-
     ties at
     December
     31, 2009
     is
     $6,141,-
     949,
     which
     repre-
     sents
     0.4% of
     the
     Portfo-
     lio's
     net
     assets.
(d)  Illiquid
     secu-
     rity.
     The
     total
     market
     value of
     these
     securi-
     ties at
     December
     31, 2009
     is
     $16,469-
     ,603,
     which
     repre-
     sents
     1.1% of
     the
     Portfo-
     lio's
     net
     assets.
(e)  May be
     sold to
     institu-
     tional
     inves-
     tors
     only
     under
     Rule
     144A or
     securi-
     ties
     offered
     pursuant
     to
     Section
     4(2) of
     the
     Securi-
     ties Act
     of 1933,
     as
     amended.
(f)  Non-
     income
     produc-
     ing
     secu-
     rity.
(g)  PIK
     ("Pay-
     ment in
     Kin-
     d")--in-
     terest
     or
     dividend
     payment
     is made
     with
     addi-
     tional
     securi-
     ties.
(h)  Floating
     rate---
     Rate
     shown is
     the rate
     in
     effect
     at
     December
     31,
     2009.
(i)  Floating
     Rate
     Loan---
     gener-
     ally
     pays
     interest
     at rates
     which
     are
     periodi-
     cally
     re-
     deter-
     mined at
     a margin
     above
     the
     London
     Inter-
     Bank
     Offered
     Rate
     ("LIBO-
     R") or
     other
     short-
     term
     rates.
     The rate
     shown is
     the
     rate(s)
     in
     effect
     at
     December
     31,
     2009.
     Floating
     Rate
     Loans
     are
     gener-
     ally
     consid-
     ered
     restric-
     tive in
     that the
     Portfo-
     lio is
     ordi-
     narily
     contrac-
     tually
     obli-
     gated to
     receive
     consent
     from the
     Agent
     Bank
     and/or
     borrower
     prior to
     disposi-
     tion of
     a
     Floating
     Rate
     Loan.
(j)  Yankee
     Bond---
     dollar-
     denomi-
     nated
     bond
     issued
     in the
     United
     States
     by a
     foreign
     bank or
     corpora-
     tion.
(k)  Less
     than one
     dollar.
(l)  At
     December
     31,
     2009,
     cost is
     $1,522,-
     169,238
     for
     federal
     income
     tax
     purposes
     and net
     unreal-
     ized
     appreci-
     ation is
     as
     follows:





Gross
  unre-
  alized
  appre-
  cia-
  tion     $ 81,755,350
Gross
  unre-
  alized
  depre-
  cia-
  tion      (71,315,094)
           ------------
Net
  unre-
  alized
  appre-
  cia-
  tion     $ 10,440,256
           ============





The following abbreviation is used in the above portfolio:


C$ -- Canadian Dollar




M-182    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS




                                                   QUOTED
                                                   PRICES
                                                IN ACTIVE      SIGNIFICANT
                                              MARKETS FOR            OTHER     SIGNIFICANT
                                                IDENTICAL       OBSERVABLE    UNOBSERVABLE
                                                   ASSETS           INPUTS          INPUTS
DESCRIPTION                                     (LEVEL 1)        (LEVEL 2)       (LEVEL 3)             TOTAL
Investments in Securities (a)
Long-Term Bonds
  Convertible Bonds (b)                       $        --   $    4,257,650      $    1,090    $    4,258,740
  Corporate Bonds (c)                                  --    1,139,520,763       1,313,308     1,140,834,071
  Foreign Bond                                         --        5,924,661              --         5,924,661
  Loan Assignments & Participations (d)                --       88,276,817         246,534        88,523,351
  Yankee Bonds (e)                                     --      147,438,866       4,557,203       151,996,069
                                              -----------   --------------      ----------    --------------
Total Long-Term Bonds                                  --    1,385,418,757       6,118,135     1,391,536,892
                                              -----------   --------------      ----------    --------------
Common Stocks (f)                               3,752,152               --          23,793         3,775,945
Convertible Preferred Stock                     3,762,452               --              --         3,762,452
Preferred Stocks (g)                            5,281,625               --              21         5,281,646
Warrants                                          895,239               --              --           895,239
Short-Term Investment
  Repurchase Agreement                                 --      127,357,320              --       127,357,320
                                              -----------   --------------      ----------    --------------
Total Investments in Securities               $13,691,468   $1,512,776,077      $6,141,949    $1,532,609,494
                                              ===========   ==============      ==========    ==============







(a)  For detailed industry descriptions, see the Portfolio of Investments.
(b) The level 3 security valued at $1,090 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.
(c) The level 3 securities valued at $625,024, $412,585, and $275,699 are held in Commercial Services, Entertainment and Media, respectively, within the Corporate Bonds section of the Portfolio of Investments.
(d)  The level 3 security valued at $246,534 is held in Machinery within the Loan
     Assignments & Participations section of the Portfolio of Investments.
(e) The level 3 security valued at $4,557,203 is held in Leisure Time within the Yankee Bonds section of the Portfolio of Investments.
(f) The level 3 securities valued at $1,720 and $22,073 are held in Machinery and Media, respectively, within the Common Stocks section of the Portfolio of Investments.
(g)  The level 3 security valued at $21 is held in Machinery within the Preferred
     Stocks section of the Portfolio of Investments.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-183

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:




                              BALANCE                                 CHANGE IN                                  NET        NET
                                AS OF     ACCRUED                    UNREALIZED                            TRANSFERS  TRANSFERS
 INVESTMENTS IN          DECEMBER 31,   DISCOUNTS      REALIZED    APPRECIATION          NET          NET      IN TO     OUT OF
 SECURITIES                      2008  (PREMIUMS)   GAIN (LOSS)  (DEPRECIATION)    PURCHASES        SALES    LEVEL 3    LEVEL 3
Long-Term Bonds
  Convertible Bonds
     Internet             $    1,090    $      --  $         --    $        --   $        --  $        --   $     --   $     --
  Corporate Bonds
     Commercial
       Services              173,664           --            --        451,360            --           --         --         --
     Entertainment           460,734       15,433        17,370           (704)           --      (80,248)        --         --
     Media                 1,152,124        1,255       108,671       (837,355)      109,880     (258,876)        --         --
  Loan Assignments &
     Participations
     Machinery             2,244,442     (609,027)   (1,292,556)     1,578,287     7,036,313   (8,710,925)        --         --
  Yankee Bonds
     Leisure Time                 --           --            --      1,207,203     3,350,000           --         --         --
  Common Stocks
     Advertising                  33           --           (33)            --            --           --         --         --
     Commercial
       Services               16,274           --    (5,090,593)     5,074,319            --           --         --         --
     Machinery                 1,720           --            --             --            --           --         --         --
     Media                 1,413,205           --    (4,655,813)     3,264,681            --           --         --         --
  Preferred Stocks
     Machinery                    21           --            --             --            --           --         --         --
  Warrants
     Media                    11,201           --          (979)       (10,222)           --           --         --         --
                          ----------    ---------  ------------    -----------   -----------  -----------   --------   --------
Total                     $5,474,508    $(592,339) $(10,913,933)   $10,727,569   $10,496,193  $(9,050,049)       $--        $--
                          ==========    =========  ============    ===========   ===========  ===========   ========   ========

                                            CHANGE IN
                                           UNREALIZED
                                         APPRECIATION
                                       (DEPRECIATION)
                                                 FROM
                                          INVESTMENTS
                              BALANCE           STILL
                                AS OF         HELD AT
 INVESTMENTS IN          DECEMBER 31,    DECEMBER 31,
 SECURITIES                      2009        2009 (A)
Long-Term Bonds
  Convertible Bonds
     Internet             $    1,090     $        --
  Corporate Bonds
     Commercial
       Services              625,024         451,360
     Entertainment           412,585         (15,433)
     Media                   275,699        (685,223)
  Loan Assignments &
     Participations
     Machinery               246,534      (4,024,872)
  Yankee Bonds
     Leisure Time          4,557,203       1,207,203
  Common Stocks
     Advertising                  --              --
     Commercial
       Services                   --              --
     Machinery                 1,720              --
     Media                    22,073              --
  Preferred Stocks
     Machinery                    21              --
  Warrants
     Media                        --              --
                          ----------     -----------
Total                     $6,141,949     $(3,066,965)
                          ==========     ===========






(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.






M-184    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $1,517,438,900)  $1,532,609,494
Cash denominated in foreign
  currencies (identified cost
  $360,846)                                392,264
Receivables:
  Dividends and interest                24,818,712
  Investment securities sold             3,205,437
  Fund shares sold                       1,225,067
Other assets                                 1,943
                                    --------------
     Total assets                    1,562,252,917
                                    --------------
LIABILITIES:
Unrealized depreciation on
  unfunded commitments                     135,000
Payables:
  Fund shares redeemed                     867,600
  Manager (See Note 3)                     736,767
  NYLIFE Distributors (See Note 3)         179,375
  Professional fees                         69,344
  Shareholder communication                 67,125
  Custodian                                 23,100
  Directors                                  4,220
Accrued expenses                             6,104
                                    --------------
     Total liabilities                   2,088,635
                                    --------------
Net assets                          $1,560,164,282
                                    ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 300 million shares
  authorized                        $    1,732,677
Additional paid-in capital           1,658,858,469
                                    --------------
                                     1,660,591,146
Accumulated undistributed net
  investment income                     98,842,153
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (214,336,396)
Net unrealized appreciation on
  investments                           15,170,594
Net unrealized depreciation on
  unfunded commitments                    (135,000)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies                                31,785
                                    --------------
Net assets                          $1,560,164,282
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  700,294,542
                                    ==============
Shares of capital stock
  outstanding                           77,535,008
                                    ==============
Net asset value per share
  outstanding                       $         9.03
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  859,869,740
                                    ==============
Shares of capital stock
  outstanding                           95,732,708
                                    ==============
Net asset value per share
  outstanding                       $         8.98
                                    ==============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-185

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Interest                           $109,541,980
  Dividends                               436,581
  Income from securities
     loaned--net                               78
                                     ------------
     Total income                     109,978,639
                                     ------------
EXPENSES:
  Manager (See Note 3)                  7,065,650
  Distribution and service--Service
     Class (See Note 3)                 1,595,905
  Shareholder communication               228,862
  Professional fees                       209,423
  Custodian                                67,044
  Directors                                53,189
  Miscellaneous                            56,675
                                     ------------
     Total expenses                     9,276,748
                                     ------------
Net investment income                 100,701,891
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions               (88,983,101)
  Foreign currency transactions           (20,995)
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (89,004,096)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                      423,687,160
  Translation of other assets and
     liabilities in foreign
     currencies                            31,698
                                     ------------
Net change in unrealized
  depreciation on investments,
  unfunded commitments and foreign
  currency transactions               423,718,858
                                     ------------
Net realized and unrealized gain on
  investments, unfunded commitments
  and foreign currency transactions   334,714,762
                                     ------------
Net increase in net assets
  resulting from operations          $435,416,653
                                     ============







M-186    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009             2008

INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $  100,701,891   $  101,475,331
 Net realized loss on
  investments and foreign
  currency transactions         (89,004,096)     (50,137,423)
 Net change in unrealized
  depreciation on
  investments, unfunded
  commitments and foreign
  currency transactions         423,718,858     (365,844,238)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations               435,416,653     (314,506,330)
                             -------------------------------

Dividends to shareholders:
 From net investment
  income:
    Initial Class               (47,978,241)     (60,036,628)
    Service Class               (53,876,110)     (49,201,753)
                             -------------------------------
 Total dividends to
  shareholders                 (101,854,351)    (109,238,381)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        312,411,274      105,325,443
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends     101,854,351      109,238,381
 Cost of shares redeemed       (125,228,237)    (323,313,584)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions               289,037,388     (108,749,760)
                             -------------------------------
    Net increase (decrease)
     in net assets              622,599,690     (532,494,471)

NET ASSETS:
Beginning of year               937,564,592    1,470,059,063
                             -------------------------------
End of year                  $1,560,164,282   $  937,564,592
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $   98,842,153   $  100,424,076
                             ===============================







                                               mainstayinvestments.com     M-187

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                                        INITIAL CLASS
                            --------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------------------
                                   2009             2008        2007        2006         2005
Net asset value at
  beginning of year              $   6.79         $  10.08    $  10.55    $   9.59    $     9.90
                                 --------         --------    --------    --------    ----------
Net investment income (a)            0.67             0.76        0.80        0.72          0.73
Net realized and
  unrealized gain (loss)
  on investments                     2.22            (3.16)      (0.55)       0.44         (0.46)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                       0.00++          (0.00)++    (0.00)++    (0.00)++       0.02
                                 --------         --------    --------    --------    ----------
Total from investment
  operations                         2.89            (2.40)       0.25        1.16          0.29
                                 --------         --------    --------    --------    ----------
Less dividends:
  From net investment
     income                         (0.65)           (0.89)      (0.72)      (0.20)        (0.60)
                                 --------         --------    --------    --------    ----------
Net asset value at end of
  year                           $   9.03         $   6.79    $  10.08    $  10.55    $     9.59
                                 ========         ========    ========    ========    ==========
Total investment return             42.82%          (24.11%)      2.31%      12.04%         2.94%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              8.23%            8.20%       7.53%       7.20%         7.39%
  Net expenses                       0.62%            0.59%       0.55%       0.56%         0.45%
  Expenses (before
     reimbursement)                  0.62%            0.59%       0.55%       0.56%         0.55%
Portfolio turnover rate                43%              24%         45%         48%           45%
Net assets at end of year
  (in 000's)                     $700,295         $506,827    $866,747    $969,910    $1,022,911






++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.






M-188    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                 SERVICE CLASS
      ------------------------------------------------------------------
                            YEAR ENDED DECEMBER 31,
      ------------------------------------------------------------------

             2009             2008        2007        2006        2005
           $   6.76         $  10.03    $  10.51    $   9.56    $   9.88
           --------         --------    --------    --------    --------
               0.65             0.73        0.77        0.69        0.71
               2.21            (3.14)      (0.55)       0.44       (0.47)

               0.00++          (0.00)++    (0.00)++    (0.00)++     0.02
           --------         --------    --------    --------    --------
               2.86            (2.41)       0.22        1.13        0.26
           --------         --------    --------    --------    --------

              (0.64)           (0.86)      (0.70)      (0.18)      (0.58)
           --------         --------    --------    --------    --------
           $   8.98         $   6.76    $  10.03    $  10.51    $   9.56
           ========         ========    ========    ========    ========
              42.47%          (24.30%)      2.05%      11.76%       2.66%(b)

               7.90%            7.99%       7.28%       6.95%       7.14%
               0.87%            0.84%       0.80%       0.81%       0.70%
               0.87%            0.84%       0.80%       0.81%       0.80%
                 43%              24%         45%         48%         45%
           $859,870         $430,738    $603,312    $509,917    $400,109





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-189

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR          YEARS         YEARS
----------------------------------------------------------------------------------
After Portfolio operating expenses             29.41%        1.66%         1.96%





                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                             S&P 500    S&P 500/CITIGROUP
                            INITIAL CLASS     INDEX        VALUE INDEX
                            -------------    -------    -----------------
12/31/99                        10000         10000           10000
12/31/00                        10659          9090           10608
12/31/01                        10178          8009            9366
12/31/02                         7852          6239            7413
12/31/03                        10046          8029            9770
12/31/04                        11188          8902           11304
12/31/05                        11797          9340           11962
12/31/06                        14074         10815           14450
12/31/07                        15039         11409           14738
12/31/08                         9386          7188            8957
12/31/09                        12146          9090           10854






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR          YEARS         YEARS
----------------------------------------------------------------------------------
After Portfolio operating expenses             29.09%        1.41%         1.71%





                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                              S&P 500    S&P 500/CITIGROUP
                            SERVICE CLASS2     INDEX        VALUE INDEX
                            --------------    -------    -----------------
12/31/99                         10000         10000           10000
12/31/00                         10632          9090           10608
12/31/01                         10128          8009            9366
12/31/02                          7793          6239            7413
12/31/03                          9948          8029            9770
12/31/04                         11051          8902           11304
12/31/05                         11626          9340           11962
12/31/06                         13836         10815           14450
12/31/07                         14748         11409           14738
12/31/08                          9182          7188            8957
12/31/09                         11852          9090           10854






 BENCHMARK PERFORMANCE                                   ONE      FIVE     TEN
                                                         YEAR    YEARS    YEARS
S&P 500(R) Index(3)                                     26.46%    0.42%   -0.95%
S&P 500/Citigroup Value Index(3)                        21.18    -0.81     0.82
Average Lipper Variable Products Large-Cap Core
Portfolio(4)                                            27.98     0.26    -0.48





1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These contractual fee waivers expired on April 30, 2009. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.66% and 1.96% for Initial Class shares and 1.41% and 1.71% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-190    MainStay VP ICAP Select Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,204.40        $4.50          $1,021.10         $4.13
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,202.90        $5.89          $1,019.90         $5.40
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.81% for Initial class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                mainstayinvestments.com    M-191

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)





Pharmaceuticals                         13.8%
Commercial Banks                         9.5
Semiconductors & Semiconductor
  Equipment                              8.0
Oil, Gas & Consumable Fuels              6.7
Machinery                                5.8
Beverages                                5.3
Aerospace & Defense                      4.1
Energy Equipment & Services              4.1
Road & Rail                              4.1
Specialty Retail                         4.0
Wireless Telecommunication Services      3.7
Metals & Mining                          3.6
Computers & Peripherals                  3.5
Diversified Financial Services           3.4
Media                                    3.3
Health Care Equipment & Supplies         3.1
Auto Components                          2.7
Consumer Finance                         2.5
Electronic Equipment & Instruments       2.1
Insurance                                2.1
IT Services                              1.6
Industrial Conglomerates                 1.0
Short-Term Investment                    1.9
Other Assets, Less Liabilities           0.1
                                       -----
                                       100.0%
                                       =====






 See Portfolio of Investments beginning on page M-195 for specific holdings within these categories.



TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  Pfizer, Inc.
    2.  PepsiCo, Inc.
    3.  Merck & Co., Inc.
    4.  Texas Instruments, Inc.
    5.  CSX Corp.
    6.  Honeywell International, Inc.
    7.  Halliburton Co.
    8.  Lowe's Cos., Inc.
    9.  Sanofi-Aventis, Sponsored ADR
   10.  Caterpillar, Inc.







M-192    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY JEROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.



HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP ICAP Select Equity Portfolio returned 29.41% for Initial Class shares and 29.09% for Service Class shares. Both share classes outperformed the 27.98% return of the average Lipper(1) Variable Products Large-Cap Core Portfolio and the 26.46% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?



The Portfolio outperformed the S&P 500(R) Index largely because of favorable stock selection in the health care, energy and industrials sectors. Strong contributions in these sectors more than offset the Portfolio's weaker stock selection in the financials, materials and telecommunication services sectors.



DURING THE REPORTING PERIOD, WHICH SECTORS PROVIDED THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?



In 2009, the strongest sector contribution to the Portfolio's performance relative to the S&P 500(R) Index came from health care, followed by energy and industrials. The sectors that detracted the most from the Portfolio's relative performance were financials, information technology and consumer discretionary. Even so, the Portfolio's information technology and consumer discretionary holdings provided positive absolute performance for the year.




DURING 2009, WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?



On an absolute basis, the Portfolio's strongest individual contributor during the reporting period was financial services firm JPMorgan Chase. Health care company Schering-Plough, which rose on merger news during the period, was the second-strongest absolute contributor. Semiconductor manufacturer Texas Instruments rounded out the top three. Texas Instruments' stock price rose as the likelihood of an economic recovery improved.



Major detractors from the Portfolio's absolute perfor-mance included health care company Johnson & Johnson, diversified entertainment giant News Corp. and telecommunications company Vodafone Group PLC. We sold the Portfolio's position in Johnson & Johnson when we believed that other stocks had become more attractive. The News Corp. position was also eliminated during the reporting period.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?



In a period characterized by financial deleveraging and relatively weak economic activity, we believed that strong companies would become stronger. In our opinion, companies with strong balance sheets, good market positions and solid operating characteristics would have the greatest potential to increase their market share.



We added Intel, the world's largest semiconductor manufacturer, to the Portfolio during 2009. We expected Intel to benefit from its substantial investments in research and development, its launch of new products and the computer upgrade cycle. During the year, the Portfolio also added Caterpillar,



Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The Portfolio may invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Because the Portfolio invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other portfolios. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies in the form of depository receipts, such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Because of its trading strategies, the Portfolio may have a portfolio turnover rate between 100% and 200%. Portfolios with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-193
the world's largest manufacturer of construction and mining equipment. We felt that Caterpillar's exposure to construction, mining, petroleum and other cyclical sectors would add value in an economic recovery. We also felt that Caterpillar would benefit from higher commodity prices and improved cost controls.



Target, the second largest general merchandise retailer in the United States, was eliminated from the Portfolio after the stock reached our price target. As previously noted, the Portfolio eliminated its posi-tions in Johnson & Johnson and News Corp. during the year.



HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF 2009?



During the reporting period, the Portfolio increased its sector weightings in industrials and financials from underweight to overweight. The Portfolio also increased its weighting in health care from a slight overweight to a more significant overweight.



The Portfolio decreased its allocations in the con-sumer staples and information technology sectors, moving from slightly underweight to more signifi-cantly underweight. The Portfolio's consumer discre-tionary weighting also decreased, from a significant overweight to a slight overweight.



HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2009?



As of December 31, 2009, the Portfolio was over-weight relative to the S&P 500(R) Index in the indus-trials, health care and financials sectors. As of the same date, the Portfolio was underweight in the con-sumer staples, information technology and utilities sectors. These relative weightings reflected our views on the relative attractiveness of individual Portfolio holdings in these sectors.





The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP ICAP Select Equity Portfolio on this page and the preceding pages has not been audited.



M-194    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                         SHARES            VALUE
COMMON STOCKS 98.0%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 4.1%
 v  Honeywell International,
  Inc.                                1,125,350   $   44,113,720
                                                  --------------

AUTO COMPONENTS 2.7%
Johnson Controls, Inc.                1,090,750       29,712,030
                                                  --------------

BEVERAGES 5.3%
 v  PepsiCo, Inc.                       955,200       58,076,160
                                                  --------------

COMMERCIAL BANKS 9.5%
BB&T Corp.                              973,050       24,686,279
U.S. Bancorp                          1,785,250       40,185,977
Wells Fargo & Co.                     1,427,550       38,529,574
                                                  --------------
                                                     103,401,830
                                                  --------------

COMPUTERS & PERIPHERALS 3.5%
Hewlett-Packard Co.                     729,199       37,561,040
                                                  --------------

CONSUMER FINANCE 2.5%
Capital One Financial Corp.             718,713       27,555,456
                                                  --------------

DIVERSIFIED FINANCIAL SERVICES 3.4%
JPMorgan Chase & Co.                    898,464       37,438,995
                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 2.1%
Corning, Inc.                         1,207,650       23,319,722
                                                  --------------

ENERGY EQUIPMENT & SERVICES 4.1%
 v  Halliburton Co.                   1,462,176       43,996,876
                                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES 3.1%
Covidien PLC                            714,000       34,193,460
                                                  --------------

INDUSTRIAL CONGLOMERATES 1.0%
Textron, Inc.                           568,400       10,691,604
                                                  --------------

INSURANCE 2.1%
Aon Corp.                               582,950       22,350,303
                                                  --------------

IT SERVICES 1.6%
Accenture PLC Class A                   407,450       16,909,175
                                                  --------------

MACHINERY 5.8%
 v  Caterpillar, Inc.                   736,600       41,978,834
Cummins, Inc.                           467,700       21,448,722
                                                  --------------
                                                      63,427,556

                                                  --------------

MEDIA 3.3%
Viacom, Inc. Class B (a)              1,209,900       35,970,327
                                                  --------------

METALS & MINING 3.6%
Newmont Mining Corp.                    818,400       38,718,504
                                                  --------------

OIL, GAS & CONSUMABLE FUELS 6.7%
Marathon Oil Corp.                    1,091,050       34,062,581
Occidental Petroleum Corp.              475,434       38,676,556
                                                  --------------
                                                      72,739,137

                                                  --------------

PHARMACEUTICALS 13.8%
 v  Merck & Co., Inc.                 1,294,990       47,318,935
 v  Pfizer, Inc.                      3,258,650       59,274,843
 v  Sanofi-Aventis, ADR (b)           1,105,550       43,414,949
                                                  --------------
                                                     150,008,727

                                                  --------------

ROAD & RAIL 4.1%
 v  CSX Corp.                           927,500       44,974,475
                                                  --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 8.0%
Intel Corp.                           2,003,050       40,862,220
 v  Texas Instruments, Inc.           1,761,233       45,897,732
                                                  --------------
                                                      86,759,952

                                                  --------------

SPECIALTY RETAIL 4.0%
 v  Lowe's Cos., Inc.                 1,878,650       43,941,624
                                                  --------------

WIRELESS TELECOMMUNICATION SERVICES 3.7%
Vodafone Group PLC, ADR (b)           1,758,000       40,592,220
                                                  --------------
Total Common Stocks
  (Cost $943,635,859)                              1,066,452,893
                                                  --------------






 +  Percentages indicated are based on Portfolio net assets.


 v Among the Portfolio's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-195

                                      PRINCIPAL
                                         AMOUNT            VALUE
SHORT-TERM INVESTMENT 1.9%
----------------------------------------------------------------

REPURCHASE AGREEMENT 1.9%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $20,116,751
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 2/18/10, with a
  Principal Amount of
  $20,520,000 and a Market
  Value of $20,520,000)             $20,116,740   $   20,116,740
                                                  --------------
Total Short-Term Investment
  (Cost $20,116,740)                                  20,116,740
                                                  --------------

Total Investments
  (Cost $963,752,599) (c)                  99.9%   1,086,569,633
Other Assets, Less
  Liabilities                               0.1        1,109,738
                                          -----     ------------
Net Assets                                100.0%  $1,087,679,371
                                          =====     ============







+    Percentages indicated are based on
     Portfolio net assets.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At December 31, 2009, cost is
     $986,907,474 for federal income tax
     purposes and net unrealized appreciation is as follows:





Gross unrealized appreciation      $138,283,123
Gross unrealized depreciation       (38,620,964)
                                   ------------
Net unrealized appreciation        $ 99,662,159
                                   ============





The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS



                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)             TOTAL
Investments in Securities (a)
Common Stocks                                 $1,066,452,893   $        --        $     --    $1,066,452,893
Short-Term Investment
  Repurchase Agreement                                    --    20,116,740              --        20,116,740
                                              --------------   -----------        --------    --------------
Total Investments in Securities               $1,066,452,893   $20,116,740        $     --    $1,086,569,633
                                              ==============   ===========        ========    ==============






(a) For detailed industry descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).







M-196    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $963,752,599)    $1,086,569,633
Receivables:
  Dividends and interest                 2,231,834
  Fund shares sold                         305,098
Other assets                                 1,285
                                    --------------
     Total assets                    1,089,107,850
                                    --------------
LIABILITIES:
Payables:
  Manager (See Note 3)                     705,577
  Fund shares redeemed                     492,041
  NYLIFE Distributors (See Note 3)          85,261
  Shareholder communication                 69,071
  Professional fees                         58,440
  Custodian                                  8,279
  Directors                                  2,976
  Accrued expenses                           6,834
                                    --------------
     Total liabilities                   1,428,479
                                    --------------
Net assets                          $1,087,679,371
                                    ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                        $    1,018,926
Additional paid-in capital           1,385,245,653
                                    --------------
                                     1,386,264,579
Accumulated undistributed net
  investment income                      8,862,331
Accumulated net realized loss on
  investments                         (430,264,573)
Net unrealized appreciation on
  investments                          122,817,034
                                    --------------
Net assets                          $1,087,679,371
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  686,906,596
                                    ==============
Shares of capital stock
  outstanding                           64,171,766
                                    ==============
Net asset value per share
  outstanding                       $        10.70
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  400,772,775
                                    ==============
Shares of capital stock
  outstanding                           37,720,796
                                    ==============
Net asset value per share
  outstanding                       $        10.62
                                    ==============







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-197

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  15,251,086
  Interest                                   4,032
                                     -------------
     Total income                       15,255,118
                                     -------------
EXPENSES:
  Manager (See Note 3)                   5,544,675
  Distribution and
     service--Service Class (See
     Note 3)                               593,454
  Professional fees                        143,392
  Shareholder communication                135,966
  Directors                                 30,454
  Custodian                                 16,887
  Miscellaneous                             39,526
                                     -------------
     Total expenses before waiver        6,504,354
  Expense waiver from Manager (See
     Note 3)                              (108,778)
                                     -------------
     Net expenses                        6,395,576
                                     -------------
Net investment income                    8,859,542
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (153,422,397)
Net change in unrealized
  depreciation on investments          326,482,871
                                     -------------
Net realized and unrealized gain
  on investments                       173,060,474
                                     -------------
Net increase in net assets
  resulting from operations          $ 181,920,016
                                     =============





(a) Dividends recorded net of foreign withholding taxes in the amount of $27,776.







M-198    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                                    2009             2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $   8,859,542     $ 12,711,015
 Net realized loss on investments                             (183,074,2-
                                            (153,422,397)              32)
 Net change in unrealized depreciation                        (220,528,5-
  on investments                             326,482,871               27)
                                           ------------------------------
 Net increase (decrease) in net assets                        (390,891,7-
  resulting from operations                  181,920,016               44)
                                           ------------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                             (8,840,272)      (2,970,133)
    Service Class                             (3,870,673)      (1,049,152)
                                           ------------------------------
                                             (12,710,945)      (4,019,285)
                                           ------------------------------
 From net realized gain on investments:
    Initial Class                                     --      (21,766,902)
    Service Class                                     --       (9,431,099)
                                           ------------------------------
                                                      --      (31,198,001)
                                           ------------------------------
 Total dividends and distributions to
  shareholders                               (12,710,945)     (35,217,286)
                                           ------------------------------

Capital share transactions:
 Net proceeds from sale of shares             58,794,455      111,725,466
 Net asset value of shares issued in
  connection with the acquisition of VP
  Mid Cap Value Portfolio                    283,971,931               --
 Net asset value of shares issued in
  connection with the acquisition of VP
  Value Portfolio                                     --      641,916,334
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                 12,710,945       35,217,286
Cost of shares redeemed                                       (116,848,2-
                                             (91,976,204)              97)
                                           ------------------------------
  Increase in net assets derived from
  capital share transactions                 263,501,127      672,010,789
                                           ------------------------------
    Net increase in net assets               432,710,198      245,901,759

NET ASSETS:
Beginning of year                            654,969,173      409,067,414
                                           ------------------------------
End of year                                $1,087,679,3-
                                                      71     $654,969,173
                                           ==============================
Accumulated undistributed net investment
 income at end of year                     $   8,862,331     $ 12,710,920
                                           ==============================








                                               mainstayinvestments.com     M-199

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                 INITIAL CLASS
                            -------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------

                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year         $   8.41    $  14.22    $  13.75    $  11.61    $ 11.23
                            --------    --------    --------    --------    -------
Net investment income           0.11        0.05        0.11        0.19 (a)   0.15 (a)
Net realized and
  unrealized gain (loss)
  on investments                2.36       (5.38)       0.87        2.04       0.46
                            --------    --------    --------    --------    -------
Total from investment
  operations                    2.47       (5.33)       0.98        2.23       0.61
                            --------    --------    --------    --------    -------
Less dividends and
  distributions:
  From net investment
     income                    (0.18)      (0.06)      (0.07)      (0.03)     (0.11)
  From net realized gain
     on investments               --       (0.42)      (0.44)      (0.06)     (0.12)
                            --------    --------    --------    --------    -------
Total dividends and
  distributions                (0.18)      (0.48)      (0.51)      (0.09)     (0.23)
                            --------    --------    --------    --------    -------
Net asset value at end of
  year                      $  10.70    $   8.41    $  14.22    $  13.75    $ 11.61
                            ========    ========    ========    ========    =======
Total investment return        29.41%     (37.59%)      6.86%      19.31%      5.44%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.32%       1.98%       1.45%       1.50%      1.35%
  Net expenses                  0.80%       0.78%       0.80%       0.88%#     0.77%#
  Expenses (before
     waiver/reimbursement)      0.82%       0.83%       0.85%       0.94%#     0.91%#
Portfolio turnover rate           85%        152%        117%        130%        55%
Net assets at end of year
  (in 000's)                $686,907    $456,377    $250,237    $137,191    $66,657






# Includes fees paid indirectly which amounted to less than one-hundredth of a percent and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.







M-200    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                SERVICE CLASS
      ----------------------------------------------------------------
                           YEAR ENDED DECEMBER 31,
      ----------------------------------------------------------------

             2009             2008        2007        2006       2005
           $   8.36         $  14.14    $  13.71    $ 11.59    $ 11.21
           --------         --------    --------    -------    -------
               0.07             0.12        0.03       0.15 (a)   0.13 (a)
               2.35            (5.43)       0.90       2.05       0.46
           --------         --------    --------    -------    -------
               2.42            (5.31)       0.93       2.20       0.59
           --------         --------    --------    -------    -------

              (0.16)           (0.05)      (0.06)     (0.02)     (0.09)
                 --            (0.42)      (0.44)     (0.06)     (0.12)
           --------         --------    --------    -------    -------
              (0.16)           (0.47)      (0.50)     (0.08)     (0.21)
           --------         --------    --------    -------    -------
           $  10.62         $   8.36    $  14.14    $ 13.71    $ 11.59
           ========         ========    ========    =======    =======
              29.09%          (37.75%)      6.59%     19.00%      5.21%(b)

               1.04%            1.71%       1.18%      1.23%      1.10%
               1.05%            1.03%       1.05%      1.13%#     1.02%#
               1.07%            1.08%       1.10%      1.19%#     1.16%#
                 85%             152%        117%       130%        55%
           $400,773         $198,592    $158,831    $46,349    $28,632






                                               mainstayinvestments.com     M-201




The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP INCOME BUILDER PORTFOLIO


INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             23.51%        2.51%         0.26%





                                            (After Portfolio operating expenses)

                                                                                  TOTAL RETURN     BARCLAYS CAPITAL
                                     MSCI WORLD    RUSSELL 1000(R)    S&P 500    CORE COMPOSITE     U.S. AGGREGATE
                    INITIAL CLASS      INDEX*           INDEX          INDEX          INDEX           BOND INDEX
                    -------------    ----------    ---------------    -------    --------------    ----------------
12/31/99                10000           10000           10000          10000          10000              10000
12/31/00                 9564            8682            9221           9090           9988              11163
12/31/01                 8542            7221            8073           8009           9583              12105
12/31/02                 7127            5785            6325           6239           8669              13347
12/31/03                 8529            7701            8216           8029          10329              13894
12/31/04                 9072            8834            9153           8902          11218              14497
12/31/05                 9662            9672            9726           9340          11758              14849
12/31/06                10579           11613           11230          10815          13043              15493
12/31/07                11374           12663           11878          11409          13877              16572
12/31/08                 8312            7507            7412           7188          10759              17440
12/31/09                10267            9759            9520           9090          12858              18475






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             23.21%        2.24%         0.01%





                                            (After Portfolio operating expenses)

                                                                                  TOTAL RETURN     BARCLAYS CAPITAL
                                     MSCI WORLD    RUSSELL 1000(R)    S&P 500    CORE COMPOSITE     U.S. AGGREGATE
                    SERVICE CLASS      INDEX*           INDEX          INDEX          INDEX           BOND INDEX
                    -------------    ----------    ---------------    -------    --------------    ----------------
12/31/99                10000           10000           10000          10000          10000              10000
12/31/00                 9539            8682            9221           9090           9988              11163
12/31/01                 8498            7221            8073           8009           9583              12105
12/31/02                 7073            5785            6325           6239           8669              13347
12/31/03                 8444            7701            8216           8029          10329              13894
12/31/04                 8960            8834            9153           8902          11218              14497
12/31/05                 9514            9672            9726           9340          11758              14849
12/31/06                10392           11613           11230          10815          13043              15493
12/31/07                11145           12663           11878          11409          13877              16572
12/31/08                 8124            7507            7412           7188          10759              17440
12/31/09                10010            9759            9520           9090          12858              18475






 BENCHMARK PERFORMANCE                        ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
MSCI World Index(3)                          29.99%        2.01%         -0.24%
Russell 1000(R) Index(3)                     28.43         0.79          -0.49
S&P 500(R) Index(3)                          26.46         0.42          -0.95
Total Return Core Composite Index(3)         19.50         2.77           2.55
Barclays Capital U.S. Aggregate Bond
Index(3)                                      5.93         4.97           6.33
Average Lipper Variable Products Mixed-
  Asset Target Allocation Growth
  Portfolio(4)                               24.27         2.21           1.84





1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.45% and 0.24% for Initial Class shares and 2.22% and 0.00% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.





M-202    MainStay VP Income Builder Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INCOME BUILDER PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)

INITIAL CLASS SHARES           $1,000.00       $1,163.40        $3.93          $1,021.60         $3.67
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,162.00        $5.29          $1,020.30         $4.94
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.72% for Initial Class and 0.97% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.






                                                mainstayinvestments.com    M-203

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


(COMPOSITION PIE CHART)

Common Stocks                                   57.50
Corporate Bonds                                 17.00
Convertible Bonds                                8.50
U.S. Government & Federal Agencies               6.50
Short-Term Investment                            5.00
Yankee Bonds                                     1.30
Asset-Backed Securities                          1.10
Convertible Preferred Stocks                     1.10
Mortgage-Backed Securities                       0.70
Other Assets, Less Liabilities                   0.70
Foreign Government Bonds                         0.30
Municipal Bonds                                  0.30
Futures Contracts                                0.00
Loan Assignment & Participation                  0.00
Preferred Stock                                  0.00
Warrants                                         0.00







See Portfolio of Investments beginning on page M-209 for specific holdings within these categories.


++ Less than one-tenth of a percent.




TOP TEN HOLDINGS OR ISSUERS HELD AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  Federal National Mortgage Association (Mortgage
        Pass-Through Securities), 4.50%-6.50%, due
        4/1/18-4/1/37
    2.  Imperial Tobacco Group PLC
    3.  Diageo PLC
    4.  InBev N.V.
    5.  Nestle S.A. Registered
    6.  Government National Mortgage Association
        (Mortgage Pass-Through Securities), 5.00%-6.50%, due 4/15/29-3/1/38
    7.  Federal Home Loan Mortgage Corporation (Mortgage
        Pass-Through Securities), 3.00%-5.50%, due
        8/1/10-6/1/35
    8.  Altria Group, Inc.
    9.  Lorillard, Inc.
   10.  BCE, Inc.








M-204    MainStay VP Income Builder Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY DAN ROBERTS AND MICHAEL KIMBLE OF MACKAY SHIELDS LLC ("MACKAY SHIELDS"), THE PORTFOLIO'S CO-SUBADVISOR, AND WILLIAM W. PRIEST, CFA, ERIC SAPPENFIELD, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. ("EPOCH") THE PORTFOLIO'S CO-SUBADVISOR.(1)





HOW DID MAINSTAY VP INCOME BUILDER PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Income Builder Portfolio returned 23.51% for Initial Class shares and 23.21% for Service Class shares. Both share classes underperformed the 24.27% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 29.99% return of the MSCI World Index(2) and the 28.43% return of the Russell 1000(R) Index(2) for the 12 months ended December 31, 2009. The MSCI World Index is the Portfolio's broad-based securities-market index.





WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO MANAGEMENT OR INVESTMENT APPROACH OF THE PORTFOLIO DURING THE REPORTING PERIOD?



In connection with a larger initiative by New York Life Investments to reposition and rationalize the lineup of MainStay VP Portfolios, the Board of Directors of the Fund approved the replacement of Mac-
Kay Shields with Epoch as the Co-Subadviser for the equity portion of the Portfolio, effective June 29, 2009. The Board also approved the restructuring of the portfolio management team for the Portfolio as of that date to add Dan Roberts and Michael Kimble of MacKay Shields as portfolio managers responsible for the overall asset allocation decisions for the Portfolio. For the period from January 1, 2009, to June 28, 2009, the Portfolio's performance figures referenced above reflect the performance of the Portfolio while the entire Portfolio was subadvised by MacKay Shields.



Effective August 14, 2009, the Portfolio amended its principal investment strategy to reflect Epoch's global equity yield strategy for equity investments, changed its primary benchmark index from the Russell 1000(R) Index to the MSCI World Index and changed its prin-cipal risks. Effective November 20, 2009, the Port-folio changed its name from MainStay VP Total Return Portfolio to MainStay VP Income Builder
Portfolio. For the period from January 1, 2009, to August 14, 2009, the Portfolio's relative performance figures discussed herein are compared to the previous benchmark index and relative performance figures thereafter are compared to the current benchmark. For additional information about these changes and their implementation, please refer to the Supplement dated July 1, 2009, to the Prospectus for the Fund, dated May 1, 2009.



DURING 2009, WHICH SECTORS IN THE EQUITY PORTION OF THE PORTFOLIO WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE WEAK CONTRIBUTORS?



During the first six months of 2009, the strongest sector contributors to the Portfolio's equity



Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the subadvisor believes is their full value or that they may even go down in value.
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong as those issuing securities with higher credit ratings and thus may be more vulnerable to changes in the economy. If an issuer stops making interest payments and/or principal payments on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money. The principal risk of mortgage dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.



1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities for the equity portion of the Portfolio to MacKay Shields from January 1, 2009, to June 29, 2009, and to Epoch beginning on June 29, 2009. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-205
performance on an absolute basis and relative to the Russell 1000(R) Index were energy, industrials and information technology. The Portfolio benefited from strong security selection in energy and industrials and from an overweight position in information technology. During the first six months of the reporting period, consumer staples was the Portfolio's weakest sector in both absolute and relative terms. Health care was weak in absolute terms, and utilities was weak relative to the Russell 1000(R) Index. The Portfolio's consumer staples holdings were hurt when investors moved from defensive to cyclical stocks.



In the second half of 2009, the sectors that made the strongest contributions to the Portfolio's returns relative to the MSCI World Index were utilities, industrials and telecommunication services. During the second half of the year, the weakest-contributing sectors were information technology, health care and mater-ials. Despite the information technology sector's strong advance during the latter half of the reporting period, these stocks do not typically pay significant dividends and are not a key source of equity returns in our strategy.



DURING 2009, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE ABSOLUTE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO AND WHICH STOCKS WERE PARTICULARLY WEAK CONTRIBUTORS?



During the first six months of 2009, computer and electronic device manufacturer Apple was the strongest contributor to the Portfolio's absolute performance, followed by Blackberry device and software maker Research In Motion and IT services company International Business Machines. During the first half of the year, the Portfolio's worst-performing stock on an absolute basis was railroad operator Norfolk Southern. Biotechnology company Celgene was also a laggard, when the company's largest product, a cancer treatment drug, experienced slowing sales. Shares of Citigroup and U.S. Bancorp also moved dramatically lower during the first half of the reporting period.



During the second half of 2009, oil, gas & consumable fuels company ExxonMobil was a negative performer in absolute terms, but our position performed better than the MSCI World Index and the Portfolio was significantly underweight relative to the benchmark in the stock. Belgium-based beverage company Anheuser-Busch InBev Worldwide provided positive absolute performance and was overweight in the Portfolio relative to the benchmark. Telecommunications company Windstream provided positive absolute performance and was heavily overweight relative to the MSCI World Index.



During the second half of the year, the Portfolio's three worst-performing stocks on an absolute basis also had the greatest negative impact on the Portfolio's relative performance. They were pharmaceutical company AstraZeneca PLC of the U.K., insurance company Arthur J. Gallagher in the United States, and water and wastewater utility and infrastructure manager United Utilities in the U.K. AstraZeneca PLC provided positive absolute returns but underperformed the MSCI World Index. Arthur J. Gallagher provided negative absolute returns and underperformed the benchmark. United Utilities provided positive results but underperformed the MSCI World Index in the second half of 2009.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING 2009?



During the first six months of 2009, the Portfolio added to its energy holdings with purchases of oil-services companies Schlumberger and Transocean. During the same period, the Portfolio also added a position in diversified manufacturing company Ingersoll-Rand.



During the first half of the year, the Portfolio sold its position in biotechnology company Celgene, when slowing sales of the company's largest product put pressure on the stock price. The Portfolio also sold its position in design and engineering software maker Autodesk. The company posted a loss for its first fiscal quarter of 2010 (or the three months ended April 30, 2009).



During the second half of 2009, the Portfolio purchased Imperial Tobacco PLC which has historically generated strong free cash flow from its sales of tobacco products. The Portfolio also purchased shares of Anheuser-Busch InBev Worldwide to take advantage of the company's strong free cash flow arising and management's commitment to enhancing shareholder yield. A third purchase was Diageo PLC, a global brewer with world-class brands and strong free cash flow.



During the second half of 2009, the Portfolio's largest sales were IT services company International Business Machines, aerospace & defense company United Technologies and computer and electronic device manufacturer Apple. While all three were great companies, they did not exhibit the free cash flow the Portfolio seeks to capture. All three stocks were sold as part of the Portfolio's transition in portfolio management.





M-206    MainStay VP Income Builder Portfolio

HOW DID SECTOR WEIGHTINGS IN THE EQUITY PORTION OF THE PORTFOLIO CHANGE DURING 2009?



At the end of June 2009, the Portfolio was underweight relative to the Russell 1000(R) Index in energy, utilities and financials. As of the same date, the Portfolio was overweight relative to the Russell 1000(R) Index in consumer staples and health care.



During the second half of the year, the Portfolio significantly increased its utility and telecommunication services holdings from underweight to overweight relative to the MSCI World Index. The Portfolio increased its weighting in consumer staples from neutral relative to the benchmark to overweight.



During the second half of the year, the Portfolio reduced its positions in information technology, health care and industrials from overweight to underweight relative to the MSCI World Index.



HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AS OF DECEMBER 31, 2009?



As of December 31, 2009, the equity portion of the Portfolio was significantly overweight relative to the MSCI World Index in utilities, telecommunication services and consumer staples. In all three cases, the weighting effects were negative, but in utilities and telecommunication services, stock selection provided an overall positive impact on relative performance.



As of the same date, the equity portion of the Portfolio was significantly underweight relative to the MSCI World Index in financials and information technology and was underweight in materials. All three of these positioning decisions detracted from the Portfolio's relative performance.



WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING 2009?



During the first six months of the reporting period, the bond market found comfort in early signs of economic recovery, and it gradually gravitated toward cyclical portions of the market. The broad-based change in attitude from the latter stages of 2008 provided a favorable backdrop for the resurgence of higher-risk assets, especially credit-related products like corporate bonds.



During the last six months of the reporting period, the Portfolio was repositioned to take better advantage of the economic and market outlook. Should the rate of economic recovery remain modest over the coming months, increased strength in the capital markets could support corporate securities. With these possibilities in view, the Portfolio positioned itself for higher-yields and the potential for greater capital gains.



DID THE FIXED-INCOME PORTION OF THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?



During the first six months of the reporting period, the fixed-income portion of the Portfolio shifted exposure from mortgage pass-through securities issued by Fannie Mae to similar-coupon securities issued by Ginnie Mae. Because of the pricing relationship of these securities, we viewed the trade as oversold. The trade had become considerably less costly on concerns about deteriorating Ginnie Mae technicals (such as too much supply and too little foreign demand) and a widening gap between Ginnie Mae and Fannie Mae prepayment rates.



The Portfolio's expanded commitment to mortgage pass-through securities aided performance as pass-through spreads(3) tightened nearly 45 basis points to comparable-duration Treasurys during the first six months of the reporting period. (A basis point is one hundredth of a percentage point.) The Ginnie Mae/ Fannie Mae spread, however, was slow to normalize, and the trade modestly detracted from the Portfolio's performance.



The Portfolio bought several commercial mortgage-backed securities to bring its weighting into line with the Portfolio's fixed-income benchmark, the Barclays Capital U.S. Aggregate Bond Index.(2) Although declining commercial property fundamentals remained a concern, there was some optimism that government intervention to enhance liquidity might be a more potent force. Indeed, spreads in the commercial mortgage-backed securities sector tightened during the latter stages of the first six months of the reporting period.



During the last six months of the reporting period, the Portfolio increased its high-yield bond allocation from just over 3% of the Portfolio to the maximum level of 8%. In pursuit of higher risk, the Portfolio increased its convertible-bond allocation from less than 6% to a total of 9% of Portfolio assets.




3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


                                                mainstayinvestments.com    M-207

WERE THERE ANY OTHER SIGNIFICANT CHANGES IN THE PORTFOLIO'S OVERALL ALLOCATIONS DURING THE REPORTING PERIOD?



From an overall allocation perspective, the Portfolio increased its cash-market equity holdings from approximately 48% to 60% of total assets. The Portfolio also added an equity futures overlay of nearly 10% of the Portfolio's net assets to gain further exposure to the equity markets.






The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP Income Builder Portfolio on this page and the preceding pages has not been audited.





M-208    MainStay VP Income Builder Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2009




                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS 35.7%+
ASSET-BACKED SECURITIES 1.1%

---------------------------------------------------------------

AIRLINES 0.2%
Continental Airlines, Inc.
  Series A
  7.25%, due 11/10/19               $   450,000   $     457,875
                                                  -------------

AUTOMOBILE 0.1%
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  0.343%, due 1/15/12 (a)               215,000         214,987
                                                  -------------

CREDIT CARDS 0.6%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.533%, due 1/15/14 (a)               780,000         750,062
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  0.474%, due 1/9/12 (a)                855,000         854,788
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  0.476%, due 3/27/11
  (a)(b)(c)                             137,541         137,216
                                                  -------------
                                                      1,742,066
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES 0.0%++
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (c)(d)             62,131          62,134

                                                  -------------

HOME EQUITY 0.2%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)               255,054         250,118
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)               415,535         398,717
                                                  -------------
                                                        648,835
                                                  -------------
Total Asset-Backed
  Securities
  (Cost $3,170,055)                                   3,125,897
                                                  -------------

CONVERTIBLE BONDS 8.5%
---------------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
L-3 Communications Corp.
  3.00%, due 8/1/35                     292,000         308,060
Triumph Group, Inc.
  2.625%, due 10/1/26                   217,000         237,344
                                                  -------------
                                                        545,404
                                                  -------------

AUTO PARTS & EQUIPMENT 0.4%
BorgWarner, Inc.
  3.50%, due 4/15/12                    834,000       1,056,052
                                                  -------------


BIOTECHNOLOGY 0.1%
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                     231,000         270,848
                                                  -------------


COAL 0.1%
Peabody Energy Corp.
  4.75%, due 12/15/66                   187,000         189,805
                                                  -------------


COMMERCIAL SERVICES 0.1%
Alliance Data Systems Corp.
  1.75%, due 8/1/13                     193,000         197,584
                                                  -------------


COMPUTERS 0.5%
EMC Corp.
  1.75%, due 12/1/11                  1,151,000       1,404,220
                                                  -------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
General Cable Corp.
  0.875%, due 11/15/13                  206,000         180,765
                                                  -------------


ELECTRONICS 0.4%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                     687,000         915,427
TTM Technologies, Inc.
  3.25%, due 5/15/15                    201,000         201,503
                                                  -------------
                                                      1,116,930
                                                  -------------

ENERGY--ALTERNATE SOURCES 0.2%
Covanta Holding Corp.
  1.00%, due 2/1/27                     637,000         597,984
                                                  -------------

ENVIRONMENTAL CONTROLS 0.1%
Waste Connections, Inc.
  3.75%, due 4/1/26                     231,000         249,480
                                                  -------------

HOUSEWARES 0.4%
Newell Rubbermaid, Inc.
  5.50%, due 3/15/14                    542,000       1,026,413
                                                  -------------




 +  Percentages indicated are based on Portfolio net assets.


 v Among the Portfolio's 10 largest holdings or issuers held, as of December 31, 2009, excluding short-term investment.  May be subject to change daily.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-209

                                      PRINCIPAL
                                         AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
IRON & STEEL 0.7%
Allegheny Technologies
  4.25%, due 6/1/14                 $   877,000   $   1,204,779
ArcelorMittal
  5.00%, due 5/15/14                    278,000         461,827
Steel Dynamics, Inc.
  5.125%, due 6/15/14                   134,000         170,348
United States Steel Corp.
  4.00%, due 5/15/14                    112,000         210,420
                                                  -------------
                                                      2,047,374
                                                  -------------

LEISURE TIME 0.4%
Carnival Corp.
  2.00%, due 4/15/21                  1,008,000       1,044,540
                                                  -------------


MINING 0.7%
Alcoa, Inc.
  5.25%, due 3/15/14                    299,000         777,026
Newmont Mining Corp.
  1.25%, due 7/15/14                    854,000       1,069,635
                                                  -------------
                                                      1,846,661
                                                  -------------

MISCELLANEOUS--MANUFACTURING 0.9%
Danaher Corp.
  (zero coupon), due 1/22/21          1,034,000       1,142,570
Ingersoll-Rand Co.
  4.50%, due 4/15/12                     80,000         164,600
Textron, Inc.
  4.50%, due 5/1/13                     630,000       1,018,237
                                                  -------------
                                                      2,325,407
                                                  -------------

OIL & GAS 0.4%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                    506,000         455,400
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                     315,000         313,031
Transocean, Inc.
  Series A
  1.625%, due 12/15/37                  425,000         422,875
                                                  -------------
                                                      1,191,306
                                                  -------------

OIL & GAS SERVICES 1.4%
Cameron International Corp.
  2.50%, due 6/15/26                  1,070,000       1,445,837
Core Laboratories, L.P.
  0.25%, due 10/31/11                   444,000         571,650
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                  1,076,000       1,761,950
                                                  -------------
                                                      3,779,437
                                                  -------------

PHARMACEUTICALS 0.9%
ALZA Corp.
  (zero coupon), due 7/28/20          1,113,000       1,036,481
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                   1,166,000       1,442,925
                                                  -------------
                                                      2,479,406
                                                  -------------

RETAIL 0.1%
Costco Wholesale Corp.
  (zero coupon), due 8/19/17            242,000         325,188
                                                  -------------


SEMICONDUCTORS 0.1%
Microchip Technology, Inc.
  2.125%, due 12/15/37                  120,000         122,250
ON Semiconductor Corp.
  2.625%, due 12/15/26                  150,000         167,438
Teradyne, Inc.
  4.50%, due 3/15/14                     47,000          99,405
                                                  -------------
                                                        389,093
                                                  -------------

SOFTWARE 0.3%
Sybase, Inc.
  3.50%, due 8/15/29 (d)                649,000         772,310
SYNNEX Corp.
  4.00%, due 5/15/18 (d)                 93,000         115,901
                                                  -------------
                                                        888,211
                                                  -------------
Total Convertible Bonds
  (Cost $22,431,948)                                 23,152,108
                                                  -------------


CORPORATE BONDS 17.0%
---------------------------------------------------------------

AEROSPACE & DEFENSE 0.7%
BAE Systems Holdings, Inc.
  5.20%, due 8/15/15 (d)              1,325,000       1,365,000
L-3 Communications Corp.
  5.20%, due 10/15/19 (d)               580,000         573,699
                                                  -------------
                                                      1,938,699
                                                  -------------

AGRICULTURE 0.2%
Cargill, Inc.
  4.375%, due 6/1/13 (d)                300,000         311,926
Lorillard Tobacco Co.
  8.125%, due 6/23/19                   165,000         181,399
                                                  -------------
                                                        493,325

                                                  -------------

AIRLINES 0.9%
Continental Airlines, Inc.
  7.875%, due 1/2/20                  1,380,972       1,184,183
Northwest Airlines, Inc.
  7.027%, due 11/1/19                 1,545,868       1,368,093
                                                  -------------
                                                      2,552,276
                                                  -------------





M-210    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AUTO MANUFACTURERS 0.2%
Ford Motor Co.
  6.625%, due 10/1/28               $   500,000   $     386,250
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (d)                180,000         179,499
                                                  -------------
                                                        565,749
                                                  -------------

BANKS 2.3%
AgriBank FCB
  9.125%, due 7/15/19                   570,000         626,403
BAC Capital Trust VI
  5.625%, due 3/8/35                    800,000         640,358
Bank of America Corp.
  6.50%, due 8/1/16                     475,000         510,778
  8.00%, due 12/29/49                 1,000,000         962,740
Citigroup, Inc.
  8.125%, due 7/15/39                   550,000         620,756
GMAC LLC
  8.00%, due 11/1/31(d)                 928,000         835,200
Goldman Sachs Group, Inc.
  (The)
  6.75%, due 10/1/37                  1,075,000       1,104,978
USB Capital IX
  6.189%, due 10/29/49                  135,000         108,506
Wells Fargo & Co.
  7.98%, due 3/29/49                    800,000         802,000
                                                  -------------
                                                      6,211,719
                                                  -------------

BEVERAGES 0.4%
Anheuser-Busch InBev
  Worldwide, Inc.
  5.375%, due 1/15/20 (d)             1,200,000       1,224,311
                                                  -------------


BIOTECHNOLOGY 0.5%
Amgen, Inc.
  5.85%, due 6/1/17                   1,250,000       1,365,939
                                                  -------------

BUILDING MATERIALS 0.4%
U.S. Concrete, Inc.
  8.375%, due 4/1/14                    800,000         481,000
USG Corp.
  6.30%, due 11/15/16                   630,000         563,850
                                                  -------------
                                                      1,044,850
                                                  -------------

CHEMICALS 1.2%
Chevron Phillips Chemica
  7.00%, due 6/15/14 (d)              1,080,000       1,188,023
                                                  -------------

Dow Chemical Co. (The)
  5.90%, due 2/15/15                    470,000         505,051
  8.55%, due 5/15/19                  1,390,000       1,658,471
                                                  -------------
                                                      3,351,545
                                                  -------------

COMMERCIAL SERVICES 0.3%
Quebecor World, Inc.
  (Litigation Trust)
  9.75%, due 1/15/49
  (b)(c)(f)                              70,000           3,640
United Rentals North
  America, Inc.
  7.75%, due 11/15/13                   800,000         752,000
                                                  -------------
                                                        755,640
                                                  -------------

COMPUTERS 0.1%
Unisys Corp.
  14.25%, due 9/15/15 (d)               280,000         326,200
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 1.5%
Cantor Fitzgerald, L.P.
  7.875%, due 10/15/19 (d)              800,000         782,924
Citigroup, Inc.
  8.50%, due 5/22/19                    252,500         291,575
General Electric Capital
  Corp.
  6.375%, due 11/15/67                1,175,000       1,019,312
  6.875%, due 1/10/39                   270,000         278,825
JPMorgan Chase & Co.
  7.90%, due 4/29/49                  1,300,000       1,340,898
Merrill Lynch & Co., Inc.
  5.00%, due 2/3/14                     300,000         303,606
                                                  -------------
                                                      4,017,140
                                                  -------------

ELECTRIC 0.8%
Ameren Energy Generating Co.
  6.30%, due 4/1/20                     120,000         117,834
DTE Energy Co.
  7.625%, due 5/15/14                   270,000         301,416
Energy Future Holdings Corp.
  11.25%, due 11/1/17 (g)             1,060,000         749,950

Entergy Gulf States
  Louisiana LLC
  5.59%, due 10/1/24                  1,025,000       1,024,410
                                                  -------------
                                                      2,193,610
                                                  -------------

ENTERTAINMENT 0.3%
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13                   945,000         757,181
                                                  -------------


FOOD 0.2%
Smithfield Foods, Inc.
  7.75%, due 7/1/17                     500,000         461,250
                                                  -------------


FOREST PRODUCTS & PAPER 0.8%
Boise Cascade LLC
  7.125%, due 10/15/14                  860,000         775,075
International Paper Co.
  7.30%, due 11/15/39                   700,000         742,603
  9.375%, due 5/15/19                   500,000         614,585
                                                  -------------
                                                      2,132,263
                                                  -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-211

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--SERVICES 0.5%
CIGNA Corp.
  8.50%, due 5/1/19                 $   435,000   $     494,282
Highmark, Inc.
  6.80%, due 8/15/13 (c)(d)             835,000         873,649
                                                  -------------
                                                      1,367,931
                                                  -------------

INSURANCE 2.3%
Allstate Corp. (The)
  6.50%, due 5/15/67                  1,725,000       1,492,125
American General Finance
  Corp.
  6.90%, due 12/15/17                 1,350,000         937,378
Hartford Financial Services
  Group, Inc.
  6.10%, due 10/1/41                  1,725,000       1,378,589
Hartford Life, Inc.
  7.65%, due 6/15/27                    245,000         223,737
Liberty Mutual Group, Inc.
  7.80%, due 3/7/87 (d)               1,195,000         985,875
Progressive Corp. (The)
  6.70%, due 6/15/37                  1,450,000       1,283,060
                                                  -------------
                                                      6,300,764
                                                  -------------

MEDIA 0.8%
Comcast Corp.
  5.70%, due 7/1/19                     800,000         839,235
ION Media Networks, Inc.
  9.041%, due 1/15/13
  (d)(g)(h)                              23,884             388
Morris Publishing Group LLC
  7.00%, due 8/1/13 (h)                  49,000          14,333
Time Warner Cable, Inc.
  8.25%, due 2/14/14                    680,000         794,747
Time Warner, Inc.
  7.70%, due 5/1/32                     485,000         569,552
Ziff Davis Media, Inc.
  8.875%, due 7/15/11 (b)(c)             13,104           3,145
                                                  -------------
                                                      2,221,400
                                                  -------------

MINING 0.4%
Alcoa, Inc.
  5.90%, due 2/1/27                     440,000         396,645
Century Aluminum Co.
  8.00%, due 5/15/14                    606,000         590,850
                                                  -------------
                                                        987,495
                                                  -------------

MISCELLANEOUS--MANUFACTURING 0.2%
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                     575,000         576,438
                                                  -------------


OIL & GAS 0.4%
ConocoPhillips
  6.50%, due 2/1/39                   1,000,000       1,109,842
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35                    75,000          71,411
                                                  -------------
                                                      1,181,253
                                                  -------------

OIL & GAS SERVICES 0.2%
Basic Energy Services, Inc.
  7.125%, due 4/15/16                   500,000         416,250
                                                  -------------


PHARMACEUTICALS 0.2%
Pfizer, Inc.
  6.20%, due 3/15/19                    410,000         455,765
                                                  -------------


PIPELINES 0.7%
NGPL Pipeco LLC
  7.119%, due 12/15/17 (d)              690,000         761,396
Oneok, Inc.
  6.00%, due 6/15/35                    610,000         569,328
Panhandle Eastern Pipeline
  Co., L.P.
  6.20%, due 11/1/17                    430,000         454,670
                                                  -------------
                                                      1,785,394
                                                  -------------

REAL ESTATE INVESTMENT TRUSTS 0.4%
HCP, Inc.
  5.65%, due 12/15/13                   370,000         370,644
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17                    585,000         550,545
ProLogis
  7.375%, due 10/30/19                  200,000         197,281
                                                  -------------
                                                      1,118,470
                                                  -------------

RETAIL 0.0%++
CVS Caremark Corp.
  5.789%, due 1/10/26 (b)(d)             62,748          59,102
                                                  -------------


SAVINGS & LOANS 0.1%
Pipeline Funding Co. LLC
  7.50%, due 1/15/30 (d)                200,000         189,116
                                                  -------------

Total Corporate Bonds
  (Cost $44,164,556)                                 46,051,075
                                                  -------------







M-212    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
FOREIGN GOVERNMENT BONDS 0.3%
---------------------------------------------------------------

FOREIGN SOVEREIGN 0.3%
Republic of Panama
  9.375%, due 4/1/29                $   555,000   $     738,150
Republic of Venezuela
  6.00%, due 12/9/20                    217,000         119,350
                                                  -------------

Total Foreign Government
  Bonds
  (Cost $783,796)                                       857,500
                                                  -------------


LOAN ASSIGNMENT & PARTICIPATION 0.0%++ (I)
---------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/13 (b)(c)             31,175           4,146
                                                  -------------
Total Loan Assignment &
  Participation
  (Cost $71,520)                                          4,146
                                                  -------------

MORTGAGE-BACKED SECURITIES 0.7%
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.7%
Banc of America Commercial
  Mortgage, Inc.
  Series 2007-2, Class A4
  5.867%, due 4/10/49                   290,000         249,919
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.476%, due 12/25/36
  (a)(c)(d)                             218,929         147,039
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  5.908%, due 6/11/40 (a)               290,000         263,601
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class A4
  6.299%, due 12/10/49 (a)              150,000         134,692
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)              480,000         407,501
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.95%, due 2/25/42
  (a)(b)(c)(d)                          484,881         452,781
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36 (d)              160,000         156,800
                                                  -------------

Total Mortgage-Backed
  Securities
  (Cost $1,885,135)                                   1,812,333
                                                  -------------

MUNICIPAL BONDS 0.3%
---------------------------------------------------------------

TEXAS 0.2%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                395,000         395,284
                                                  -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                    455,000         361,311
                                                  -------------
Total Municipal Bonds
  (Cost $850,000)                                       756,595
                                                  -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 6.5%
---------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                    241,129         250,661
                                                  -------------


V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.1%
  3.00%, due 8/1/10                     141,710         142,657
  4.316%, due 3/1/35 (a)                483,420         499,187
  5.00%, due 8/1/33                     415,659         427,955
  5.043%, due 6/1/35 (a)                616,557         648,916
  5.50%, due 1/1/21                   1,115,253       1,187,190
                                                  -------------
                                                      2,905,905
                                                  -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 3.2%
  4.50%, due 4/1/18                     365,747         381,219
  4.50%, due 6/1/23                   1,671,176       1,722,545
  5.50%, due 4/1/21                   1,267,426       1,349,569
  5.50%, due 6/1/34                     920,046         967,007
  6.00%, due 9/1/35                   1,763,889       1,883,485
  6.00%, due 10/1/35                  1,249,337       1,329,372
  6.00%, due 4/1/37                     855,154         904,058
  6.50%, due 10/1/31                    191,921         207,514
                                                  -------------
                                                      8,744,769
                                                  -------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2632, Class NH
  3.50%, due 6/15/13                    349,881         355,345
                                                  -------------

FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series R001, Class AE
  4.375%, due 4/15/15                   456,335         468,130
                                                  -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-213

                                      PRINCIPAL
                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.1%
  5.00%, due 3/1/38 TBA (j)         $ 1,540,000   $   1,578,260
  6.00%, due 4/15/29                    307,988         328,739
  6.00%, due 8/15/32                    600,409         640,830
  6.50%, due 12/1/33 TBA (j)            370,000         393,356
                                                  -------------
                                                      2,941,185
                                                  -------------

UNITED STATES TREASURY BOND 0.7%
  4.50%, due 8/15/39                  1,880,000       1,837,407
                                                  -------------
Total U.S. Government &
  Federal Agencies
  (Cost $16,918,567)                                 17,503,402
                                                  -------------


YANKEE BONDS 1.3% (K)
---------------------------------------------------------------

BANKS 0.1%
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (d)               310,000         314,243
                                                  -------------


BEVERAGES 0.1%
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                   245,000         262,180
                                                  -------------


BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (d)(h)            440,000          68,750
                                                  -------------


COAL 0.0%++
Raspadskaya Securities, Ltd.
  7.50%, due 5/22/12                    120,000         121,020
                                                  -------------


INSURANCE 0.1%
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (d)                250,000         250,952
                                                  -------------


MEDIA 0.3%
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (d)               760,000         775,148
                                                  -------------

MINING 0.2%
Novelis, Inc.
  7.25%, due 2/15/15                    500,000         476,250
                                                  -------------

OIL & GAS 0.5%
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (d)                200,000         195,000
Gazprom International S.A.
  7.201%, due 2/1/20 (d)                348,200         354,728
Petronas Capital, Ltd.
  5.25%, due 8/12/19 (d)                390,000         390,183
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (d)                285,000         292,125
                                                  -------------
                                                      1,232,036
                                                  -------------
Total Yankee Bonds
  (Cost $3,725,091)                                   3,500,579
                                                  -------------
Total Long-Term Bonds
  (Cost $94,000,668)                                 96,763,635
                                                  -------------



                                         SHARES

COMMON STOCKS 57.5%
---------------------------------------------------------------

AEROSPACE & DEFENSE 1.2%
BAE Systems PLC                         272,050       1,567,778
Meggitt PLC                             394,650       1,655,533
                                                  -------------
                                                      3,223,311
                                                  -------------

AGRICULTURE 5.2%
 v  Altria Group, Inc.                  140,950       2,766,848
British American Tobacco PLC             49,800       1,615,542
 v  Imperial Tobacco Group
  PLC                                   109,550       3,452,489
 v   Lorillard, Inc.                     34,000       2,727,820
Philip Morris International,
  Inc.                                   55,450       2,672,136
Reynolds American, Inc.                  17,500         926,975
                                                  -------------
                                                     14,161,810
                                                  -------------

APPAREL 0.4%
VF Corp.                                 15,300       1,120,572
                                                  -------------

BANKS 0.6%
Banco Santander S.A.                     45,600         749,203
Westpac Banking Corp.                    44,700       1,006,162
                                                  -------------
                                                      1,755,365
                                                  -------------

BEVERAGES 2.9%
Coca-Cola Co. (The)                      14,900         849,300
Coca-Cola Enterprises, Inc.              40,200         852,240
 v  Diageo PLC, Sponsored
  ADR (l)                                46,500       3,227,565
 v  InBev N.V.                           59,000       3,048,182
                                                  -------------
                                                      7,977,287
                                                  -------------

CHEMICALS 1.8%
Air Liquide S.A.                         17,500       2,065,760
BASF A.G                                 25,550       1,584,776
E.I. du Pont de Nemours &
  Co.                                    32,650       1,099,325
                                                  -------------
                                                      4,749,861
                                                  -------------

COMMERCIAL SERVICES 0.3%
Automatic Data Processing,
  Inc.                                   19,100         817,862
                                                  -------------





M-214    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
DISTRIBUTION & WHOLESALE 0.6%
Genuine Parts Co.                        40,050   $   1,520,298
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 0.5%
Federated Investors, Inc.
  Class B                                27,400         753,500
Redecard S.A.                            42,300         697,011
                                                  -------------
                                                      1,450,511
                                                  -------------

ELECTRIC 7.2%
Duke Energy Corp.                       134,900       2,321,629
Enel S.p.A.                             277,300       1,610,256
Fortum Oyj                               31,900         864,204
National Grid PLC                       197,500       2,158,892
NSTAR                                    24,350         896,080
OGE Energy Corp.                         48,500       1,789,165
Progress Energy, Inc.                    20,050         822,251
RWE A.G                                  17,000       1,652,019
SCANA Corp.                              20,050         755,484
Scottish & Southern Energy
  PLC                                    74,700       1,395,940
Southern Co. (The)                       47,450       1,581,034
TECO Energy, Inc.                        71,000       1,151,620
Terna S.p.A.                            325,800       1,401,849
Westar Energy, Inc.                      53,500       1,162,020
                                                  -------------
                                                     19,562,443
                                                  -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.6%
Emerson Electric Co.                     41,500       1,767,900
                                                  -------------

ENGINEERING & CONSTRUCTION 0.7%
Vinci S.A.                               35,050       1,963,152
                                                  -------------

ENVIRONMENTAL CONTROLS 0.4%
Waste Management, Inc.                   35,850       1,212,089
                                                  -------------

FOOD 2.1%
H.J. Heinz Co.                           27,650       1,182,314
Kellogg Co.                              29,750       1,582,700
 v  Nestle S.A. Registered               61,550       2,990,271
                                                  -------------
                                                      5,755,285
                                                  -------------

FOOD SERVICES 0.5%
Compass Group PLC                       179,550       1,282,390
                                                  -------------

GAS 1.6%
Nicor, Inc.                              28,600       1,204,060
NiSource, Inc.                           87,750       1,349,595
Vectren Corp.                            30,150         744,102
WGL Holdings, Inc.                       30,850       1,034,709
                                                  -------------
                                                      4,332,466
                                                  -------------

HEALTH CARE--PRODUCTS 1.0%
Johnson & Johnson                        41,500       2,673,015
                                                  -------------

HOUSEHOLD PRODUCTS & WARES 1.1%
Kimberly-Clark Corp.                     25,800       1,643,718
Tupperware Brands Corp.                  29,900       1,392,443
                                                  -------------
                                                      3,036,161
                                                  -------------

INSURANCE 1.1%
Arthur J. Gallagher & Co.                46,100       1,037,711
MetLife, Inc.                            20,950         740,583
SCOR SE                                  43,350       1,082,796
                                                  -------------
                                                      2,861,090
                                                  -------------

IRON & STEEL 0.3%
Nucor Corp.                              16,200         755,730
                                                  -------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (b)(c)                             2,893              29
                                                  -------------

MEDIA 1.9%
Pearson PLC                             134,000       1,926,336
Shaw Communications, Inc.                79,000       1,636,879
Vivendi S.A.                             49,400       1,458,371
                                                  -------------
                                                      5,021,586
                                                  -------------

METAL FABRICATE & HARDWARE 0.5%
Assa Abloy AB                            68,250       1,306,928
                                                  -------------

MINING 0.3%
BHP Billiton, Ltd.,
  Sponsored ADR (l)                      11,050         846,209
                                                  -------------

MISCELLANEOUS--MANUFACTURING 0.6%
Honeywell International,
  Inc.                                   42,050       1,648,360
                                                  -------------

OFFICE EQUIPMENT/SUPPLIES
  0.3%
Pitney Bowes, Inc.                       30,700         698,732
                                                  -------------

OIL & GAS 4.9%
BP PLC, Sponsored ADR (l)                35,240       2,042,863
Canadian Oil Sands Trust                 72,200       2,064,830
Chevron Corp.                            14,900       1,147,151
Diamond Offshore Drilling,
  Inc.                                   20,250       1,993,005
ExxonMobil Corp.                         10,550         719,404
Royal Dutch Shell PLC Class
  A, ADR (l)                             33,710       2,026,308
StatoilHydro A.S.A.,
  Sponsored ADR (l)                      63,900       1,591,749
Total S.A.                               25,050       1,605,243
                                                  -------------
                                                     13,190,553
                                                  -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-215


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
PACKAGING & CONTAINERS 0.3%
Bemis Co., Inc.                          29,100   $     862,815
                                                  -------------

PHARMACEUTICALS 2.5%
AstraZeneca PLC, Sponsored
  ADR (l)                                41,350       1,940,969
Bristol-Myers Squibb Co.                 81,150       2,049,037
Merck & Co., Inc.                        52,300       1,911,042
Roche Holding A.G.,
  Genusscheine                            4,760         809,753
                                                  -------------
                                                      6,710,801
                                                  -------------

PIPELINES 1.8%
Kinder Morgan Energy
  Partners, L.P.                         28,050       1,710,489
ONEOK, Inc.                              34,900       1,555,493
Spectra Energy Corp.                     79,050       1,621,315
                                                  -------------
                                                      4,887,297
                                                  -------------

REAL ESTATE INVESTMENT TRUSTS 0.2%
Ventas, Inc.                             10,000         437,400
                                                  -------------

RETAIL 1.5%
McDonald's Corp.                         26,200       1,635,928
Next PLC                                 48,950       1,631,986
Wal-Mart Stores, Inc.                    15,300         817,785
                                                  -------------
                                                      4,085,699
                                                  -------------

SAVINGS & LOANS 0.6%
First Niagara Financial
  Group, Inc.                            57,700         802,607
Hudson City Bancorp, Inc.                58,250         799,772
                                                  -------------
                                                      1,602,379
                                                  -------------

SEMICONDUCTORS 1.0%
Microchip Technology, Inc.               29,650         861,629
Taiwan Semiconductor
  Manufacturing Co, Ltd.,
  Sponsored ADR (l)                     160,750       1,838,980
                                                  -------------
                                                      2,700,609
                                                  -------------

SOFTWARE 1.1%
Microsoft Corp.                          59,000       1,798,910
Oracle Corp.                             48,100       1,180,374
                                                  -------------
                                                      2,979,284
                                                  -------------

TELECOMMUNICATIONS 8.8%
AT&T, Inc.                               87,100       2,441,413
 v  BCE, Inc.                            97,200       2,695,224
CenturyTel, Inc.                         56,900       2,060,349
Chunghwa Telecom Co, Ltd.,
  ADR (l)                                43,500         807,795
France Telecom S.A.                      88,550       2,210,864
Mobistar S.A.                            16,220       1,109,210
Philippine Long Distance
  Telephone Co., Sponsored
  ADR (l)                                29,000       1,643,430
Swisscom A.G                              6,450       2,459,703
Telefonica S.A.                          87,350       2,434,580
Verizon Communications,
  Inc.                                   78,400       2,597,392
Vodafone Group PLC                    1,047,250       2,425,117
Windstream Corp.                         76,800         844,032
                                                  -------------
                                                     23,729,109
                                                  -------------

TRANSPORTATION 0.5%
FirstGroup PLC                          184,500       1,258,677
                                                  -------------

WATER 0.6%
United Utilities Group PLC              213,700       1,700,320
                                                  -------------
Total Common Stocks
  (Cost $142,379,529)                               155,645,385
                                                  -------------


CONVERTIBLE PREFERRED STOCKS 1.1%
---------------------------------------------------------------

CHEMICALS 0.1%
Celanese Corp.
  4.25%                                   7,200         293,904
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
Affiliated Managers Group,
  Inc.
  5.10%                                   8,300         328,265
Citigroup, Inc.
  7.50%                                   1,500         156,510
                                                  -------------
                                                        484,775
                                                  -------------

INSURANCE 0.3%
MetLife, Inc.
  6.50%                                  34,250         822,000
                                                  -------------

LEISURE TIME 0.0%++
Callaway Golf Co.
  7.50% (d)                                 600          73,950
                                                  -------------

MINING 0.3%
Freeport-McMoRan Copper &
  Gold, Inc. 6.75%                        2,600         299,520
Vale Capital II
  6.75%                                   2,400         201,000
Vale Capital, Ltd.
  5.50%                                   6,700         361,465
                                                  -------------
                                                        861,985
                                                  -------------

OIL & GAS 0.1%
Whiting Petroleum Corp.
  6.25%                                     500          89,830
                                                  -------------





M-216    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                   4,600   $     273,700
                                                  -------------
Total Convertible Preferred
  Stocks
  (Cost $2,833,211)                                   2,900,144
                                                  -------------


PREFERRED STOCK 0.0%++
---------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (b)(c)                              35               0 (m)
                                                  -------------
Total Preferred Stock
  (Cost $0)                                                   0 (m)
                                                  -------------



                                      NUMBER OF
                                       WARRANTS

WARRANTS 0.0%++
---------------------------------------------------------------

AIRLINES 0.0%++
Ryanair Holdings PLC Class A
  Strike Price E0.000001
  Expires 4/3/18 (d)(f)                  24,050         115,670
                                                  -------------
Total Warrants
  (Cost $92,835)                                        115,670
                                                  -------------


                                      PRINCIPAL
                                         AMOUNT

SHORT-TERM INVESTMENT 5.0%
---------------------------------------------------------------

REPURCHASE AGREEMENT 5.0%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $13,538,508
  (Collateralized by United
  States Treasury Bills with
  rates ranging from 0.000%
  to 0.047% and maturity
  dates
  ranging from 2/11/10 to
  3/18/10, with a Principal
  Amount of $13,815,000 and
  a Market Value of
  $13,814,538)                      $13,538,500      13,538,500
                                                  -------------
Total Short-Term Investment
  (Cost $13,538,500)                                 13,538,500
                                                  -------------
Total Investments
  (Cost $252,844,743) (p)                  99.3%    268,963,334
Other Assets, Less
  Liabilities                               0.7       1,846,299
                                          -----    ------------
Net Assets                                100.0%  $ 270,809,633
                                          =====    ============







                                               UNREALIZED
                           CONTRACTS         APPRECIATION
                                LONG   (DEPRECIATION) (N)
FUTURES CONTRACTS 0.0%++ (O)
---------------------------------------------------------

United States Treasury
  Note
  March 2010 (5 Year)          45               $(100,682)
United States Treasury
  Note
  March 2010 (10 Year)         45                (149,900)
Standard & Poor's 500
  Index
  Mini March 2010             500                 293,750
                                                ---------
Total Futures Contracts
  (Settlement Value
  $38,110,117)                                  $  43,168
                                                    =====







+++  On a daily basis New York Life Investments
     confirms that the value of the Portfolio's liquid
     assets (liquid portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps, options).
++   Less than one-tenth of a percent.
(a)  Floating rate--Rate shown is the rate in effect at
     December 31, 2009.
(b)  Fair valued security. The total market value of
     these securities at December 31, 2009 is $660,059,
     which represents 0.2% of the Portfolio's net
     assets.
(c)  Illiquid security.  The total market value of
     these securities at December 31, 2009 is
     $1,683,779, which represents 0.6% of the
     Portfolio's net assets.
(d)  May be sold to institutional investors only under
     Rule 144A or securities offered pursuant to
     Section 4(2) of the Securities Act of 1933, as
     amended.
(e)  Subprime mortgage investment and other asset-
     backed securities. The total market value of the
     securities at December 31, 2009 is $648,835, which
     represents 0.2% of the Portfolio's net assets.
(f)  Non-income producing security.
(g)  PIK ("Payment in Kind")--interest or dividend
     payment is made with additional securities.
(h)  Issue in default.
(i)  Floating Rate Loan--generally pays interest at
     rates which are periodically re-determined at a
     margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate
     shown is the rate(s) in effect at December 31,
     2009. Floating Rate Loans are generally considered
     restrictive in that the Portfolio is ordinarily
     contractually obligated to receive consent from
     the Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(j)  TBA--Securities purchased on a forward commitment
     basis with an approximate principal amount and
     maturity date. The actual principal amount and
     maturity date will be determined upon settlement.
     The market value of these securities at December
     31, 2009 is $1,971,616, which represents 0.7% of
     the Portfolio's net assets. All or a portion of
     these securities were acquired under a mortgage
     dollar roll agreement.
(k)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-217

(l)  ADR--American Depositary Receipt.
(m)  Less than one dollar.
(n) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2009.
(o) At December 31, 2009, cash in the amount of $2,353,500 is segregated as collateral for futures contracts with the broker.
(p)  At December 31, 2009, cost is $253,024,678 for
     federal income tax purposes and net unrealized appreciation is as follows:





Gross unrealized appreciation       $19,104,987
Gross unrealized depreciation        (3,166,331)
                                    -----------
Net unrealized appreciation         $15,938,656
                                    ===========





The following abbreviation is used in the above portfolio:





E -- Euro





The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets and liabilities.



ASSET VALUATION INPUTS



                                           QUOTED PRICES
                                               IN ACTIVE
                                             MARKETS FOR                          SIGNIFICANT
                                               IDENTICAL    SIGNIFICANT OTHER    UNOBSERVABLE
                                                  ASSETS    OBSERVABLE INPUTS          INPUTS
 DESCRIPTION                                   (LEVEL 1)            (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities (b)               $         --       $  2,988,681          $137,216    $  3,125,897
  Convertible Bonds                                   --         23,152,108                --      23,152,108
  Corporate Bonds (c)                                 --         45,985,188            65,887      46,051,075
  Foreign Government Bonds                            --            857,500                --         857,500
  Loan Assignments & Participations (d)               --                 --             4,146           4,146
  Mortgage-Backed Securities (e)                      --          1,359,552           452,781       1,812,333
  Municipal Bonds                                     --            756,595                --         756,595
  U.S. Government & Federal Agencies                  --         17,503,402                --      17,503,402
  Yankee Bonds                                        --          3,500,579                --       3,500,579
                                            ------------       ------------          --------    ------------
Total Long-Term Bonds                                 --         96,103,605           660,030      96,763,635
                                            ------------       ------------          --------    ------------
  Common Stocks (f)                           98,617,854         57,027,502                29     155,645,385
  Convertible Preferred Stocks                 2,900,144                 --                --       2,900,144
  Preferred Stock (g)                                 --                 --                --(g)           --(g)
  Warrants                                            --            115,670                --         115,670
                                            ------------       ------------          --------    ------------
Short-Term Investment
  Repurchase Agreement                                --         13,538,500                --      13,538,500
                                            ------------       ------------          --------    ------------
Total Investments in Securities              101,517,998        166,785,277           660,059     268,963,334
                                            ------------       ------------          --------    ------------
Other Financial Instruments
  Foreign Currency Forward Contracts
     (h)                                              --            214,624                --         214,624
  Futures Contracts (i)                          293,750                 --                --         293,750
                                            ------------       ------------          --------    ------------
Total Investments in Securities and
  Other Financial Investments               $101,811,748       $166,999,901          $660,059    $269,471,708
                                            ============       ============          ========    ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



(b) The level 3 security valued at $137,216 is held in Credit Cards within the Asset-Backed Securities section of the Portfolio of Investments.



(c) The level 3 securities valued at $3,640, $3,145 and $59,102 are held in Commercial Services, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.



(d) The level 3 security valued at $4,146 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of Investments.



(e) The level 3 security valued at $452,781 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.



(f) The level 3 security valued at $29 is held in Machinery within the Common Stocks section of the Portfolio of Investments.



(g) The level 3 security valued at less than one dollar is held in Machinery within the Preferred Stock section of the Portfolio of Investments.



(h) The value listed for these securities represents unrealized appreciation as shown on Note 6 of the financial statements for foreign currency forward contracts.



(i) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.





M-218    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

LIABILITY VALUATION INPUTS



                                                 QUOTED PRICES
                                                     IN ACTIVE    SIGNIFICANT
                                                   MARKETS FOR          OTHER     SIGNIFICANT
                                                     IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                        ASSETS         INPUTS          INPUTS
 DESCRIPTION                                         (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        TOTAL
Other Financial Instruments
  Futures Contracts (a)                            $(250,582)       $     --            $  --    $(250,582)
  Foreign Currency Forward Contracts (b)                  --         (42,468)              --      (42,468)
                                                   ---------        --------            -----    ---------
Total Other Financial Instruments                  $(250,582)       $(42,468)             $--    $(293,050)
                                                   =========        ========            =====    =========






(a) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.



(b) The value listed for these securities represents unrealized depreciation as shown on Note 6 of the financial statements for foreign currency forward contracts.



The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:



ASSET VALUATION INPUTS



                                                                   CHANGE  IN
                       BALANCE AS OF     ACCRUED                   UNREALIZED                         NET TRANSFERS  NET TRANSFERS
INVESTMENTS IN          DECEMBER 31,   DISCOUNTS     REALIZED    APPRECIATION        NET         NET          IN TO         OUT OF
SECURITIES                      2008  (PREMIUMS)  GAIN (LOSS)  (DEPRECIATION)  PURCHASES       SALES        LEVEL 3        LEVEL 3
LONG-TERM BONDS
  Asset-Backed
     Securities
     Credit Cards        $  264,709    $   (130)   $    (94)      $  30,190     $     --  $(157,459)     $    --       $       --
  Corporate Bonds
     Commercial
       Services                  --           --          --          3,640           --          --          --               --
     Diversified
       Financial
       Services             188,266            2    (32,977)         65,706           --   (220,997)          --               --
     Media                   12,527           --       2,229       (10,617)        1,236     (2,230)          --               --
     Retail                      --         (80)        (60)         12,046           --     (2,377)      49,573               --
  Loan Assignments &
     Participations
     Machinery               21,516     (10,233)    (21,744)         26,318      118,017   (129,728)          --               --
  Mortgage-Backed
     Securities
     Commercial
       Mortgage Loans
       (Collateral-
       ized Mortgage
       Obligations)         607,759           --          --         37,115           --    (35,293)          --        (156,800)
  Common Stocks
     Machinery                   29           --          --             --           --          --          --               --
     Media                        1           --          --            (1)           --          --          --               --
  Rights
     Banks                   19,074           --    (19,346)         16,750           --    (16,478)          --               --
                         ----------    ---------   ---------      ---------     --------  ----------     -------       ----------
       Total             $1,113,881    $(10,441)   $(71,992)      $ 181,147     $119,253  $(564,562)     $49,573       $(156,800)
                         ==========    =========   =========      =========     ========  ==========     =======       ==========

                                           CHANGE IN
                                          UNREALIZED
                                        APPRECIATION
                                      (DEPRECIATION)
                                                FROM
                             BALANCE     INVESTMENTS
                               AS OF   STILL HELD AT
INVESTMENTS IN         DECEMBER 31,     DECEMBER 31,
SECURITIES                      2009        2009 (A)
LONG-TERM BONDS
  Asset-Backed
     Securities
     Credit Cards         $137,216       $  13,928
  Corporate Bonds
     Commercial
       Services              3,640           3,640
     Diversified
       Financial
       Services                 --              --
     Media                   3,145         (7,805)
     Retail                 59,102          12,046
  Loan Assignments &
     Participations
     Machinery               4,146        (67,416)
  Mortgage-Backed
     Securities
     Commercial
       Mortgage Loans
       (Collateral-
       ized Mortgage
       Obligations)        452,781         (6,691)
  Common Stocks
     Machinery                  29              --
     Media                      --              --
  Rights
     Banks                      --              --
                          --------       ---------
       Total              $660,059       $(52,298)
                          ========       =========






(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-219

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009






ASSETS:
Investment in securities, at value
  (identified cost $252,844,743)     $268,963,334
Cash collateral on deposit at
  broker                                2,353,500
Cash denominated in foreign
  currencies
  (identified cost $474,800)              476,537
Cash                                       53,238
Receivables:
  Dividends and interest                1,566,347
  Fund shares sold                         20,326
  Investment securities sold               19,902
Other assets                                  480
Unrealized appreciation on foreign
  currency forward contracts              214,624
                                     ------------
     Total assets                     273,668,288
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       2,066,771
  Variation margin on futures
     contracts                            315,586
  Manager (See Note 3)                    130,816
  Fund shares redeemed                    117,024
  Shareholder communication                77,610
  Professional fees                        70,618
  Custodian                                24,848
  NYLIFE Distributors (See Note 3)          9,818
  Directors                                   759
Accrued expenses                            2,337
Unrealized depreciation on foreign
  currency forward contracts               42,468
                                     ------------
     Total liabilities                  2,858,655
                                     ------------
Net assets                           $270,809,633
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    211,990
Additional paid-in capital            294,482,967
                                     ------------
                                      294,694,957
Accumulated undistributed net
  investment income                     8,014,176
Accumulated net realized loss on
  investments, futures
  transactions, written option
  transactions and foreign currency
  transactions                        (48,232,883)
Net unrealized appreciation on
  investments and futures contracts    16,161,759
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               171,624
                                     ------------
Net assets                           $270,809,633
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $224,119,000
                                     ============
Shares of capital stock outstanding    17,534,164
                                     ============
Net asset value per share
  outstanding                        $      12.78
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 46,690,633
                                     ============
Shares of capital stock outstanding     3,664,789
                                     ============
Net asset value per share
  outstanding                        $      12.74
                                     ============








M-220    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009






INVESTMENT INCOME:
INCOME:
  Interest                           $  6,050,049
  Dividends (a)                         3,961,873
                                     ------------
     Total income                      10,011,922
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,437,056
  Professional fees                       129,845
  Shareholder communication               108,621
  Distribution and service--Service
     Class (See Note 3)                   101,667
  Custodian                                92,278
  Directors                                11,360
  Miscellaneous                            14,963
                                     ------------
     Total expenses                     1,895,790
                                     ------------
Net investment income                   8,116,132
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               (19,642,295)
  Futures transactions                  1,040,384
  Foreign currency transactions           (68,192)
                                     ------------
Net realized loss on investments,
  futures transactions and foreign
  currency transactions               (18,670,103)
                                     ------------
Net change in unrealized
  depreciation on:
  Investments                          63,690,777
  Futures contracts                        43,168
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts           185,994
                                     ------------
Net change in unrealized
  depreciation on investments,
  futures contracts and foreign
  currency transactions                63,919,939
                                     ------------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    45,249,836
                                     ------------
Net increase in net assets
  resulting from operations          $ 53,365,968
                                     ============





(a) Dividends recorded net of foreign withholding taxes in the amount of $133,099.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-221

STATEMENTS OF CHANGES IN NET ASSETS




FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008






                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  8,116,132   $   8,717,217
 Net realized loss on
  investments, futures
  transactions, written
  option transactions and
  foreign currency
  transactions                  (18,670,103)    (28,524,246)
 Net change in unrealized
  appreciation (depreciation)
  on investments, futures
  contracts and foreign
  currency transactions          63,919,939     (84,419,472)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     53,365,968    (104,226,501)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                (7,478,197)     (9,402,099)
    Service Class                (1,392,387)     (1,499,195)
                               ----------------------------
                                 (8,870,584)    (10,901,294)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --     (36,885,474)
    Service Class                        --      (6,449,737)
                               ----------------------------
                                         --     (43,335,211)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (8,870,584)    (54,236,505)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          7,465,746      10,853,857
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               8,870,584      54,236,505
 Cost of shares redeemed        (46,014,338)    (83,245,016)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (29,678,008)    (18,154,654)
                               ----------------------------
    Net increase (decrease)
     in net assets               14,817,376    (176,617,660)

NET ASSETS:
Beginning of year               255,992,257     432,609,917
                               ----------------------------
End of year                    $270,809,633   $ 255,992,257
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  8,014,176   $   8,875,700
                               ============================








M-222    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                  mainstayinvestments.com  M-223

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                       INITIAL CLASS
                            ------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,

                            ------------------------------------------------------------------
                                   2009             2008        2007        2006        2005
Net asset value at
  beginning of year              $  10.71         $  18.40    $  18.78    $  17.48    $  16.67
                                 --------         --------    --------    --------    --------
Net investment income                0.37 (a)         0.47        0.47 (a)    0.37 (a)    0.33 (a)
Net realized and
  unrealized gain (loss)
  on investments                     2.12            (5.40)       0.97        1.30        0.75
Net realized and
  unrealized gain on
  foreign currency
  transactions                       0.01               --          --          --          --
                                 --------         --------    --------    --------    --------
Total from investment
  operations                         2.50            (4.93)       1.44        1.67        1.08
                                 --------         --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                         (0.43)           (0.56)      (0.45)      (0.12)      (0.27)
  From net realized gain
     on investments                    --            (2.20)      (1.37)      (0.25)         --
                                 --------         --------    --------    --------    --------
Total dividends and
  distributions                     (0.43)           (2.76)      (1.82)      (0.37)      (0.27)
                                 --------         --------    --------    --------    --------
Net asset value at end of
  year                           $  12.78         $  10.71    $  18.40    $  18.78    $  17.48
                                 ========         ========    ========    ========    ========
Total investment return             23.51%          (26.92%)      7.51%       9.50%       6.50%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              3.26%            2.55%       2.42%       2.06%       1.96%
  Net expenses                       0.71%            0.65%       0.58%       0.59%       0.37%
  Expenses (before
     reimbursement)                  0.71%            0.65%       0.58%       0.59%       0.58%
Portfolio turnover rate               161%(c)           94%(c)      76%         61%(c)      76%(c)
Net assets at end of year
  (in 000's)                     $224,119         $217,037    $373,886    $408,052    $451,605








(a)  Per share data based on average shares outstanding during the period.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.
(c) The portfolio turnover rates not including mortgage dollar rolls were 141%, 78%, 51% and 39% for the years ended December 31, 2009, 2008, 2006 and 2005, respectively.







M-224    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                               Service Class
      --------------------------------------------------------------
                          Year ended December 31,
--------------------------------------------------------------------

             2009             2008       2007       2006       2005
            $ 10.67         $ 18.33    $ 18.72    $ 17.43    $ 16.64
            -------         -------    -------    -------    -------
               0.35 (a)        0.40       0.42 (a)   0.33 (a)   0.29 (a)
               2.10           (5.35)      0.97       1.29       0.73

               0.01              --         --         --         --
            -------         -------    -------    -------    -------
               2.46           (4.95)      1.39       1.62       1.02
            -------         -------    -------    -------    -------

              (0.39)          (0.51)     (0.41)     (0.08)     (0.23)
                 --           (2.20)     (1.37)     (0.25)        --
            -------         -------    -------    -------    -------
              (0.39)          (2.71)     (1.78)     (0.33)     (0.23)
            -------         -------    -------    -------    -------
            $ 12.74         $ 10.67    $ 18.33    $ 18.72    $ 17.43
            =======         =======    =======    =======    =======
              23.21%         (27.10%)     7.24%      9.23%      6.19%(b)

               3.03%           2.30%      2.17%      1.81%      1.71%
               0.96%           0.90%      0.83%      0.84%      0.62%
               0.96%           0.90%      0.83%      0.84%      0.83%
                161%(c)          94%(c)     76%        61%(c)     76%(c)
            $46,691         $38,955    $58,724    $55,833    $48,909





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-225

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             19.36%        5.71%         3.09%





                                            (After Portfolio operating expenses)

                                                   MSCI EAFE(R)
                                  INITIAL CLASS        INDEX
                                  -------------    ------------
12/31/99                              10000            10000
12/31/00                               8194             8583
12/31/01                               7045             6743
12/31/02                               6734             5668
12/31/03                               8754             7855
12/31/04                              10272             9445
12/31/05                              11093            10724
12/31/06                              14568            13549
12/31/07                              15287            15062
12/31/08                              11362             8528
12/31/09                              13562            11238






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             19.06%        5.46%         2.84%





                                            (After Portfolio operating expenses)

                                                   MSCI EAFE(R)
                                  SERVICE CLASS        INDEX
                                  -------------    ------------
12/31/99                              10000            10000
12/31/00                               8175             8583
12/31/01                               7011             6743
12/31/02                               6685             5668
12/31/03                               8670             7855
12/31/04                              10148             9445
12/31/05                              10934            10724
12/31/06                              14323            13549
12/31/07                              14993            15062
12/31/08                              11116             8528
12/31/09                              13235            11238






 BENCHMARK PERFORMANCE                                           ONE      FIVE     TEN
                                                                 YEAR    YEARS    YEARS
Morgan Stanley Capital International EAFE Index(3)              31.78%    3.54%    1.17%
Average Lipper Variable Products International Core
Portfolio(4)                                                    31.95     3.75     0.74





1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.71% and 3.09% for Initial Class shares and 5.45% and 2.84% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products International Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. core funds, typically have an average price-to-cash flow ratio, price to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Lipper Inc. is an independent monitor of fund performance.




M-226    MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,167.10        $5.35          $1,020.30         $4.99
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,165.60        $6.71          $1,019.00         $6.26
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.98% for Initial Class and 1.23% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                mainstayinvestments.com    M-227

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


(COMPOSITION PIE CHART)

Common Stocks                                   92.90
Other Assets, Less Liabilities                   3.20
Warrants                                         2.70
Short-Term Investment                            0.90
Futures Contracts                                0.30






See Portfolio of Investments beginning on page M-231 for specific holdings within these categories.



TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  Roche Holding A.G., Genusscheine
    2.  Tesco PLC
    3.  BP PLC, Sponsored ADR
    4.  Nestle S.A. Registered
    5.  Enagas
    6.  NTT DoCoMo, Inc.
    7.  Ryanair Holdings PLC Class A
    8.  Man Group PLC
    9.  Lloyds TSB Group PLC
   10.  Hannover Rueckversicherung A.G.







M-228    MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


QUESTIONS ANSWERED BY RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.



HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND
ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP International Equity Portfolio returned 19.36% for Initial Class shares and 19.06% for Service Class shares. Both share classes underperformed the 31.95% return of the average Lipper(1) Variable Products International Core Portfolio and the 31.78% return of the Morgan Stanley Capital International (MSCI) EAFE(R) Index(1) for the 12 months ended December 31, 2009. The MSCI EAFE(R) Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2009?



During the 12 months ended December 31, 2009, international equity markets started with a broad sell-off but then enjoyed an impressive rally on the belief that the economy had bottomed. Our "quality at the right price" strategy led us to favor companies with stable revenues, quality balance sheets and reasonable valuations. Throughout the reporting period, we remained focused on the analysis of individual business models, seeking quality companies at reasonable valuations rather than basing our decisions on market perceptions. This strategy directed the Portfolio toward health care, utilities and information technology and away from investments in financials, materials and industrials.



The Portfolio's underperformance of the MSCI EAFE(R) Index resulted from multiple factors. An underweight position in the materials sector detracted from relative performance. Overweight positions in the telecom-munication services sector and the pharmaceuticals industry--as well as stock selection in both of those market segments--detracted from relative perfor-mance. On the positive side, an overweight position and strong stock selection in the technology hard-ware & equipment industry group contributed posi-tively to the Portfolio's relative results, as did an underweight position in the automobiles & compo-nents industry group. Security selection in the diver-sified financials industry group also contributed positively to the Portfolio's performance relative to the MSCI EAFE(R) Index.




DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH INDUSTRY GROUPS DETRACTED THE MOST?



For 2009, the technology hardware & equipment, insurance and health care equipment & services industry groups were the strongest contributors to the Portfolio's performance relative to the MSCI EAFE(R) Index. Security selection and overweight positions contributed to these results. Security selection in the transportation industry group also contributed positively to the Portfolio's relative performance.



The industry group that detracted the most from the Portfolio's performance in 2009 was telecommuni- cation services. Both an overweight position and security selection contributed to this result. An under-weight position in the materials industry group also detracted from the Portfolio's performance relative to its benchmark. Other industry groups that detracted from relative performance were banks and consumer services. An underweight position in banks hurt relative performance when shares in this industry group reversed from a severely oversold position.



DURING 2009, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?



In absolute terms, Man Group was a strong con-tributor to the Portfolio's performance. The com-pany is based in the United Kingdom and provides alternative investment products to private and institutional investors. There were no surprises related to Man Group's earnings and the dividend remained at a relatively high level.



TNT N.V. outperformed as takeover speculation continued to influence the company's stock price. The company collects, transports, stores, sorts and distributes letters, printed matter, parcels, documents and freight items.



Germany-based reinsurer Hannover Rueckver-sicherung A.G. was also a strong contributor.




Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-229

The company offers life, health, accident, damage, property and high-risk specialty reinsurance. The company continued to meet or exceed earnings expectations, and we found the stock's dividend yield very attractive.



Eye-care company Alcon contributed positively to the Portfolio's absolute performance. Alcon develops, manufactures and markets pharmaceuticals, surgical equipment and devices, as well as contact lens care and other care products for various eye conditions. Recent earnings results illustrate the strength of the company's franchises in ophthalmic pharmaceuticals and surgery.



The greatest individual detractor from the Portfolio's absolute performance in 2009 was Japanese telecom-munication services provider NTT DoCoMo. While the operating environment in Japan did not worsen, the company continued to spend on businesses in other markets that are far more competitive. Manage-ment announced recently that it will be returning cash to shareholders through share buybacks. The Portfolio continued to hold the shares.



A second detractor was Takeda Pharmaceutical, a Japan-based drug concern. The shares came under pressure after an FDA approval setback on a pro-posed diabetic treatment option. Another detractor was Societe Television Francaise 1, which operates the French station TF1. Like other media compa-nies, Television Francaise suffered in the recent economic downturn when advertising revenues fell precipitously.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2009?



During the reporting period we added UBS, Deutsche Boerse and Man Group. In our view, these compa-nies represent the highest quality within the financials sector. The market sell-off early in the reporting period provided an opportunity to establish positions in these companies.



The Portfolio either sold or trimmed back a number of positions in telecommunication services, pharma-ceuticals and utilities. Many stocks in these segments had surpassed our view of the intrinsic value of the companies. Terna, the Italian electric transmission company, was sold when the shares moved ahead of expectations. Pharmaceutical company Novartis was also trimmed as the share price outperformed our growth expectations (taking risks to the company's product pipeline into account). Vodafone, the global telecommunications services company, was trimmed as what we considered to be better opportunities presented themselves in the heavily underweighted banks industry group.



HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2009?



As of December 31, 2009, the Portfolio held over-weight positions in the pharmaceuticals, biotechnol-ogy and food staples & retailing industries and in the utilities industry group. At the same time, the Port-folio was underweight in the materials, banks and automobiles & components industry groups. At year-end, the Portfolio held a market-weight position in energy.



Industry group and regional weightings result from our bottom-up research and are not based on macro-economic, regional or industry-group evaluations. That said, we continued to find fewer compelling investment opportunities in Japan than we did in the rest of Asia and Europe. As a result, the Portfolio remained underweight in Japan.




The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP International Equity Portfolio on this page and the preceding pages has not been audited.



M-230    MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2009





                                     SHARES              VALUE
COMMON STOCKS 92.9%+
--------------------------------------------------------------

AUSTRALIA 0.2%
BHP Billiton, Ltd.,
  Sponsored ADR (Metals &
  Mining) (a)                        12,300      $     941,934
                                                 -------------


BELGIUM 2.7%
Belgacom S.A.
  (Diversified
  Telecommunication
  Services)                         205,700          7,419,578
Mobistar S.A. (Wireless
  Telecommunication
  Services)                          95,900          6,558,151
                                                 -------------
                                                    13,977,729
                                                 -------------

BERMUDA 1.4%
Esprit Holdings, Ltd.
  (Specialty Retail)              1,083,685          7,132,268
                                                 -------------


CANADA 2.6%
Fairfax Financial
  Holdings, Ltd.
  (Insurance)                        15,300          5,966,388
IGM Financial, Inc.
  (Capital Markets)                  44,900          1,820,729
Intact Financial Corp.
  (Insurance)                        39,800          1,413,749
Tim Hortons, Inc.
  (Hotels, Restaurants &
  Leisure)                          136,600          4,196,546
                                                 -------------
                                                    13,397,412
                                                 -------------

DENMARK 0.3%
Novo-Nordisk A/S Class B
  (Pharmaceuticals)                  21,900          1,401,223
                                                 -------------


FINLAND 2.1%
Nokia Oyj, Sponsored ADR
  (Communications
  Equipment) (a)                    488,700          6,279,795
Sampo Oyj (Insurance)               188,700          4,579,675
                                                 -------------
                                                    10,859,470
                                                 -------------

FRANCE 2.7%
BNP Paribas S.A.
  (Commercial Banks)                 47,740          3,767,336
Neopost S.A. (Office
  Electronics)                       54,700          4,519,368
Publicis Groupe (Media)              12,400            503,029
Total S.A. (Oil, Gas &
  Consumable Fuels)                  81,800          5,241,871
                                                 -------------
                                                    14,031,604
                                                 -------------

GERMANY 6.2%
Allianz SE (Insurance)               12,000          1,493,675
Allianz SE, ADR
  (Insurance) (a)                   189,300          2,356,785
Deutsche Boerse A.G.
  (Diversified Financial
  Services)                          97,900          8,139,536
 v  Hannover
  Rueckversicherung A.G.
  (Insurance) (b)                   240,995         11,312,146
Infineon Technologies
  A.G. (Semiconductors &
  Semiconductor
  Equipment) (b)                    449,100          2,479,287
Siemens A.G. (Industrial
  Conglomerates)                     29,600          2,714,999
Siemens A.G., Sponsored
  ADR (Industrial
  Conglomerates) (a)                 42,500          3,897,250
                                                 -------------
                                                    32,393,678
                                                 -------------

GREECE 1.9%
Intralot S.A.-Integrated
  Lottery Systems &
  Services (Hotels,
  Restaurants & Leisure)            273,500          1,589,917
OPAP S.A. (Hotels,
  Restaurants & Leisure)            284,563          6,229,692
Piraeus Bank S.A.
  (Commercial Banks) (b)            197,800          2,256,963
                                                 -------------
                                                    10,076,572
                                                 -------------

HONG KONG 2.3%
China Mobile, Ltd.,
  Sponsored ADR (Wireless
  Telecommunication
  Services) (a)                     144,400          6,704,492
CNOOC, Ltd., ADR (Oil,
  Gas & Consumable Fuels)
  (a)                                24,800          3,855,160
HongKong Electric
  Holdings
  (Electric Utilities)              238,100          1,292,178
                                                 -------------
                                                    11,851,830
                                                 -------------

IRELAND 0.5%
Ryanair Holdings PLC,
  Sponsored ADR
  (Airlines) (a)(b)                 101,350          2,718,207
                                                 -------------


ISRAEL 0.2%
Cellcom Israel, Ltd.
  (Wireless
  Telecommunication
  Services)                          27,900            894,474
                                                 -------------


ITALY 5.3%
Assicurazioni Generali
  S.p.A. (Insurance)                146,312          3,922,787
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)                 249,200          6,344,404
Intesa Sanpaolo S.p.A.
  (Commercial
  Banks) (b)                        443,900          1,988,952
MediaSet S.p.A. (Media)             884,368          7,226,029
Mediolanum S.p.A.
  (Insurance)                       313,600          1,947,271
Milano Assicurazioni
  S.p.A. (Insurance)                378,100          1,103,775
Snam Rete Gas S.p.A. (Gas
  Utilities)                      1,003,671          4,990,951
                                                 -------------
                                                    27,524,169
                                                 -------------




 +  Percentages indicated are based on Portfolio net assets.

 v Among the Portfolio's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-231


                                     SHARES              VALUE
COMMON STOCKS (CONTINUED)
JAPAN 17.2%
Astellas Pharma, Inc.
  (Pharmaceuticals)                 231,100      $   8,608,168
Capcom Co., Ltd.
  (Software)                         63,400          1,042,023
Daito Trust Construction
  Co., Ltd. (Real Estate
  Management &
  Development)                      152,300          7,181,828
FamilyMart Co., Ltd.
  (Food & Staples
  Retailing)                         74,500          2,195,624
Japan Tobacco, Inc.
  (Tobacco)                           1,839          6,205,079
Kose Corp. (Personal
  Products)                          59,900          1,209,401
Lawson, Inc. (Food &
  Staples Retailing)                 37,900          1,669,678
MISUMI Group, Inc.
  (Trading Companies &
  Distributors)                     159,400          2,714,583
Nintendo Co., Ltd.
  (Software)                         45,800         10,857,634
Nintendo Co., Ltd., ADR
  (Software) (a)                     14,000            417,480
Nissin Foods Holdings
  Co., Ltd. (Food
  Products)                         212,000          6,907,182
 v  NTT DoCoMo, Inc.
  (Wireless
  Telecommunication
  Services)                          10,356         14,426,117
OBIC Co., Ltd. (IT
  Services)                          24,360          3,974,075
Ono Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)             12,000            512,734
Ryohin Keikaku Co., Ltd.
  (Multiline Retail)                 52,400          1,903,309
Sankyo Co., Ltd. (Leisure
  Equipment & Products)              80,700          4,020,000
Santen Pharmaceutical
  Co., Ltd.
  (Pharmaceuticals)                  45,800          1,464,446
Shizuoka Bank, Ltd. (The)
  (Commercial Banks)                292,900          2,538,278
Square Enix Holdings Co.,
  Ltd. (Software)                   204,000          4,279,505
Suruga Bank, Ltd.
  (Commercial Banks)                343,900          2,982,986
Tokio Marine Holdings,
  Inc. (Insurance)                  148,700          4,036,229
                                                 -------------
                                                    89,146,359
                                                 -------------

MEXICO 1.0%
Grupo Televisa S.A.,
  Sponsored ADR (Media)
  (a)                               251,000          5,210,760
                                                 -------------


NETHERLANDS 3.5%
Gemalto N.V. (Computers &
  Peripherals) (b)                   56,300          2,422,968
Koninklijke Ahold N.V.
  (Food & Staples
  Retailing)                        631,800          8,382,064
TNT N.V. (Air Freight &
  Logistics)                        248,885          7,618,082
                                                 -------------
                                                    18,423,114
                                                 -------------

NORWAY 0.5%
StatoilHydro ASA (Oil,
  Gas & Consumable Fuels)            98,800          2,464,445
                                                 -------------


SINGAPORE 2.3%
DBS Group Holdings, Ltd.
  (Commercial Banks)                478,800          5,205,940
Singapore Post, Ltd. (Air
  Freight & Logistics)            1,197,000            858,571
Singapore Technologies
  Engineering, Ltd.
  (Aerospace & Defense)           1,041,000          2,392,902
SMRT Corp., Ltd. (Road &
  Rail)                           2,791,400          3,788,155
                                                 -------------
                                                    12,245,568
                                                 -------------

SOUTH AFRICA 0.2%
Tiger Brands, Ltd. (Food
  Products)                          36,470            844,341
                                                 -------------


SPAIN 7.4%
Banco Popular Espanol
  S.A. (Commercial Banks)           737,500          5,384,508
 v  Enagas (Gas
  Utilities)                        678,600         15,019,113
Gestevision Telecinco
  S.A. (Media)                      475,200          6,936,157
Grifols S.A.
  (Biotechnology)                   310,900          5,417,608
Indra Sistemas S.A. (IT
  Services)                         241,600          5,683,410
                                                 -------------
                                                    38,440,796
                                                 -------------

SWEDEN 0.4%
Scania AB Class B
  (Machinery)                       165,500          2,122,665
                                                 -------------


SWITZERLAND 12.4%
ABB, Ltd. (Electrical
  Equipment) (b)                    158,200          3,025,635
ABB, Ltd., Sponsored ADR
  (Electrical Equipment)
  (a)(b)                             49,800            951,180
Actelion, Ltd. Registered
  (Biotechnology) (b)                97,000          5,180,670
Credit Suisse Group A.G.,
  Sponsored ADR (Capital
  Markets) (a)                       82,500          4,055,700
Lonza Group A.G. (Life
  Sciences Tools &
  Services)                          43,300          3,036,686
 v  Nestle S.A.
  Registered
  (Food Products)                   318,310         15,464,390
 v  Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)                 114,066         19,404,472
Schindler Holding A.G.
  (Machinery)                        22,600          1,733,785
Swiss Reinsurance
  (Insurance)                        54,600          2,615,932
Syngenta A.G. (Chemicals)             4,500          1,260,977
Syngenta A.G., ADR
  (Chemicals) (a)                    30,500          1,716,235
UBS A.G. (Capital
  Markets) (b)                      267,800          4,153,578
Zurich Financial Services
  A.G. (Insurance)                    7,800          1,695,928
                                                 -------------
                                                    64,295,168
                                                 -------------

UNITED KINGDOM 19.3%
Barclays PLC (Commercial
  Banks) (b)                        962,500          4,241,428




M-232    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES              VALUE
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Berkeley Group Holdings
  PLC (Household
  Durables) (b)                      57,200      $     752,090
BHP Billiton PLC (Metals
  & Mining)                          27,000            862,454
 v  BP PLC, Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (a)                        289,600         16,788,112
Cobham PLC
  (Aerospace & Defense)           1,065,616          4,295,376
De La Rue PLC (Commercial
  Services & Supplies)              105,100          1,668,628
HSBC Holdings PLC,
  Sponsored ADR
  (Commercial Banks) (a)             28,600          1,632,774
Jardine Lloyd Thompson
  Group PLC (Insurance)             173,200          1,351,514
 v  Lloyds TSB Group PLC
  (Commercial Banks) (b)         14,533,272         11,667,218
 v  Man Group PLC
  (Capital Markets)               2,466,900         12,134,863
Provident Financial PLC
  (Consumer Finance)                 87,400          1,308,889
Royal Dutch Shell PLC
  Class A, ADR (Oil, Gas
  & Consumable Fuels) (a)           166,400         10,002,304
Scottish & Southern
  Energy PLC (Electric
  Utilities)                        575,860         10,761,258
St. James's Place PLC
  (Insurance)                       425,000          1,671,649
 v  Tesco PLC (Food &
  Staples Retailing)              2,757,999         18,949,695
Ultra Electronics
  Holdings (Aerospace &
  Defense)                           87,000          1,916,717
                                                 -------------
                                                   100,004,969
                                                 -------------

UNITED STATES 0.3%
Philip Morris
  International, Inc.
  (Tobacco)                          34,800          1,677,011
                                                 -------------
Total Common Stocks
  (Cost $463,169,672)                              482,075,766
                                                 -------------




                                  NUMBER OF
                                   WARRANTS
WARRANTS 2.7%
--------------------------------------------------------------

IRELAND 2.7%
 v  Ryanair Holdings PLC
  Class A
  Strike Price E 0.000001
  Expires 4/18/18
  (Airlines) (b)(c)               2,905,385         13,973,624
                                                 -------------
Total Warrants
  (Cost $12,491,180)                                13,973,624
                                                 -------------


                                  PRINCIPAL
                                     AMOUNT              VALUE
SHORT-TERM INVESTMENT 0.9%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.9%
UNITED STATES 0.9%
State Street Bank and
  Trust Co. 0.005%, dated
  12/31/09
  due 1/4/10
  Proceeds at Maturity
  $4,896,806
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity
  date of 2/18/10, with a
  Principal Amount of
  $4,995,000 and a Market
  Value of $4,995,000)
  (Capital Markets)             $ 4,896,804      $   4,896,804
                                                 -------------
Total Short-Term
  Investment
  (Cost $4,896,804)                                  4,896,804
                                                 -------------
Total Investments
  (Cost $480,557,656) (f)              96.5%       500,946,194
Other Assets, Less
  Liabilities                           3.5         18,026,516
                                      -----       ------------
Net Assets                            100.0%     $ 518,972,710
                                      =====       ============




                                  CONTRACTS         UNREALIZED
                                       LONG   APPRECIATION (D)
FUTURES CONTRACTS 0.3%
--------------------------------------------------------------

Dow Jones EURO STOXX 50
  Index
  March 2010 (10 Year)
  (e)                                   580      $   1,029,421
FTSE 100 Index
  March 2010 (10 Year)
  (e)                                   151            343,480
Topix Index
  March 2010 (10 Year)
  (e)                                   128            214,465
                                                 -------------
Total Futures Contracts
  (Settlement Value
  $50,218,397)                                   $   1,587,366
                                                 =============









The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-233

+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  ADR -- American Depositary Receipt.
(b)  Non-income producing security.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at December 31, 2009.
(e) At December 31, 2009, cash in the amount of $3,335,712 is segregated as collateral for futures contracts with the broker.
(f)  At December 31, 2009, cost is
     $485,440,113 for federal income tax
     purposes and net unrealized appreciation is as follows:





Gross unrealized appreciation      $ 44,617,258
Gross unrealized depreciation       (29,111,177)
                                   ------------
Net unrealized appreciation        $ 15,506,081
                                   ============





The following abbreviation is used in the above portfolio:


E --Euro





The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.


ASSET VALUATION INPUTS



                                             QUOTED PRICES IN
                                                       ACTIVE    SIGNIFICANT
                                                  MARKETS FOR          OTHER     SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                       ASSETS         INPUTS          INPUTS
 DESCRIPTION                                        (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks (b)                               $87,650,643   $394,425,123        $     --    $482,075,766
  Warrants                                                 --     13,973,624              --      13,973,624
  Short-Term Investment
     Repurchase Agreement                                  --      4,896,804              --       4,896,804
                                                  -----------   ------------        --------    ------------
Total Investments in Securities                    87,650,643    413,295,551              --     500,946,194
                                                  -----------   ------------        --------    ------------
Other Financial Instruments
  Futures Contracts (c)                             1,587,366             --              --       1,587,366
  Foreign Currency Forward Contracts (d)                   --        308,609              --         308,609
                                                  -----------   ------------        --------    ------------
Total Other Financial Instruments                   1,587,366        308,609              --       1,895,975
                                                  -----------   ------------        --------    ------------
Total Investments in Securities and Other
  Financial Instruments                           $89,238,009   $413,604,160             $--    $502,842,169
                                                  ===========   ============        ========    ============





(a) For detailed industry descriptions, see the Portfolio of Investments.



(b) Level 1 assets represent ADRs, securities listed under Canada, United States and the following common stocks whose primary exchange is the New York Stock
    Exchange: Cellcom Israel, Ltd. under Israel and UBS A.G. under Switzerland.



(c) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.



(d) The value listed for these securities represents unrealized appreciation as shown on Note 6 of the financial statements for foreign currency forward contracts.





LIABILITY VALUATION INPUTS



                                                 QUOTED PRICES
                                                     IN ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER     SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                        ASSETS        INPUTS          INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)       (LEVEL 3)        TOTAL
Other Financial Instruments
Foreign Currency Forward Contracts (a)                $     --     $(539,977)       $     --    $(539,977)
                                                      --------     ---------        --------    ---------
Total Other Financial Instruments                          $--     $(539,977)            $--    $(539,977)
                                                      ========     =========        ========    =========





(a) The value listed for these securities represents unrealized depreciation as shown on Note 6 of the financial statements for foreign currency forward contracts.




M-234    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:




                                                               CHANGE IN
                    BALANCE AS OF     ACCRUED   REALIZED      UNREALIZED
 INVESTMENTS         DECEMBER 31,   DISCOUNTS       GAIN    APPRECIATION        NET        NET
 IN SECURITIES               2008  (PREMIUMS)     (LOSS)  (DEPRECIATION)  PURCHASES      SALES
Rights                   $786,202         $--  $(794,426)       $680,131        $--  $(671,907)
                         --------         ---  ---------        --------        ---  ---------
  Total                  $786,202         $--  $(794,426)       $680,131        $--  $(671,907)
                         ========         ===  =========        ========        ===  =========

                                                                              CHANGE IN
                                                                             UNREALIZED
                                                                           APPRECIATION
                                                                         (DEPRECIATION)
                                                                                   FROM
                              NET             NET                     INVESTMENTS STILL
 INVESTMENTS            TRANSFERS       TRANSFERS      BALANCE AS OF   HELD AT DECEMBER
 IN SECURITIES      IN TO LEVEL 3  OUT OF LEVEL 3  DECEMBER 31, 2009       31, 2009 (A)
Rights                        $--             $--                $--                $--
                              ---             ---                ---                ---
  Total                       $--             $--                $--                $--
                              ===             ===                ===                ===





(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.






The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.



INDUSTRY DIVERSIFICATION




                                      VALUE    PERCENT+
Aerospace & Defense            $  8,604,995        1.6%
Air Freight & Logistics           8,476,653        1.7
Airlines                         16,691,831        3.2
Biotechnology                    10,598,278        2.1
Capital Markets                  27,061,674        5.2
Chemicals                         2,977,212        0.6
Commercial Banks                 41,666,383        8.0
Commercial Services &
  Supplies                        1,668,628        0.3
Communications Equipment          6,279,795        1.2
Computers & Peripherals           2,422,968        0.4
Consumer Finance                  1,308,889        0.3
Diversified Financial
  Services                        8,139,536        1.6
Diversified Telecommunication
  Services                        7,419,578        1.4
Electric Utilities               12,053,436        2.4
Electrical Equipment              3,976,815        0.8
Food & Staples Retailing         31,197,061        6.0
Food Products                    23,215,913        4.5
Gas Utilities                    20,010,064        3.9
Hotels, Restaurants & Leisure    12,016,155        2.3
Household Durables                  752,090        0.1
Industrial Conglomerates          6,612,249        1.2
Insurance                        45,467,503        8.7
IT Services                       9,657,485        1.9
Leisure Equipment & Products      4,020,000        0.8
Life Sciences Tools &
  Services                        3,036,686        0.6
Machinery                         3,856,450        0.7
Media                            19,875,975        3.8
Metals & Mining                   1,804,388        0.4
Multiline Retail                  1,903,309        0.4
Office Electronics                4,519,368        0.9
Oil, Gas & Consumable Fuels      44,696,296        8.5
Personal Products                 1,209,401        0.2
Pharmaceuticals                  31,391,043        6.0
Real Estate Management &
  Development                     7,181,828        1.4
Road & Rail                       3,788,155        0.7
Semiconductors &
  Semiconductor Equipment         2,479,287        0.5
Software                         16,596,642        3.2
Specialty Retail                  7,132,268        1.4
Tobacco                           7,882,090        1.5
Trading Companies &
  Distributors                    2,714,583        0.5
Wireless Telecommunication
  Services                       28,583,234        5.6
                               ------------      -----
                                500,946,194       96.5
Other Assets, Less
  Liabilities                    18,026,516        3.5
                               ------------      -----
Net Assets                     $518,972,710      100.0%
                               ============      =====







+ Percentages indicated are based on Portfolio net assets.






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-235

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $480,557,656)     $500,946,194
Cash denominated in foreign
  currencies
  (identified cost $18,293,204)        18,138,800
Foreign cash collateral on deposit
  at broker (identified cost
  $3,365,168) (See Note 6)              3,335,712
Receivables:
  Investment securities sold            1,345,686
  Dividends and interest                  875,458
  Fund shares sold                        421,477
  Variation margin on futures
     contracts                             36,853
Other assets                                  833
Unrealized appreciation on foreign
  currency forward contracts              308,609
                                     ------------
     Total assets                     525,409,622
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       5,157,077
  Manager (See Note 3)                    390,714
  Fund shares redeemed                    135,772
  Custodian                                72,864
  NYLIFE Distributors (See Note 3)         55,325
  Professional fees                        45,789
  Shareholder communication                21,523
  Variation margin on futures
     contracts                              1,746
  Directors                                 1,500
Accrued expenses                           14,625
Unrealized depreciation on foreign
  currency forward contracts              539,977
                                     ------------
     Total liabilities                  6,436,912
                                     ------------
Net assets                           $518,972,710
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    412,520
Additional paid-in capital            577,237,258
                                     ------------
                                      577,649,778
Accumulated undistributed net
  investment income                    16,797,492
Accumulated net realized loss on
  investments, futures
  transactions, written option
  transactions and foreign currency
  transactions                        (97,084,347)
Net unrealized appreciation on
  investments and futures contracts    21,975,904
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              (366,117)
                                     ------------
Net assets                           $518,972,710
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $256,709,855
                                     ============
Shares of capital stock outstanding    20,331,037
                                     ============
Net asset value per share
  outstanding                        $      12.63
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $262,262,855
                                     ============
Shares of capital stock outstanding    20,920,920
                                     ============
Net asset value per share
  outstanding                        $      12.54
                                     ============







M-236    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 17,120,261
  Interest                                 14,086
                                     ------------
     Total income                      17,134,347
                                     ------------
EXPENSES:
  Manager (See Note 3)                  4,082,605
  Distribution and service--Service
     Class (See Note 3)                   559,976
  Custodian                               215,802
  Professional fees                       113,408
  Shareholder communication                82,568
  Directors                                20,543
  Miscellaneous                            46,754
                                     ------------
     Total expenses                     5,121,656
                                     ------------
Net investment income                  12,012,691
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               (23,657,624)
  Futures transactions                      5,791
  Written option transactions             531,544
  Foreign currency transactions         5,203,983
                                     ------------
Net realized loss on investments,
  futures transactions, written
  option transactions and foreign
  currency transactions               (17,916,306)
                                     ------------
Net change in unrealized
  depreciation on:
  Investments                          85,496,013
  Futures contracts                     1,587,366
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts          (260,628)
                                     ------------
Net change in unrealized
  depreciation on investments,
  futures contracts and foreign
  currency transactions                86,822,751
                                     ------------
Net realized and unrealized gain on
  investments, futures
  transactions, written options and
  foreign currency transactions        68,906,445
                                     ------------
Net increase in net assets
  resulting from operations          $ 80,919,136
                                     ============





(a) Dividends recorded net of foreign withholding taxes in the amount of $2,016,395.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-237

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $ 12,012,691   $  20,917,134
 Net realized loss on
  investments, futures
  transactions, written
  option transactions and
  foreign currency
  transactions                  (17,916,306)    (60,887,388)
 Net change in unrealized
  appreciation (depreciation)
  on investments, written
  options, futures contracts
  and foreign currency
  transactions                   86,822,751    (131,158,767)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     80,919,136    (171,129,021)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class               (16,571,711)     (4,305,860)
    Service Class               (15,834,103)     (3,276,906)
                               ----------------------------
                                (32,405,814)     (7,582,766)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --     (35,576,759)
    Service Class                        --     (32,683,689)
                               ----------------------------
                                         --     (68,260,448)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                  (32,405,814)    (75,843,214)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         41,547,694      79,244,921
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              32,405,814      75,843,214
Cost of shares redeemed         (70,237,568)   (103,307,102)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions           3,715,940      51,781,033
                               ----------------------------
    Net increase (decrease)
     in net assets               52,229,262    (195,191,202)

NET ASSETS:
Beginning of year               466,743,448     661,934,650
                               ----------------------------
End of year                    $518,972,710   $ 466,743,448
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $ 16,797,492   $  31,986,632
                               ============================







M-238    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank





                                                  mainstayinvestments.com  M-239

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year         $  11.30    $  18.29    $  18.68    $  14.39    $  14.11
                            --------    --------    --------    --------    --------
Net investment income (a)       0.32        0.59        0.39        0.29        0.36
Net realized and
  unrealized gain (loss)
  on investments                1.74       (5.71)       0.62        4.38        0.90
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                  0.13        0.31       (0.04)      (0.16)      (0.13)
                            --------    --------    --------    --------    --------
Total from investment
  operations                    2.19       (4.81)       0.97        4.51        1.13
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.86)      (0.24)      (0.13)      (0.05)      (0.24)
  From net realized gain
     on investments               --       (1.94)      (1.23)      (0.17)      (0.61)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.86)      (2.18)      (1.36)      (0.22)      (0.85)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  12.63    $  11.30    $  18.29    $  18.68    $  14.39
                            ========    ========    ========    ========    ========
Total investment return        19.36%     (25.67%)      4.93%      31.33%       7.99%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.75%       3.87%       1.99%       1.79%       2.52%
  Net expenses                  0.99%       0.96%       0.89%       0.92%       0.87%
  Expenses (before
     reimbursement)             0.99%       0.96%       0.89%       0.92%       0.91%
Portfolio turnover rate           83%         89%         54%         44%         54%
Net assets at end of year
  (in 000's)                $256,710    $244,533    $358,292    $355,382    $219,867






(a)  Per share data based on average shares outstanding during the period.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.






M-240    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                 SERVICE CLASS
      ------------------------------------------------------------------
                            YEAR ENDED DECEMBER 31,
      ------------------------------------------------------------------

             2009             2008        2007        2006        2005

           $  11.22         $  18.17    $  18.59    $  14.35    $  14.08
           --------         --------    --------    --------    --------
               0.28             0.54        0.32        0.25        0.33
               1.73            (5.67)       0.63        4.35        0.90

               0.13             0.31       (0.03)      (0.16)      (0.13)
           --------         --------    --------    --------    --------
               2.14            (4.82)       0.92        4.44        1.10
           --------         --------    --------    --------    --------

              (0.82)           (0.19)      (0.11)      (0.03)      (0.22)
                 --            (1.94)      (1.23)      (0.17)      (0.61)
           --------         --------    --------    --------    --------
              (0.82)           (2.13)      (1.34)      (0.20)      (0.83)
           --------         --------    --------    --------    --------
           $  12.54         $  11.22    $  18.17    $  18.59    $  14.35
           ========         ========    ========    ========    ========
              19.06%          (25.86%)      4.67%      31.00%       7.74%(b)

               2.47%            3.60%       1.68%       1.50%       2.27%
               1.24%            1.21%       1.14%       1.17%       1.12%
               1.24%            1.21%       1.14%       1.17%       1.16%
                 83%              89%         54%         44%         54%
           $262,263         $222,210    $303,642    $217,511    $105,102





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-241

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR          YEARS         YEARS
----------------------------------------------------------------------------------
After Portfolio operating expenses             40.04%        3.08%        -2.39%





                                            (After Portfolio operating expenses)

                                             RUSSELL 1000(R)    S&P 500(R)
                            INITIAL CLASS      GROWTH INDEX        INDEX
                            -------------    ---------------    ----------
12/31/99                        10000             10000            10000
12/31/00                         9004              7758             9090
12/31/01                         7513              6173             8009
12/31/02                         5394              4452             6239
12/31/03                         6907              5776             8029
12/31/04                         6746              6140             8902
12/31/05                         7040              6463             9340
12/31/06                         7549              7050            10815
12/31/07                         9161              7883            11409
12/31/08                         5607              4853             7188
12/31/09                         7852              6658             9090






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR          YEARS         YEARS
----------------------------------------------------------------------------------
After Portfolio operating expenses             39.68%        2.83%        -2.64%





                                            (After Portfolio operating expenses)

                                             RUSSELL 1000(R)    S&P 500(R)
                            SERVICE CLASS      GROWTH INDEX        INDEX
                            -------------    ---------------    ----------
12/31/99                        10000             10000            10000
12/31/00                         8975              7758             9090
12/31/01                         7470              6173             8009
12/31/02                         5350              4452             6239
12/31/03                         6834              5776             8029
12/31/04                         6658              6140             8902
12/31/05                         6932              6463             9340
12/31/06                         7415              7050            10815
12/31/07                         8976              7883            11409
12/31/08                         5481              4853             7188
12/31/09                         7656              6658             9090






 BENCHMARK PERFORMANCE                                            ONE      FIVE     TEN
                                                                  YEAR    YEARS    YEARS
Russell 1000(R) Growth Index(3)                                  37.21%    1.63%   -3.99%
S&P 500(R) Index(3)                                              26.46     0.42    -0.95
Average Lipper Variable Products Large-Cap Growth Portfolio(4)   37.97     1.22    -2.73





1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 3.07% and -2.40% for Initial Class shares and 2.83% and -2.64% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 6, 2003, includes the historical performance of Initial Class shares through June 5, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance.




M-242    MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH PORTFOLIO (UNAUDITED)


--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,238.30        $4.40          $1,021.30         $3.97
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,236.80        $5.81          $1,020.00         $5.24
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                mainstayinvestments.com    M-243

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)





IT Services                             10.7%
Computers & Peripherals                  8.6
Communications Equipment                 7.5
Internet Software & Services             6.7
Capital Markets                          6.2
Oil, Gas & Consumable Fuels              6.0
Software                                 4.7
Internet & Catalog Retail                4.6
Diversified Financial Services           3.4
Health Care Providers & Services         3.4
Semiconductors & Semiconductor
  Equipment                              3.3
Food & Staples Retailing                 3.2
Health Care Equipment & Supplies         3.2
Machinery                                3.1
Chemicals                                2.7
Pharmaceuticals                          2.5
Road & Rail                              2.4
Biotechnology                            2.3
Multiline Retail                         2.2
Energy Equipment & Services              2.0
Aerospace & Defense                      1.9
Metals & Mining                          1.9
Trading Companies & Distributors         1.1
Wireless Telecommunication Services      1.1
Air Freight & Logistics                  0.9
Electrical Equipment                     0.9
Hotels, Restaurants & Leisure            0.9
Specialty Retail                         0.9
Short-Term Investment                    1.9
Other Assets, Less Liabilities          -0.2
                                       -----
                                       100.0%
                                       =====





 See Portfolio of Investments beginning on page M-247 for specific holdings within these categories.



TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  Google, Inc. Class A
    2.  Apple, Inc.
    3.  Cognizant Technology Solutions Corp.
        Class A
    4.  Visa, Inc. Class A
    5.  Medco Health Solutions, Inc.
    6.  Hewlett-Packard Co.
    7.  QUALCOMM, Inc.
    8.  Southwestern Energy Co.
    9.  Priceline.com, Inc.
   10.  Cisco Systems, Inc.







M-244    MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT, INC., THE FUND'S SUBADVISOR.



HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Large Cap Growth Portfolio returned 40.04% for Initial Class shares and 39.68% for Service Class shares. Both share classes outperformed the 37.97% return of the average Lipper(1) Variable Products Large-Cap Growth Portfolio and the 37.21% return of the Russell 1000(R) Growth Index(1) for the 12 months ended December 31, 2009. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?



Our process keeps the Portfolio's securities divided among three types of earnings growth (consistent stable, quality cyclical and more rapid/newer) and avoids a subset style bias. This process allowed the Portfolio to outperform its benchmark and most of the Portfolio's peers. Much of the Portfolio's outper-formance stemmed from our not-too-bearish posi- tioning early in the year, which kept us from rash decisions and too many changes in the Portfolio once the market began to rally. Our research skill allowed us to provide superior stock selection, and we maintained strict adherence to our sell discipline. All of these factors contributed to the Portfolio's outperformance.



DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?



The strongest-contributing sectors to the Portfolio's performance relative to the Russell 1000(R) Growth Index were technology, financials and consumer staples. The weakest-contributing sectors to the Portfolio's relative performance were materials, health care and telecommunication services.



DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?



The stocks that contributed the most to the Portfolio's performance on an absolute basis were computer and electronic device manufacturer Apple, information technology provider Cognizant Technology Solutions and online service provider priceline.com. The three largest detractors on an absolute basis were global biotechnology company Genzyme, mobile communications provider NII Holdings and biopharmaceutical company Gilead Sciences.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2009?



The Portfolio purchased shares of JPMorgan Chase & Co. in January 2009, based on the company's demonstrated management skills. We believed that the company would gain market share as the economy improved.



We purchased Baidu.com, the leader in the rapidly growing Chinese online advertising market, in the first quarter of 2009. We sold the position in the third quarter on valuation concerns after the stock rose 175%.



We sold the Portfolio's positions in Apollo Group and ITT Education in the second quarter of 2009. Although both companies beat consensus earnings estimates, the stocks were affected by concerns over regulatory changes in the for-profit education industry. We sold the Portfolio's position in Procter & Gamble in the second quarter of 2009, when the cosmetics & personal care company lowered its earnings outlook for 2010 because of competition from lower-priced store brands.



HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF 2009?



We moved from underweight positions relative to the Russell 1000(R) Growth Index in information technol-





Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-245
ogy and energy to overweight positions. We also repositioned the Portfolio's financial holdings as the capital markets improved and risk-aversion declined. We funded these changes primarily by reducing the Portfolio's overweight position in health care to an underweight position and by trimming the Portfolio's allocation to consumer staples, which was already underweight relative to the Russell 1000(R) Growth Index.



HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2009?



As of December 31, 2009, the Portfolio was sub-stantially overweight relative to the Russell 1000(R) Growth Index in information technology, energy and financials and significantly underweight in consumer staples and health care. As of the same date, the Portfolio was essentially in line with the benchmark's weightings in all other sectors. Sector positioning contributed positively to the Portfolio's performance during the year.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP Large Cap Growth Portfolio on this page and the preceding pages has not been audited.



M-246    MainStay VP Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                       SHARES           VALUE
COMMON STOCKS 98.3%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 1.9%
United Technologies Corp.              97,600   $   6,774,416
                                                -------------


AIR FREIGHT & LOGISTICS 0.9%
C.H. Robinson Worldwide,
  Inc.                                 51,400       3,018,722
                                                -------------


BIOTECHNOLOGY 2.3%
Celgene Corp. (a)                      58,900       3,279,552
Gilead Sciences, Inc. (a)             112,800       4,881,984
                                                -------------
                                                    8,161,536
                                                -------------

CAPITAL MARKETS 6.2%
BlackRock, Inc.                        26,700       6,199,740
Charles Schwab Corp. (The)            291,700       5,489,794
Goldman Sachs Group, Inc.
  (The)                                39,500       6,669,180
Invesco, Ltd.                         145,000       3,406,050
                                                -------------
                                                   21,764,764
                                                -------------

CHEMICALS 2.7%
Ecolab, Inc.                           70,100       3,125,058
Monsanto Co.                           78,800       6,441,900
                                                -------------
                                                    9,566,958
                                                -------------

COMMUNICATIONS EQUIPMENT 7.5%
 v  Cisco Systems, Inc. (a)           384,100       9,195,354
Juniper Networks, Inc. (a)            201,900       5,384,673
 v  QUALCOMM, Inc.                    248,900      11,514,114
                                                -------------
                                                   26,094,141
                                                -------------

COMPUTERS & PERIPHERALS 8.6%
 v  Apple, Inc. (a)                    67,400      14,211,964
 v  Hewlett-Packard Co.               230,600      11,878,206
International Business
  Machines Corp.                       28,900       3,783,010
                                                -------------
                                                   29,873,180
                                                -------------

DIVERSIFIED FINANCIAL SERVICES 3.4%
IntercontinentalExchange,
  Inc. (a)                             29,400       3,301,620
JPMorgan Chase & Co.                  208,200       8,675,694
                                                -------------
                                                   11,977,314
                                                -------------

ELECTRICAL EQUIPMENT 0.9%
First Solar, Inc. (a)                  22,200       3,005,880
                                                -------------


ENERGY EQUIPMENT & SERVICES 2.0%
FMC Technologies, Inc. (a)             52,900       3,059,736
Schlumberger, Ltd.                     60,800       3,957,472
                                                -------------
                                                    7,017,208
                                                -------------

FOOD & STAPLES RETAILING 3.2%
Costco Wholesale Corp.                 74,900       4,431,833
Wal-Mart Stores, Inc.                  61,600       3,292,520
Walgreen Co.                           90,400       3,319,488
                                                -------------
                                                   11,043,841
                                                -------------

HEALTH CARE EQUIPMENT & SUPPLIES 3.2%
Baxter International, Inc.            131,200       7,698,816
Mindray Medical
  International, Ltd., ADR
  (b)                                 101,850       3,454,752
                                                -------------
                                                   11,153,568
                                                -------------

HEALTH CARE PROVIDERS & SERVICES 3.4%
 v  Medco Health Solutions,
  Inc. (a)                            186,500      11,919,215
                                                -------------


HOTELS, RESTAURANTS & LEISURE 0.9%
Carnival Corp. (a)                    100,200       3,175,338
                                                -------------


INTERNET & CATALOG RETAIL 4.6%
Amazon.com, Inc. (a)                   38,200       5,138,664
Expedia, Inc. (a)                      72,700       1,869,117
 v  Priceline.com, Inc. (a)            42,100       9,198,850
                                                -------------
                                                   16,206,631
                                                -------------

INTERNET SOFTWARE & SERVICES 6.7%
eBay, Inc. (a)                        111,300       2,620,002
Equinix, Inc. (a)                      57,700       6,124,855
 v  Google, Inc. Class A (a)           23,550      14,600,529
                                                -------------
                                                   23,345,386
                                                -------------

IT SERVICES 10.7%
Accenture PLC Class A                 101,800       4,224,700
 v  Cognizant Technology
  Solutions Corp. Class A (a)         281,400      12,747,420
Mastercard, Inc. Class A               31,700       8,114,566
 v  Visa, Inc. Class A                140,300      12,270,638
                                                -------------
                                                   37,357,324
                                                -------------

MACHINERY 3.1%
Danaher Corp.                         110,900       8,339,680
Deere & Co.                            43,400       2,347,506
                                                -------------
                                                   10,687,186
                                                -------------

METALS & MINING 1.9%
Cliffs Natural Resources,
  Inc.                                 63,600       2,931,324
Freeport-McMoRan Copper &
  Gold, Inc. (a)                       45,100       3,621,079
                                                -------------
                                                    6,552,403
                                                -------------

MULTILINE RETAIL 2.2%
Kohl's Corp. (a)                       79,300       4,276,649
Target Corp.                           71,500       3,458,455
                                                -------------
                                                    7,735,104
                                                -------------

OIL, GAS & CONSUMABLE FUELS 6.0%
Occidental Petroleum Corp.             42,700       3,473,645
Petroleo Brasileiro S.A., ADR
  (b)                                  79,000       3,766,720
 v  Southwestern Energy Co.
  (a)                                 197,200       9,505,040




+ Percentages indicated are based on Portfolio net assets.


V Among the Portfolio's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-247


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Suncor Energy, Inc.                   119,800   $   4,230,138
                                                -------------
                                                   20,975,543
                                                -------------

PHARMACEUTICALS 2.5%
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                             154,700       8,691,046
                                                -------------


ROAD & RAIL 2.4%
Union Pacific Corp.                   129,200       8,255,880
                                                -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.3%
Lam Research Corp. (a)                 96,400       3,779,844
Linear Technology Corp.               102,300       3,124,242
Marvell Technology Group,
  Ltd. (a)                            217,500       4,513,125
                                                -------------
                                                   11,417,211
                                                -------------

SOFTWARE 4.7%
Adobe Systems, Inc. (a)               103,200       3,795,696
Microsoft Corp.                       194,600       5,933,354
Oracle Corp.                          273,900       6,721,506
                                                -------------
                                                   16,450,556
                                                -------------


SPECIALTY RETAIL 0.9%
O'Reilly Automotive, Inc. (a)          84,100       3,205,892
                                                -------------


TRADING COMPANIES & DISTRIBUTORS 1.1%
Fastenal Co.                           90,000       3,747,600
                                                -------------


WIRELESS TELECOMMUNICATION SERVICES 1.1%
American Tower Corp. Class A
  (a)                                  89,400       3,862,974
                                                -------------
Total Common Stocks
  (Cost $277,677,778)                             343,036,817
                                                -------------


                                    PRINCIPAL
                                       AMOUNT           VALUE
SHORT-TERM INVESTMENT 1.9%
-------------------------------------------------------------

REPURCHASE AGREEMENT 1.9%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $6,538,112
  (Collateralized by a United
  States
  Treasury Bill with a zero
  coupon rate and a maturity
  date of 2/18/10, with a
  Principal Amount of
  $6,670,000 and a Market
  Value of $6,670,000)             $6,538,109   $   6,538,109
                                                -------------
Total Short-Term Investment
  (Cost $6,538,109)                                 6,538,109
                                                -------------
Total Investments
  (Cost $284,215,887) (c)               100.2%    349,574,926
Other Assets, Less
  Liabilities                            (0.2)       (692,746)
                                        -----    ------------
Net Assets                              100.0%  $ 348,882,180
                                        =====    ============







(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At December 31, 2009, cost is
     $288,016,112 for federal income tax
     purposes and net unrealized appreciation is as follows:





Gross unrealized appreciation       $67,468,554
Gross unrealized depreciation        (5,909,740)
                                    -----------
Net unrealized appreciation         $61,558,814
                                    ===========





The following is a summary of the fair valuations according to inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS



                                               QUOTED PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks                                 $343,036,817    $       --        $     --    $343,036,817
  Short-Term Investment
     Repurchase Agreement                                 --     6,538,109              --       6,538,109
                                                ------------    ----------        --------    ------------
Total Investments in Securities                 $343,036,817    $6,538,109             $--    $349,574,926
                                                ============    ==========        ========    ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




M-248    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $284,215,887)     $349,574,926
Receivables:
  Fund shares sold                        315,811
  Dividends and interest                  190,349
Other assets                                  481
                                     ------------
     Total assets                     350,081,567
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         828,885
  Manager (See Note 3)                    216,861
  Fund shares redeemed                     74,513
  Professional fees                        30,390
  NYLIFE Distributors (See Note 3)         24,261
  Shareholder communication                15,252
  Custodian                                 4,391
  Directors                                   961
Accrued expenses                            3,873
                                     ------------
     Total liabilities                  1,199,387
                                     ------------
Net assets                           $348,882,180
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    271,999
Additional paid-in capital            373,921,360
                                     ------------
                                      374,193,359
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (90,670,218)
Net unrealized appreciation on
  investments                          65,359,039
                                     ------------
Net assets                           $348,882,180
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $230,768,771
                                     ============
Shares of capital stock outstanding    17,922,214
                                     ============
Net asset value per share
  outstanding                        $      12.88
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $118,113,409
                                     ============
Shares of capital stock outstanding     9,277,662
                                     ============
Net asset value per share
  outstanding                        $      12.73
                                     ============









The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-249

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  2,326,111
  Interest                                  1,369
                                     ------------
     Total income                       2,327,480
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,196,365
  Distribution and service--Service
     Class
     (See Note 3)                         218,216
  Professional fees                        73,028
  Shareholder communication                52,678
  Directors                                12,699
  Custodian                                12,593
  Miscellaneous                            26,732
                                     ------------
     Total expenses before waiver       2,592,311
  Expense waiver from Manager (See
     Note 3)                              (41,635)
                                     ------------
     Net expenses                       2,550,676
                                     ------------
Net investment loss                      (223,196)
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions               (17,838,792)
  Foreign currency transactions            (1,266)
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (17,840,058)
                                     ------------
Net change in unrealized
  depreciation on investments         118,741,471
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                        100,901,413
                                     ------------
Net increase in net assets
  resulting from operations          $100,678,217
                                     ============






(a) Dividends recorded net of foreign withholding taxes in the amount of $33,484.




M-250    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008






                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss           $   (223,196)  $    (353,595)
 Net realized loss on
  investments and foreign
  currency transactions         (17,840,058)    (33,611,146)
 Net change in unrealized
  appreciation (depreciation)
  on investments                118,741,471    (113,250,140)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    100,678,217    (147,214,881)
                               ----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                        --        (175,654)
                               ----------------------------
 Total dividends to
  shareholders                           --        (175,654)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         53,105,240     124,184,851
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --         175,654
 Cost of shares redeemed        (58,699,753)    (65,046,856)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (5,594,513)     59,313,649
                               ----------------------------
    Net increase (decrease)
     in net assets               95,083,704     (88,076,886)

NET ASSETS:
Beginning of year               253,798,476     341,875,362
                               ----------------------------
End of year                    $348,882,180   $ 253,798,476
                               ============================








The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-251

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                                       INITIAL CLASS
                            ------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,

                            ------------------------------------------------------------------
                                   2009             2008        2007        2006        2005
Net asset value at
  beginning of year              $   9.19         $  15.04    $  12.39    $  11.57    $  11.09
                                 --------         --------    --------    --------    --------
Net investment income
  (loss)                             0.00(a)++       (0.01)(a)    0.02 (a)    0.01 (a)    0.02 (a)
Net realized and
  unrealized gain (loss)
  on investments                     3.69            (5.83)       2.63        0.83        0.46
                                 --------         --------    --------    --------    --------
Total from investment
  operations                         3.69            (5.84)       2.65        0.84        0.48
                                 --------         --------    --------    --------    --------
Less dividends:
  From net investment
     income                            --            (0.01)      (0.00)++    (0.02)      (0.00)++
                                 --------         --------    --------    --------    --------
Net asset value at end of
  year                           $  12.88         $   9.19    $  15.04    $  12.39    $  11.57
                                 ========         ========    ========    ========    ========
Total investment return             40.15%(b)       (38.80%)     21.35%       7.24%       4.35%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                          0.00%++         (0.05%)      0.11%       0.07%       0.28%
  Net expenses                       0.80%            0.76%       0.70%       0.79%#      0.64%#
  Expenses (before
     waiver/reimbursement)           0.81%            0.78%       0.72%       0.81%#      0.79%#
Portfolio turnover rate                68%             111%         82%         96%        205%
Net assets at end of year
  (in 000's)                     $230,769         $184,911    $266,473    $181,657    $108,635






++   Less than one cent per share.
#    Includes fees paid indirectly which amounted to 0.01% and less than one-
     hundredth of a percent of average net assets for the years ended December 31,
     2006 and 2005.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.








M-252    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                               SERVICE CLASS
      --------------------------------------------------------------
                          YEAR ENDED DECEMBER 31,
      --------------------------------------------------------------

             2009             2008       2007       2006       2005
           $   9.11         $ 14.93    $ 12.33    $ 11.53    $ 11.07
           --------         -------    -------    -------    -------
              (0.03)(a)       (0.04)(a)  (0.02)(a)  (0.02)(a)   0.00(a)++
               3.65           (5.78)      2.62       0.82       0.46
           --------         -------    -------    -------    -------
               3.62           (5.82)      2.60       0.80       0.46
           --------         -------    -------    -------    -------

                 --              --         --      (0.00)++      --
           --------         -------    -------    -------    -------
           $  12.73         $  9.11    $ 14.93    $ 12.33    $ 11.53
           ========         =======    =======    =======    =======
              39.74% (b)     (38.94%)    21.05%      6.97%      4.10%(c)

              (0.26%)         (0.29%)    (0.13%)    (0.18%)     0.03%
               1.05%           1.01%      0.95%      1.04% #    0.89%#
               1.06%           1.03%      0.97%      1.06% #    1.04%#
                 68%            111%        82%        96%       205%
           $118,113         $68,887    $75,403    $39,592    $22,993





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-253

MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  ONE          FIVE        INCEPTION
TOTAL RETURNS                                  YEAR          YEARS       (7/2/01)
----------------------------------------------------------------------------------
After Portfolio
  operating expenses                           36.93%        2.04%         4.90%





                                            (After Portfolio operating expenses)

                                                   RUSSELL MIDCAP
                                  INITIAL CLASS         INDEX
                                  -------------    --------------
07/02/01                              10000             10000
12/31/01                               9414              9626
12/31/02                               8197              8068
12/31/03                              11102             11300
12/31/04                              13574             13585
12/31/05                              15726             15304
12/31/06                              18079             17640
12/31/07                              18988             18627
12/31/08                              10968             10904
12/31/09                              15019             15318






SERVICE CLASS(1)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  ONE          FIVE        INCEPTION
TOTAL RETURNS                                  YEAR          YEARS       (7/2/01)
----------------------------------------------------------------------------------
After Portfolio
  operating expenses                           36.58%        1.79%         4.63%





                                            (After Portfolio operating expenses)

                                                   RUSSELL MIDCAP
                                  SERVICE CLASS         INDEX
                                  -------------    --------------
07/02/01                              10000             10000
12/31/01                               9402              9626
12/31/02                               8167              8068
12/31/03                              11032             11300
12/31/04                              13456             13585
12/31/05                              15550             15304
12/31/06                              17832             17640
12/31/07                              18682             18627
12/31/08                              10765             10904
12/31/09                              14703             15318






 BENCHMARK PERFORMANCE                        ONE          FIVE          SINCE
                                             YEAR          YEARS       INCEPTION
Russell Midcap(R) Index(2)                   40.48%        2.43%         5.15%
Average Lipper Variable Products Mid Cap
Core Portfolio(3)                            37.77         1.74          4.86




1. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

3. The Average Lipper Variable Products Mid Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. diversified equity large-cap floor. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-254    MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,266.30        $5.37          $1,020.50         $4.79
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,264.80        $6.79          $1,019.20         $6.06
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.94% for Initial Class and 1.19% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                mainstayinvestments.com    M-255

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)



Insurance                               8.1%
Specialty Retail                        5.7
IT Services                             5.5
Health Care Providers & Services        4.9
Chemicals                               4.7
Energy Equipment & Services             4.7
Electronic Equipment & Instruments      4.2
Software                                3.8
Machinery                               3.6
Oil, Gas & Consumable Fuels             3.2
Household Durables                      3.1
Real Estate Investment Trusts           3.1
Computers & Peripherals                 2.4
Pharmaceuticals                         2.4
Media                                   2.3
Independent Power Producers & Energy
  Traders                               2.1
Metals & Mining                         2.1
Multiline Retail                        2.0
Semiconductors & Semiconductor
  Equipment                             2.0
Capital Markets                         1.7
Health Care Equipment & Supplies        1.7
Paper & Forest Products                 1.6
Diversified Consumer Services           1.3
Food Products                           1.3
Personal Products                       1.3
Construction & Engineering              1.2
Electrical Equipment                    1.2
Food & Staples Retailing                1.2
Internet Software & Services            1.2
Trading Companies & Distributors        1.1
Wireless Telecommunication Services     1.1
Professional Services                   1.0
Aerospace & Defense                     0.9
Commercial Services & Supplies          0.9
Gas Utilities                           0.9
Multi-Utilities                         0.9
Consumer Finance                        0.8
Hotels, Restaurants & Leisure           0.8
Internet & Catalog Retail               0.8
Beverages                               0.7
Commercial Banks                        0.7
Diversified Telecommunication
  Services                              0.7
Life Sciences Tools & Services          0.6
Road & Rail                             0.6
Thrifts & Mortgage Finance              0.6
Industrial Conglomerates                0.5
Textiles, Apparel & Luxury Goods        0.5
Auto Components                         0.4
Communications Equipment                0.4
Containers & Packaging                  0.3
Exchange Traded Funds                   0.3
Air Freight & Logistics                 0.2
Electric Utilities                      0.2
Airlines                                0.1
Building Products                       0.1
Diversified Financial Services          0.1
Health Care Technology                  0.1
Marine                                  0.0++
Short-Term Investment                   0.0++
Other Assets, Less Liabilities          0.1
                                      -----
                                      100.0%
                                      =====





 See Portfolio of Investments beginning on page M-259 for specific holdings within these categories.



++ Less than one-tenth percent.



TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)






    1.  Micron Technology, Inc.
    2.  International Paper Co.
    3.  Western Digital Corp.
    4.  Public Storage
    5.  Quest Diagnostics, Inc.
    6.  Computer Sciences Corp.
    7.  Humana, Inc.
    8.  CA, Inc.
    9.  Annaly Capital Management, Inc.
   10.  BMC Software, Inc.







M-256    MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.





HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Mid Cap Core Portfolio returned 36.93% for Initial Class shares and 36.58% for Service Class shares. Both share classes underperformed the 37.77% return of the average Lipper(1) Variable Products Mid-Cap Core Portfolio and the 40.48% return of the Russell Midcap(R) Index(1) for the 12 months ended December 31, 2009. The Russell Midcap(R) Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE RUSSELL MIDCAP(R) INDEX DURING 2009?



The Portfolio's strategy is designed to maximize risk-adjusted return by selecting attractively priced stocks with sustainable earnings and a history of successful growth. Favoring companies with such characteristics generally creates a tilt toward high quality. When the U.S. government intervened to rescue the financial system in March 2009, the action set off an immediate and sharp reduction in risk aversion. This, in turn, started a low-quality-led market rally. Within the Russell Midcap(R) Index, low-priced stocks with low returns on equity, low earnings and high betas(2) thrived, while our strategy struggled in terms of relative performance.



DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?



In 2009, materials, industrials and information technology were the strongest-contributing sectors to the Portfolio's relative performance. Despite an underweight position in materials, which was one of the strongest performers in the Russell Midcap(R) Index, the strategy realized the highest contribution from the materials sector through effective stock selection. The Portfolio's underweight position in industrials helped relative performance, as the sector as a whole underperformed. Information technology was the best-performing sector in the Russell Mid-cap(R) Index, and the Portfolio benefited from an overweight position in the sector.



The Portfolio's weakest-contributing sectors in 2009 were energy, health care and consumer discretionary. The Portfolio was underweight in energy, which delivered the second-best sector performance in the Russell Midcap(R) Index. The Portfolio had a modest overweight position in health care. Although health care stocks generally outperformed the Index as a whole, our stock selection within the sector detracted from relative performance. The consumer discre-tionary sector was the third-best performing sector in the Russell Midcap(R) Index, and the Portfolio had a significant overweight position in the sector. Unfortunately, our stock selection in the consumer discretionary sector detracted from the Portfolio's relative results.



DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?



During 2009, the strongest-contributing stocks in the Portfolio were computer hardware company Western Digital, motor vehicles and parts maker Oshkosh and computer hardware manufacturer NetApp. All three stocks more than doubled in value during the por-tion of the reporting period they were held in the Portfolio.




Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap companies are generally less established than larger companies, and their securities may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


2. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-257

In term of absolute performance, the Portfolio's worst contributors in 2009 were oil refining and marketing company Sunoco, drug maker Endo Pharmaceuticals and property and casualty insurer W. R. Berkley. All three of these positions provided negative returns for the reporting period.



DID OTHER FACTORS SIGNIFICANTLY AFFECT THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?



Although the Portfolio did not own Ford Motor during 2009, the stock's absence from the Portfolio detracted more from performance relative to the Russell Midcap(R) Index than any of the Portfolio's holdings. Since Ford Motor outperformed the Russell Midcap(R) Index by a substantial margin, our model's negative view of the stock detracted from the Port-folio's relative results.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2009?



The Portfolio began purchasing shares of data processing company Hewitt Associates in June and had amassed an overweight position relative to the Russell Midcap(R) Index by the end of the year. We purchased the shares for their valuation and the company's earnings momentum and consistency. The position contributed positively to the Portfolio's performance in 2009. We established a Portfolio position in technology distributor Tech Data in March, and by year-end, the position was overweight relative to the benchmark. Our model favored the stock's valuation and earnings/price momentum characteristics, and the position added to the Portfolio's relative performance.



The Portfolio maintained an overweight position in semiconductor company Marvel Technology through-out most of 2009. The stock more than tripled in price during the year, and the Portfolio's overweight position added to relative performance. As the price continued to climb, however, our model indicated that it had become overvalued, and we eliminated the position in December. The Portfolio eliminated its position in engineering and R&D services company Fluor by August of 2009. The Portfolio began the year with an overweight position in the stock, but trimmed back as earnings quality and momentum character-istics deteriorated. The sales helped the Portfolio's performance relative to the Russell Midcap(R) Index.



HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF 2009?



Relative to the Russell Midcap(R) Index, we increased the Portfolio's overweight positions in the consumer discretionary and health care sectors during the year. We reduced the Portfolio's weightings in materials and telecommunication services during the reporting period.



HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2009?



As of December 31, 2009, the Portfolio was over-weight relative to the Russell Midcap(R) Index in materials and information technology. As of the same date, the Portfolio's most significantly underweight sectors relative to the benchmark were utilities and financials. Since both materials and information technology stocks outperformed the Russell Midcap(R) Index, overweight positions in these sectors helped relative performance. Utilities and financials were the two worst-performing sectors in the Index during 2009, and both sectors were priced at fairly high valuation levels as of year-end according to our cash-flow-based measures.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP Mid Cap Core Portfolio on this page and the preceding pages has not been audited.



M-258    MainStay VP Mid Cap Core Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                    SHARES          VALUE
COMMON STOCKS 99.6%+

----------------------------------------------------------

AEROSPACE & DEFENSE 0.9%
ITT Corp.                           27,056   $   1,345,765
L-3 Communications Holdings,
  Inc.                              44,920       3,905,794
                                             -------------
                                                 5,251,559

                                             -------------

AIR FREIGHT & LOGISTICS 0.2%
UTI Worldwide, Inc.                 70,075       1,003,474

                                             -------------

AIRLINES 0.1%
Copa Holdings S.A. Class A           7,773         423,395
Delta Air Lines, Inc. (a)           45,008         512,191
                                             -------------
                                                   935,586

                                             -------------

AUTO COMPONENTS 0.4%
TRW Automotive Holdings Corp.
  (a)                               60,159       1,436,597
WABCO Holdings, Inc.                32,160         829,406
                                             -------------
                                                 2,266,003

                                             -------------

BEVERAGES 0.7%
Coca-Cola Enterprises, Inc.        189,949       4,026,919
Pepsi Bottling Group, Inc.
  (The)                                188           7,050
                                             -------------
                                                 4,033,969

                                             -------------

BUILDING PRODUCTS 0.1%
Lennox International, Inc.          23,466         916,113
                                             -------------

CAPITAL MARKETS 1.7%
Investment Technology Group,
  Inc. (a)                          53,287       1,049,754
Raymond James Financial,
  Inc.                             177,332       4,215,182
SEI Investments Co.                 31,262         547,710
TD Ameritrade Holding Corp.
  (a)                              224,855       4,357,690
                                             -------------
                                                10,170,336

                                             -------------

CHEMICALS 4.7%
Ashland, Inc.                      111,001       4,397,859
Cabot Corp.                        128,479       3,370,004
CF Industries Holdings, Inc.        24,614       2,234,459
Cytec Industries, Inc.              58,616       2,134,795
Eastman Chemical Co.                79,961       4,816,851
Huntsman Corp.                     318,541       3,596,328
Lubrizol Corp. (The)                32,914       2,401,076
Nalco Holding Co.                  128,074       3,267,168
Terra Industries, Inc.              67,148       2,161,494
                                             -------------
                                                28,380,034

                                             -------------

COMMERCIAL BANKS 0.7%
BOK Financial Corp.                 19,818         941,751
CapitalSource, Inc.                480,623       1,908,073
City National Corp.                    810          36,936
Cullen/Frost Bankers, Inc.           5,986         299,300
First Citizens BancShares,
  Inc. Class A                         428          70,196
M&T Bank Corp.                       9,851         658,934
TCF Financial Corp.                  6,955          94,727
                                             -------------
                                                 4,009,917

                                             -------------

COMMERCIAL SERVICES & SUPPLIES 0.9%
Brink's Co. (The)                   21,390         520,633
Iron Mountain, Inc. (a)              9,040         205,750
R.R. Donnelley & Sons Co.          216,928       4,830,987
                                             -------------
                                                 5,557,370

                                             -------------

COMMUNICATIONS EQUIPMENT 0.4%
CommScope, Inc. (a)                 52,546       1,394,046
EchoStar Corp. (a)                   9,793         197,231
Tellabs, Inc. (a)                  102,124         580,064
                                             -------------
                                                 2,171,341

                                             -------------

COMPUTERS & PERIPHERALS 2.4%
Diebold, Inc.                        2,960          84,212
NetApp, Inc. (a)                   144,303       4,962,580
Seagate Technology                  82,572       1,501,985
Sun Microsystems, Inc. (a)          17,968         168,360
Teradata Corp. (a)                  40,761       1,281,118
 v  Western Digital Corp. (a)      143,380       6,330,227
                                             -------------
                                                14,328,482

                                             -------------

CONSTRUCTION & ENGINEERING 1.2%
Jacobs Engineering Group,
  Inc. (a)                          93,335       3,510,329
Shaw Group, Inc. (The) (a)         122,090       3,510,088
                                             -------------
                                                 7,020,417

                                             -------------

CONSUMER FINANCE 0.8%
Discover Financial Services        348,628       5,128,318
                                             -------------

CONTAINERS & PACKAGING 0.3%
Crown Holdings, Inc. (a)            70,538       1,804,362

                                             -------------

DIVERSIFIED CONSUMER SERVICES 1.3%
Apollo Group, Inc. Class A
  (a)                               80,137       4,854,699
Brinks Home Security
  Holdings, Inc. (a)                49,514       1,616,137
Career Education Corp. (a)          40,536         944,894
H&R Block, Inc.                     33,888         766,547
                                             -------------
                                                 8,182,277

                                             -------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Moody's Corp.                       24,539         657,645

                                             -------------




 +  Percentages indicated are based on Portfolio net assets.


 v Among the Portfolio's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-259


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES 0.7%
CenturyTel, Inc.                    37,207   $   1,347,266
Qwest Communications
  International, Inc.              243,359       1,024,541
U.C. Telecom, Inc. (a)             106,487       1,825,187
                                             -------------
                                                 4,196,994

                                             -------------

ELECTRIC UTILITIES 0.2%
Edison International                 3,273         113,835
PPL Corp.                           33,274       1,075,083
                                             -------------
                                                 1,188,918

                                             -------------

ELECTRICAL EQUIPMENT 1.2%
General Cable Corp. (a)             31,423         924,465
Hubbel, Inc. Class B                90,802       4,294,934
Thomas & Betts Corp. (a)            61,906       2,215,616
                                             -------------
                                                 7,435,015

                                             -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 4.2%
Arrow Electronics, Inc. (a)        161,376       4,778,343
Avnet, Inc. (a)                    166,246       5,013,979
Dolby Laboratories, Inc.
  Class A (a)                        9,507         453,769
Ingram Micro, Inc. Class A
  (a)                              247,928       4,326,344
Jabil Circuit, Inc.                264,828       4,600,062
Tech Data Corp. (a)                 83,986       3,918,787
Vishay Intertechnology, Inc.
  (a)                              255,502       2,133,442
                                             -------------
                                                25,224,726

                                             -------------

ENERGY EQUIPMENT & SERVICES 4.7%
Diamond Offshore Drilling,
  Inc.                              17,587       1,730,913
ENSCO International PLC,
  Sponsored ADR (b)                 72,705       2,903,838
Helix Energy Solutions Group,
  Inc. (a)                         152,344       1,790,042
Helmerich & Payne, Inc.             43,512       1,735,259
Nabors Industries, Ltd. (a)        198,721       4,350,003
Oceaneering International,
  Inc. (a)                          12,594         737,001
Oil States International,
  Inc. (a)                          45,154       1,774,101
Patterson-UTI Energy, Inc.         270,550       4,152,942
Pride International, Inc. (a)       55,609       1,774,483
Rowan Cos., Inc. (a)                78,157       1,769,474
SEACOR Holdings, Inc. (a)            9,824         749,080
Seahawk Drilling, Inc. (a)          19,792         446,112
Tidewater, Inc.                     18,717         897,480
Unit Corp. (a)                      80,175       3,407,437
                                             -------------
                                                28,218,165

                                             -------------

FOOD & STAPLES RETAILING 1.2%
Safeway, Inc.                      219,660       4,676,562
Whole Foods Market, Inc. (a)        86,014       2,361,084
                                             -------------
                                                 7,037,646

                                             -------------

FOOD PRODUCTS 1.3%
Bunge, Ltd.                         31,133       1,987,219
Dean Foods Co. (a)                   9,439         170,280
Hormel Foods Corp.                  22,779         875,853
Smithfield Foods, Inc. (a)          20,041         304,423
Tyson Foods, Inc. Class A          359,802       4,414,770
                                             -------------
                                                 7,752,545

                                             -------------

GAS UTILITIES 0.9%
Atmos Energy Corp.                  35,786       1,052,108
Energen Corp.                       12,767         597,496
ONEOK, Inc.                         13,135         585,427
Questar Corp.                       32,774       1,362,415
UGI Corp.                           78,485       1,898,552
                                             -------------
                                                 5,495,998

                                             -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.7%
Beckman Coulter, Inc.               12,314         805,828
Hill-Rom Holdings, Inc.            122,900       2,948,371
Hologic, Inc. (a)                  104,743       1,518,773
Hospira, Inc. (a)                   81,206       4,141,506
Intuitive Surgical, Inc. (a)         3,902       1,183,555
                                             -------------
                                                10,598,033

                                             -------------

HEALTH CARE PROVIDERS & SERVICES 4.9%
AmerisourceBergen Corp.            158,084       4,121,250
CIGNA Corp.                         47,592       1,678,570
Community Health Systems,
  Inc. (a)                           3,346         119,118
Coventry Health Care, Inc.
  (a)                              153,066       3,717,973
Health Management Associates,
  Inc. Class A (a)                   1,510          10,978
Henry Schein, Inc. (a)              34,416       1,810,282
 v  Humana, Inc. (a)               127,225       5,583,905
Laboratory Corp. of America
  Holdings (a)                      56,015       4,192,162
Lincare Holdings, Inc. (a)          58,455       2,169,850
Omnicare, Inc.                       7,345         177,602
 v  Quest Diagnostics, Inc.         96,509       5,827,213
                                             -------------
                                                29,408,903

                                             -------------

HEALTH CARE TECHNOLOGY 0.1%
IMS Health, Inc.                    18,473         389,041

                                             -------------

HOTELS, RESTAURANTS & LEISURE 0.8%
Brinker International, Inc.         23,847         355,797
Darden Restaurants, Inc.            55,745       1,954,977
Hyatt Hotels Corp. Class A
  (a)                               11,309         337,121
International Speedway Corp.
  Class A                           22,673         645,047
MGM MIRAGE (a)                     124,234       1,133,014
Panera Bread Co. Class A (a)         6,908         462,629
Scientific Games Corp. (a)          15,250         221,888
                                             -------------
                                                 5,110,473

                                             -------------

HOUSEHOLD DURABLES 3.1%
Black & Decker Corp. (The)           1,239          80,324
D.R. Horton, Inc.                  358,758       3,899,700





M-260    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD DURABLES (CONTINUED)
Fortune Brands, Inc.                90,929   $   3,928,133
Garmin, Ltd.                       125,774       3,861,262
KB Home                              1,406          19,234
Leggett & Platt, Inc.              222,686       4,542,794
M.D.C. Holdings, Inc.               26,520         823,181
Mohawk Industries, Inc. (a)         11,079         527,360
NVR, Inc. (a)                            1             711
Pulte Homes, Inc. (a)               99,114         991,140
Whirlpool Corp.                      2,601         209,797
                                             -------------
                                                18,883,636

                                             -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.1%
AES Corp. (The) (a)                244,257       3,251,061
Calpine Corp. (a)                  285,933       3,145,263
Constellation Energy Group,
  Inc.                              75,671       2,661,349
Mirant Corp. (a)                   100,542       1,535,276
NRG Energy, Inc. (a)                54,000       1,274,940
RRI Energy, Inc. (a)               167,365         957,328
                                             -------------
                                                12,825,217

                                             -------------

INDUSTRIAL CONGLOMERATES 0.5%
Carlisle Cos., Inc.                 88,601       3,035,470
                                             -------------

INSURANCE 8.1%
Allied World Assurance
  Holdings, Ltd./Bermuda            69,417       3,198,041
American Financial Group,
  Inc.                             162,410       4,052,130
Aspen Insurance Holdings,
  Ltd.                              63,928       1,626,968
Assurant, Inc.                      61,395       1,809,925
Axis Capital Holdings, Ltd.        137,601       3,909,244
Endurance Specialty Holdings,
  Ltd.                              77,633       2,890,277
Everest Re Group, Ltd.              34,529       2,958,445
HCC Insurance Holdings, Inc.        91,854       2,569,156
PartnerRe, Ltd.                     61,049       4,557,918
Principal Financial Group,
  Inc.                             177,197       4,259,816
RenaissanceRe Holdings, Ltd.        52,676       2,799,729
StanCorp Financial Group,
  Inc.                              59,697       2,389,074
Torchmark Corp.                     87,759       3,857,008
Transatlantic Holdings, Inc.         6,713         349,814
Unum Group                         215,114       4,199,025
Validus Holdings, Ltd.             141,886       3,822,409
                                             -------------
                                                49,248,979

                                             -------------

INTERNET & CATALOG RETAIL 0.8%
Expedia, Inc. (a)                  180,497       4,640,578
NetFlix, Inc. (a)                    1,539          84,860
                                             -------------
                                                 4,725,438
                                             -------------

INTERNET SOFTWARE & SERVICES 1.2%
IAC/InterActiveCorp (a)            105,276       2,156,053
Sohu.com, Inc. (a)                  57,203       3,276,588
WebMD Health Corp. (a)              49,929       1,921,767
                                             -------------
                                                 7,354,408

                                             -------------

IT SERVICES 5.5%
Affiliated Computer Services,
  Inc. Class A (a)                  11,641         694,851
Amdocs, Ltd. (a)                   161,715       4,613,729
Broadridge Financial
  Solutions LLC                    201,815       4,552,946
Cognizant Technology
  Solutions Corp. Class A (a)       35,171       1,593,246
 v  Computer Sciences Corp.
  (a)                               99,880       5,746,096
Convergys Corp. (a)                 94,665       1,017,649
DST Systems, Inc. (a)               10,140         441,597
Fiserv, Inc. (a)                    13,268         643,233
Global Payments, Inc.               90,750       4,887,795
Hewitt Associates, Inc. Class
  A (a)                             99,439       4,202,292
NeuStar, Inc. Class A (a)          141,945       3,270,413
Paychex, Inc.                       15,758         482,825
SAIC, Inc. (a)                      60,842       1,152,348
                                             -------------
                                                33,299,020

                                             -------------

LIFE SCIENCES TOOLS & SERVICES 0.6%
Bio-Rad Laboratories, Inc.
  Class A (a)                       11,596       1,118,550
Millipore Corp. (a)                 32,149       2,325,980
                                             -------------
                                                 3,444,530

                                             -------------

MACHINERY 3.6%
Dover Corp.                         80,631       3,355,056
Eaton Corp.                         34,073       2,167,724
Harsco Corp.                           939          30,264
Lincoln Electric Holdings,
  Inc.                              34,068       1,821,275
Navistar International Corp.
  (a)                               99,775       3,856,304
Oshkosh Corp.                      123,386       4,568,984
Timken Co. (The)                   102,909       2,439,972
Toro Co. (The)                      57,699       2,412,395
Trinity Industries, Inc.            35,309         615,789
Valmont Industries, Inc.             5,452         427,710
                                             -------------
                                                21,695,473

                                             -------------

MARINE 0.0%++
Kirby Corp. (a)                      7,500         261,225
                                             -------------

MEDIA 2.3%
Clear Channel Outdoor
  Holdings, Inc. Class A (a)        10,490         108,991
CTC Media, Inc. (a)                 49,350         735,315
DISH Network Corp. Class A             755          15,681
Gannett Co., Inc.                   10,688         158,717
Interpublic Group of Cos.,
  Inc. (The) (a)                   356,376       2,630,055
John Wiley & Sons, Inc. Class
  A                                 10,684         447,446
Marvel Entertainment, Inc.
  (a)                                7,830         423,447




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-261


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
MEDIA (CONTINUED)
McGraw-Hill Cos., Inc. (The)       145,532   $   4,876,777
Scripps Networks Interactive
  Class A                           48,124       1,997,146
Warner Music Group Corp. (a)        53,993         305,600
Washington Post Co. Class B          5,154       2,265,699
                                             -------------
                                                13,964,874

                                             -------------

METALS & MINING 2.1%
Commercial Metals Co.              192,780       3,017,007
Reliance Steel & Aluminum
  Co.                              102,674       4,437,570
Schnitzer Steel Industries,
  Inc. Class A                      31,310       1,493,487
Steel Dynamics, Inc.               139,796       2,477,185
Titanium Metals Corp. (a)           21,955         274,877
Walter Industries, Inc.             17,306       1,303,315
                                             -------------
                                                13,003,441

                                             -------------

MULTI-UTILITIES 0.9%
Integrys Energy Group, Inc.         55,873       2,346,107
MDU Resources Group, Inc.          127,588       3,011,077
                                             -------------
                                                 5,357,184

                                             -------------

MULTILINE RETAIL 2.0%
Big Lots, Inc. (a)                  13,705         397,171
Dollar Tree, Inc. (a)               12,860         621,138
Family Dollar Stores, Inc.          59,563       1,657,638
J.C. Penney Co., Inc.               68,628       1,826,191
Macy's, Inc.                        33,726         565,248
Nordstrom, Inc.                    142,568       5,357,705
Sears Holdings Corp. (a)            23,041       1,922,772
                                             -------------
                                                12,347,863

                                             -------------

OIL, GAS & CONSUMABLE FUELS 3.2%
Alpha Natural Resources, Inc.
  (a)                               78,026       3,384,768
Cimarex Energy Co.                  85,604       4,534,444
Encore Acquisition Co. (a)          16,671         800,541
EXCO Resources, Inc.                 1,578          33,501
Frontier Oil Corp.                     841          10,126
Murphy Oil Corp.                    62,371       3,380,508
Newfield Exploration Co. (a)        96,890       4,673,005
Overseas Shipholding Group,
  Inc.                               4,581         201,335
Quicksilver Resources, Inc.
  (a)                               47,887         718,784
St. Mary Land & Exploration
  Co.                               44,365       1,519,058
Teekay Corp.                            58           1,346
Tesoro Corp.                         8,701         117,898
                                             -------------
                                                19,375,314

                                             -------------

PAPER & FOREST PRODUCTS 1.6%
 v  International Paper Co.        239,749       6,420,478
MeadWestvaco Corp.                 105,099       3,008,985
                                             -------------
                                                 9,429,463
                                             -------------

PERSONAL PRODUCTS 1.3%
Estee Lauder Cos., Inc. (The)
  Class A                          107,946       5,220,268
Herbalife, Ltd.                     72,894       2,957,310
                                             -------------
                                                 8,177,578
                                             -------------

PHARMACEUTICALS 2.4%
Endo Pharmaceuticals
  Holdings, Inc. (a)               191,182       3,921,143
Forest Laboratories, Inc. (a)      163,740       5,257,692
King Pharmaceuticals, Inc.
  (a)                              159,227       1,953,715
Valeant Pharmaceuticals
  International (a)                114,127       3,628,097
Watson Pharmaceuticals, Inc.
  (a)                                  928          36,758
                                             -------------
                                                14,797,405
                                             -------------

PROFESSIONAL SERVICES 1.0%
Manpower, Inc.                      85,745       4,679,962
Robert Half International,
  Inc.                              41,187       1,100,929
                                             -------------
                                                 5,780,891

                                             -------------

REAL ESTATE INVESTMENT TRUSTS 3.1%
 v  Annaly Capital
  Management, Inc.                 317,570       5,509,840
Duke Realty Corp.                  264,121       3,214,353
Hospitality Properties Trust         4,554         107,975
Host Hotels & Resorts, Inc.
  (a)                              113,371       1,323,040
HRPT Properties Trust               17,387         112,494
Nationwide Health Properties,
  Inc.                              10,930         384,517
Plum Creek Timber Co., Inc.         48,719       1,839,629
 v  Public Storage                  75,363       6,138,316
                                             -------------
                                                18,630,164

                                             -------------

ROAD & RAIL 0.6%
Con-Way, Inc.                        1,307          45,627
J.B. Hunt Transport Services,
  Inc.                               3,899         125,821
Landstar System, Inc.               25,004         969,405
Ryder System, Inc.                  56,330       2,319,106
                                             -------------
                                                 3,459,959

                                             -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.0%
Advanced Micro Devices, Inc.
  (a)                                  804           7,783
Cypress Semiconductor Corp.
  (a)                               62,343         658,342
Integrated Device Technology,
  Inc. (a)                         146,538         948,101
 v  Micron Technology, Inc.
  (a)                              635,695       6,712,939
Xilinx, Inc.                       153,621       3,849,742
                                             -------------
                                                12,176,907

                                             -------------

SOFTWARE 3.8%
 v  BMC Software, Inc. (a)         134,773       5,404,397
 v  CA, Inc.                       245,829       5,521,319
Compuware Corp. (a)                416,480       3,011,151
Intuit, Inc. (a)                    76,854       2,360,186
McAfee, Inc. (a)                     3,927         159,318
MICROS Systems, Inc. (a)            41,090       1,275,023
Novell, Inc. (a)                    89,712         372,305
Sybase, Inc. (a)                   109,643       4,758,506
                                             -------------
                                                22,862,205
                                             -------------





M-262    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
SPECIALTY RETAIL 5.7%
Abercrombie & Fitch Co. Class
  A                                 20,761   $     723,521
Advance Auto Parts, Inc.            65,337       2,644,842
Aeropostale, Inc. (a)               24,063         819,345
AutoZone, Inc. (a)                   3,397         536,964
Barnes & Noble, Inc.                 7,935         151,320
Bed Bath & Beyond, Inc. (a)         37,771       1,459,094
Dick's Sporting Goods, Inc.
  (a)                               61,879       1,538,931
Foot Locker, Inc.                   10,981         122,328
Guess?, Inc.                         1,810          76,563
Limited Brands, Inc.               252,928       4,866,335
Office Depot, Inc. (a)             485,343       3,130,462
Penske Auto Group, Inc. (a)         27,448         416,661
PetSmart, Inc.                     146,450       3,908,750
Ross Stores, Inc.                  108,351       4,627,671
Sherwin-Williams Co. (The)          36,183       2,230,682
Signet Jewelers, Ltd. (a)          140,299       3,748,789
TJX Cos., Inc.                      22,253         813,347
Williams-Sonoma, Inc.              135,434       2,814,319
                                             -------------
                                                34,629,924

                                             -------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                         65,371       2,388,002
Polo Ralph Lauren Corp.              7,810         632,454
                                             -------------
                                                 3,020,456

                                             -------------

THRIFTS & MORTGAGE FINANCE 0.6%
Hudson City Bancorp, Inc.          252,436       3,465,946

                                             -------------

TRADING COMPANIES & DISTRIBUTORS 1.1%
MSC Industrial Direct Co.           21,123         992,781
W.W. Grainger, Inc.                 51,729       5,008,919
WESCO International, Inc. (a)       28,566         771,568
                                             -------------
                                                 6,773,268

                                             -------------

WIRELESS TELECOMMUNICATION SERVICES 1.1%
NII Holdings, Inc. (a)              74,978       2,517,761
Telephone and Data Systems,
  Inc.                             114,933       3,898,527
United States Cellular Corp.
  (a)                                4,023         170,616
                                             -------------
                                                 6,586,904
                                             -------------
Total Common Stocks
  (Cost $528,054,669)                          602,486,802
                                             -------------

EXCHANGE TRADED FUNDS 0.3% (C)
----------------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                           7,822         871,684
S&P MidCap 400 Index--MidCap
  SPDR Trust Series 1                6,596         869,089
                                             -------------
Total Exchange Traded Funds
  (Cost $1,680,355)                              1,740,773
                                             -------------



                                 PRINCIPAL
                                    AMOUNT
SHORT-TERM INVESTMENT 0.0%++
----------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $45,715
  (Collateralized by a United
  States
  Treasury Bill with a rate
  of 0.047%
  and a maturity date of
  3/18/10,
  with a Principal Amount of
  $50,000
  and a Market Value of
  $49,995)                        $ 45,715          45,715
                                             -------------
Total Short-Term Investment
  (Cost $45,715)                                    45,715
                                             -------------
Total Investments
  (Cost $529,780,739) (d)             99.9%    604,273,290
Other Assets, Less
  Liabilities                          0.1         854,375
                                     -----    ------------
Net Assets                           100.0%  $ 605,127,665
                                     =====    ============










++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Exchange Traded Fund--represents a basket
     of securities that is traded on an
     exchange.
(d)  At December 31, 2009, cost is
     $541,970,742 for federal income tax
     purposes and net unrealized appreciation
     is as follows:





Gross unrealized appreciation      $  79,102,032
Gross unrealized depreciation        (16,799,484)
                                   -------------
Net unrealized appreciation        $  62,302,548
                                    ============







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-263

The following is a summary of the fair valuations according to inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS




                                                QUOTED PRICES
                                                    IN ACTIVE   SIGNIFICANT
                                                  MARKETS FOR         OTHER    SIGNIFICANT
                                                    IDENTICAL   OBSERVABLE    UNOBSERVABLE
                                                       ASSETS        INPUTS         INPUTS
 DESCRIPTION                                        (LEVEL 1)     (LEVEL 2)      (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks                                  $602,486,802       $    --            $--    $602,486,802
  Exchange Traded Funds                             1,740,773            --             --       1,740,773
  Short-Term Investment
     Repurchase Agreement                                  --        45,715             --          45,715
                                                 ------------       -------     ----------    ------------
Total Investments in Securities                  $604,227,575       $45,715     $       --    $604,273,290
                                                 ============       =======     ==========    ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).








M-264    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $529,780,739)     $ 604,273,290
Receivables:
  Investment securities sold             4,339,097
  Dividends and interest                   640,314
  Fund shares sold                         199,141
Other assets                                   370
                                     -------------
     Total assets                      609,452,212
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased        3,282,698
  Fund shares redeemed                     447,713
  Manager (See Note 3)                     429,712
  Shareholder communication                 54,174
  NYLIFE Distributors (See Note 3)          53,830
  Professional fees                         37,792
  Custodian                                 13,516
  Directors                                  1,592
Accrued expenses                             3,520
                                     -------------
     Total liabilities                   4,324,547
                                     -------------
Net assets                           $ 605,127,665
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     629,914
Additional paid-in capital             655,343,094
                                     -------------
                                       655,973,008
Accumulated undistributed net
  investment income                      2,075,987
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (127,413,881)
Net unrealized appreciation on
  investments                           74,492,551
                                     -------------
Net assets                           $ 605,127,665
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 348,594,819
                                     =============
Shares of capital stock outstanding     36,191,551
                                     =============
Net asset value per share
  outstanding                        $        9.63
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 256,532,846
                                     =============
Shares of capital stock outstanding     26,799,884
                                     =============
Net asset value per share
  outstanding                        $        9.57
                                     =============







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-265

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividends                          $  4,946,686
  Interest                                    410
                                     ------------
     Total income                       4,947,096
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,350,116
  Distribution and service--Service
     Class
     (See Note 3)                         289,438
  Professional fees                       107,908
  Shareholder communication                92,950
  Custodian                                20,917
  Directors                                10,451
  Miscellaneous                            13,239
                                     ------------
     Total expenses                     2,885,019
                                     ------------
Net investment income                   2,062,077
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions               (24,878,227)
  Foreign currency transactions                (9)
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (24,878,236)
                                     ------------
Net change in unrealized
  depreciation on investments         111,914,079
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         87,035,843
                                     ------------
Net increase in net assets
  resulting from operations          $ 89,097,920
                                     ============








M-266    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  2,062,077   $   1,218,968
 Net realized loss on
  investments and foreign
  currency transactions         (24,878,236)    (78,670,448)
 Net change in unrealized
  appreciation (depreciation)
  on investments                111,914,079     (71,387,918)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     89,097,920    (148,839,398)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                  (965,845)       (536,200)
    Service Class                  (239,781)        (49,307)
                               ----------------------------
                                 (1,205,626)       (585,507)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --     (19,449,178)
    Service Class                        --     (16,091,529)
                               ----------------------------
                                         --     (35,540,707)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (1,205,626)    (36,126,214)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        131,404,171      39,132,907
 Net asset value of shares
  issued in connection with
  the acquisition of MainStay
  VP Mid Cap Growth Portfolio   227,149,817              --
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               1,205,626      36,126,214
 Cost of shares redeemed        (43,211,017)    (59,656,070)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions         316,548,597      15,603,051
                               ----------------------------
    Net increase (decrease)
     in net assets              404,440,891    (169,362,561)

NET ASSETS:
Beginning of year               200,686,774     370,049,335
                               ----------------------------
End of year                    $605,127,665   $ 200,686,774
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  2,075,987   $   1,208,607
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-267

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                      INITIAL CLASS
                                --------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                --------------------------------------------------------

                                  2009        2008        2007        2006        2005
Net asset value at
  beginning of year             $   7.07    $  14.86    $  15.68    $  13.72    $  13.12
                                --------    --------    --------    --------    --------
Net investment income               0.07 (a)    0.06        0.04        0.07        0.07
Net realized and
  unrealized gain (loss)
  on investments                    2.54       (6.29)       0.82        1.99        2.02
                                --------    --------    --------    --------    --------
Total from investment
  operations                        2.61       (6.23)       0.86        2.06        2.09
                                --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        (0.05)      (0.04)      (0.07)         --       (0.08)
  From net realized gain
     on investments                   --       (1.52)      (1.61)      (0.10)      (1.41)
                                --------    --------    --------    --------    --------
Total dividends and
  distributions                    (0.05)      (1.56)      (1.68)      (0.10)      (1.49)
                                --------    --------    --------    --------    --------
Net asset value at end of
  year                          $   9.63    $   7.07    $  14.86    $  15.68    $  13.72
                                ========    ========    ========    ========    ========
Total investment return            36.93%     (42.24%)      5.03%      14.96%      15.86%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income             0.84%       0.54%       0.25%       0.51%       0.54%
  Net expenses                      0.94%       0.93%       0.91%       0.93%       0.94%
Portfolio turnover rate              192%        173%        166%        166%        159%
Net assets at end of year
  (in 000's)                    $348,595    $108,882    $202,966    $199,356    $159,762






++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.






M-268    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                SERVICE CLASS
      ----------------------------------------------------------------
                           YEAR ENDED DECEMBER 31,
      ----------------------------------------------------------------

             2009             2008       2007        2006        2005
           $   7.02         $ 14.75    $  15.59    $  13.68    $ 13.10
           --------         -------    --------    --------    -------
               0.05 (a)        0.03        0.00 ++     0.04       0.04
               2.52           (6.24)       0.81        1.97       2.00
           --------         -------    --------    --------    -------
               2.57           (6.21)       0.81        2.01       2.04
           --------         -------    --------    --------    -------

              (0.02)          (0.00)++    (0.04)         --      (0.05)
                 --           (1.52)      (1.61)      (0.10)     (1.41)
           --------         -------    --------    --------    -------
              (0.02)          (1.52)      (1.65)      (0.10)     (1.46)
           --------         -------    --------    --------    -------
           $   9.57         $  7.02    $  14.75    $  15.59    $ 13.68
           ========         =======    ========    ========    =======
              36.58%         (42.38%)      4.77%      14.67%     15.57%

               0.61%           0.29%       0.01%       0.26%      0.37%
               1.19%           1.18%       1.16%       1.18%      1.19%
                192%            173%        166%        166%       159%
           $256,533         $91,805    $167,083    $132,240    $89,991





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-269

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL                ONE     INCEPTION
TOTAL RETURNS                 YEAR    (2/13/06)
-----------------------------------------------
After Portfolio operating
  expenses                   24.22%      2.74%





                                            (After Portfolio operating expenses)

                                                                       BARCLAYS CAPITAL
                                         S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                        INITIAL CLASS       INDEX          INDEX          BOND INDEX
                        -------------    ----------    ------------    ----------------
2/13/2006                   10000           10000          10000             10000
12/31/2006                  10993           11386          12152             10457
12/31/2007                  11953           12012          13509             11185
12/31/2008                   8943            7568           7649             11771
12/31/2009                  11108            9570          10080             12469






SERVICE CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL                ONE     INCEPTION
TOTAL RETURNS                 YEAR    (2/13/06)
-----------------------------------------------
After Portfolio operating
  expenses                   23.99%      2.50%





                                            (After Portfolio operating expenses)

                                                                       BARCLAYS CAPITAL
                                         S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                        SERVICE CLASS       INDEX          INDEX          BOND INDEX
                        -------------    ----------    ------------    ----------------
2/13/2006                   10000           10000          10000             10000
12/31/2006                  10969           11386          12152             10457
12/31/2007                  11897           12012          13509             11185
12/31/2008                   8877            7568           7649             11771
12/31/2009                  11007            9570          10080             12469






 BENCHMARK PERFORMANCE                          ONE          SINCE
                                               YEAR        INCEPTION
S&P 500(R) Index(2)                            26.46%        -1.12%
Morgan Stanley Capital International
EAFE Index(2)                                  31.78          0.20
Barclays Capital U.S. Aggregate Bond
Index(2)                                        5.93          5.85
Average Lipper Variable Products Mixed-
Asset Target Allocation Moderate
Portfolio(3)                                   22.97          1.03





1. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. New York Life Investment Management LLC may recoup the amount of certain management fee waivers or expense reimbursements from the Portfolio pursuant to the agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on August 1, 2010.


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.


3. The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.




M-270    MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,160.20        $0.22          $1,025.00         $ 0.20
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,158.70        $1.58          $1,023.70         $1.48
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.





                                                mainstayinvestments.com    M-271

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2009 (UNAUDITED)


(COMPOSITION PIE CHART)

                  GROWTH OF
CAPITAL                                          39.5
----------------------- ---                      ----
Current Income                                  35.80
Total Return                                    19.50
Capital Appreciation                             5.20
Other Assets, Less Liabilities                   0.00






See Portfolio of Investments on page M-276 for specific holdings within these categories.





++ Less than one-tenth of a percent.




M-272    MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.



HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Moderate Allocation Portfolio returned 24.22% for Initial Class shares and 23.99% for Service Class shares. Both share classes outperformed the 22.97% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Moderate Portfolio and underperformed the 26.46% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?





Since high-grade fixed-income securities substantially underperformed equities in 2009 (and the Portfolio's benchmark contains only stocks), the required allocation to investment-grade bonds detracted from performance relative to the S&P 500(R) Index. Even so, the Portfolio's performance relative to the S&P 500(R) Index and its Lipper peers was strengthened by holdings of below-investment-grade debt, exposure to non-large-cap stocks and strong security selection within a few of the Portfolio's Underlying Portfolios/Funds.



DURING 2009, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?



In managing the Portfolio, we consider a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that we believe have a track record of capable portfo-lio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During 2009, these techniques proved relatively successful. It's difficult to credit any one factor as having a disproportionate effect on the Portfolio's performance. In response to atypically wide credit spreads,(2) however, we increased the Portfolio's allocation to Underlying Portfolios/Funds with investments in high-yield bonds, and this strategy stands out to some degree.



WERE THERE ANY CHANGES IN THE PORTFOLIO'S ALLOCATIONS AMONG UNDERLYING PORTFOLIOS/FUNDS DURING 2009?



During 2009, the Portfolio made five primary allocation changes. First, assets were shifted away from MainStay VP Bond Portfolio into MainStay VP Floating Rate Portfolio, MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund last winter. All three of these Underlying Portfolios/Funds invest in lower-quality debt instru-ments. This strategy had a positive impact on per-formance as credit spreads contracted, and the move was partially unwound in November 2009.



Second, we lowered the Portfolio's average equity market capitalization during the year through purchases of MainStay VP Mid Cap Core Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay Epoch U.S. All Cap Fund. So far, the impact of this strategy has been muted because performance among lower-cap stocks was not substantially different from the performance of large-cap stocks in the latter months of 2009, when the strategy was implemented.



Third, we reduced the Portfolio's bias toward growth equities through sales of MainStay VP Growth Equity Portfolio, MainStay VP Large Cap Growth Portfolio, and MainStay 130/30 Growth Fund. This may have reduced excess returns by a small amount as growth stocks generally outperformed value stocks in the final months of the year.



Fourth, we reduced the Portfolio's position in MainStay VP Common Stock Portfolio, with the proceeds directed primarily to MainStay 130/30 Core Fund. This move also has had relatively little impact



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.



THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



Not all MainStay VP Portfolios and/or share classes are available under all policies.



                                                mainstayinvestments.com    M-273
on the Portfolio's performance because both Underlying Portfolios/Funds generated a similar level of return after the trade.



Fifth, in an effort to further diversify the Portfolio across management styles, we moved assets from MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio and redirected them in part into MainStay MAP Fund. Through the end of 2009, this move did not have a substantial impact on performance.



WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE STRONGEST TOTAL RETURNS AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE WEAKEST TOTAL RETURNS?



In 2009, MainStay VP U.S. Small Cap Portfolio posted the highest total return of any of the Underlying Equity Portfolios/Funds in which the Portfolio invested. MainStay VP Large Cap Growth Portfolio had the second-highest total return. Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, MainStay VP International Equity Portfolio and MainStay 130/30 Core Fund posted the lowest total returns.



WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S OVERALL PERFORMANCE AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS WERE PARTICULARLY WEAK?



Substantial positions in MainStay VP Large Cap Growth Portfolio and MainStay MAP Fund had the greatest positive impact on the Portfolio's performance. No Underlying Equity Portfolios/Funds in which the Portfolio invested generated negative returns. However, weak performance within MainStay VP Common Stock Portfolio and MainStay 130/30 Core Fund meant that the allocations made to these Portfolios/Funds resulted in disappointingly small contributions to return.



WHAT KEY FACTORS AFFECTED THE BOND MARKETS DURING 2009?



Conditions were highly favorable for fixed-income investing during 2009. Interest rates on Treasury notes and bonds were generally stable as the Federal Open Market Committee maintained the targeted federal funds rate in a range between 0% and 0.25% and the Federal Reserve purchased bonds directly to bring down longer-dated borrowing costs. Indications that the economy may have been be in recovery brought relief to credit markets in 2009, and spreads narrowed dramatically. Bank loans also performed quite well as liquidity issues within that market improved.



HOW DID YOU MANAGE THE PORTFOLIO'S UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS IN THIS ENVIRONMENT?



After observing the historic widening of credit spreads in 2008, we anticipated an eventual recovery and implemented a bias toward lower-quality credit instruments. We maintained this bias throughout much of the reporting period. It was a strategy that paid off handsomely as high-yield bonds outper-formed investment-grade debt by a wide margin. Spreads neared their historical averages and default risks remained high, so we unwound the bias near the end of the reporting period.



IN 2009, WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS WERE THE STRONGEST PERFORMERS AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS WERE PARTICULARLY WEAK?



The best-performing Underlying Fixed Income Portfolios/Funds in which the Portfolio invested were MainStay 130/30 High Yield Fund and MainStay VP High Yield Corporate Bond Portfolio, both of which invest in lower-quality debt instruments. Among the Portfolio's worst-performing Underlying Fixed Income Portfolios/Funds were MainStay Intermediate Term Bond Fund and MainStay VP Bond Portfolio. Both, however, posted meaningfully positive performance.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



M-274    MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.





The Portfolio's performance depends on the Subadvisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.






The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.






The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:



- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.



- High-yield securities carry higher risks, and some of the investments of the Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.



- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger capitalization companies.



- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.



- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.



- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.



- Short sales involve costs and risk. If a security sold short increases in price, an Underlying Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.



- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.



- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE UNDERLYING MONEY MARKET PORTFOLIOS/FUNDS IN WHICH THE PORTFOLIO MAY INVEST SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE THAT THE PORTFOLIO MAY LOSE MONEY ON INVESTMENTS IN THESE UNDERLYING MONEY MARKET PORTFOLIOS/FUNDS.



Before making an investment in the Portfolio, you should consider all the risks associated with it.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.





Information about MainStay VP Moderate Allocation Portfolio on this page and the preceding pages has not been audited.



                                                mainstayinvestments.com    M-275

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
-------------------------------------------------------------

EQUITY FUNDS 59.9%
MainStay 130/30 Core Fund
  Class I (a)                       5,438,707   $  37,255,140
MainStay 130/30 Growth Fund
  Class I (a)(b)                      586,270       4,678,431
MainStay 130/30 International
  Fund Class I (a)                  2,324,650      14,715,032
MainStay Epoch Global Choice
  Fund Class I (a)                    156,641       2,160,080
MainStay Epoch U.S. All Cap
  Fund Class I                         69,937       1,418,319
MainStay ICAP Equity Fund
  Class I                             808,176      25,578,774
MainStay ICAP International
  Fund Class I                        513,796      14,607,211
MainStay MAP Fund Class I             787,255      21,956,547
MainStay VP Common Stock
  Portfolio Initial Class           1,673,430      24,228,193
MainStay VP Growth Equity
  Portfolio Initial Class              50,428       1,111,644
MainStay VP ICAP Select Equity
  Portfolio Initial Class           2,435,745      26,072,667
MainStay VP International
  Equity Portfolio Initial
  Class (a)                         1,071,657      13,531,276
MainStay VP Large Cap Growth
  Portfolio Initial Class
  (a)(b)                            3,047,738      39,243,067
MainStay VP Mid Cap Core
  Portfolio Initial Class (a)       3,714,732      35,780,075
MainStay VP S&P 500 Index
  Portfolio Initial Class              29,648         669,486
MainStay VP U.S. Small Cap
  Portfolio Initial Class (b)         120,493         897,811
                                                -------------
                                                  263,903,753
                                                -------------

FIXED INCOME FUNDS 40.1%
MainStay 130/30 High Yield
  Fund Class I (a)                  1,157,214      12,926,081
MainStay Intermediate Term
  Bond Fund Class I                 1,861,904      19,065,901
MainStay VP Bond Portfolio
  Initial Class (a)                 7,616,243     107,931,432
MainStay VP Floating Rate
  Portfolio Initial Class (a)       3,090,827      27,575,481
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                     1,017,547       9,190,561
                                                -------------
                                                  176,689,456
                                                -------------
Total Investments
  (Cost $429,521,090) (c)               100.0%    440,593,209
Other Assets, Less Liabilities            0.0++       107,787
                                        -----    ------------
Net Assets                              100.0%  $ 440,700,996
                                        =====    ============








+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds share class.
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At December 31, 2009, cost is
     $433,722,797 for federal income tax
     purposes and net unrealized appreciation
     is as follows:





Gross unrealized appreciation      $ 17,665,246
Gross unrealized depreciation       (10,794,834)
                                   ------------
Net unrealized appreciation        $  6,870,412
                                   ============





The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS




                                               QUOTED PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Affiliated Investment Companies
  Equity Funds                                  $263,903,753      $     --        $     --    $263,903,753
  Fixed Income Funds                             176,689,456            --              --     176,689,456
                                                ------------      --------        --------    ------------
Total Investments in Securities                 $440,593,209           $--             $--    $440,593,209
                                                ============      ========        ========    ============






(a) For detailed descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).





M-276    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $429,521,090)                 $440,593,209
Receivables:
  Investment securities sold              267,358
  Fund shares sold                        255,029
Other assets                                  567
                                     ------------
     Total assets                     441,116,163
                                     ------------
LIABILITIES:
Due to custodian                          267,358
Payables:
  NYLIFE Distributors (See Note 3)         88,585
  Professional fees                        23,310
  Shareholder communication                20,128
  Fund shares redeemed                      8,764
  Custodian                                 3,864
  Directors                                 1,185
Accrued expenses                            1,973
                                     ------------
     Total liabilities                    415,167
                                     ------------
Net assets                           $440,700,996
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    448,634
Additional paid-in capital            469,846,513
                                     ------------
                                      470,295,147
Accumulated undistributed net
  investment income                    10,264,838
Accumulated net realized loss on
  investments                         (50,931,108)
Net unrealized appreciation on
  investments                          11,072,119
                                     ------------
Net assets                           $440,700,996
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 19,223,622
                                     ============
Shares of capital stock outstanding     1,952,000
                                     ============
Net asset value per share
  outstanding                        $       9.85
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $421,477,374
                                     ============
Shares of capital stock outstanding    42,911,391
                                     ============
Net asset value per share
  outstanding                        $       9.82
                                     ============







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-277

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $ 10,804,855
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   844,259
  Shareholder communication                67,391
  Professional fees                        65,992
  Directors                                15,317
  Custodian                                 4,958
  Miscellaneous                            15,993
                                     ------------
     Total expenses                     1,013,910
                                     ------------
Net investment income                   9,790,945
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                     (40,429,805)
Capital gain distributions from
  affiliated investment companies         473,968
                                     ------------
Net realized loss on investments
  from affiliated investment
  companies                           (39,955,837)
                                     ------------
Net change in unrealized
  depreciation on investments         108,466,308
                                     ------------
Net realized and unrealized gain on
  investments and investments          68,510,471
                                     ------------
Net increase in net assets
  resulting from operations          $ 78,301,416
                                     ============








M-278    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009            2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  9,790,945   $   7,139,984
 Net realized gain (loss) on
  investments from affiliated
  investment company
  transactions                  (39,955,837)      1,052,703
 Net change in unrealized
  appreciation (depreciation)
  on investments                108,466,308    (103,519,057)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     78,301,416     (95,326,370)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                  (459,029)        (55,782)
    Service Class                (9,359,081)       (764,780)
                               ----------------------------
                                 (9,818,110)       (820,562)
                               ----------------------------
 From net realized gain on
  investments:
    Initial Class                  (345,847)       (181,795)
    Service Class                (7,632,211)     (4,153,218)
                               ----------------------------
                                 (7,978,058)     (4,335,013)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                  (17,796,168)     (5,155,575)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         99,883,315     143,456,587
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              17,796,168       5,155,575
 Cost of shares redeemed        (37,844,661)    (41,666,841)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          79,834,822     106,945,321
                               ----------------------------
    Net increase in net
     assets                     140,340,070       6,463,376

NET ASSETS:
Beginning of year               300,360,926     293,897,550
                               ----------------------------
End of year                    $440,700,996   $ 300,360,926
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $ 10,264,838   $   9,818,073
                               ============================







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-279

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS




                                                                INITIAL CLASS
                                          ---------------------------------------------------------
                                                                                       FEBRUARY 13,

                                                                                          2006**
                                                                                          THROUGH
                                                 YEAR ENDED DECEMBER 31,               DECEMBER 31,

                                          ---------------------------------------------------------
                                            2009           2008           2007             2006
Net asset value at beginning of
  period                                  $  8.30        $ 11.32        $ 10.86           $10.00
                                          -------        -------        -------           ------
Net investment income                        0.20           0.21           0.22             0.18 (a)
Net realized and unrealized gain
  (loss) on investments                      1.80          (3.06)          0.74             0.82
                                          -------        -------        -------           ------
Total from investment operations             2.00          (2.85)          0.96             1.00
                                          -------        -------        -------           ------
Less dividends and distributions:
  From net investment income                (0.26)         (0.04)         (0.26)           (0.11)
  From net realized gain on
     investments                            (0.19)         (0.13)         (0.24)           (0.03)
                                          -------        -------        -------           ------
Total dividends and distributions           (0.45)         (0.17)         (0.50)           (0.14)
                                          -------        -------        -------           ------
Net asset value at end of period          $  9.85        $  8.30        $ 11.32           $10.86
                                          =======        =======        =======           ======
Total investment return                     24.22%        (25.18%)         8.73%            9.93%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      3.00%          2.56%          2.50%            1.96%++
  Net expenses (c)                           0.05%          0.06%          0.06%            0.15%++
  Expenses (before reimbursement)
     (c)                                     0.05%          0.06%          0.07%            0.15%++
Portfolio turnover rate                        40%            46%            10%              62%
Net assets at end of period (in
  000's)                                  $19,224        $12,681        $11,750           $5,370






**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.







M-280    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                        SERVICE CLASS
      ------------------------------------------------
                                          FEBRUARY 13,
                                             2006**
                                             THROUGH
           YEAR ENDED DECEMBER 31,        DECEMBER 31,
      ------------------------------------------------

        2009        2008        2007          2006
      $   8.28    $  11.30    $  10.85      $  10.00
      --------    --------    --------      --------
          0.19        0.19        0.20          0.14 (a)
          1.78       (3.06)       0.72          0.83
      --------    --------    --------      --------
          1.97       (2.87)       0.92          0.97
      --------    --------    --------      --------

         (0.24)      (0.02)      (0.23)        (0.09)
         (0.19)      (0.13)      (0.24)        (0.03)
      --------    --------    --------      --------
         (0.43)      (0.15)      (0.47)        (0.12)
      --------    --------    --------      --------
      $   9.82    $   8.28    $  11.30      $  10.85
      ========    ========    ========      ========
         23.99%     (25.38%)      8.46%         9.69%(b)

          2.76%       2.21%       2.29%         1.55%++
          0.30%       0.31%       0.31%         0.40%++
          0.30%       0.31%       0.32%         0.40%++
            40%         46%         10%           62%
      $421,477    $287,680    $282,148      $132,965






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-281

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (2/13/06)
--------------------------------------------------------------------
After Portfolio operating expenses             28.42%        1.55%





                                            (After Portfolio operating expenses)
(LINE GRAPH)

                                                             BARCLAYS CAPITAL
                               S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
              INITIAL CLASS      INDEX*         INDEX*          BOND INDEX
              -------------    ----------    ------------    ----------------
2/13/2006         10000           10000          10000             10000
12/31/2006        11192           11386          12152             10457
12/31/2007        12245           12012          13509             11185
12/31/2008         8266            7568           7649             11771
12/31/2009        10616            9570          10080             12469






SERVICE CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (2/13/06)
--------------------------------------------------------------------
After Portfolio operating expenses             28.10%        1.30%





                                            (After Portfolio operating expenses)
(LINE GRAPH)

                                                                                                            BARCLAYS CAPITAL
                                                                              S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                                             SERVICE CLASS      INDEX*         INDEX*          BOND INDEX
                                                             -------------    ----------    ------------    ----------------
2/13/2006                                                        10000           10000          10000             10000
12/31/2006                                                       11169           11386          12152             10457
12/31/2007                                                       12188           12012          13509             11185
12/31/2008                                                        8209            7568           7649             11771
12/31/2009                                                       10516            9570          10080             12469






 BENCHMARK                  ONE          SINCE
PERFORMANCE                YEAR        INCEPTION
S&P 500(R) Index(2)        26.46%        -1.12%
Morgan Stanley
Capital
International EAFE
Index(2)                   31.78          0.20
Barclays Capital
U.S. Aggregate Bond
Index(2)                    5.93          5.85
Average Lipper
Variable Products
Mixed-Asset Target
Allocation Growth
Portfolio(3)               24.27         -0.04





1. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. New York Life Investment Management LLC may recoup the amount of certain management fee waivers or expense reimbursements from the Portfolio pursuant to the agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on August 1, 2010.



2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.


3. The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.




M-282    MainStay VP Moderate Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,192.80        $0.22          $1,025.00         $0.20
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,191.30        $1.60          $1,023.70         $1.48
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.



                                                mainstayinvestments.com    M-283

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2009 (UNAUDITED)


(COMPOSITION PIE CHART)

Growth of Capital                               52.40
Total Return                                    20.70
Current Income                                  18.80
Capital Appreciation                             8.10
Other Assets, Less Liabilities                   0.00






See Portfolio of Investments on page M-288 for specific holdings within these categories.



++ Less than one-tenth of a percent.




M-284    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.



HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP Moderate Growth Allocation Portfolio returned 28.42% for Initial Class shares and 28.10% for Service Class shares. Both share classes outper-formed the 24.27% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Growth Portfolio and the 26.46% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.



WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?





Since high-grade fixed-income securities substantially underperformed equities in 2009 (and the Portfolio's benchmark contains only stocks), the required allocation to investment-grade bonds detracted from performance relative to the S&P 500(R) Index. Even so, the Portfolio's performance relative to the S&P 500(R) Index and its Lipper peers was strengthened by holdings of below-investment-grade debt, exposure to non-large-cap stocks and strong security selection within a few of the Portfolio's Underlying Portfolios/Funds.



DURING 2009, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?



In managing the Portfolio, we consider a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that we believe have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During 2009, these techniques had little cumulative impact on performance, neither adding to nor detracting from the Portfolio's value.



WERE THERE ANY CHANGES IN THE PORTFOLIO'S ALLOCATIONS AMONG UNDERLYING PORTFOLIOS/FUNDS DURING 2009?



During 2009, the Portfolio made five primary allocation changes. First, assets were shifted away from MainStay VP Bond Portfolio into MainStay VP Floating Rate Portfolio, MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund last winter. All three of these targeted Underlying Portfolios/Funds invest in lower-quality debt instruments. This strategy had a positive impact on performance as credit spreads contracted, and the move was partially unwound in November 2009.








Second, we lowered the Portfolio's average equity market capitalization during the year through purchases of MainStay VP Mid Cap Core Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay Epoch U.S. All Cap Fund. So far, the impact of this strategy has been muted because performance among lower-cap stocks was not substantially different from the performance of large-cap stocks in the latter months of 2009, when the strategy was implemented.



Third, we reduced the Portfolio's bias toward growth equities through sales of MainStay VP Growth Equity Portfolio, MainStay VP Large Cap Growth Portfolio, and MainStay 130/30 Growth Fund. This may have reduced excess returns by a small amount as growth stocks generally outperformed value stocks in the final months of the year.



Fourth, we reduced the Portfolio's position in MainStay VP Common Stock Portfolio, with the proceeds directed primarily to MainStay 130/30 Core Fund. This move also has had relatively little impact on the Portfolio's performance because both Underlying Portfolios/Funds generated a similar level of return after the trade.



Fifth, in an effort to further diversify the Portfolio across management styles, we moved assets from MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio and redirected them in part into MainStay MAP Fund. Through the end of 2009, this move did not have a substantial impact on performance.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-285

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS
HAD THE STRONGEST TOTAL RETURNS AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE WEAKEST TOTAL RETURNS?



In 2009, MainStay VP U.S. Small Cap Portfolio posted the highest total return of any of the Underlying Equity Portfolios/Funds in which the Portfolio invested. MainStay VP Large Cap Growth Portfolio had the second-highest total return. Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, MainStay VP International Equity Portfolio and MainStay 130/30 Core Fund posted the lowest total returns.



WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S OVERALL PERFORMANCE AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS WERE PARTICULARLY WEAK?



Substantial positions in MainStay VP Large Cap Growth Portfolio and MainStay VP Common Stock Portfolio had the greatest positive impact on the Portfolio's performance. No Underlying Equity Portfolios/Funds in which the Portfolio invested generated negative returns. However, weak performance within MainStay VP Common Stock Portfolio and MainStay 130/30 Core Fund meant that the allocations made to these Portfolios/Funds resulted in disappointingly small contributions to return.



WHAT KEY FACTORS AFFECTED THE BOND MARKETS DURING 2009?



Conditions were highly favorable for fixed-income investing during 2009. Interest rates on Treasury notes and bonds were generally stable as the Federal Open Market Committee maintained the targeted federal funds rate in a range between 0% and 0.25% and the Federal Reserve purchased bonds directly to bring down longer-dated borrowing costs. Indications that the economy may have been in recovery brought relief to credit markets in 2009, and spreads narrowed dramatically. Bank loans also performed quite well as liquidity issues within that market improved.



HOW DID YOU MANAGE THE PORTFOLIO'S UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS IN THIS ENVIRONMENT?



After observing the historic widening of credit spreads in 2008, we anticipated an eventual recovery and implemented a bias toward lower-quality credit instruments. We maintained this bias throughout much of the reporting period. It was a strategy that paid off handsomely as high-yield bonds outperformed investment-grade debt by a wide margin. Spreads neared their historical averages and default risks remained high, so we unwound the bias near the end of the reporting period.



IN 2009, WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS WERE THE STRONGEST PERFORMERS AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS WERE PARTICULARLY WEAK?



The best-performing Underlying Fixed Income Portfolios/Funds in which the Portfolio invested were MainStay 130/30 High Yield Fund and MainStay VP High Yield Corporate Bond Portfolio, both of which invest in lower-quality debt instruments. Among the Portfolio's worst-performing Underlying Fixed Income Portfolios/Funds were MainStay Intermediate Term Bond Fund and MainStay VP Bond Portfolio. Both, however, posted meaningfully positive performance.






The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



M-286    MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.





The Portfolio's performance depends on the Subadvisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.





The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.





The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:



- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.



- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



- High-yield securities carry higher risks, and some of the investments of the Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.



- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.



- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.



- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.



- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.



- Short sales involve costs and risk. If a security sold short increases in price, an Underlying Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.



- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.



- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE UNDERLYING MONEY MARKET PORTFOLIOS/FUNDS IN WHICH THE PORTFOLIO MAY INVEST SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE THAT THE PORTFOLIO MAY LOSE MONEY ON INVESTMENTS IN THESE UNDERLYING MONEY MARKET PORTFOLIOS/FUNDS.



Before making an investment in the Portfolio, you should consider all the risks associated with it.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



Information about MainStay VP Moderate Growth Allocation Portfolio on this page and the preceding pages has not been audited.





                                                mainstayinvestments.com    M-287

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                      SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
------------------------------------------------------------

EQUITY FUNDS 79.8%
MainStay 130/30 Core Fund
  Class I (a)                      5,856,130   $  40,114,491
MainStay 130/30 Growth Fund
  Class I (a)(b)                     742,665       5,926,466
MainStay 130/30 International
  Fund Class I (a)                 3,451,070      21,845,274
MainStay Epoch Global Choice
  Fund Class I (a)                   235,736       3,250,794
MainStay Epoch U.S. All Cap
  Fund Class I                        72,610       1,472,530
MainStay ICAP Equity Fund
  Class I                            959,300      30,361,840
MainStay ICAP International
  Fund Class I                       763,867      21,716,752
MainStay MAP Fund Class I            992,815      27,689,601
MainStay VP Common Stock
  Portfolio Initial Class          1,722,137      24,933,372
MainStay VP Growth Equity
  Portfolio Initial Class            178,251       3,929,374
MainStay VP ICAP Select Equity
  Portfolio Initial Class          2,945,653      31,530,823
MainStay VP International
  Equity Portfolio Initial
  Class (a)                        1,592,395      20,106,373
MainStay VP Large Cap Growth
  Portfolio Initial Class
  (a)(b)                           4,069,998      52,405,821
MainStay VP Mid Cap Core
  Portfolio Initial Class (a)      5,501,378      52,988,936
MainStay VP S&P 500 Index
  Portfolio Initial Class             14,833         334,960
MainStay VP U.S. Small Cap
  Portfolio Initial Class
  (a)(b)                           1,018,732       7,590,743
                                               -------------
                                                 346,198,150
                                               -------------

FIXED INCOME FUNDS 20.2%
MainStay 130/30 High Yield
  Fund Class I (a)                 1,135,461      12,683,099
MainStay Intermediate Term
  Bond Fund Class I                  558,475       5,718,779
MainStay VP Bond Portfolio
  Initial Class (a)                2,285,471      32,387,900
MainStay VP Floating Rate
  Portfolio Initial Class (a)      3,070,794      27,396,756
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                    1,015,813       9,174,901
                                               -------------
                                                  87,361,435
                                               -------------
Total Investments
  (Cost $437,546,868) (c)              100.0%    433,559,585
Other Assets, Less Liabilities           0.0++        91,122
                                       -----    ------------
Net Assets                             100.0%  $ 433,650,707
                                       =====    ============









+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds share class.
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At December 31, 2009, cost is
     $441,745,822 for federal income tax
     purposes and net unrealized depreciation
     is as follows:







Gross unrealized appreciation      $ 16,007,501
Gross unrealized depreciation       (24,193,738)
                                   ------------
Net unrealized depreciation        $ (8,186,237)
                                   ============





The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS




                                               QUOTED PRICES
                                                   IN ACTIVE     SIGNIFICANT
                                                 MARKETS FOR           OTHER      SIGNIFICANT
                                                   IDENTICAL      OBSERVABLE     UNOBSERVABLE
                                                      ASSETS          INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)       (LEVEL 2)        (LEVEL 3)           TOTAL
Investments in Securities (a)
Affiliated Investment Companies
  Equity Funds                                  $346,198,150   $          --    $          --    $346,198,150
  Fixed Income Funds                              87,361,435              --               --      87,361,435
                                                ------------   -------------    -------------    ------------
Total Investments in Securities                 $433,559,585   $          --    $          --    $433,559,585
                                                ============   =============    =============    ============






(a) For detailed descriptions, see the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




M-288    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $437,546,868)                 $433,559,585
Cash                                      643,281
Receivables:
  Fund shares sold                        244,181
Other assets                                  585
                                     ------------
     Total assets                     434,447,632
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         643,281
  NYLIFE Distributors (See Note 3)         84,229
  Professional fees                        23,135
  Fund shares redeemed                     20,393
  Shareholder communication                19,248
  Custodian                                 3,615
  Directors                                 1,174
Accrued expenses                            1,850
                                     ------------
     Total liabilities                    796,925
                                     ------------
Net assets                           $433,650,707
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    469,575
Additional paid-in capital            497,363,419
                                     ------------
                                      497,832,994
Accumulated undistributed net
  investment income                     7,632,598
Accumulated net realized loss on
  investments                         (67,827,602)
Net unrealized depreciation on
  investments                          (3,987,283)
                                     ------------
Net assets                           $433,650,707
                                     ============

INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 30,850,442
                                     ============
Shares of capital stock outstanding     3,333,635
                                     ============
Net asset value per share
  outstanding                        $       9.25
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $402,800,265
                                     ============
Shares of capital stock outstanding    43,623,846
                                     ============
Net asset value per share
  outstanding                        $       9.23
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-289

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  8,429,014
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class
     (See Note 3)                         821,577
  Professional fees                        65,625
  Shareholder communication                63,522
  Directors                                15,385
  Custodian                                 5,050
  Miscellaneous                            15,068
                                     ------------
     Total expenses                       986,227
                                     ------------
Net investment income                   7,442,787
                                     ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                     (58,673,659)
Capital gain distributions from
  affiliated investment companies         189,848
                                     ------------
Net realized loss on investments
  from affiliated investment
  companies                           (58,483,811)
                                     ------------
Net change in unrealized
  depreciation on investments         141,298,611
                                     ------------
Net realized and unrealized gain on
  investments and investments          82,814,800
                                     ------------
Net increase in net assets
  resulting from operations          $ 90,257,587
                                     ============







M-290    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  7,442,787   $   5,873,308
 Net realized gain (loss) on
  investments from affiliated
  investment company
  transactions                  (58,483,811)      3,519,071
 Net change in unrealized
  appreciation (depreciation)
  on investments                141,298,611    (151,894,384)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     90,257,587    (142,502,005)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                  (755,100)       (156,487)
    Service Class                (8,995,783)     (1,558,362)
                               ----------------------------
                                 (9,750,883)     (1,714,849)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                  (565,414)       (417,048)
    Service Class                (7,378,241)     (5,858,541)
                               ----------------------------
                                 (7,943,655)     (6,275,589)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                  (17,694,538)     (7,990,438)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         67,371,228     131,479,266
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              17,694,538       7,990,438
 Cost of shares redeemed        (39,409,686)    (39,005,050)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          45,656,080     100,464,654
                               ----------------------------
    Net increase (decrease)
     in net assets              118,219,129     (50,027,789)

NET ASSETS:
Beginning of year               315,431,578     365,459,367
                               ----------------------------
End of year                    $433,650,707   $ 315,431,578
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  7,632,598   $   9,750,846
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-291

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                  INITIAL CLASS
                            --------------------------------------------------------
                                                                        FEBRUARY 13,
                                                                           2006**
                                                                           THROUGH
                                     YEAR ENDED DECEMBER 31,            DECEMBER 31,

                            --------------------------------------------------------
                                   2009             2008       2007         2006
Net asset value at
  beginning of period             $  7.55         $ 11.51    $ 11.04       $ 10.00
                                  -------         -------    -------       -------
Net investment income                0.19 (a)        0.18 (a)   0.17          0.16 (a)
Net realized and
  unrealized gain (loss)
  on investments                     1.93           (3.92)      0.88          1.03
                                  -------         -------    -------       -------
Total from investment
  operations                         2.12           (3.74)      1.05          1.19
                                  -------         -------    -------       -------
Less dividends and
  distributions:
  From net investment
     income                         (0.24)          (0.06)     (0.22)        (0.10)
  From net realized gain
     on investments                 (0.18)          (0.16)     (0.36)        (0.05)
                                  -------         -------    -------       -------
Total dividends and
  distributions                     (0.42)          (0.22)     (0.58)        (0.15)
                                  -------         -------    -------       -------
Net asset value at end of
  period                          $  9.25         $  7.55    $ 11.51       $ 11.04
                                  =======         =======    =======       =======
Total investment return             28.42%         (32.49%)     9.40%        11.92%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              2.35%           1.83%      1.78%         1.70%++
  Net expenses (c)                   0.05%           0.06%      0.05%         0.13%++
  Expenses (before waiver)
     (c)                             0.05%           0.06%      0.07%         0.13%++
Portfolio turnover rate                45%             43%        15%           46%
Net assets at end of
  period (in 000's)               $30,850         $21,525    $21,772       $10,468






**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.






M-292    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                             SERVICE CLASS
      ----------------------------------------------------------
                                                    FEBRUARY 13,
                                                       2006**
                                                       THROUGH
                YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ----------------------------------------------------------

             2009             2008        2007          2006
           $   7.53         $  11.49    $  11.03      $  10.00
           --------         --------    --------      --------
               0.17 (a)         0.16 (a)    0.14          0.13 (a)
               1.93            (3.92)       0.87          1.04
           --------         --------    --------      --------
               2.10            (3.76)       1.01          1.17
           --------         --------    --------      --------

              (0.22)           (0.04)      (0.19)        (0.09)
              (0.18)           (0.16)      (0.36)        (0.05)
           --------         --------    --------      --------
              (0.40)           (0.20)      (0.55)        (0.14)
           --------         --------    --------      --------
           $   9.23         $   7.53    $  11.49      $  11.03
           ========         ========    ========      ========
              28.10%          (32.65%)      9.13%        11.69%(b)

               2.08%            1.59%       1.54%         1.39%++
               0.30%            0.31%       0.30%         0.38%++
               0.30%            0.31%       0.32%         0.38%++
                 45%              43%         15%           46%
           $402,800         $293,907    $343,687      $163,754





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-293

MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE     TEN
TOTAL RETURNS                 YEAR    YEARS    YEARS
----------------------------------------------------
After Portfolio operating
  expenses                   26.26%    0.24%   -1.17%





                                            (After Portfolio operating expenses)
(LINE GRAPH)

                                                   S&P 500(R)
                                  INITIAL CLASS       INDEX
                                  -------------    ----------
12/31/99                              10000           10000
12/31/00                               9068            9090
12/31/01                               7970            8009
12/31/02                               6199            6239
12/31/03                               7947            8029
12/31/04                               8781            8902
12/31/05                               9200            9340
12/31/06                              10621           10815
12/31/07                              11176           11409
12/31/08                               7039            7188
12/31/09                               8888            9090






SERVICE CLASS(2)                                                AS OF  12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE     TEN
TOTAL RETURNS                 YEAR    YEARS    YEARS
----------------------------------------------------
After Portfolio operating
  expenses                   25.95%   -0.01%   -1.42%





                                            (After Portfolio operating expenses)
(LINE GRAPH)

                                                   S&P 500(R)
                                  SERVICE CLASS       INDEX
                                  -------------    ----------
12/31/99                              10000           10000
12/31/00                               9046            9090
12/31/01                               7931            8009
12/31/02                               6153            6239
12/31/03                               7869            8029
12/31/04                               8673            8902
12/31/05                               9061            9340
12/31/06                              10435           10815
12/31/07                              10953           11409
12/31/08                               6882            7188
12/31/09                               8667            9090






 BENCHMARK PERFORMANCE                                              ONE          FIVE           TEN
                                                                   YEAR          YEARS         YEARS
S&P 500(R) Index(3)                                                26.46%        0.42%         -0.95%
Average Lipper Variable Products S&P 500 Index Objective
Portfolio(4)                                                       26.10         0.08          -1.29





1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 0.20% and -1.19% for Initial Class shares and -0.03% and -1.43% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

4. The Average Lipper Variable Products S&P 500 Index Objective Portfolio is representative of passively managed limited-expense (management fee no higher than 0.50%) portfolios designed to replicate the performance of the S&P 500(R) Index on a reinvested basis. Lipper Inc. is an independent monitor of fund performance.




M-294    MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,224.20        $1.63          $1,023.70         $1.48
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,222.70        $3.03          $1,022.50         $2.75
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.29% for Initial Class and 0.54% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                mainstayinvestments.com    M-295

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)




Oil, Gas & Consumable Fuels             9.1%
Pharmaceuticals                         6.1
Computers & Peripherals                 5.6
Diversified Financial Services          4.1
Software                                4.1
Diversified Telecommunication
  Services                              2.7
Media                                   2.7
Aerospace & Defense                     2.6
Capital Markets                         2.6
Commercial Banks                        2.6
Beverages                               2.5
Food & Staples Retailing                2.5
Communications Equipment                2.4
Household Products                      2.4
Semiconductors & Semiconductor
  Equipment                             2.4
Insurance                               2.3
Industrial Conglomerates                2.1
Health Care Providers & Services        2.0
Electric Utilities                      1.9
Health Care Equipment & Supplies        1.9
Internet Software & Services            1.9
Chemicals                               1.8
Specialty Retail                        1.8
Energy Equipment & Services             1.7
Biotechnology                           1.5
Food Products                           1.5
IT Services                             1.5
Machinery                               1.5
Tobacco                                 1.5
Hotels, Restaurants & Leisure           1.4
Multi-Utilities                         1.3
Real Estate Investment Trusts           1.1
Metals & Mining                         1.0
Air Freight & Logistics                 0.9
Road & Rail                             0.9
Multiline Retail                        0.8
Consumer Finance                        0.7
Electronic Equipment & Instruments      0.6
Internet & Catalog Retail               0.6
Commercial Services & Supplies          0.5
Electrical Equipment                    0.5
Textiles, Apparel & Luxury Goods        0.5
Automobiles                             0.4
Life Sciences Tools & Services          0.4
Household Durables                      0.3
Personal Products                       0.3
Wireless Telecommunication Services     0.3
Auto Components                         0.2
Construction & Engineering              0.2
Containers & Packaging                  0.2
Diversified Consumer Services           0.2
Paper & Forest Products                 0.2
Airlines                                0.1
Construction Materials                  0.1
Distributors                            0.1
Gas Utilities                           0.1
Independent Power Producers & Energy
  Traders                               0.1
Leisure Equipment & Products            0.1
Office Electronics                      0.1
Professional Services                   0.1
Thrifts & Mortgage Finance              0.1
Trading Companies & Distributors        0.1
Building Products                       0.0++
Health Care Technology                  0.0++
Real Estate Management & Development    0.0++
Short-Term Investments                  6.2
Futures Contracts                       0.1
Other Assets, Less Liabilities         -0.1
                                      -----
                                      100.0%
                                      =====







 See Portfolio of Investments beginning on page M-299 for specific holdings within these categories.



++ Less than one-tenth percent.



TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)




    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  Apple, Inc.
    4.  Johnson & Johnson
    5.  Procter & Gamble Co. (The)
    6.  International Business Machines Corp.
    7.  AT&T, Inc.
    8.  JPMorgan Chase & Co.
    9.  General Electric Co.
   10.  Chevron Corp.







M-296    MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK AND LEE BAKER OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.



HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP S&P 500 Index Portfolio returned 26.26% for Initial Class shares and 25.95% for Service Class shares. Initial Class shares outperformed and Service Class shares underperformed the 26.10% return of the average Lipper(1) Variable Products S&P 500 Index Objective Portfolio. Both share classes underperformed the 26.46% return of the S&P 500(R) Index for the 12 months ended December 31, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.



DURING THE 12-MONTH REPORTING PERIOD, WHICH S&P 500(R) INDEX INDUSTRY GROUPS HAD THE HIGHEST TOTAL RETURNS AND WHICH INDUSTRY GROUPS HAD THE LOWEST TOTAL RETURNS?



For the 12 months ended December 31, 2009, the S&P 500(R) Index industry groups with the highest total returns were automobiles & components, tech-nology hardware & equipment and semiconductors
& semiconductor equipment. Over the same period, the industry groups with the lowest total returns were banks, food & staples retailing and household
& personal products.



DURING THE REPORTING PERIOD, WHICH INDUSTRIES MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH INDUSTRIES WERE THE GREATEST DETRACTORS?



On the basis of impact, which takes weightings and total returns into account, the industry that made the greatest positive contribution to the Portfolio's performance during 2009 was computers & periph-erals. Software was the next-strongest industry con-tributor, followed by Internet software & services. All three of these strong-contributing industries provided positive total returns. Over the same period, the in-dustries that made the weakest contributions to the Portfolio's performance were commercial banks, bio-technology and construction materials.



DURING THE REPORTING PERIOD, WHICH STOCKS IN THE S&P 500(R) INDEX HAD THE HIGHEST TOTAL RETURNS AND WHICH S&P 500(R) INDEX STOCKS HAD THE LOWEST TOTAL RETURNS?



During 2009, the S&P 500(R) Index securities with the strongest total returns were insurance company XL Capital, Ltd., health care services company Tenet Healthcare and semiconductor company Advanced Micro Devices. The S&P 500(R) Index securities with the lowest total returns for the year were commercial banks Marshall & Ilsley and Huntington Bancshares and diversified financial services company Citigroup.



DURING THE REPORTING PERIOD, WHICH S&P 500(R) STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?



On the basis of impact, which takes weightings and total returns into account, the Portfolio's top contributors were information technology companies Apple, Google and Microsoft. The weakest-performing stocks by contribution were oil, gas & consumable fuels company ExxonMobil, diversified financial services company Citigroup and commercial bank Wells Fargo & Co.






Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. Index portfolios generally seek to reflect the performance of an index or an allocation among indices, unlike other portfolios, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Portfolio seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.



Not all MainStay VP Portfolios and/or share classes are available under all policies.



                                                mainstayinvestments.com    M-297

WERE THERE ANY CHANGES TO THE S&P 500(R) INDEX IN 2009?



During 2009, Standard & Poor's added 27 companies to the S&P 500(R) Index and made 27 corresponding deletions. Significant additions to the Index included IT services company Visa and solar module manufacturer First Solar. Notable deletions from the Index included pharmaceuticals manufacturer Wyeth and health care equipment & supplies company Covidien PLC.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP S&P 500(R) Index Portfolio on this page and the preceding pages has not been audited.



M-298    MainStay VP S&P 500 Index Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2009





                                          SHARES           VALUE
COMMON STOCKS 93.8%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.6%
Boeing Co. (The)                          63,759   $   3,451,275
General Dynamics Corp.                    33,857       2,308,032
Goodrich Corp.                            10,916         701,353
Honeywell International,
  Inc.                                    67,352       2,640,198
ITT Corp.                                 16,105         801,063
L-3 Communications Holdings,
  Inc.                                    10,199         886,803
Lockheed Martin Corp.                     28,069       2,114,999
Northrop Grumman Corp.                    27,699       1,546,989
Precision Castparts Corp.                 12,364       1,364,367
Raytheon Co.                              33,891       1,746,064
Rockwell Collins, Inc.                    13,791         763,470
United Technologies Corp.                 82,528       5,728,269
                                                   -------------
                                                      24,052,882
                                                   -------------

AIR FREIGHT & LOGISTICS 0.9%
C.H. Robinson Worldwide,
  Inc.                                    14,884         874,137
Expeditors International of
  Washington, Inc.                        18,814         653,410
FedEx Corp.                               27,421       2,288,283
United Parcel Service, Inc.
  Class B                                 87,129       4,998,591
                                                   -------------
                                                       8,814,421
                                                   -------------

AIRLINES 0.1%
Southwest Airlines Co.                    65,084         743,910
                                                   -------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                               21,374         301,374
Johnson Controls, Inc.                    58,905       1,604,572
                                                   -------------
                                                       1,905,946
                                                   -------------

AUTOMOBILES 0.4%
Ford Motor Co. (a)                       292,471       2,924,710
Harley-Davidson, Inc.                     20,645         520,254
                                                   -------------
                                                       3,444,964
                                                   -------------

BEVERAGES 2.5%
Brown-Forman Corp. Class B                 9,713         520,325
Coca-Cola Co. (The)                      203,956      11,625,492
Coca-Cola Enterprises, Inc.               27,860         590,632
Constellation Brands, Inc.
  Class A (a)                             17,565         279,810
Dr. Pepper Snapple Group,
  Inc.                                    22,290         630,807
Molson Coors Brewing Co.
  Class B                                 13,861         625,963
Pepsi Bottling Group, Inc.
  (The)                                   12,734         477,525
PepsiCo, Inc.                            137,347       8,350,698
                                                   -------------
                                                      23,101,252
                                                   -------------

BIOTECHNOLOGY 1.5%
Amgen, Inc. (a)                           89,356       5,054,869
Biogen Idec, Inc. (a)                     25,548       1,366,818
Celgene Corp. (a)                         40,666       2,264,283
Cephalon, Inc. (a)                         6,531         407,600
Genzyme Corp. (a)                         23,048       1,129,582

Gilead Sciences, Inc. (a)                 79,513       3,441,323
                                                   -------------
                                                      13,664,475
                                                   -------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                               31,542         435,595
                                                   -------------


CAPITAL MARKETS 2.6%
Ameriprise Financial, Inc.                22,371         868,442
Bank of New York Mellon Corp.
  (The)                                  105,695       2,956,289
Charles Schwab Corp. (The)                83,566       1,572,712
E*TRADE Financial Corp. (a)              130,524         228,417
Federated Investors, Inc.
  Class B                                  7,821         215,077
Franklin Resources, Inc.                  13,234       1,394,202
Goldman Sachs Group, Inc.
  (The)                                   45,278       7,644,738
Invesco, Ltd.                             37,614         883,553
Janus Capital Group, Inc.                 15,840         213,048
Legg Mason, Inc.                          14,355         432,947
Morgan Stanley                           119,308       3,531,517
Northern Trust Corp.                      21,183       1,109,989
State Street Corp.                        43,413       1,890,202
T. Rowe Price Group, Inc.                 22,641       1,205,633
                                                   -------------
                                                      24,146,766
                                                   -------------

CHEMICALS 1.8%
Air Products & Chemicals,
  Inc.                                    18,504       1,499,934
Airgas, Inc.                               7,213         343,339
CF Industries Holdings, Inc.               4,305         390,808
Dow Chemical Co. (The)                   100,671       2,781,540
E.I. du Pont de Nemours &
  Co.                                     79,296       2,669,896
Eastman Chemical Co.                       6,435         387,644
Ecolab, Inc.                              20,935         933,282
FMC Corp.                                  6,340         353,518
International Flavors &
  Fragrances, Inc.                         6,975         286,952
Monsanto Co.                              47,829       3,910,021
PPG Industries, Inc.                      14,724         861,943
Praxair, Inc.                             26,928       2,162,588
Sigma-Aldrich Corp.                       10,668         539,054
                                                   -------------
                                                      17,120,519
                                                   -------------

COMMERCIAL BANKS 2.6%
BB&T Corp.                                60,353       1,531,156
Comerica, Inc.                            13,347         394,671
Fifth Third Bancorp                       70,905         691,324
First Horizon National Corp.
  (a)                                     19,615         262,845
Huntington Bancshares, Inc.               63,145         230,479
KeyCorp                                   77,661         431,019



+  Percentages indicated are based on portfolio net assets.

V Among the Portfolio's 10 largest holdings, as of December 31, 2009, excluding short-term investments. May be subject to change daily.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-299


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp.                             7,238   $     484,150
Marshall & Ilsley Corp.                   46,032         250,874
PNC Financial Services Group,
  Inc.                                    40,747       2,151,034
Regions Financial Corp.                  105,033         555,625
SunTrust Banks, Inc.                      43,822         889,148
U.S. Bancorp                             167,819       3,777,606
Wells Fargo & Co.                        449,862      12,141,775


Zions Bancorp                             12,176         156,218
                                                   -------------
                                                      23,947,924
                                                   -------------


COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                       9,966         363,659
Cintas Corp.                              11,658         303,691
Iron Mountain, Inc. (a)                   15,919         362,316
Pitney Bowes, Inc.                        18,283         416,121
R.R. Donnelley & Sons Co.                 18,187         405,025
Republic Services, Inc.                   28,476         806,156
Stericycle, Inc. (a)                       7,406         408,589
Waste Management, Inc.                    42,962       1,452,545
                                                   -------------
                                                       4,518,102
                                                   -------------

COMMUNICATIONS EQUIPMENT 2.4%
Cisco Systems, Inc. (a)                  506,334      12,121,636
Harris Corp.                              11,586         550,914
JDS Uniphase Corp. (a)                    19,745         162,896
Juniper Networks, Inc. (a)                46,339       1,235,861
Motorola, Inc. (a)                       202,905       1,574,543
QUALCOMM, Inc.                           147,012       6,800,775
Tellabs, Inc. (a)                         33,958         192,882
                                                   -------------
                                                      22,639,507
                                                   -------------

COMPUTERS & PERIPHERALS 5.6%
 v  Apple, Inc. (a)                       79,287      16,718,457
Dell, Inc. (a)                           152,128       2,184,558
EMC Corp. (a)                            179,014       3,127,375
Hewlett-Packard Co.                      208,703      10,750,291
 v  International Business
  Machines Corp.                         115,622      15,134,920
Lexmark International, Inc.
  Class A (a)                              6,903         179,340
NetApp, Inc. (a)                          29,994       1,031,494
QLogic Corp. (a)                          10,142         191,380
SanDisk Corp. (a)                         20,048         581,191
Sun Microsystems, Inc. (a)                66,596         624,004
Teradata Corp. (a)                        15,027         472,299
Western Digital Corp. (a)                 19,862         876,907
                                                   -------------
                                                      51,872,216
                                                   -------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                               15,900         716,136
Jacobs Engineering Group,
  Inc. (a)                                10,894         409,723
Quanta Services, Inc. (a)                 18,495         385,436
                                                   -------------
                                                       1,511,295
                                                   -------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                      11,049         581,951
                                                   -------------


CONSUMER FINANCE 0.7%
American Express Co.                     104,363       4,228,789
Capital One Financial Corp.               39,489       1,514,008
Discover Financial Services               47,418         697,519
SLM Corp. (a)                             41,336         465,857
                                                   -------------
                                                       6,906,173
                                                   -------------


CONTAINERS & PACKAGING 0.2%
Ball Corp.                                 8,256         426,835
Bemis Co., Inc.                            9,547         283,069
Owens-Illinois, Inc. (a)                  14,808         486,739
Pactiv Corp. (a)                          11,665         281,593
Sealed Air Corp.                          14,001         306,062
                                                   -------------
                                                       1,784,298
                                                   -------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                         14,145         536,944
                                                   -------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class A
  (a)                                     11,283         683,524
DeVry, Inc.                                5,446         308,952
H&R Block, Inc.                           29,339         663,648
                                                   -------------
                                                       1,656,124
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 4.1%
Bank of America Corp.                    874,644      13,172,139
Citigroup, Inc.                        1,716,339       5,681,082
CME Group, Inc.                            5,836       1,960,604
IntercontinentalExchange,
  Inc. (a)                                 6,468         726,356
 v  JPMorgan Chase & Co.                 346,862      14,453,740
Leucadia National Corp. (a)               16,803         399,743
Moody's Corp.                             17,221         461,523
NASDAQ OMX Group, Inc. (The)
  (a)                                     12,955         256,768
NYSE Euronext                             22,983         581,470
                                                   -------------
                                                      37,693,425
                                                   -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.7%
 v  AT&T, Inc.                           519,394      14,558,614
CenturyTel, Inc.                          26,115         945,624
Frontier Communications
  Corp.                                   27,614         215,665
Qwest Communications
  International, Inc.                    131,047         551,708
Verizon Communications, Inc.             250,026       8,283,361
Windstream Corp.                          39,007         428,687
                                                   -------------
                                                      24,983,659
                                                   -------------





M-300    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
ELECTRIC UTILITIES 1.9%
Allegheny Energy, Inc.                    14,996   $     352,106
American Electric Power Co.,
  Inc.                                    41,929       1,458,710
Duke Energy Corp.                        114,628       1,972,748
Edison International                      28,602         994,777
Entergy Corp.                             16,579       1,356,825
Exelon Corp.                              57,857       2,827,471
FirstEnergy Corp.                         26,757       1,242,863
FPL Group, Inc.                           36,274       1,915,993
Northeast Utilities                       15,495         399,616
Pepco Holdings, Inc.                      19,520         328,912
Pinnacle West Capital Corp.                8,946         327,245
PPL Corp.                                 33,093       1,069,235
Progress Energy, Inc.                     24,605       1,009,051


Southern Co. (The)                        70,215       2,339,564
                                                   -------------
                                                      17,595,116
                                                   -------------

ELECTRICAL EQUIPMENT 0.5%
Emerson Electric Co.                      66,007       2,811,898
First Solar, Inc. (a)                      4,246         574,909
Rockwell Automation, Inc.                 12,551         589,646
Roper Industries, Inc.                     8,011         419,536
                                                   -------------
                                                       4,395,989
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.6%
Agilent Technologies, Inc.
  (a)                                     30,288         941,048
Amphenol Corp. Class A                    15,153         699,766
Corning, Inc.                            136,544       2,636,665
FLIR Systems, Inc. (a)                    13,397         438,350
Jabil Circuit, Inc.                       16,749         290,930
Molex, Inc.                               12,015         258,923
                                                   -------------
                                                       5,265,682
                                                   -------------

ENERGY EQUIPMENT & SERVICES 1.7%
Baker Hughes, Inc.                        27,205       1,101,258
BJ Services Co.                           25,900         481,740
Cameron International Corp.
  (a)                                     21,506         898,951
Diamond Offshore Drilling,
  Inc.                                     6,101         600,460
FMC Technologies, Inc. (a)                10,729         620,565
Halliburton Co.                           79,138       2,381,262
Nabors Industries, Ltd. (a)               24,868         544,361
National Oilwell Varco, Inc.              36,719       1,618,941
Rowan Cos., Inc. (a)                      10,055         227,645
Schlumberger, Ltd.                       105,372       6,858,664
Smith International, Inc.                 21,721         590,160
                                                   -------------
                                                      15,924,007
                                                   -------------

FOOD & STAPLES RETAILING 2.5%
Costco Wholesale Corp.                    38,442       2,274,613
CVS Caremark Corp.                       124,148       3,998,807
Kroger Co. (The)                          57,107       1,172,407
Safeway, Inc.                             35,680         759,627
SUPERVALU, Inc.                           18,786         238,770
Sysco Corp.                               51,935       1,451,064
Wal-Mart Stores, Inc.                    187,807      10,038,284
Walgreen Co.                              86,770       3,186,195
Whole Foods Market, Inc. (a)              12,412         340,709
                                                   -------------
                                                      23,460,476
                                                   -------------

FOOD PRODUCTS 1.5%
Archer-Daniels-Midland Co.                56,373       1,765,039
Campbell Soup Co.                         16,662         563,176
ConAgra Foods, Inc.                       38,858         895,677
Dean Foods Co. (a)                        15,937         287,503
General Mills, Inc.                       28,660       2,029,414
H.J. Heinz Co.                            27,701       1,184,495
Hershey Co. (The)                         14,587         522,069
Hormel Foods Corp.                         6,169         237,198


J.M. Smucker Co. (The)                    10,505         648,684
Kellogg Co.                               22,290       1,185,828
Kraft Foods, Inc. Class A (a)            130,113       3,536,471
McCormick & Co., Inc.                     11,529         416,543
Sara Lee Corp.                            61,495         749,009
Tyson Foods, Inc. Class A                 26,782         328,615
                                                   -------------
                                                      14,349,721
                                                   -------------

GAS UTILITIES 0.1%
EQT Corp.                                 11,481         504,246
Nicor, Inc.                                3,998         168,316
Questar Corp.                             15,383         639,471
                                                   -------------
                                                       1,312,033
                                                   -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.9%
Baxter International, Inc.                52,901       3,104,231
Becton, Dickinson & Co.                   20,813       1,641,313
Boston Scientific Corp. (a)              132,562       1,193,058
C.R. Bard, Inc.                            8,473         660,047
CareFusion Corp. (a)                      15,710         392,907
DENTSPLY International, Inc.              13,396         471,137
Hospira, Inc. (a)                         14,150         721,650
Intuitive Surgical, Inc. (a)               3,352       1,016,729
Medtronic, Inc.                           97,412       4,284,180
St. Jude Medical, Inc. (a)                29,337       1,079,015
Stryker Corp.                             24,782       1,248,269
Varian Medical Systems, Inc.
  (a)                                     11,015         516,053
Zimmer Holdings, Inc. (a)                 18,686       1,104,529
                                                   -------------
                                                      17,433,118
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 2.0%
Aetna, Inc.                               38,044       1,205,995
AmerisourceBergen Corp.                   25,284         659,154
Cardinal Health, Inc.                     31,906       1,028,649
CIGNA Corp.                               24,107         850,254
Coventry Health Care, Inc.
  (a)                                     13,112         318,491



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-301


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
DaVita, Inc. (a)                           8,970   $     526,898
Express Scripts, Inc. (a)                 24,185       2,090,793
Humana, Inc. (a)                          14,962         656,682
Laboratory Corp. of America
  Holdings (a)                             9,317         697,284
McKesson Corp.                            23,526       1,470,375
Medco Health Solutions, Inc.
  (a)                                     41,878       2,676,423
Patterson Cos., Inc. (a)                   8,218         229,940
Quest Diagnostics, Inc.                   13,636         823,342
Tenet Healthcare Corp. (a)                38,649         208,318
UnitedHealth Group, Inc.                 101,978       3,108,289
WellPoint, Inc. (a)                       40,230       2,345,007
                                                   -------------
                                                      18,895,894
                                                   -------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                          16,133         339,761
                                                   -------------


HOTELS, RESTAURANTS & LEISURE 1.4%
Carnival Corp. (a)                        38,359       1,215,597
Darden Restaurants, Inc.                  12,303         431,466
International Game Technology             26,136         490,573
Marriott International, Inc.
  Class A                                 22,309         607,920
McDonald's Corp.                          94,788       5,918,563
Starbucks Corp. (a)                       65,245       1,504,550
Starwood Hotels & Resorts
  Worldwide, Inc.                         16,516         603,990
Wyndham Worldwide Corp.                   15,736         317,395
Wynn Resorts, Ltd.                         6,094         354,853
Yum! Brands, Inc.                         41,045       1,435,344
                                                   -------------
                                                      12,880,251
                                                   -------------

HOUSEHOLD DURABLES 0.3%
Black & Decker Corp. (The)                 5,332         345,673
D.R. Horton, Inc.                         24,387         265,087
Fortune Brands, Inc.                      13,298         574,474
Harman International
  Industries, Inc.                         6,127         216,160
Leggett & Platt, Inc.                     13,364         272,626
Lennar Corp. Class A                      14,152         180,721
Newell Rubbermaid, Inc.                   24,548         368,465
Pulte Homes, Inc. (a)                     27,940         279,400
Whirlpool Corp.                            6,518         525,742
                                                   -------------
                                                       3,028,348
                                                   -------------

HOUSEHOLD PRODUCTS 2.4%
Clorox Co. (The)                          12,303         750,483
Colgate-Palmolive Co.                     43,634       3,584,533
Kimberly-Clark Corp.                      36,454       2,322,484
 v  Procter & Gamble Co.
  (The)                                  257,176      15,592,581
                                                   -------------
                                                      22,250,081
                                                   -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
AES Corp. (The) (a)                       58,625         780,299
Constellation Energy Group,
  Inc.                                    17,661         621,137
                                                   -------------
                                                       1,401,436
                                                   -------------

INDUSTRIAL CONGLOMERATES 2.1%
3M Co.                                    62,123       5,135,708
 v  General Electric Co.                 937,167      14,179,337
Textron, Inc.                             23,888         449,333
                                                   -------------
                                                      19,764,378
                                                   -------------

INSURANCE 2.3%
Aflac, Inc.                               41,070       1,899,488
Allstate Corp. (The)                      47,080       1,414,283
American International Group,
  Inc. (a)                                11,929         357,631
Aon Corp.                                 24,033         921,425
Assurant, Inc.                            10,254         302,288
Chubb Corp. (The)                         29,976       1,474,220
Cincinnati Financial Corp.                14,406         378,013
Genworth Financial, Inc.
  Class A (a)                             43,261         491,012
Hartford Financial Services
  Group, Inc. (The)                       33,606         781,676
Lincoln National Corp.                    27,034         672,606


Loews Corp.                               31,659       1,150,805
Marsh & McLennan Cos., Inc.               46,305       1,022,414
MetLife, Inc.                             71,860       2,540,251
Principal Financial Group,
  Inc.                                    28,001         673,144
Progressive Corp. (The) (a)               59,187       1,064,774
Prudential Financial, Inc.                41,178       2,049,017
Torchmark Corp.                            7,326         321,978
Travelers Cos., Inc. (The)                47,939       2,390,239
Unum Group                                29,135         568,715
XL Capital, Ltd. Class A                  30,023         550,322
                                                   -------------
                                                      21,024,301
                                                   -------------

INTERNET & CATALOG RETAIL 0.6%
Amazon.com, Inc. (a)                      29,348       3,947,893
Expedia, Inc. (a)                         18,615         478,592
Priceline.com, Inc. (a)                    3,887         849,309
                                                   -------------
                                                       5,275,794
                                                   -------------

INTERNET SOFTWARE & SERVICES 1.9%
Akamai Technologies, Inc. (a)             14,965         379,063
eBay, Inc. (a)                            99,300       2,337,522
Google, Inc. Class A (a)                  21,217      13,154,116
VeriSign, Inc. (a)                        17,020         412,565
Yahoo!, Inc. (a)                         104,510       1,753,678
                                                   -------------
                                                      18,036,944
                                                   -------------

IT SERVICES 1.5%
Affiliated Computer Services,
  Inc. Class A (a)                         8,654         516,557
Automatic Data Processing,
  Inc.                                    44,520       1,906,346




M-302    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES (CONTINUED)
Cognizant Technology
  Solutions Corp. Class A (a)             26,043   $   1,179,748
Computer Sciences Corp. (a)               13,439         773,146
Fidelity National Information
  Services, Inc.                          28,741         673,689
Fiserv, Inc. (a)                          13,647         661,607
Mastercard, Inc. Class A                   8,425       2,156,632
Paychex, Inc.                             28,296         866,989
SAIC, Inc. (a)                            26,903         509,543
Total System Services, Inc.               17,461         301,551
Visa, Inc. Class A                        39,306       3,437,703
Western Union Co. (The)                   60,725       1,144,666
                                                   -------------
                                                      14,128,177
                                                   -------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co. (a)                     23,708         100,048
Hasbro, Inc.                              10,926         350,288
Mattel, Inc.                              32,085         641,058
                                                   -------------
                                                       1,091,394
                                                   -------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Life Technologies Corp. (a)               15,786         824,503
Millipore Corp. (a)                        4,899         354,443
PerkinElmer, Inc.                         10,316         212,406
Thermo Fisher Scientific,
  Inc. (a)                                35,828       1,708,637
Waters Corp. (a)                           8,304         514,516
                                                   -------------
                                                       3,614,505
                                                   -------------


MACHINERY 1.5%
Caterpillar, Inc.                         55,062       3,137,983
Cummins, Inc.                             17,710         812,181
Danaher Corp.                             22,833       1,717,042
Deere & Co.                               37,112       2,007,388
Dover Corp.                               16,342         679,991
Eaton Corp.                               14,552         925,798
Flowserve Corp.                            4,944         467,356
Illinois Tool Works, Inc.                 34,132       1,637,995
PACCAR, Inc.                              31,945       1,158,645
Pall Corp.                                10,248         370,978
Parker Hannifin Corp.                     14,189         764,503
Snap-On, Inc.                              5,102         215,610
Stanley Works (The)                        7,100         365,721
                                                   -------------
                                                      14,261,191
                                                   -------------

MEDIA 2.7%
CBS Corp. Class B                         59,406         834,654
Comcast Corp. Class A                    251,271       4,236,429
DIRECTV Class A (a)                       84,460       2,816,741
Gannett Co., Inc.                         20,751         308,152
Interpublic Group of Cos.,
  Inc. (The) (a)                          42,971         317,126
McGraw-Hill Cos., Inc. (The)              27,646         926,417
Meredith Corp.                             3,219          99,306
New York Times Co. (The)
  Class A (a)                             10,218         126,294
News Corp. Class A                       197,859       2,708,690
Omnicom Group, Inc.                       27,305       1,068,991
Scripps Networks Interactive
  Class A                                  7,887         327,311
Time Warner Cable, Inc.                   30,928       1,280,110
Time Warner, Inc.                        102,470       2,985,976
Viacom, Inc. Class B (a)                  53,261       1,583,450
Walt Disney Co. (The)                    163,925       5,286,581
Washington Post Co. Class B                  548         240,901
                                                   -------------
                                                      25,147,129
                                                   -------------

METALS & MINING 1.0%
AK Steel Holding Corp.                     9,670         206,455
Alcoa, Inc.                               85,775       1,382,693
Allegheny Technologies, Inc.               8,669         388,111
Cliffs Natural Resources,
  Inc.                                    11,508         530,404
Freeport-McMoRan Copper &
  Gold, Inc. (a)                          38,084       3,057,764
Newmont Mining Corp.                      43,220       2,044,738
Nucor Corp.                               27,627       1,288,800
Titanium Metals Corp. (a)                  7,502          93,925
United States Steel Corp.                 12,579         693,354
                                                   -------------
                                                       9,686,244
                                                   -------------

MULTI-UTILITIES 1.3%
Ameren Corp.                              20,790         581,081
CenterPoint Energy, Inc.                  34,157         495,618
CMS Energy Corp.                          20,173         315,909
Consolidated Edison, Inc.                 24,633       1,119,077
Dominion Resources, Inc.                  52,422       2,040,264


DTE Energy Corp.                          14,454         630,050
Integrys Energy Group, Inc.                6,756         283,684
NiSource, Inc.                            24,339         374,334
PG&E Corp.                                32,768       1,463,091
Public Service Enterprise
  Group, Inc.                             44,412       1,476,699
SCANA Corp.                                9,747         367,267
Sempra Energy                             21,687       1,214,038
TECO Energy, Inc.                         18,895         306,477
Wisconsin Energy Corp.                    10,276         512,053
Xcel Energy, Inc.                         40,084         850,583
                                                   -------------
                                                      12,030,225
                                                   -------------

MULTILINE RETAIL 0.8%
Big Lots, Inc. (a)                         7,304         211,670
Family Dollar Stores, Inc.                12,181         338,997
J.C. Penney Co., Inc.                     20,713         551,173
Kohl's Corp. (a)                          26,902       1,450,825
Macy's, Inc.                              36,870         617,941
Nordstrom, Inc.                           14,562         547,240
Sears Holdings Corp. (a)                   4,304         359,169
Target Corp.                              66,012       3,193,000
                                                   -------------
                                                       7,270,015
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-303


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
OFFICE ELECTRONICS 0.1%
Xerox Corp.                               76,257   $     645,134
                                                   -------------


OIL, GAS & CONSUMABLE FUELS 9.1%
Anadarko Petroleum Corp.                  43,135       2,692,487
Apache Corp.                              29,686       3,062,705
Cabot Oil & Gas Corp.                      9,168         399,633
Chesapeake Energy Corp.                   57,019       1,475,652
 v  Chevron Corp.                        176,596      13,596,126
ConocoPhillips                           130,195       6,649,059
CONSOL Energy, Inc.                       15,862         789,928
Denbury Resources, Inc. (a)               22,056         326,429
Devon Energy Corp.                        38,975       2,864,662
El Paso Corp.                             62,214         611,564
EOG Resources, Inc.                       22,143       2,154,514
 v  ExxonMobil Corp.                     417,765      28,487,395
Hess Corp.                                25,731       1,556,725
Marathon Oil Corp.                        62,115       1,939,230
Massey Energy Co.                          7,454         313,143
Murphy Oil Corp.                          16,756         908,175
Noble Energy, Inc.                        15,225       1,084,324
Occidental Petroleum Corp.                71,229       5,794,479
Peabody Energy Corp.                      23,650       1,069,217
Pioneer Natural Resources
  Co.                                     10,171         489,937
Range Resources Corp.                     13,901         692,965
Southwestern Energy Co. (a)               30,307       1,460,797
Spectra Energy Corp.                      56,740       1,163,737
Sunoco, Inc.                              10,369         270,631
Tesoro Corp.                              12,336         167,153


Valero Energy Corp.                       49,747         833,262
Williams Cos., Inc.                       51,162       1,078,495
XTO Energy, Inc.                          50,937       2,370,099
                                                   -------------
                                                      84,302,523
                                                   -------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.                   38,001       1,017,667
MeadWestvaco Corp.                        15,153         433,830
Weyerhaeuser Co.                          18,545         800,031
                                                   -------------
                                                       2,251,528
                                                   -------------

PERSONAL PRODUCTS 0.3%
Avon Products, Inc.                       37,475       1,180,462
Estee Lauder Cos., Inc. (The)
  Class A                                 10,433         504,540
Mead Johnson Nutrition Co.                18,101         791,014
                                                   -------------
                                                       2,476,016
                                                   -------------

PHARMACEUTICALS 6.1%
Abbott Laboratories                      136,152       7,350,847
Allergan, Inc.                            26,990       1,700,640
Bristol-Myers Squibb Co.                 150,225       3,793,181
Eli Lilly & Co.                           88,739       3,168,870
Forest Laboratories, Inc. (a)             26,493         850,690
 v  Johnson & Johnson                    242,850      15,641,969
King Pharmaceuticals, Inc.
  (a)                                     21,935         269,142
Merck & Co., Inc.                        268,849       9,823,742
Mylan, Inc. (a)                           27,354         504,134
Pfizer, Inc.                             710,299      12,920,339
Watson Pharmaceuticals, Inc.
  (a)                                      9,346         370,195
                                                   -------------
                                                      56,393,749
                                                   -------------

PROFESSIONAL SERVICES 0.1%
Dun & Bradstreet Corp.                     4,560         384,727
Equifax, Inc.                             11,206         346,153
Monster Worldwide, Inc. (a)               11,129         193,645
Robert Half International,
  Inc.                                    13,425         358,850
                                                   -------------
                                                       1,283,375
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 1.1%
Apartment Investment &
  Management Co. Class A                  10,366         165,027
AvalonBay Communities, Inc.                7,142         586,430
Boston Properties, Inc.                   12,177         816,711
Equity Residential                        24,314         821,327
HCP, Inc.                                 25,717         785,397
Health Care REIT, Inc.                    10,808         479,010
Host Hotels & Resorts, Inc.
  (a)                                     56,493         659,273
Kimco Realty Corp.                        35,275         477,271
Plum Creek Timber Co., Inc.               14,392         543,442
ProLogis                                  41,811         572,392
Public Storage                            11,906         969,744
Simon Property Group, Inc.                25,177       2,009,125
Ventas, Inc.                              13,746         601,250
Vornado Realty Trust                      13,851         968,739
                                                   -------------
                                                      10,455,138
                                                   -------------


REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group, Inc.
  Class A (a)                             23,830         323,373
Forestar Real Estate Group,
  Inc. (a)                                     1              22
                                                   -------------
                                                         323,395
                                                   -------------

ROAD & RAIL 0.9%
Burlington Northern Santa Fe
  Corp.                                   23,007       2,268,950
CSX Corp.                                 34,444       1,670,190
Norfolk Southern Corp.                    32,281       1,692,170
Ryder System, Inc.                         4,946         203,627
Union Pacific Corp.                       44,275       2,829,172
                                                   -------------
                                                       8,664,109
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Advanced Micro Devices, Inc.
  (a)                                     49,750         481,580
Altera Corp.                              26,005         588,493
Analog Devices, Inc.                      25,620         809,080
Applied Materials, Inc.                  118,503       1,651,932
Broadcom Corp. Class A (a)                37,963       1,193,936




M-304    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Intel Corp.                              486,037   $   9,915,155
KLA-Tencor Corp.                          15,131         547,137
Linear Technology Corp.                   19,669         600,691
LSI Corp. (a)                             57,628         346,344
MEMC Electronic Materials,
  Inc. (a)                                19,921         271,324
Microchip Technology, Inc.                16,131         468,767
Micron Technology, Inc. (a)               76,532         808,178
National Semiconductor Corp.              20,690         317,799
Novellus Systems, Inc. (a)                 8,478         197,877
NVIDIA Corp. (a)                          49,090         917,001
Teradyne, Inc. (a)                        15,432         165,585
Texas Instruments, Inc.                  109,946       2,865,193
Xilinx, Inc.                              24,288         608,657
                                                   -------------
                                                      22,754,729
                                                   -------------

SOFTWARE 4.1%
Adobe Systems, Inc. (a)                   46,111       1,695,963
Autodesk, Inc. (a)                        20,308         516,026
BMC Software, Inc. (a)                    16,264         652,186
CA, Inc.                                  35,190         790,367
Citrix Systems, Inc. (a)                  16,107         670,212
Compuware Corp. (a)                       20,237         146,314
Electronic Arts, Inc. (a)                 28,876         512,549
Intuit, Inc. (a)                          27,864         855,703
McAfee, Inc. (a)                          13,896         563,761
 v  Microsoft Corp.                      679,940      20,731,371
Novell, Inc. (a)                          31,342         130,069
Oracle Corp.                             344,837       8,462,300
Red Hat, Inc. (a)                         16,465         508,769
Salesforce.com, Inc. (a)                   9,646         711,585
Symantec Corp. (a)                        71,557       1,280,155
                                                   -------------
                                                      38,227,330
                                                   -------------

SPECIALTY RETAIL 1.8%
Abercrombie & Fitch Co. Class
  A                                        7,716         268,903


AutoNation, Inc. (a)                       8,341         159,730
AutoZone, Inc. (a)                         2,625         414,934
Bed Bath & Beyond, Inc. (a)               23,151         894,323
Best Buy Co., Inc.                        29,978       1,182,932
GameStop Corp. Class A (a)                14,525         318,678
Gap, Inc. (The)                           41,799         875,689
Home Depot, Inc. (The)                   149,224       4,317,050
Limited Brands, Inc.                      23,602         454,102
Lowe's Cos., Inc.                        129,188       3,021,707
O'Reilly Automotive, Inc. (a)             11,981         456,716
Office Depot, Inc. (a)                    24,286         156,645
RadioShack Corp.                          11,097         216,392
Ross Stores, Inc.                         10,991         469,426
Sherwin-Williams Co. (The)                 8,356         515,147
Staples, Inc.                             63,450       1,560,235
Tiffany & Co.                             10,916         469,388
TJX Cos., Inc.                            36,821       1,345,808
                                                   -------------
                                                      17,097,805
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                               28,117       1,027,114
NIKE, Inc. Class B                        34,188       2,258,801
Polo Ralph Lauren Corp.                    5,038         407,977
VF Corp.                                   7,796         570,979
                                                   -------------
                                                       4,264,871
                                                   -------------

THRIFTS & MORTGAGE FINANCE 0.1%
Guaranty Financial Group,
  Inc. (a)                                     1               0 (b)
Hudson City Bancorp, Inc.                 41,720         572,816
People's United Financial,
  Inc.                                    30,486         509,116
                                                   -------------
                                                       1,081,932
                                                   -------------

TOBACCO 1.5%
Altria Group, Inc.                       183,104       3,594,332
Lorillard, Inc.                           14,101       1,131,323
Philip Morris International,
  Inc.                                   167,652       8,079,150
Reynolds American, Inc.                   14,891         788,776
                                                   -------------
                                                      13,593,581
                                                   -------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                              11,686         486,605
W.W. Grainger, Inc.                        5,508         533,340
                                                   -------------
                                                       1,019,945
                                                   -------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class A
  (a)                                     35,228       1,522,202
MetroPCS Communications, Inc.
  (a)                                     23,036         175,764
Sprint Nextel Corp. (a)                  262,218         959,718
                                                   -------------
                                                       2,657,684
                                                   -------------
Total Common Stocks
  (Cost $629,246,406)                                873,417,402 (c)
                                                   -------------






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-305


                                          SHARES           VALUE

                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENTS 6.2%
----------------------------------------------------------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $561,059 (Collateralized by
  United States Treasury
  Bills with a rate ranging
  from zero coupon to 0.047%
  and a maturity date ranging
  from 1/14/10 to 3/18/10,
  with a Principal Amount of
  $575,000 and a Market Value
  of $574,994)                       $   561,058   $     561,058
                                                   -------------
Total Repurchase Agreement
  (Cost $561,058)                                        561,058
                                                   -------------


U.S. GOVERNMENT 6.1%
United States Treasury Bills
  0.112%, due 4/8/10 (d)                 800,000         799,833
  0.174%, due 1/21/10 (d)(e)           8,000,000       7,999,896
  0.521%, due 1/7/10 (d)              47,800,000      47,799,952
                                                   -------------
Total U.S. Government
  (Cost $56,592,481)                                  56,599,681
                                                   -------------
Total Short-Term Investments
  (Cost $57,153,539)                                  57,160,739
                                                   -------------
Total Investments
  (Cost $686,399,945) (g)                  100.0%    930,578,141
Other Assets, Less
  Liabilities                               (0.0)++      (53,403)
                                           -----    ------------

Net Assets                                 100.0%  $ 930,524,738
                                           =====    ============







          CONTRACTS         UNREALIZED
               LONG   APPRECIATION (f)
FUTURES CONTRACTS 0.1%
--------------------------------------

Standard
  &
  Poor's
  500
  Index
  Mini
  March
  2010        1,015           $945,175
                              --------
Total
  Futur-
  es
  Con-
  tracts
  (Set-
  tle-
  ment
  Value
  $56,3-
  68,02-
  5) (c)                      $945,175
                              ========







+++  On a daily basis New York Life Investments confirms that the value of the Portfolio's liquid assets (liquid portfolio securities and cash)
     is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Less than one dollar.
(c)  The combined market value of common stocks and settlement value of
     Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(d)  Interest rate presented is yield to maturity.
(e)  Represents a security, or a portion thereof, which is segregated, or partially segregated as collateral for futures contracts.
(f)  Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2009.
(g)  At December 31, 2009, cost is $711,779,025 for federal income tax purposes and net unrealized appreciation is as follows:





Gross
  unre-
  alized
  appre-
  cia-
  tion     $ 334,959,039
Gross
  unre-
  alized
  depre-
  cia-
  tion      (116,159,923)
           -------------
Net
  unre-
  alized
  appre-
  cia-
  tion     $ 218,799,116
           =============







M-306    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS



                                               QUOTED PRICES
                                                   IN ACTIVE    SIGNIFICANT
                                                 MARKETS FOR          OTHER     SIGNIFICANT
                                                   IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                      ASSETS         INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks                                 $873,417,402    $        --     $       --     $873,417,402
  Short-Term Investments
     Repurchase Agreement                                 --        561,058             --          561,058
     U.S. Government                                      --     56,599,681             --       56,599,681
                                                ------------    -----------     ----------     ------------
  Total Short-Term Investments                            --     57,160,739             --       57,160,739
                                                ------------    -----------     ----------     ------------
Total Investments in Securities                  873,417,402     57,160,739                     930,578,141
                                                ------------    -----------     ----------     ------------
Other Financial Instruments
  Futures Contracts (b)                              945,175             --             --          945,175
                                                ------------    -----------     ----------     ------------
Total Other Financial Instruments                    945,175             --             --          945,175
                                                ------------    -----------     ----------     ------------
Total Investments and Other Financial
  Instruments                                   $874,362,577    $57,160,739            $--     $931,523,316
                                                ============    ===========     ==========     ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



(b) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.



At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-307

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $686,399,945)     $ 930,578,141
Receivables:
  Dividends and interest                 1,178,209
  Investment securities sold             1,002,622
  Fund shares sold                         117,455
Other assets                                 1,445
                                     -------------
     Total assets                      932,877,872
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased        1,093,607
  Variation margin on futures
     contracts                             577,939
  Fund shares redeemed                     319,156
  Manager (See Note 3)                     197,418
  NYLIFE Distributors (See Note 3)          46,744
  Professional fees                         45,020
  Shareholder communication                 35,718
  Custodian                                 10,924
  Directors                                  2,602
Accrued expenses                            24,006
                                     -------------
     Total liabilities                   2,353,134
                                     -------------
Net assets                           $ 930,524,738
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     412,346
Additional paid-in capital             851,843,177
                                     -------------
                                       852,255,523
Accumulated undistributed net
  investment income                     15,842,638
Accumulated net realized loss on
  investments and futures
  transactions                        (182,696,794)
Net unrealized appreciation on
  investments and futures contracts    245,123,371
                                     -------------
Net assets                           $ 930,524,738
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 709,736,274
                                     =============
Shares of capital stock outstanding     31,429,984
                                     =============
Net asset value per share
  outstanding                        $       22.58
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 220,788,464
                                     =============
Shares of capital stock outstanding      9,804,643
                                     =============
Net asset value per share
  outstanding                        $       22.52
                                     =============







M-308    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 18,697,253
  Interest                                 14,646
                                     ------------
     Total income                      18,711,899
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,452,273
  Distribution and service--Service
     Class (See Note 3)                   470,283
  Professional fees                       131,989
  Shareholder communication               126,128
  Directors                                36,547
  Custodian                                29,072
  Miscellaneous                            56,929
                                     ------------
     Total expenses before waiver       3,303,221
  Expense waiver from Manager
     (See Note 3)                        (408,712)
                                     ------------
     Net expenses                       2,894,509
                                     ------------
Net investment income                  15,817,390
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions               (42,142,269)
  Futures transactions                 13,207,257
                                     ------------
Net realized loss on investments
  and futures transactions            (28,935,012)
                                     ------------
Net change in unrealized
  appreciation on:
  Investments                         208,971,191
  Futures contracts                       606,917
                                     ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   209,578,108
                                     ------------
Net realized and unrealized gain on
  investments and futures
  transactions                        180,643,096
                                     ------------
Net increase in net assets
  resulting from operations          $196,460,486
                                     ============






(a) Dividends recorded net of foreign withholding taxes in the amount of $73.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-309

STATEMENTS OF CHANGES IN NET ASSETS




FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  15,817,390   $   22,711,808
 Net realized loss on
  investments and futures
  transactions                  (28,935,012)     (16,866,966)
 Net change in unrealized
  appreciation on
  investments and futures
  contracts                     209,578,108     (506,377,469)
                              ------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    196,460,486     (500,532,627)
                              ------------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class               (17,673,412)     (20,326,838)
    Service Class                (4,818,930)      (5,002,202)
                              ------------------------------
 Total dividends to
  shareholders                  (22,492,342)     (25,329,040)
                              ------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         34,656,962       76,256,052
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      22,492,342       25,329,040
 Cost of shares redeemed       (110,551,622)    (201,274,955)
                              ------------------------------
    Decrease in net assets
     derived from capital
     share transactions         (53,402,318)     (99,689,863)
                              ------------------------------
    Net increase (decrease)
     in net assets              120,565,826     (625,551,530)

NET ASSETS:
Beginning of year               809,958,912    1,435,510,442
                              ------------------------------
End of year                   $ 930,524,738   $  809,958,912
                              ==============================
Accumulated undistributed
 net investment income at
 end of year                  $  15,842,638   $   22,550,659
                              ==============================







M-310    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank





                                                  mainstayinvestments.com  M-311

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                                          INITIAL CLASS
                            ------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,

                            ------------------------------------------------------------------------
                                   2009             2008         2007          2006          2005
Net asset value at
  beginning of year              $  18.35         $  30.05    $    29.01    $    25.25    $    24.38
                                 --------         --------    ----------    ----------    ----------
Net investment income (a)            0.39             0.51          0.53          0.44          0.41
Net realized and
  unrealized gain (loss)
  on investments                     4.40           (11.61)         1.00          3.47          0.76
                                 --------         --------    ----------    ----------    ----------
Total from investment
  operations                         4.79           (11.10)         1.53          3.91          1.17
                                 --------         --------    ----------    ----------    ----------
Less dividends:
  From net investment
     income                         (0.56)           (0.60)        (0.49)        (0.15)        (0.30)
                                 --------         --------    ----------    ----------    ----------
Net asset value at end of
  year                           $  22.58         $  18.35    $    30.05    $    29.01    $    25.25
                                 ========         ========    ==========    ==========    ==========
Total investment return             26.26%          (37.01%)        5.22%        15.45%         4.77%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              1.99%            2.04%         1.73%         1.66%         1.68%
  Net expenses                       0.30%            0.30%         0.28%         0.35%         0.19%
  Expenses (before waiver)           0.35%            0.35%         0.33%         0.35%         0.34%
Portfolio turnover rate                15%               5%            4%            5%            5%
Net assets at end of year
  (in 000's)                     $709,736         $630,244    $1,134,325    $1,241,402    $1,227,193






(a)  Per share data based on average shares outstanding during the period.
(b) Included nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.






M-312    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                 SERVICE CLASS
      ------------------------------------------------------------------
                           YEAR ENDED DECEMBER 31,
      ------------------------------------------------------------------

             2009             2008        2007        2006        2005
           $  18.30         $  29.91    $  28.90    $  25.18    $  24.34
           --------         --------    --------    --------    --------
               0.34             0.45        0.45        0.38        0.35
               4.38           (11.54)       0.99        3.44        0.74
           --------         --------    --------    --------    --------
               4.72           (11.09)       1.44        3.82        1.09
           --------         --------    --------    --------    --------

              (0.50)           (0.52)      (0.43)      (0.10)      (0.25)
           --------         --------    --------    --------    --------
           $  22.52         $  18.30    $  29.91    $  28.90    $  25.18
           ========         ========    ========    ========    ========
              25.95%          (37.17%)      4.96%      15.16%       4.47%(b)

               1.74%            1.79%       1.49%       1.41%       1.43%
               0.55%            0.55%       0.53%       0.60%       0.44%
               0.60%            0.60%       0.58%       0.60%       0.59%
                 15%               5%          4%          5%          5%
           $220,788         $179,715    $301,185    $274,579    $214,208






;The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-313

MAINSTAY VP U.S. SMALL CAP PORTFOLIO


INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



INITIAL CLASS                                                    AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             41.02%        5.04%        -0.02%





                                            (After Portfolio operating expenses)

                                             RUSSELL 2500(R)    RUSSELL 2000(R)
                            INITIAL CLASS         INDEX*         GROWTH INDEX*
                            -------------    ---------------    ---------------
12/31/99                        10000             10000              10000
12/31/00                         8092             10427               7757
12/31/01                         7498             10554               7041
12/31/02                         5325              8676               4910
12/31/03                         7375             12624               7294
12/31/04                         7807             14934               8338
12/31/05                         8748             16144               8684
12/31/06                         9853             18754               9843
12/31/07                        13410             19012              10536
12/31/08                         7078             12018               6476
12/31/09                         9981             16151               8708






SERVICE CLASS(2)                                                 AS OF 12/31/09


--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             40.68%        4.77%        -0.27%





                                            (After Portfolio operating expenses)

                                            RUSSELL 2500(R)    RUSSELL 2000(R)
                           SERVICE CLASS         INDEX*         GROWTH INDEX*
                           -------------    ---------------    ---------------
12/31/99                       10000             10000              10000
12/31/00                        8070             10427               7757
12/31/01                        7459             10554               7041
12/31/02                        5284              8676               4910
12/31/03                        7300             12624               7294
12/31/04                        7709             14934               8338
12/31/05                        8613             16144               8684
12/31/06                        9677             18754               9843
12/31/07                       13138             19012              10536
12/31/08                        6917             12018               6476
12/31/09                        9731             16151               8708






 BENCHMARK PERFORMANCE                                           ONE      FIVE     TEN
                                                                 YEAR    YEARS    YEARS
Russell 2500(TM) Index(3)                                       34.39%    1.58%    4.91%
Russell 2000(R) Growth Index(3)                                 34.47     0.87    -1.37
Average Lipper Variable Products Small-Cap Growth
  Portfolio(4)                                                  35.86     1.04    -0.67





1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.05% and -0.01% for Initial Class shares and 4.77% and -0.27% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.

3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports. The Portfolio selected the Russell 2500(TM) Index as its primary benchmark index in replacement of the Russell 2000(R) Growth Index in connection with a change in subadvisor.


4. The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600(R) Index. Lipper Inc. is an independent monitor of fund performance.





M-314    MainStay VP U.S. Small Cap Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP U.S. SMALL CAP PORTFOLIO (UNAUDITED)


--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.



This example illustrates your Portfolio's ongoing costs in two ways:



- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,159.30        $6.04          $1,019.60         $5.65
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,157.90        $7.51          $1,018.20         $7.02
--------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.11% for Initial Class and 1.38% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                mainstayinvestments.com    M-315

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)





Insurance                                7.2%
Health Care Equipment & Supplies         5.4
Machinery                                5.3
Chemicals                                5.1
Multi-Utilities                          4.8
Software                                 4.8
Thrifts & Mortgage Finance               4.7
Household Durables                       4.6
Capital Markets                          4.1
Specialty Retail                         4.1
Commercial Banks                         3.9
Communications Equipment                 3.6
Aerospace & Defense                      3.5
Electric Utilities                       3.1
Electronic Equipment & Instruments       3.0
Containers & Packaging                   2.6
Wireless Telecommunication Services      2.5
Health Care Providers & Services         2.4
Gas Utilities                            2.3
Pharmaceuticals                          2.2
Real Estate Investment Trusts            2.2
Electrical Equipment                     1.7
Textiles, Apparel & Luxury Goods         1.7
Biotechnology                            1.5
IT Services                              1.5
Diversified Consumer Services            1.4
Energy Equipment & Services              1.2
Household Products                       1.2
Distributors                             1.1
Professional Services                    1.1
Food Products                            0.9
Oil, Gas & Consumable Fuels              0.8
Semiconductors & Semiconductor
  Equipment                              0.8
Hotels, Restaurants & Leisure            0.7
Building Products                        0.5
Internet Software & Services             0.5
Health Care Technology                   0.3
Beverages                                0.1
Airlines                                 0.0++
Computers & Peripherals                  0.0++
Short-Term Investment                    2.3
Other Assets, Less Liabilities          -0.7
                                       -----
                                       100.0%
                                       =====





 See Portfolio of Investments beginning on page M-320 for specific holdings within these categories.





 ++ Less than one-tenth of a percent.



TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)






    1.  Silgan Holdings, Inc.
    2.  Washington Federal, Inc.
    3.  Sybase, Inc.
    4.  ONEOK, Inc.
    5.  Ventas, Inc.
    6.  Platinum Underwriters Holdings, Ltd.
    7.  Waddell & Reed Financial, Inc. Class A
    8.  Federated Investors, Inc. Class B
    9.  Endo Pharmaceuticals Holdings, Inc.
   10.  AGCO Corp.








M-316    MainStay VP U.S. Small Cap Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY LORD, ABBETT & CO. ("LORD, ABBETT"), THE PORTFOLIO'S FORMER SUBADVISOR, AND DAVID PEARL, CFA, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. ("EPOCH"), THE PORTFOLIO'S SUBADVISOR.(1)



HOW DID MAINSTAY VP U.S. SMALL CAP PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?



For the 12 months ended December 31, 2009, MainStay VP U.S. Small Cap Portfolio returned 41.02% for Initial Class shares and 40.68% for Service Class shares. Both share classes outperformed the 35.86% return of the average Lipper(2) Variable Products Small-Cap Growth Portfolio, the 34.39% return of the Russell 2500(TM) Index(2) and the 34.47% return of the Russell 2000(R) Growth Index(2) for the 12 months ended December 31, 2009. The Russell 2500(TM) Index is the Portfolio's broad-based securities-market index.



WERE THERE ANY SIGNIFICANT CHANGES IN PORTFOLIO'S DAY-TO-DAY PORTFOLIO MANAGEMENT OR INVESTMENT APPROACH DURING 2009?



In connection with a larger initiative by New York Life Investments to reposition and rationalize the lineup of MainStay VP Portfolios, the Board of Directors of the Fund approved the replacement Lord, Abbett with Epoch as the Subadvisor to the Portfolio, effective June 29, 2009. For the period from January 1, 2009, to June 28, 2009, the Portfolio's per-formance figures referenced above reflect the perfor-mance of the Portfolio while it was managed by its former subadvisor, Lord, Abbett.



Effective August 14, 2009, the Portfolio amended its principal risks and changed its primary benchmark index from the Russell 2000(R) Growth Index to the Russell 2500(TM) Index. Effective September 9, 2009, the Portfolio changed its principal investment strategy and investment process. Effective November 20, 2009, the Portfolio changed its name from MainStay VP Developing Growth Portfolio to MainStay VP U.S. Small Cap Portfolio. For the period from January 1, 2009, to


August 14, 2009, the Portfolio's relative performance figures discussed herein are compared to the previous benchmark index and relative performance figures thereafter are compared to the current benchmark. For additional information about these changes and their implementation, please refer to the Supplements dated June 29, 2009, and August 26, 2009, to the Prospectus for the Fund dated May 1, 2009.



WHAT ACCOUNTED FOR THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?



During the first six months of 2009, the Portfolio's holdings in the information technology sector were the primary contributor to the Portfolio's strong performance relative to the Russell 2000(R) Growth Index. Stock selection in the industrials sector also added to relative performance. The most significant detractor from the Portfolio's relative performance during the first half of 2009 was stock selection in the consumer staples sector, followed by stock selection in telecommunication services.





During the second half of 2009, the Portfolio under-performed relative to its new benchmark, the Russell 2500(TM) Index. In a momentum-led market where lower-quality, high-beta(3) companies performed par-ticularly well, the new Subadvisor's conservative stock selection with a focus on free-cash-flow- generating companies was a drag on relative performance.




Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Stocks of small-capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Portfolio may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.



1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to Lord, Abbett from January 1, 2009, to June 29, 2009, and to Epoch beginning on June 29, 2009. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.


3. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.



Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-317

DURING 2009, WHICH SECTORS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?



During the first half of 2009, the Portfolio benefited from an overweight position relative to the Russell 2000(R) Growth Index in information technology. Industrials was also a strong contributor, despite negative absolute performance. Energy, another overweight sector, followed with positive relative and absolute performance. During the first half of 2009, the weakest-contributing sectors to the Portfolio's relative performance were telecommunication services, consumer staples and materials.



Every sector in the Portfolio with the exception of health care posted positive double-digit returns for the six-month period. Overall, however, both the Portfolio's conservative stock selection (particularly in consumer discretionary, health care and information technology), an overweight position in health care and an average 4.3% cash position caused the Port-folio to lag the benchmark. Stock selection and a modest overweight within utilities helped relative performance as did the Portfolio's overweight position on average in telecommunication services.



DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?



During the first six months of 2009, strong absolute performers included energy demand response company EnerNOC, wireless enterprise network provider Aruba Networks and computer components maker Synaptics. Weak absolute performers during the first half of the year included solar-panel product maker Energy Conversion Devices, heart monitor maker CardioNet and Internet-based consumer-banking company Bankrate.



During the second half of 2009, the three strongest individual contributors to the Portfolio's absolute performance were communications equipment company 3Com Corp., which received an acquisition bid from Hewlett-Packard; thrift institution Washington Federal; and storage, beauty and personal-care product maker and distributor Tupperware Brands, which benefited from exposure to emerging markets. All three were new purchases during the second half of 2009. The three greatest detractors from absolute performance in the second half of the year were Synaptics, a developer and maker of computer accessories; homebuilder KB Home; and marine contractor Cal Dive International. All three of these stocks provided negative returns for the six months ended December 31, 2009.



DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?



During the first six months of 2009, significant purchases included online gaming company Shanda Interactive Entertainment and postsecondary education provider Strayer Education. Significant sales during the first half of the year included online movie rental provider Netflix, which was sold at a profit as the company continued to gain market share from competitors, including Blockbuster. In addition to being one of the Portfolio's largest purchases, Shanda Interactive Entertainment was also a significant sale. The Portfolio sold the stock at a profit during the first half of 2009.



During the second half of the year, the Portfolio added new positions in a diversified group of financial companies. The additions included asset managers Federated Investors and Waddell & Reed Financial as well as insurance and reinsurance companies such as Arthur J. Gallagher & Co. and The Hanover Insurance Group. Among the positions the Portfolio sold during the second half of the year were retailers Aeropostale, Dick's Sporting Goods and True Religion Apparel. Many retailers had experienced a significant rebound in their stock prices, and the Portfolio sought what the Subadvisor believed to be better opportunities among other retailers and other segments of the consumer discretionary sector.



WERE THERE ANY NOTABLE CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?



During the first six months of 2009, the Portfolio increased its weightings in information technology and consumer discretionary. Both sector positions were overweight at midyear. Over the same period, the Portfolio substantially reduced its weighting in health care and decreased its consumer staples position from overweight to significantly underweight relative to the Russell 2000(R) Growth Index.



During the second half of 2009, the Portfolio moved from an underweight to an overweight position relative to the Russell 2500(TM) Index in financials and utilities. Over the same period, exposure to the financials sector increased. The Portfolio moved from an overweight position in the information technology sector to an underweight position. In addition, the Portfolio lowered its weight in health care and increased its allocation to materials, bringing these positions closer to benchmark weightings. The




M-318    MainStay VP U.S. Small Cap Portfolio

Portfolio's consumer discretionary weighting did not change significantly during the second half of 2009.



HOW WAS THE PORTFOLIO POSITIONED AT THE END
OF 2009?



As of December 31, 2009, the Portfolio was over-weight in financials and utilities. As of the same date, the Portfolio was underweight in industrials and information technology.





The opinions expressed are those of the responders as of the date of this report with respect to the period managed by such portfolio manager and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



Information about MainStay VP U.S. Small Cap Portfolio on this page and the preceding pages has not been audited.


                                                mainstayinvestments.com    M-319

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009





                                       SHARES           VALUE
COMMON STOCKS 98.4%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 3.5%
Alliant Techsystems, Inc.
  (a)                                  32,300   $   2,851,121
Curtiss-Wright Corp.                   70,250       2,200,230
DigitalGlobe, Inc. (a)                  3,800          91,960
Hexcel Corp. (a)                      102,000       1,323,960
                                                -------------
                                                    6,467,271
                                                -------------

AIRLINES 0.0%++
Allegiant Travel Co. (a)                1,642          77,453
                                                -------------

BEVERAGES 0.1%
Hansen Natural Corp. (a)                5,200         199,680
                                                -------------

BIOTECHNOLOGY 1.5%
Alkermes, Inc. (a)                    187,850       1,767,668
Allos Therapeutics, Inc. (a)           40,800         268,056
Onyx Pharmaceuticals, Inc.
  (a)                                  26,200         768,708
                                                -------------
                                                    2,804,432
                                                -------------

BUILDING PRODUCTS 0.5%
Masco Corp.                            72,800       1,005,368
                                                -------------

CAPITAL MARKETS 4.1%
 v  Federated Investors,
  Inc. Class B                        138,750       3,815,625
 v  Waddell & Reed
  Financial, Inc. Class A             126,050       3,849,567
                                                -------------
                                                    7,665,192
                                                -------------

CHEMICALS 5.1%
International Flavors &
  Fragrances, Inc.                     48,950       2,013,803
Methanex Corp.                        134,350       2,618,482
Nalco Holding Co.                     106,950       2,728,294
Sensient Technologies Corp.            78,500       2,064,550
                                                -------------
                                                    9,425,129
                                                -------------

COMMERCIAL BANKS 3.9%
Investors Bancorp, Inc. (a)           192,600       2,107,044
Sterling Bancshares, Inc.             169,950         871,844
Texas Capital Bancshares,
  Inc. (a)                            109,000       1,521,640
UMB Financial Corp.                    68,350       2,689,572
                                                -------------
                                                    7,190,100
                                                -------------

COMMUNICATIONS EQUIPMENT 3.6%
3Com Corp. (a)                        426,850       3,201,375
ADC Telecommunications, Inc.
  (a)                                 249,700       1,550,637
Harmonic, Inc. (a)                    282,050       1,785,376
Infinera Corp. (a)                     10,000          88,700
                                                -------------
                                                    6,626,088
                                                -------------

CONTAINERS & PACKAGING 2.6%
 v  Silgan Holdings, Inc.              84,450       4,887,966
                                                -------------

DISTRIBUTORS 1.1%
Genuine Parts Co.                      54,950       2,085,902
                                                -------------

DIVERSIFIED CONSUMER SERVICES 1.4%
Service Corp. International           324,300       2,656,017
                                                -------------

ELECTRIC UTILITIES 3.1%
DPL, Inc.                              90,000       2,484,000
Westar Energy, Inc.                   148,300       3,221,076
                                                -------------
                                                    5,705,076
                                                -------------

ELECTRICAL EQUIPMENT 1.7%
Energy Conversion Devices,
  Inc. (a)                              7,600          80,332
Woodward Governor Co.                 117,700       3,033,129
                                                -------------
                                                    3,113,461
                                                -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 3.0%
DTS, Inc. (a)                          97,724       3,343,138
Jabil Circuit, Inc.                   124,950       2,170,382
                                                -------------
                                                    5,513,520
                                                -------------

ENERGY EQUIPMENT & SERVICES 1.2%
Cal Dive International, Inc.
  (a)                                 297,678       2,250,446
                                                -------------

FOOD PRODUCTS 0.9%
Corn Products International,
  Inc.                                 59,850       1,749,416
                                                -------------

GAS UTILITIES 2.3%
 v  ONEOK, Inc.                        95,600       4,260,892
                                                -------------

HEALTH CARE EQUIPMENT & SUPPLIES 5.4%
Haemonetics Corp. (a)                  36,700       2,024,005
Inverness Medical
  Innovations, Inc. (a)                64,100       2,660,791
SonoSite, Inc. (a)                    115,750       2,735,172
Teleflex, Inc.                         50,500       2,721,445
                                                -------------
                                                   10,141,413
                                                -------------

HEALTH CARE PROVIDERS & SERVICES 2.4%
Bio-Reference Laboratories,
  Inc. (a)                             48,250       1,890,917
DaVita, Inc. (a)                       43,540       2,557,540
                                                -------------
                                                    4,448,457
                                                -------------

HEALTH CARE TECHNOLOGY 0.3%
Phase Forward, Inc. (a)                31,496         483,464
                                                -------------

HOTELS, RESTAURANTS & LEISURE 0.7%
Multimedia Games, Inc. (a)             22,720         136,547
Shuffle Master, Inc. (a)              136,892       1,127,990
                                                -------------
                                                    1,264,537
                                                -------------




+  Percentages indicated are based on Portfolio net assets.


v Among the Portfolio's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.




M-320    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD DURABLES 4.6%
KB Home                               207,100   $   2,833,128
Ryland Group, Inc.                    113,600       2,237,920
Tupperware Brands Corp.                73,200       3,408,924
                                                -------------
                                                    8,479,972
                                                -------------

HOUSEHOLD PRODUCTS 1.2%
Church & Dwight Co., Inc.              37,250       2,251,762
                                                -------------

INSURANCE 7.2%
Arthur J. Gallagher & Co.             128,800       2,899,288
Hanover Insurance Group,
  Inc. (The)                           65,000       2,887,950
 v  Platinum Underwriters
  Holdings, Ltd.                      100,650       3,853,888
Validus Holdings, Ltd.                137,100       3,693,474
                                                -------------
                                                   13,334,600
                                                -------------

INTERNET SOFTWARE & SERVICES 0.5%
Constant Contact, Inc. (a)             34,200         547,200
OpenTable, Inc. (a)                    17,900         455,734
                                                -------------
                                                    1,002,934
                                                -------------

IT SERVICES 1.5%
NeuStar, Inc. Class A (a)             121,850       2,807,424
                                                -------------

MACHINERY 5.3%
Actuant Corp. Class A                  47,100         872,763
 v  AGCO Corp. (a)                    116,650       3,772,461
Kennametal, Inc.                       85,250       2,209,680
Wabtec Corp.                           71,700       2,928,228
                                                -------------
                                                    9,783,132
                                                -------------

MULTI-UTILITIES 4.8%
CMS Energy Corp.                      162,650       2,547,099
NSTAR                                  76,950       2,831,760
Vectren Corp.                         146,200       3,608,216
                                                -------------
                                                    8,987,075
                                                -------------

OIL, GAS & CONSUMABLE FUELS 0.8%
Southern Union Co.                     64,350       1,460,745
                                                -------------

PHARMACEUTICALS 2.2%
Auxilium Pharmaceuticals,
  Inc. (a)                              8,900         266,822
 v  Endo Pharmaceuticals
  Holdings, Inc. (a)                  184,400       3,782,044
                                                -------------
                                                    4,048,866
                                                -------------

PROFESSIONAL SERVICES 1.1%
IHS, Inc. Class A (a)                  36,250       1,986,863
                                                -------------

REAL ESTATE INVESTMENT TRUSTS 2.2%
 v  Ventas, Inc.                       93,300       4,080,942
                                                -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.8%
MEMC Electronic Materials,
  Inc. (a)                            105,650       1,438,953
                                                -------------

SOFTWARE 4.8%
Rovi Corp. (a)                         57,400       1,829,338
Solera Holdings, Inc.                  46,700       1,681,667
 v  Sybase, Inc. (a)                  101,700       4,413,780
THQ, Inc. (a)                         184,600         930,384
                                                -------------
                                                    8,855,169
                                                -------------

SPECIALTY RETAIL 4.1%
Aeropostale, Inc. (a)                  42,400       1,443,720
GameStop Corp. Class A (a)            148,450       3,256,993
Monro Muffler Brake, Inc.              60,750       2,031,480
PetSmart, Inc.                         33,500         894,115
                                                -------------
                                                    7,626,308
                                                -------------

TEXTILES, APPAREL & LUXURY GOODS 1.7%
Fossil, Inc. (a)                       14,900         500,044
Warnaco Group, Inc. (The)
  (a)                                  64,887       2,737,583
                                                -------------
                                                    3,237,627
                                                -------------

THRIFTS & MORTGAGE FINANCE 4.7%
First Niagara Financial
  Group, Inc.                         198,750       2,764,612
Hudson City Bancorp, Inc.             120,350       1,652,406
 v  Washington Federal, Inc.          228,800       4,424,992
                                                -------------
                                                    8,842,010
                                                -------------

WIRELESS TELECOMMUNICATION SERVICES 2.5%
NTELOS Holdings Corp.                  59,500       1,060,290
Syniverse Holdings, Inc. (a)          205,968       3,600,321
                                                -------------
                                                    4,660,611
                                                -------------
Total Common Stocks
  (Cost $173,170,731)                             182,906,273
                                                -------------




                                    NUMBER OF
                                     WARRANTS

WARRANTS 0.0%++
-------------------------------------------------------------

COMPUTERS & PERIPHERALS 0.0%++
Lantronix, Inc.
  Strike Price $0.01
  Expires 2/9/11 (a)(b)                   120               1
                                                -------------
Total Warrants
  (Cost $0)                                                 1
                                                -------------






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-321

                                    NUMBER OF
                                     WARRANTS

                                    PRINCIPAL
                                       AMOUNT           VALUE

SHORT-TERM INVESTMENT 2.3%
-------------------------------------------------------------

REPURCHASE AGREEMENT 2.3%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $4,255,364
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 2/18/10, with a
  Principal Amount of
  $4,345,000 and a Market
  Value of $4,345,000)             $4,255,361   $   4,255,361
                                                -------------
Total Short-Term Investment
  (Cost $4,255,361)                                 4,255,361
                                                -------------
Total Investments
  (Cost $177,426,092) (c)               100.7%    187,161,635
Other Assets, Less
  Liabilities                            (0.7)     (1,237,505)
                                        -----    ------------

Net Assets                              100.0%  $ 185,924,130
                                        =====    ============







++   Less than one-
     tenth of a
     percent.
(a)  Non-income
     producing
     security.
(b)  Fair valued
     security. The
     total market
     value of this
     security at
     December 31,
     2009 is $1,
     which represents
     less than one-
     tenth of a
     percent of the
     Portfolio's net
     assets.
(c)  At December 31,
     2009, cost is
     $178,024,432 for
     federal income
     tax purposes and
     net unrealized
     appreciation is
     as follows:






Gross unrealized
  appreciation     $16,797,225
Gross unrealized
  depreciation      (7,660,022)
                   -----------
Net unrealized
  appreciation     $ 9,137,203
                   ===========





The following is a summary of the fair valuations according to inputs used as of December 31, 2009, for valuing the Portfolio's assets.



ASSET VALUATION INPUTS



                  QUOTED PRICES
                      IN ACTIVE   SIGNIFICANT
                    MARKETS FOR         OTHER     SIGNIFICANT
                      IDENTICAL    OBSERVABLE    UNOBSERVABLE
                         ASSETS        INPUTS          INPUTS
 DESCRIPTION          (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in
  Securities (a)
  Common Stocks    $182,906,273    $       --   $          --    $182,906,273
  Warrants (b)               --            --               1               1
  Short-Term
     Investment
     Repurchase
       Agreement             --     4,255,361              --       4,255,361
                   ------------    ----------   -------------    ------------
Total
  Investments in
  Securities       $182,906,273    $4,255,361             $ 1    $187,161,635
                   ============    ==========   =============    ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



(b) The level 3 security valued at $1 is held in Computers & Peripherals within the Warrants section of the Portfolio of Investments.



Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:



ASSET VALUATION INPUTS



                       BALANCE                             CHANGE IN                          NET        NET       BALANCE
                         AS OF     ACCRUED  REALIZED      UNREALIZED                    TRANSFERS  TRANSFERS         AS OF
 INVESTMENTS      DECEMBER 31,   DISCOUNTS      GAIN    APPRECIATION        NET    NET      IN TO     OUT OF  DECEMBER 31,
 IN SECURITIES            2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES  SALES    LEVEL 3    LEVEL 3          2009
Warrants                    $1         $--       $--             $--        $--    $--        $--        $--            $1
                            --         ---       ---             ---        ---    ---        ---        ---            --
Total                       $1         $--       $--             $--        $--    $--        $--        $--            $1
                            ==         ===       ===             ===        ===    ===        ===        ===            ==

                       CHANGE IN
                      UNREALIZED
                    APPRECIATION
                  (DEPRECIATION)
                            FROM
                     INVESTMENTS
                   STILL HELD AT
 INVESTMENTS        DECEMBER 31,
 IN SECURITIES          2009 (A)
Warrants                     $--
                             ---
Total                        $--
                             ===






(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.





M-322    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009




ASSETS:
Investment in securities, at value
  (identified cost $177,426,092)     $187,161,635
Receivables:
  Investment securities sold            2,575,336
  Dividends and interest                  238,094
  Fund shares sold                        102,704
Other assets                                   91
                                     ------------
     Total assets                     190,077,860
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       3,474,480
  Fund shares redeemed                    396,257
  Manager (See Note 3)                    124,102
  Shareholder communication                76,027
  Professional fees                        49,592
  NYLIFE Distributors (See Note 3)         22,904
  Custodian                                 6,800
  Directors                                   418
Accrued expenses                            3,150
                                     ------------
     Total liabilities                  4,153,730
                                     ------------
Net assets                           $185,924,130
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    253,135
Additional paid-in capital            234,984,015
                                     ------------
                                      235,237,150
Accumulated undistributed net
  investment income                        67,952
Accumulated net realized loss on
  investments                         (59,116,515)
Net unrealized appreciation on
  investments                           9,735,543
                                     ------------
Net assets                           $185,924,130
                                     ============


INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 76,142,790
                                     ============
Shares of capital stock outstanding    10,218,910
                                     ============
Net asset value per share
  outstanding                        $       7.45
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $109,781,340
                                     ============
Shares of capital stock outstanding    15,094,615
                                     ============
Net asset value per share
  outstanding                        $       7.27
                                     ============







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-323

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009




INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $   713,410
  Interest                                    553
                                      -----------
     Total income                         713,963
                                      -----------
EXPENSES:
  Manager (See Note 3)                    583,011
  Distribution and service--Service
     Class
     (See Note 3)                         117,564
  Professional fees                        88,763
  Shareholder communication                74,603
  Custodian                                17,749
  Directors                                 2,654
  Miscellaneous                            16,538
                                      -----------
     Total expenses                       900,882
                                      -----------
Net investment loss                      (186,919)
                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        5,169,516
Net change in unrealized
  depreciation on investments          20,585,979
                                      -----------
Net realized and unrealized gain on
  investments                          25,755,495
                                      -----------
Net increase in net assets resulting
  from operations                     $25,568,576
                                      ===========






(a) Dividends recorded net of foreign withholding taxes in the amount of $3,957.





M-324    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008




                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss           $   (186,919)  $   (218,190)
 Net realized gain (loss) on
  investments                     5,169,516    (22,451,196)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 20,585,979    (23,008,793)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     25,568,576    (45,678,179)
                               ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                        --     (5,389,734)
    Service Class                        --    (11,811,221)
                               ---------------------------
 Total distributions to
  shareholders                           --    (17,200,955)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         20,647,806     19,402,654
 Net asset value of shares
  issued in connection with
  the acquisition of MainStay
  VP Small Cap Growth
  Portfolio                     107,146,056             --
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --     17,200,955
 Cost of shares redeemed        (15,858,842)   (23,910,712)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions         111,935,020     12,692,897
                               ---------------------------
    Net increase (decrease)
     in net assets              137,503,596    (50,186,237)

NET ASSETS:
Beginning of year                48,420,534     98,606,771
                               ---------------------------
End of year                    $185,924,130   $ 48,420,534
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $     67,952   $         --
                               ===========================









The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-325

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                     INITIAL CLASS
                            --------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------------
                                   2009             2008       2007       2006       2005
Net asset value at
  beginning of year               $  5.28         $ 14.98    $ 11.45    $ 10.17    $  9.07
                                  -------         -------    -------    -------    -------
Net investment loss (a)             (0.00)++        (0.01)     (0.03)     (0.04)     (0.05)
Net realized and
  unrealized gain (loss)
  on investments                     2.17           (6.90)      4.18       1.32       1.15
                                  -------         -------    -------    -------    -------
Total from investment
  operations                         2.17           (6.91)      4.15       1.28       1.10
                                  -------         -------    -------    -------    -------
Less distributions:
  From net realized gain
     on investments                    --           (2.79)     (0.62)        --         --
                                  -------         -------    -------    -------    -------
Net asset value at end of
  year                            $  7.45         $  5.28    $ 14.98    $ 11.45    $ 10.17
                                  =======         =======    =======    =======    =======
Total investment return             41.10% (b)     (47.22%)    36.10%     12.64%     12.04% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss               (0.02%)         (0.13%)    (0.23%)    (0.34%)    (0.59%)
  Net expenses                       1.08%           0.95%      0.92%      0.96% #    0.90% #
  Expenses (before
     reimbursement)                  1.08%           0.95%      0.92%      0.97% #    1.03% #
Portfolio turnover rate               186%            279%       179%       228%       130%
Net assets at end of year
  (in 000's)                      $76,143         $14,963    $36,128    $27,772    $27,614








++   Less than one cent per share.
#    Includes fees paid indirectly which amounted to 0.01% and 0.02% of average net assets for the years ended December 31, 2006 and 2005, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 11.94% and 11.64% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.









M-326    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                               Service Class
      --------------------------------------------------------------
                          Year ended December 31,
--------------------------------------------------------------------

             2009             2008       2007       2006       2005
           $   5.17         $ 14.80    $ 11.35    $ 10.10    $  9.04
           --------         -------    -------    -------    -------
              (0.02)          (0.04)     (0.07)     (0.07)     (0.08)
               2.12           (6.80)      4.14       1.32       1.14
           --------         -------    -------    -------    -------
               2.10           (6.84)      4.07       1.25       1.06
           --------         -------    -------    -------    -------

                 --           (2.79)     (0.62)        --         --
           --------         -------    -------    -------    -------
           $   7.27         $  5.17    $ 14.80    $ 11.35    $ 10.10
           ========         =======    =======    =======    =======
              40.62% (b)     (47.35%)    35.76%     12.36%     11.73% (c)

              (0.39%)         (0.38%)    (0.48%)    (0.59%)    (0.84%)
               1.33%           1.20%      1.17%      1.21% #    1.15% #
               1.33%           1.20%      1.17%      1.22% #    1.28% #
                186%            279%       179%       228%       130%
           $109,781         $33,458    $62,478    $31,805    $22,995





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-327

NOTES TO FINANCIAL STATEMENTS



NOTE 1--ORGANIZATION AND BUSINESS:



MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.



The Portfolios commenced operations on the dates indicated below:



 COMMENCEMENT OF
 OPERATIONS          PORTFOLIOS
January 23, 1984     Bond and Common Stock
                     Portfolios
--------------------------------------------------
January 29, 1993     Cash Management, Government,
                     Growth Equity, Income Builder
                     and S&P 500 Index Portfolios
--------------------------------------------------
May 1, 1995          High Yield Corporate Bond and
                     International Equity
                     Portfolios
--------------------------------------------------
October 1, 1996      Convertible Portfolio
--------------------------------------------------
May 1, 1998          ICAP Select Equity, Large Cap
                     Growth and U.S. Small Cap
                     Portfolios
--------------------------------------------------
July 2, 2001         Mid Cap Core Portfolio
--------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
--------------------------------------------------
February 13, 2006    Conservative Allocation,
                     Growth Allocation, Moderate
                     Allocation and Moderate
                     Growth Allocation Portfolios
--------------------------------------------------







The Portfolios (each separately a "Portfolio") are separate series of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios (as defined below), which may invest in and own shares in any of the Portfolios or other MainStay Funds.



On May 13, 2003, the Fund's Board of Directors ("Board") adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.



The Service Class of each Portfolio commenced operations on the dates indicated below:



 COMMENCEMENT OF
 OPERATIONS          PORTFOLIOS
June 4, 2003         Bond, Government, High Yield
                     Corporate Bond and Income
                     Builder Portfolios
--------------------------------------------------
June 5, 2003         Common Stock, Convertible,
                     Growth Equity, ICAP Select
                     Equity, International Equity,
                     Mid Cap Core, S&P 500 Index
                     and U.S. Small Cap Portfolios
--------------------------------------------------
June 6, 2003         Large Cap Growth Portfolio
--------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
--------------------------------------------------
February 13, 2006    Conservative Allocation,
                     Growth Allocation, Moderate
                     Allocation and Moderate
                     Growth Allocation Portfolios
--------------------------------------------------





Effective at the opening of the U.S. financial markets on June 29, 2009, the Fund's Board appointed Epoch Investment Partners, Inc. ("Epoch") as a co-subadvisor to the Income Builder Portfolio to manage the Portfolio's equity investments and appointed MacKay Shields LLC ("MacKay Shields") as the co-subadvisor responsible for the overall asset allocation decisions for the Portfolio.





Effective June 29, 2009, the Income Builder Portfolio modified its principal investment strategy, investment process and primary benchmark index, and amended its principal risks. Effective November 20, 2009, the Income Builder Portfolio changed its name from Total Return Portfolio, a diversified fund.



Effective at the opening of the U.S. financial markets on June 29, 2009, the Board appointed Madison Square Investors LLC ("Madison Square Investors") as interim subadvisor to the Growth Equity Portfolio. Effective June 29, 2009, the Growth Equity Portfolio modified its investment objective, principal investment strategy, investment process and principal risks. Effective October 16, 2009, the Growth Equity Portfolio's shareholders approved the retention of Madison Square Investors as the Portfolio's subadvisor. Effective November 20, 2009, the Growth Equity Portfolio changed its name from Capital Appreciation Portfolio, a diversified fund.



Effective at the opening of the U.S. financial markets on June 29, 2009, the Board appointed Epoch as subadvisor to the U.S. Small Cap Portfolio. Effective August 14, 2009, the U.S. Small Cap Portfolio modified its investment objective, principal investment strategy, investment process and primary benchmark, and amended its principal risks. Effective November 20, 2009, the U.S. Small Cap Portfolio changed its name from Developing Growth Portfolio, a diversified fund.




M-328    MainStay VP Series Fund, Inc.

The investment objectives for each of the Portfolios of the Fund are as follows:





BALANCED: to seek high total return.



BOND: to seek the highest income over the long term consistent with preservation of principal.



CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.



COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.



CONSERVATIVE ALLOCATION: to seek current income and, secondarily, long-term growth of capital.



CONVERTIBLE: to seek capital appreciation together with current income.



FLOATING RATE: to seek to provide high current income.



GOVERNMENT: to seek a high level of current income, consistent with safety of principal.



GROWTH ALLOCATION: to seek long-term growth of capital.



GROWTH EQUITY: to seek long-term growth of capital.



HIGH YIELD CORPORATE BOND: to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.



ICAP SELECT EQUITY: to seek a superior total return.



INCOME BUILDER: to realize current income consistent with reasonable opportunity for future growth of capital and income.



INTERNATIONAL EQUITY: to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.



LARGE CAP GROWTH: to seek long-term growth of capital.



MID CAP CORE: to seek long-term growth of capital.



MODERATE ALLOCATION: to seek long-term growth of capital and, secondarily, current income.



MODERATE GROWTH ALLOCATION: to seek long-term growth of capital and, secondarily, current income.



S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.



U.S. SMALL CAP: to seek long-term capital appreciation by investing primarily in securities of small-cap companies.



The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the "Asset Allocation Portfolios") operate as "funds-of-funds." The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, ICAP Funds, Inc. and Eclipse Funds Inc., each a Maryland corporation and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC also serves as manager (the "Underlying Portfolios/Funds").



NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:



Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.



(A) VALUATION OF CASH MANAGEMENT PORTFOLIO SHARES. The Cash Management Portfolio seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.





(B) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades.





Debt securities are valued at prices supplied by a pricing agent or broker selected by the Portfolio's Manager (as defined in Note 3(A)), in consultation with the Portfolio's Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with the Portfolio's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange on each valuation date. Investments in other mutual funds are valued at their NAVs at the close of the New York Stock Exchange on the valuation date.



Investments in money market funds are valued daily at their NAV. Portfolio securities held by the Cash Management Portfolio are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.



                                                mainstayinvestments.com    M-329

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Portfolios have engaged an independent pricing service to provide market value quotations from dealers in loans. Options and futures contracts are valued at the last posted settlement price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.



Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost.



Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Portfolio's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At December 31, 2009, the Convertible, Government, High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios held securities with values of $234, $1,307,086, $6,141,949, $660,059 and $1, respectively, that were valued in such a manner.



Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios, including the International Equity Portfolio, principally trade and the time at which the Portfolios' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Portfolios' policies and procedures. At December 31, 2009, all foreign equity securities held by all the Portfolios were fair valued.



"Fair value" is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework which has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.



- Level 1--quoted prices in active markets for identical investments



- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)



- Level 3--significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in determining the fair value of investments)



The aggregate value by input level, as of December 31, 2009, for each Portfolio's investments is included at the end of each Portfolio's respective Portfolio of Investments.



The valuation techniques used by the Portfolios to measure fair value during the year ended December 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted



M-330    MainStay VP Series Fund, Inc.

spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended December 31, 2009, there have been no changes to the fair value methodologies.



Generally, securities are considered illiquid if they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Their illiquidity might prevent the sale of such securities at a time when the Manager or Subadvisor, if any, might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to Portfolio. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.



(C) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.



Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.



Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios' financial statements. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.



(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized capital gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.



(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than short-term investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight line method.



Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.



(F) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative NAVs on the date the expenses are incurred. The expenses borne by each Portfolio, including those of


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)




related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.



In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary.



(G) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.



(H) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. A Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, a Portfolio, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Portfolio has retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. However, each Portfolio's activities in purchased and written options have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by a counterparty.



Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The Income Builder and the International Equity Portfolios write covered call options to try to realize greater return on the sale of a stock. These Portfolios write put options to help protect against unanticipated adverse developments. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. (See Note 6.)



(I) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.



When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.



(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Income Builder Portfolios invest in loan assignments and participations. Loan assignments and loan participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time.



M-332    MainStay VP Series Fund, Inc.

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Such loans are typically senior, secured and collateralized in nature. The
Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").



The loans in which the Portfolios invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.



A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.



Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)



(K) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Portfolios are subject to equity price risk and interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.



The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Bond Portfolio, Government Portfolio, Income Builder Portfolio and International Equity Portfolio invest in futures contracts to help manage the duration and yield curve of the portfolio. The Balanced Portfolio and the S&P 500 Index Portfolio invest in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAV and may result in a loss to the Portfolio.



(L) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Income Builder and International Equity Portfolios enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.



The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the


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




NOTES TO FINANCIAL STATEMENTS (CONTINUED)




Portfolio to the risk of currency exchange loss. The unrealized appreciation and depreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6.)



(M) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:



(i) market value of investment securities, other assets and liabilities--at the valuation date; and



(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.



The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.



Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 6.)



(N) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.



(O) SECURITIES LENDING. In order to realize additional income, each Portfolio other than the Cash Management, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios may engage in securities lending, subject to the limitations set forth in the Investment Company Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Portfolios' cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower's inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.



Although the Portfolios and New York Life Investments have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of December 31, 2009.



(P) RIGHTS AND WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Portfolios enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for



M-334    MainStay VP Series Fund, Inc.

profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.



There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also loose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The International Equity Portfolio invests in warrants when the underlying security can not be purchased due to restrictions an industry and/or country places on foreign investors. The High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios invest in warrants if they are acquired through corporate actions.



(Q) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Convertible and High Yield Corporate Bond Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7.)



(R) CONCENTRATION OF RISK. The High Yield Corporate Bond Portfolio invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a higher interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.



The Floating Rate, High Yield Corporate Bond, and Income Builder Portfolios may invest in floating rate loans. The floating rate loans in which the Portfolios principally invest are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolios' NAVs could go down and you could lose money.



There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.



(S) INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.



(T) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Balanced, Bond, Government, High Yield Corporate Bond, Income Builder, International Equity, S&P 500, and U.S. Small Cap Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.



Fair value of Derivatives as of December 31, 2009:



BALANCED PORTFOLIO



The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009.





REALIZED GAIN (LOSS)

                           STATEMENT OF      EQUITY   INTEREST
                             OPERATIONS   CONTRACTS       RATE
                               LOCATION        RISK       RISK      TOTAL
Futures Contracts    Net realized gain
                      (loss) on futures
                           transactions    $391,028   $(21,192)  $369,836
                                          -------------------------------
Total Realized
  Gain (Loss)                              $391,028   $(21,192)  $369,836
                                          ===============================





CHANGE IN UNREALIZED DEPRECIATION

                           STATEMENT OF      EQUITY   INTEREST
                             OPERATIONS   CONTRACTS       RATE
                               LOCATION        RISK       RISK      TOTAL
Futures Contracts        Net change in
                            unrealized
                        depreciation on
                      futures contracts    $(91,344)       $--   $(91,344)
                                          -------------------------------
Total Change in
  Unrealized
  Depreciation                             $(91,344)       $--   $(91,344)
                                          ===============================






                                                mainstayinvestments.com    M-335

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)



                                    EQUITY   INTEREST
                                 CONTRACTS       RATE
                                      RISK       RISK   TOTAL
Futures Contracts (2)                   88         12     100
                                 ============================






(1) Amount disclosed represents the weighted average held during the twelve-month period.



(2) Amount(s) represent(s) number of contracts or number of shares/units.





BOND PORTFOLIO



The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009.





REALIZED LOSS

                            STATEMENT OF      INTEREST
                              OPERATIONS          RATE
                                LOCATION          RISK         TOTAL
FUTURES CONTRACTS           Net realized
                         loss on futures
                            transactions   $(1,297,467)  $(1,297,467)
                                           -------------------------
Total Realized Loss                        $(1,297,467)  $(1,297,467)
                                           =========================







NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                      INTEREST
                                          RATE
                                          RISK   TOTAL
Futures Contracts (2)                      194     194
                                      ================






(1) Amount disclosed represents the weighted average held during the twelve-month period.



(2) Amount(s) represent(s) number of contracts or number of shares/units.



GOVERNMENT PORTFOLIO



The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009.



REALIZED LOSS

                            STATEMENT OF      INTEREST
                              OPERATIONS          RATE
                                LOCATION          RISK         TOTAL
Futures Contracts           Net realized
                         loss on futures
                            transactions   $(1,335,480)  $(1,335,480)
                                           -------------------------
Total Realized Loss                        $(1,335,480)  $(1,335,480)
                                           =========================





NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                      INTEREST
                                          RATE
                                          RISK   TOTAL
Futures Contracts (2)                     (186)   (186)
                                      ================






(1) Amount disclosed represents the weighted average held during the twelve-month period.



(2) Amount(s) represent(s) number of contracts or number of shares/units.



HIGH YIELD CORPORATE BOND PORTFOLIO



Fair Value of Derivatives Instruments as of December 31, 2009





ASSET DERIVATIVES

                          STATEMENT OF ASSETS      EQUITY
                              AND LIABILITIES   CONTRACTS
                                     LOCATION        RISK      TOTAL
Warrants                        Investment in
                         securities, at value    $895,239   $895,239
                                                --------------------
Total Fair Value                                 $895,239   $895,239
                                                ====================





The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009.





REALIZED LOSS

                                 STATEMENT OF      EQUITY
                                   OPERATIONS   CONTRACTS
                                     LOCATION        RISK   TOTAL
Warrants                         Net realized
                             loss on security
                                 transactions        $(29)   $(29)
                                                -----------------
Total Realized Loss                                  $(29)   $(29)
                                                =================







CHANGE IN UNREALIZED DEPRECIATION

                               STATEMENT OF         EQUITY
                                  OPERATIONS     CONTRACTS
                                    LOCATION          RISK         TOTAL
Warrants            Net change in unrealized
                    depreciation on security
                                transactions   $(1,027,572)  $(1,027,572)
                                               -------------------------
Total Change in
  Unrealized
  Depreciation                                 $(1,027,572)  $(1,027,572)
                                               =========================







NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                       EQUITY
                                    CONTRACTS
                                         RISK    TOTAL
Warrants (2)                          70,088    70,088
                                    ==================






(1) Amount disclosed represents the weighted average held during the twelve-month period.


(2) Amount(s) represent(s) number of contracts or number of shares/units.




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



INCOME BUILDER PORTFOLIO



Fair Value of Derivatives Instruments as of December 31, 2009





ASSET DERIVATIVES



                                                                    FOREIGN
                                         STATEMENT OF ASSETS       EXCHANGE         EQUITY      INTEREST
                                             AND LIABILITIES      CONTRACTS      CONTRACTS          RATE
                                                    LOCATION           RISK           RISK          RISK         TOTAL
Warrants                           Investment in securities,
                                                    at value       $     --       $115,670           $--      $115,670
Futures Contracts                     Net Assets--Unrealized
                                             appreciation on
                                     investments and futures
                                                contracts (a)            --        293,750            --       293,750
Forward Contracts                 Unrealized appreciation on
                                    foreign currency forward
                                                   contracts        214,624             --            --       214,624
                                                                  ----------------------------------------------------
Total Fair Value                                                   $214,624       $409,420           $--      $624,044
                                                                  ====================================================





LIABILITY DERIVATIVES



                                                                  FOREIGN
                                       STATEMENT OF ASSETS       EXCHANGE         EQUITY       INTEREST
                                           AND LIABILITIES      CONTRACTS      CONTRACTS           RATE
                                                  LOCATION           RISK           RISK           RISK          TOTAL
Futures Contracts                   Net Assets--Unrealized
                                           depreciation on
                                   investments and futures
                                              contracts (a)      $     --            $--      $(250,582)     $(250,582)
Forward Contracts                  Unrealized depreciation
                                       on foreign currency
                                         forward contracts        (42,468)            --             --        (42,468)
                                                                ------------------------------------------------------
Total Fair Value                                                 $(42,468)      $     --      $(250,582)     $(293,050)
                                                                ======================================================





(a) Includes cumulative appreciation (depreciation) of futures contracts reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.



The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009.



REALIZED GAIN (LOSS)





                                                                  FOREIGN
                                              STATEMENT OF       EXCHANGE          EQUITY      INTEREST
                                                OPERATIONS      CONTRACTS       CONTRACTS          RATE
                                                  LOCATION           RISK            RISK          RISK           TOTAL
Purchased Options                     Net realized gain on
                                     security transactions        $    --      $  118,243       $    --      $  118,243
Rights                                Net realized loss on
                                     security transactions             --         (55,587)           --         (55,587)
Warrants                              Net realized loss on
                                     security transactions             --         (10,230)           --         (10,230)
Futures Contracts                     Net realized gain on
                                      futures transactions             --         976,838        63,546       1,040,384
Forward Contracts                     Net realized gain on
                                          foreign currency
                                              transactions         45,624              --            --          45,624
                                                                -------------------------------------------------------
Total Realized Gain (Loss)                                        $45,624      $1,029,264       $63,546      $1,138,434
                                                                =======================================================






                                                mainstayinvestments.com    M-337

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)





                                                                  FOREIGN
                                              STATEMENT OF       EXCHANGE         EQUITY       INTEREST
                                                OPERATIONS      CONTRACTS      CONTRACTS           RATE
                                                  LOCATION           RISK           RISK           RISK         TOTAL
Rights                            Net change in unrealized
                                  depreciation on security
                                              transactions       $     --       $(19,074)     $      --      $(19,074)
Warrants                          Net change in unrealized
                                  appreciation on security
                                              transactions             --         20,307             --        20,307
Futures Contracts                 Net change in unrealized
                                              appreciation
                                 (depreciation) on futures
                                                 contracts             --        293,750       (250,582)       43,168
Forward Contracts                 Net change in unrealized
                                           appreciation on
                                      translation of other
                                 assets and liabilities in
                                    foreign currencies and
                                  foreign currency forward
                                                 contracts        177,281             --             --       177,281
                                                                -----------------------------------------------------
Total Change in
  Appreciation
  (Depreciation)                                                 $177,281       $294,983      $(250,582)     $221,682
                                                                =====================================================





NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)



                                                                      FOREIGN
                                                                     EXCHANGE         EQUITY      INTEREST
                                                                    CONTRACTS      CONTRACTS          RATE
                                                                         RISK           RISK          RISK            TOTAL
Purchased Options (2)                                                      --          1,116            --            1,116
Rights (2)                                                                 --         29,655            --           29,655
Warrants (2)                                                               --         20,539            --           20,539
Futures Contracts (2)                                                      --            493           (17)             476
Forward Contracts Long (3)                                        $ 1,763,190             --            --      $ 1,763,190
Forward Contracts Short (3)                                       $(8,698,039)            --            --      $(8,698,039)
                                                                  =========================================================






(1) Amount disclosed represents the weighted average held during the twelve-month period.


(2) Amount(s) represent(s) number of contracts or number of shares/units.


(3) Amount(s) represent(s) notional amount.





INTERNATIONAL EQUITY PORTFOLIO



Fair Value of Derivatives Instruments as of December 31, 2009



ASSET DERIVATIVES





                                                                          FOREIGN
                                               STATEMENT OF ASSETS       EXCHANGE           EQUITY
                                                   AND LIABILITIES      CONTRACTS        CONTRACTS
                                                          LOCATION           RISK             RISK            TOTAL
Warrants                              Investment in securities, at
                                                             value       $     --      $13,973,624      $13,973,624
Futures Contracts                           Net Assets--Unrealized
                                       appreciation on investments
                                         and futures contracts (a)             --        1,587,366        1,587,366
Forward Contracts                       Unrealized appreciation on
                                          foreign currency forward
                                                         contracts        308,609                           308,609
                                                                        -------------------------------------------
Total Fair Value                                                         $308,609      $15,560,990      $15,869,599
                                                                        ===========================================







M-338    MainStay VP Series Fund, Inc.

LIABILITY DERIVATIVES



                                                                          FOREIGN
                                               STATEMENT OF ASSETS       EXCHANGE         EQUITY
                                                   AND LIABILITIES      CONTRACTS      CONTRACTS
                                                          LOCATION           RISK           RISK          TOTAL
Forward Contracts                       Unrealized depreciation on
                                          foreign currency forward
                                                         contracts      $(539,977)      $     --      $(539,977)
                                                                        ---------------------------------------
Total Fair Value                                                        $(539,977)           $--      $(539,977)
                                                                        =======================================






(a) Includes cumulative appreciation (depreciation) of futures contracts reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.



The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009.



REALIZED GAIN (LOSS)





                                                                         FOREIGN
                                                    STATEMENT OF        EXCHANGE           EQUITY
                                                      OPERATIONS       CONTRACTS        CONTRACTS
                                                        LOCATION            RISK             RISK            TOTAL
Purchased Options                  Net realized loss on security
                                                    transactions      $       --      $  (410,269)     $  (410,269)
Rights                             Net realized loss on security
                                                    transactions              --       (1,663,014)      (1,663,014)
Futures Contracts                   Net realized gain on futures
                                                    transactions              --            5,791            5,791
Written Options                     Net realized gain on written
                                             option transactions              --          531,544          531,544
Forward Contracts                   Net realized gain on foreign
                                           currency transactions       3,685,611               --        3,685,611
                                                                      --------------------------------------------
Total Realized Gain (Loss)                                            $3,685,611      $(1,535,948)     $ 2,149,663
                                                                      ============================================





CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)



                                                                        FOREIGN
                                                    STATEMENT OF       EXCHANGE          EQUITY
                                                      OPERATIONS      CONTRACTS       CONTRACTS
                                                        LOCATION           RISK            RISK           TOTAL
Rights                                  Net change in unrealized
                                        depreciation on security
                                                    transactions      $      --      $ (786,202)     $ (786,202)
Warrants                                Net change in unrealized
                                        appreciation on security
                                                    transactions             --       1,385,662       1,385,662
Futures Contracts                       Net change in unrealized
                                         appreciation on futures
                                                       contracts             --       1,587,366       1,587,366
Forward Contracts                       Net change in unrealized
                                     depreciation on translation
                                             of other assets and
                                          liabilities in foreign
                                          currencies and foreign
                                      currency forward contracts       (650,544)             --        (650,544)
                                                                      -----------------------------------------
Total Change in Appreciation
  (Depreciation)                                                      $(650,544)     $2,186,826      $1,536,282
                                                                      =========================================






                                                mainstayinvestments.com    M-339

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)





                               FOREIGN
                              EXCHANGE         EQUITY
                             CONTRACTS      CONTRACTS
                                  RISK           RISK             TOTAL
Purchased Options
  (2)                               --          3,096             3,096
Rights (2)                          --      3,210,214         3,210,214
Warrants (2)                        --      1,479,316         1,479,316
Futures Contracts
  (2)                               --            823               823
Written Options (2)                 --         (1,123)           (1,123)
Forward Contracts
  Long (3)                $ 58,330,539             --      $ 58,330,539
Forward Contracts
  Short (3)               $(46,229,272)            --      $(46,229,272)
                          =============================================






(1) Amount disclosed represents the weighted average held during the twelve-month period.


(2) Amount(s) represent(s) number of contracts or number of shares/units.


(3) Amount(s) represent(s) notional amount.





S&P 500 INDEX PORTFOLIO



Fair Value of Derivatives Instruments as of December 31, 2009



ASSET DERIVATIVES



                            STATEMENT OF
                                  ASSETS         EQUITY
                         AND LIABILITIES      CONTRACTS
                                LOCATION           RISK         TOTAL
Futures Contracts                    Net
                         Assets--Unreal-
                       ized appreciation
                              on futures
                           contracts (a)       $945,175      $945,175
                                              -----------------------
Total Fair Value                               $945,175      $945,175
                                              =======================






(a) Includes cumulative appreciation (depreciation) of futures contracts reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.



The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009.



REALIZED GAIN



                          STATEMENT OF              EQUITY
                            OPERATIONS           CONTRACTS
                              LOCATION                RISK         TOTAL
Futures Contracts         Net realized
                       gain on futures
                          transactions      $13,207,257      $13,207,257
                                         -------------------------------
Total Realized Gain                         $13,207,257      $13,207,257
                                         ===============================







CHANGE IN UNREALIZED APPRECIATION

                               STATEMENT OF      EQUITY
                                 OPERATIONS   CONTRACTS
                                   LOCATION        RISK      TOTAL
Futures Contracts             Net change in
                                 unrealized
                            appreciation on
                          futures contracts    $606,917   $606,917
                                              --------------------
Total Change in
  Appreciation                                 $606,917   $606,917
                                              ====================





NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                        EQUITY
                                     CONTRACTS
                                          RISK      TOTAL
Futures Contracts (2)                      754        754
                                     ====================






(1) Amount disclosed represents the weighted average held during the twelve-month period.


(2) Amount(s) represent(s) number of contracts or number of shares/units.





U.S. SMALL CAP PORTFOLIO



Fair Value of Derivatives Instruments as of December 31, 2009



ASSET DERIVATIVES

                                STATEMENT OF
                                 ASSETS AND       EQUITY
                                 LIABILITIES   CONTRACTS
                                    LOCATION        RISK   TOTAL
Warrants                       Investment in
                        securities, at value          $1      $1
                                               -----------------
Total Fair Value                                      $1      $1
                                               =================





NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR
SHARES/UNITS (1)


                                        EQUITY
                                     CONTRACTS
                                          RISK   TOTAL
Warrants (2)                               120     120
                                     =================






(1) Amount disclosed represents the weighted average held during the twelve-month period.


(2) Amount(s) represent(s) number of contracts or number of shares/units.





NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:



(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as investment manager to the Portfolios under an Amended and Restated



M-340    MainStay VP Series Fund, Inc.

Management Agreement ("Management Agreement"). New York Life Investments manages the Bond, Cash Management and Floating Rate Portfolios and the fixed income portion of the Balanced Portfolio directly without the use of a subadvisor.



Madison Square Investors, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the following Portfolios: Common Stock, Conservative Allocation, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation, S&P 500 Index, and the equity portion of Balanced, under the terms of a Subadvisory Agreement with New York Life Investments. On June 23, 2009, at a meeting of the Board, the Board approved the termination of the Subadvisory Agreement between the Manager and MacKay Shields with respect to the Growth Equity Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009. Madison Square Investors now serves as Subadvisor to the Growth Equity Portfolio and is responsible for the day-to-day portfolio management of the Growth Equity Portfolio under the terms of a Subadvisory Agreement with New York Life Investments. For the period from June 29, 2009, through October 16, 2009, Madison Square Investors served as subadvisor to the Growth Equity Portfolio pursuant to an interim subadvisory agreement that was substantially similar to the Subadvisory Agreement.



On June 23, 2009, the Board approved the termination of the Subadvisory Agreement between the Manager and Lord, Abbet & Co. LLC with respect to the U.S. Small Cap Portfolio, effective prior to the opening of the U.S. financial markets on June 29, 2009. On the same date, the Board approved the termination of the Subadvisory Agreement between the Manager and MacKay Shields with respect to the equity portion of the Income Builder Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009. Epoch, a registered investment adviser, now serves as Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio under the terms of a Subadvisory Agreement with New York Life Investments.



MacKay Shields, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios:
Convertible, Government, High Yield Corporate Bond, International Equity and the fixed-income portion of Income Builder, under the terms of a Subadvisory Agreement with New York Life Investments. MacKay Shields is also responsible for the overall asset allocation decisions of the Income Builder Portfolio.



Institutional Capital LLC ("ICAP"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio under the terms of a Subadvisory Agreement with New York Life Investments.



Winslow Capital Management, Inc. ("Winslow"), a registered investment adviser, serves as the Subadvisor to the Large Cap Growth Portfolio under the terms of a Subadvisory Agreement with New York Life Investments.



Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.



As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided pursuant to the Management Agreements referenced above.



State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.



The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios' investment manager and administrator, the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has contractually or voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. The contractual waivers/reimbursements may be modified or terminated only with the approval of the Board, and the voluntary waivers/reimbursements may be discontinued at any time. Under each of the respective contractual expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from each Portfolio pursuant to the applicable agreements, if such action does not cause a Portfolio to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. The contractual expense limitation agreements expire on April 30, 2010. Voluntary waivers/reimbursements are not subject to recoupment.





                                     ANNUAL RATE
Balanced Portfolio                          0.75%(a)
------------------------------------------------
Bond Portfolio                              0.50%(b)
------------------------------------------------
Cash Management Portfolio                   0.45%(c)



                                                mainstayinvestments.com    M-341

                                     ANNUAL RATE
------------------------------------------------
Common Stock Portfolio                      0.55%(d)
------------------------------------------------
Conservative Allocation Portfolio           0.00%(e)
------------------------------------------------
Convertible Portfolio                       0.60%(f)
------------------------------------------------
Floating Rate Portfolio                     0.60%
------------------------------------------------
Government Portfolio                        0.50%(b)
------------------------------------------------
Growth Allocation Portfolio                 0.00%(e)
------------------------------------------------
Growth Equity Portfolio                     0.61%(f)
------------------------------------------------
High Yield Corporate Bond Portfolio         0.57%(g)
------------------------------------------------
ICAP Select Equity Portfolio                0.80%(h)
------------------------------------------------
Income Builder Portfolio                    0.57%(i)
------------------------------------------------
International Equity Portfolio              0.89%(j)
------------------------------------------------
Large Cap Growth Portfolio                  0.75%(k)
------------------------------------------------
Mid Cap Core Portfolio                      0.85%(l)
------------------------------------------------
Moderate Allocation Portfolio               0.00%(e)
------------------------------------------------
Moderate Growth Allocation
  Portfolio                                 0.00%(e)
------------------------------------------------
S&P 500 Index Portfolio                     0.30%(m)
------------------------------------------------
U.S. Small Cap Portfolio                    0.80%(n)
------------------------------------------------





(a) On assets up to $1 billion and 0.70% on assets in excess of $1 billion.



(b) On assets up to $500 million, 0.475% from $500 million to $1 billion and 0.45% on assets in excess of $1 billion.



(c) On assets up to $500 million and 0.40% from $500 million to $1 billion and 0.35% on assets in excess of $1 billion. For the year ended December 31, 2009, New York Life Investments waived its fees in the amount of $911,920, which may not be recouped by New York Life Investments.



(d) On assets up to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.



(e) New York Life Investments has contractually agreed to waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that net annual operating expenses for the Initial Class and Service Class shares (excluding underlying fund expenses) do not exceed 0.25% and 0.50%, respectively.



(f) On assets up to $1 billion and 0.50% on assets in excess of $1 billion.



(g) On assets up to $1 billion, 0.55% from $1 billion to $5 billion and 0.525% on assets in excess of $5 billion.



(h) On assets up to $250 million, 0.75% from $250 million to $1 billion and 0.74% on assets in excess of $1 billion. From May 1, 2008 through April 30, 2009, New York Life Investments contractually agreed to waive a portion of the management fee for the ICAP Select Equity Portfolio to 0.75% on assets up to $250 million, 0.70% from $250 million to $1 billion and 0.69% in excess of $1 billion. For the year ended December 31, 2009, New York Life Investments waived its fees in the amount of $108,778, which may not be recouped by New York Life Investments.



(i) On assets up to $1 billion and 0.55% on assets in excess of $1 billion.



(j) On assets up to $500 million and 0.85% on assets in excess of $500 million.



(k) On assets up to $500 million, 0.725% from $500 million to $1 billion and 0.70% on assets in excess of $1 billion. On behalf of the Large Cap Growth Portfolio, the Subadvisory Agreement between New York Life Investments and Winslow includes breakpoints based on the aggregation of assets of all New York Life Investments-managed mutual funds subadvised by Winslow. As a result of the potential benefits received from this arrangement, New York Life Investments may provide a management fee waiver as breakpoints are reached. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Large Cap Growth Portfolio pursuant to the agreement if such action does not cause the Portfolio to exceed the existing expense limitation and the recoupment is made within one year after the year in which New York Life Investments incurred the expense. For the year ended December 31, 2009, New York Life Investments waived $41,635, which may not be recouped by New York Life Investments.



(l) On assets up to $1 billion and 0.80% on assets in excess of $1 billion.



(m) On assets up to $1 billion, 0.275% from $1 billion to $2 billion, 0.265% from $2 billion to $3 billion and 0.25% on assets in excess of $3 billion. Effective May 1, 2008, New York Life Investments voluntarily agreed to waive a portion of its management fee for the S&P 500 Index Portfolio to 0.25% on assets up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion and 0.20% on assets in excess of $3 billion. For the year ended December 31, 2009, the Manager waived its fees in the amount of $408,712, which may not be recouped by New York Life Investments.



(n) On assets up to $200 million, 0.75% from $200 million to $500 million, 0.725% from $500 million to $1 billion and 0.70% on assets in excess of $1 billion.



(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect, wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.



(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.




M-342    MainStay VP Series Fund, Inc.

(D) CAPITAL. At December 31, 2009, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:



 CONSERVATIVE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         6.95%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       5.69
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   8.02
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 4.31
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       1.93
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       0.38
----------------------------------------------
MainStay ICAP Equity Fund Class I         1.68
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.96
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 3.77
----------------------------------------------
MainStay MAP Fund Class I                 1.36
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  21.21
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           2.01
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          26.19
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.14
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.33
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 1.81
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 1.77
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                           8.20
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                           4.91
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                           1.81
----------------------------------------------






 GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         9.91%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       8.38
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                12.38
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       5.46
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       0.17
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.41
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.75
----------------------------------------------
MainStay MAP Fund Class I                 2.61
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           2.72
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.39
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 2.72
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 5.11
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          14.01
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                           8.95
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                           6.41
----------------------------------------------






 MODERATE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        14.97%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      10.40
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   7.91
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                12.87
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       5.54
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       0.55
----------------------------------------------
MainStay ICAP Equity Fund Class I         3.44
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.84
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 3.73
----------------------------------------------
MainStay MAP Fund Class I                 3.34
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  20.95
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           4.23
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          25.83
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.26
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.31
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 3.80
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 5.27
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          17.01
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                          10.26
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.09
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                           1.18
----------------------------------------------








 MODERATE GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        16.12%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      13.18
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   7.76
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                19.10
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       8.34
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       0.57
----------------------------------------------
MainStay ICAP Equity Fund Class I         4.08
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       4.22
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 1.12
----------------------------------------------
MainStay MAP Fund Class I                 4.21
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                   6.29
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           4.35
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          25.66
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.93
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.31
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 4.59
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 7.83
----------------------------------------------



                                                mainstayinvestments.com    M-343

 MODERATE GROWTH ALLOCATION PORTFOLIO
 (CONTINUED)
MainStay VP Large Cap Growth Portfolio
  Initial Class                          22.71%
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                          15.20
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.05
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                           9.97
----------------------------------------------





(E) OTHER. Fees for a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the year ended December 31, 2009, these fees, which are included in Professional Fees shown on the Statement of Operations, are as follows:



Balanced Portfolio                      $ 3,365
-----------------------------------------------
Bond Portfolio                           17,127
-----------------------------------------------
Cash Management Portfolio                27,356
-----------------------------------------------
Common Stock Portfolio                   15,781
-----------------------------------------------
Conservative Allocation Portfolio         6,496
-----------------------------------------------
Convertible Portfolio                   $ 8,479
-----------------------------------------------
Floating Rate Portfolio                   8,174
-----------------------------------------------
Government Portfolio                     10,366
-----------------------------------------------
Growth Allocation Portfolio               4,597
-----------------------------------------------
Growth Equity Portfolio                  10,690
-----------------------------------------------
High Yield Corporate Bond Portfolio      33,421
-----------------------------------------------
ICAP Select Equity Portfolio             18,120
-----------------------------------------------
Income Builder Portfolio                  6,646
-----------------------------------------------
International Equity Portfolio           12,150
-----------------------------------------------
Large Cap Growth Portfolio                7,743
-----------------------------------------------
Mid Cap Core Portfolio                    6,524
-----------------------------------------------
Moderate Allocation Portfolio             9,403
-----------------------------------------------
Moderate Growth Allocation Portfolio      9,347
-----------------------------------------------
S&P 500 Index Portfolio                  21,430
-----------------------------------------------
U.S. Small Cap Portfolio                  1,634
-----------------------------------------------





NOTE 4--FEDERAL INCOME TAX:



At December 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:



                                                      ACCUMULATED            OTHER         UNREALIZED             TOTAL
                                       ORDINARY           CAPITAL        TEMPORARY       APPRECIATED/       ACCUMULATED
                                         INCOME       GAIN (LOSS)      DIFFERENCES     (DEPRECIATION)       GAIN (LOSS)
Balanced Portfolio                 $  1,844,311     $ (30,624,081)    $   (261,326)      $  9,156,241     $ (19,884,855)
-----------------------------------------------------------------------------------------------------------------------
Bond Portfolio                       35,618,099         1,243,857               --          1,900,952        38,762,908
-----------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                60,912                --               --                 --            60,912
-----------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                9,852,615      (239,098,589)              --         21,489,848      (207,756,126)
-----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Portfolio     8,805,460        (2,215,631)     (23,469,596)         9,540,706        (7,339,061)
-----------------------------------------------------------------------------------------------------------------------
Convertible Portfolio                12,947,291       (31,362,352)          (6,371)        22,373,863         3,952,431
-----------------------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                 148,144       (14,874,202)        (548,276)       (10,798,641)      (26,072,975)
-----------------------------------------------------------------------------------------------------------------------
Government Portfolio                 17,508,800                --         (256,756)         4,817,999        22,070,043
-----------------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio           2,294,336        (4,350,103)     (33,546,330)        (7,133,676)      (42,735,773)
-----------------------------------------------------------------------------------------------------------------------
Growth Equity Portfolio               2,176,297       (98,500,960)              --         50,476,246       (45,848,417)
-----------------------------------------------------------------------------------------------------------------------
High Yield Corporate Bond
  Portfolio                         101,581,388      (207,797,957)      (4,543,383)        10,333,088      (100,426,864)
-----------------------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio          8,862,331      (376,195,259)     (30,914,439)        99,662,159      (298,585,208)
-----------------------------------------------------------------------------------------------------------------------
Income Builder Portfolio              8,226,260       (47,758,713)         (70,693)        15,717,822       (23,885,324)
-----------------------------------------------------------------------------------------------------------------------
International Equity Portfolio       16,566,124       (92,201,890)              --         16,958,698       (58,677,068)
-----------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                   --       (86,869,993)              --         61,558,814       (25,311,179)
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                2,071,202      (115,219,093)              --         62,302,548       (50,845,343)
-----------------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio        10,264,838        (6,242,916)     (40,486,485)         6,870,412       (29,594,151)
-----------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation
  Portfolio                           7,632,598        (8,189,436)     (55,439,211)        (8,186,237)      (64,182,286)
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio              15,836,994      (156,366,895)              --        218,799,116        78,269,215
-----------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Portfolio                 67,952       (58,518,175)              --          9,137,203       (49,313,020)
-----------------------------------------------------------------------------------------------------------------------







M-344    MainStay VP Series Fund, Inc.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, adjustments on real estate investment trusts, straddle loss deferrals, partnership investments, return of capital on investments and marked to market on foreign currency forward contracts and futures contracts.



The other temporary differences are primarily due to post-October loss deferrals, loss deferrals from related party transactions and interest income written-off on defaulted securities.



The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in-capital, arising from permanent differences; net assets at December 31, 2009 are not affected.



                                            ACCUMULATED
                             ACCUMULATED  UNDISTRIBUTED
                       UNDISTRIBUTED NET   NET REALIZED       ADDITIONAL
                           INCOME (LOSS)    GAIN (LOSS)  PAID-IN-CAPITAL
Balanced Portfolio            $   19,823   $    (19,823)    $         --
------------------------------------------------------------------------
Bond Portfolio                   564,131       (564,131)              --
------------------------------------------------------------------------
Cash Management
  Portfolio                       60,912        (60,912)              --
------------------------------------------------------------------------
Common Stock
  Portfolio                       26,873        (26,873)              --
------------------------------------------------------------------------
Conservative
  Allocation
  Portfolio                      480,123       (480,123)              --
------------------------------------------------------------------------
Floating Rate
  Portfolio                       30,145        (30,145)              --
------------------------------------------------------------------------
Government Portfolio              23,488        (23,488)              --
------------------------------------------------------------------------
Growth Allocation
  Portfolio                          (18)            18               --
------------------------------------------------------------------------
Growth Equity
  Portfolio                          139           (139)              --
------------------------------------------------------------------------
High Yield Corporate
  Bond Portfolio                (429,463)       429,463               --
------------------------------------------------------------------------
ICAP Select Equity
  Portfolio                        2,814    (24,587,881)      24,585,067
------------------------------------------------------------------------
Income Builder
  Portfolio                     (107,072)       107,072               --
------------------------------------------------------------------------
International Equity
  Portfolio                    5,203,983     (5,203,983)              --
------------------------------------------------------------------------
Large Cap Growth
  Portfolio                      223,196     56,880,222      (57,103,418)
------------------------------------------------------------------------
Mid Cap Core
  Portfolio                       10,929       (696,350)         685,421
------------------------------------------------------------------------
Moderate Allocation
  Portfolio                      473,930       (473,930)              --
------------------------------------------------------------------------
Moderate Growth
  Allocation
  Portfolio                      189,848       (189,848)              --
------------------------------------------------------------------------
S&P 500 Index
  Portfolio                      (33,069)        33,069               --
------------------------------------------------------------------------
U.S. Small Cap
  Portfolio                      254,871       (313,040)          58,169
------------------------------------------------------------------------






The reclassifications for the Portfolios are primarily due to reclassifications of AIG Fair Fund litigation settlements, tender offers, distributions/dividends paid, distributions of income and gain/(loss) from real estate investment trusts, expiration of capital loss carry forward, foreign currency gain/(loss), income distributions from underlying investments, mortgage dollar roll income, net operating losses, other temporary book/tax differences from acquired funds, passive foreign investment companies, paydowns and straddles.



At December 31, 2009, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and currency losses that arose after October 31, 2009, as if they arose on January 1, 2010.



                           CAPITAL LOSS              CAPITAL LOSS
                              AVAILABLE    AMOUNTS       DEFERRED
                                THROUGH    (000'S)        (000'S)
Balanced Portfolio                 2016   $ 14,127
                                   2017     16,497
-----------------------------------------------------------------
     Total                                $ 30,624        $   261
-----------------------------------------------------------------
Common Stock Portfolio             2016   $129,047        $    --
                                   2017    110,052             --
-----------------------------------------------------------------
     Total                                $239,099        $    --
-----------------------------------------------------------------
Convertible Portfolio              2016   $  2,746
                                   2017     28,616
-----------------------------------------------------------------
       Total                              $ 31,362        $    --
-----------------------------------------------------------------
Conservative Allocation
  Portfolio                        2017   $  2,216
-----------------------------------------------------------------
       Total                              $  2,216        $   283
-----------------------------------------------------------------
Floating Rate Portfolio            2013   $    283
                                   2014        223
                                   2015        529
                                   2016     10,397
                                   2017      3,442
-----------------------------------------------------------------
     Total                                $ 14,874        $   453
-----------------------------------------------------------------
Government Portfolio                      $     --        $   257
-----------------------------------------------------------------
Growth Allocation
  Portfolio                        2017   $  4,350
-----------------------------------------------------------------
     Total                                $  4,350        $ 1,479
-----------------------------------------------------------------
Growth Equity Portfolio            2011   $  1,045
                                   2012     37,973
                                   2016     32,599
                                   2017     26,884
-----------------------------------------------------------------
     Total                                $ 98,501        $    --
-----------------------------------------------------------------
High Yield Corporate Bond
  Portfolio                        2010   $ 11,423
                                   2011     61,979
                                   2016     40,705
                                   2017     93,691
-----------------------------------------------------------------
     Total                                $207,798        $ 2,996
-----------------------------------------------------------------
ICAP Select Equity
  Portfolio                        2015   $ 56,889
                                   2016    120,021
                                   2017    199,285
-----------------------------------------------------------------
     Total                                $376,195        $30,914
-----------------------------------------------------------------



                                                mainstayinvestments.com    M-345

                           CAPITAL LOSS              CAPITAL LOSS
                              AVAILABLE    AMOUNTS       DEFERRED
                                THROUGH    (000'S)        (000'S)
Income Builder Portfolio           2016   $ 17,055
                                   2017     30,704
-----------------------------------------------------------------
     Total                                $ 47,759        $
-----------------------------------------------------------------
International Equity
  Portfolio                        2016   $ 53,102
                                   2017     39,100
-----------------------------------------------------------------
     Total                                $ 92,202        $    --
-----------------------------------------------------------------
Large Cap Growth
  Portfolio                        2010     37,086
                                   2012        294
                                   2014        941
                                   2016     17,703
                                   2017     30,846
-----------------------------------------------------------------
     Total                                $ 86,870        $    --
-----------------------------------------------------------------
Mid Cap Core Portfolio             2016   $ 61,275
                                   2017     53,944
-----------------------------------------------------------------
     Total                                $115,219        $    --
-----------------------------------------------------------------
Moderate Allocation
  Portfolio                        2017   $  6,243        $    --
-----------------------------------------------------------------
     Total                                $  6,243        $ 1,092
-----------------------------------------------------------------
Moderate Growth
  Allocation Portfolio             2017   $  8,189             --
-----------------------------------------------------------------
     Total                                $  8,189        $ 4,530
-----------------------------------------------------------------
S&P 500 Index Portfolio            2010   $ 50,908
                                   2011     14,323
                                   2012      1,932
                                   2013     17,352
                                   2014     29,971
                                   2016     18,017
                                   2017     23,864
-----------------------------------------------------------------
     Total                                $156,367        $    --
-----------------------------------------------------------------
U.S. Small Cap Portfolio           2015   $ 27,634
                                   2016     28,045
                                   2017      2,839
-----------------------------------------------------------------
     Total                                $ 58,518        $    --
-----------------------------------------------------------------





The ICAP Select Equity Portfolio acquired $68,087,555 of capital losses in its reorganization with the Mid Cap Value Portfolio (see Note 14).



The Mid Cap Core Portfolio acquired $21,162,676 of capital losses in its reorganization with the Mid Cap Growth Portfolio (see Note 14).



The U.S. Small Cap Portfolio acquired $41,331,991 of capital losses in its reorganization with the Small Cap Growth Portfolio (see Note 14).





The Large Cap Growth Portfolio had $56,878,956 of capital loss carryforwards that expired during the year ended December 31, 2009.



Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2009 and December 31, 2008, represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.





                                                         2009                                          2008
                                      -----------------------------------------     -----------------------------------------
                                               TAX-BASED              TAX-BASED              TAX-BASED              TAX-BASED
                                      DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM
                                         ORDINARY INCOME        LONG-TERM GAINS        ORDINARY INCOME        LONG-TERM GAINS
Balanced Portfolio                           $        --             $       --            $        10            $   497,251
-----------------------------------------------------------------------------------------------------------------------------
Bond Portfolio                                33,414,806                     --             27,885,999                     --
-----------------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                        11,987,895                     --             39,292,658             91,148,230
-----------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Portfolio              7,683,585              4,631,648                218,087              1,597,895
-----------------------------------------------------------------------------------------------------------------------------
Convertible Portfolio                          7,026,683                     --             17,798,694             33,895,291
-----------------------------------------------------------------------------------------------------------------------------
Government Portfolio                          12,862,318                352,389             11,632,098                     --
-----------------------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                    3,831,021              3,475,868              1,266,880              3,971,318
-----------------------------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio                  12,710,945                     --             24,956,125             10,261,161
-----------------------------------------------------------------------------------------------------------------------------
Income Builder Portfolio                       8,870,584                     --             17,428,824             36,807,681
-----------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                32,405,814                     --             23,340,950             52,502,264
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                         1,205,626                     --             17,530,574             18,595,640
-----------------------------------------------------------------------------------------------------------------------------




M-346    MainStay VP Series Fund, Inc.

                                                         2009                                          2008
                                      -----------------------------------------     -----------------------------------------
                                               TAX-BASED              TAX-BASED              TAX-BASED              TAX-BASED
                                      DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM
                                         ORDINARY INCOME        LONG-TERM GAINS        ORDINARY INCOME        LONG-TERM GAINS
Moderate Allocation Portfolio                $ 9,818,148             $7,978,020            $ 1,283,679            $ 3,871,896
-----------------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation Portfolio           9,750,883              7,943,655              2,120,324              5,870,114
-----------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Portfolio                              --                     --             14,527,491              2,673,464
-----------------------------------------------------------------------------------------------------------------------------





NOTE 5--COMMITMENTS AND CONTINGENCIES:



As of December 31, 2009, the following Portfolios had unfunded loan commitments pursuant to the following loan agreements:



FLOATING RATE PORTFOLIO



                                UNFUNDED     UNREALIZED
 BORROWER                     COMMITMENT   APPRECIATION
Aleris International, Inc.
  DIP Term Loan due 2/15/10     $494,627        $12,534
-------------------------------------------------------
Total                                           $12,534
-------------------------------------------------------







HIGH YIELD CORPORATE BOND PORTFOLIO



                                UNFUNDED     UNREALIZED
 BORROWER                     COMMITMENT   DEPRECIATION
Lender Processing Services,
  Inc. Revolver due 7/2/13     $1,500,00      $(135,000)
-------------------------------------------------------
Total                                         $(135,000)
-------------------------------------------------------





NOTE 6--FOREIGN CURRENCY TRANSACTIONS, FOREIGN CURRENCY FORWARD CONTRACTS AND WRITTEN OPTIONS:



As of December 31, 2009, the following Portfolios held foreign currency:



HIGH YIELD CORPORATE BOND PORTFOLIO




                           CURRENCY          COST         VALUE
Canadian Dollar         CAD 410,250   USD 360,846   USD 392,264
---------------------------------------------------------------
Total                                  USD360,846    USD392,264
---------------------------------------------------------------





INCOME BUILDER PORTFOLIO




                                    CURRENCY           COST          VALUE
Australian Dollar                 AUD 18,720     USD 16,623     USD 16,815
--------------------------------------------------------------------------
Canadian Dollar                   CAD 58,697         55,848         56,123
--------------------------------------------------------------------------
Euro                             EUR 207,470        296,858        297,418
--------------------------------------------------------------------------
Japanese Yen                      JPY799,986          8,862          8,590
--------------------------------------------------------------------------
Pound Sterling                    GBP 55,913         89,331         90,311
--------------------------------------------------------------------------
Singapore Dollar                  SGD  2,660          1,875          1,893
--------------------------------------------------------------------------
Swiss Franc                       CHF  5,572          5,403          5,387
--------------------------------------------------------------------------
Total                                           USD 474,800    USD 476,537
--------------------------------------------------------------------------





INTERNATIONAL EQUITY PORTFOLIO





                                        CURRENCY            COST           VALUE
Australian Dollar                 AUD  1,100,480   USD   994,558   USD   988,506
--------------------------------------------------------------------------------
Canadian Dollar                   CAD    103,405          97,768          98,872
--------------------------------------------------------------------------------
Danish Krone                      DKK  1,508,369         292,529         290,582
--------------------------------------------------------------------------------
Euro                              EUR  6,041,078       8,718,632      8,660,187 (a)
--------------------------------------------------------------------------------
Hong Kong Dollar                  HKD        602              78              78
--------------------------------------------------------------------------------
Japanese Yen                     JPY 360,148,866       3,981,512      3,866,955 (a)
--------------------------------------------------------------------------------
Mexican Peso                      MXN  4,291,902         323,862         328,077
--------------------------------------------------------------------------------
Norwegian Krone                   NOK     51,601           8,579           8,912
--------------------------------------------------------------------------------
Pound Sterling                    GBP  1,752,737       2,838,471      2,831,022 (a)
--------------------------------------------------------------------------------
Singapore Dollar                  SGD    115,265          83,494          82,048
--------------------------------------------------------------------------------
Swedish Krona                     SEK    832,479         114,194         116,355
--------------------------------------------------------------------------------
Swiss Franc                       CHF  4,347,708       4,204,695       4,202,918
--------------------------------------------------------------------------------
Total                                             USD 21,658,372  USD 21,474,512
--------------------------------------------------------------------------------






(a) A portion of this amount is segregated as collateral for futures contracts.



                                                mainstayinvestments.com    M-347

As of December 31, 2009, the following Portfolios held foreign currency forward contracts:



INCOME BUILDER PORTFOLIO



                                                             CONTRACT             CONTRACT      UNREALIZED
                                                               AMOUNT               AMOUNT   APPRECIATION/
                                    COUNTERPARTY                 SOLD            PURCHASED  (DEPRECIATION)
Foreign Currency Sale
  Contracts:
----------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S.        ANZ Securities
  Dollar, expiring 1/7/10    Limited (Melbourne)       AUD  1,900,000        USD 1,682,640      USD(23,691)
----------------------------------------------------------------------------------------------------------
                                 Chase Manhattan
Euro vs. U.S. Dollar,
  expiring 1/7/10                      Frankfurt       EUR 25,550,000           36,671,915          44,780
----------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S.            Sumitomo Mitsui
  Dollar,  expiring 1/7/10               Banking      JPY 495,000,000            5,484,765         169,844
----------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S.
  Dollar, expiring 1/7/10    JPMorgan Chase Bank       GBP  5,300,000            8,541,692         (18,777)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  on foreign currency
  forward contracts                                                                            USD 172,156
----------------------------------------------------------------------------------------------------------





INTERNATIONAL EQUITY PORTFOLIO



                                                                       CONTRACT             CONTRACT      UNREALIZED
                                                                         AMOUNT               AMOUNT   APPRECIATION/
                                              COUNTERPARTY                 SOLD            PURCHASED  (DEPRECIATION)
Foreign Currency Sale Contracts:
--------------------------------------------------------------------------------------------------------------------
Canadian vs. Pound Sterling, expiring
  1/19/10                             HSBC Bank USA               CAD 3,992,500     GBP    2,433,413     USD 112,621
--------------------------------------------------------------------------------------------------------------------
Euro vs. Australian Dollar, expiring
  1/12/10                             HSBC Bank USA               EUR 2,073,604     AUD    3,530,000         195,988
--------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen,
  expiring 1/15/10                    HSBC Bank USA              CHF 12,800,000    JPY 1,103,552,000        (524,931)
--------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Swedish Krona,
  expiring 1/22/10                    HSBC Bank USA                  11,465,000     SEK   79,189,902         (15,046)
--------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward contracts                                                                    USD (231,368)
--------------------------------------------------------------------------------------------------------------------





During the year ended December 31, 2009, the following Portfolio had transactions in the following written options:



INTERNATIONAL EQUITY PORTFOLIO



                               NUMBER OF    PREMIUMS
                               CONTRACTS    RECEIVED
Options Outstanding at
  December 31, 2008                   --   $      --
----------------------------------------------------
Options--Written                   5,737     531,544
----------------------------------------------------
Options--Canceled in Closing
  Transactions                    (5,737)   (531,544)
----------------------------------------------------
Options Outstanding at
  December 31, 2009                   --   $      --
----------------------------------------------------







M-348    MainStay VP Series Fund, Inc.

NOTE 7--RESTRICTED SECURITIES:



As of December 31, 2009, the following Portfolios held restricted securities:



CONVERTIBLE PORTFOLIO



                                                  DATE OF      PRINCIPAL              12/31/09     PERCENT OF
                                              ACQUISITION         AMOUNT     COST        VALUE     NET ASSETS
At Home Corp.
  Convertible Bond 4.75%, due 12/31/49             5/4/01     $2,335,418      $--         $234            0.0%++
-------------------------------------------------------------------------------------------------------------





++ Less than one-tenth of a percent.



HIGH YIELD CORPORATE BOND PORTFOLIO



                                                          PRINCIPAL
                                            DATE(S) OF      AMOUNT/                          12/31/09   PERCENT OF
                                           ACQUISITION       SHARES              COST           VALUE   NET ASSETS
At Home Corp.
  Convertible Bond 0.525%, due
  12/28/18                                     8/31/01   $1,869,975        $       --      $      187          0.0%++
  Convertible Bond 4.75%, due 12/31/49         8/27/01    9,032,054            58,488             903          0.0++
------------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock 5.50%     6/16/04-2/1/06      278,000         6,646,200       3,762,452          0.2
------------------------------------------------------------------------------------------------------------------
Total                                                                      $6,704,688      $3,763,542          0.2%
------------------------------------------------------------------------------------------------------------------





++ Less than one-tenth of a percent.



NOTE 8--CUSTODIAN:



State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.



NOTE 9--LINE OF CREDIT:



The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.



Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment, payable regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the funds and the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Portfolios on the line of credit during the year ended December 31, 2009.



NOTE 10--PURCHASES AND SALES OF SECURITIES (IN 000S):



During the year ended December 31, 2009, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:



                                                                                                            CONSERVATIVE
                                                                                        COMMON               ALLOCATION
                                 BALANCED PORTFOLIO         BOND PORTFOLIO          STOCK PORTFOLIO          PORTFOLIO
                                --------------------   -----------------------   --------------------   -------------------
                                PURCHASES     SALES     PURCHASES      SALES     PURCHASES     SALES    PURCHASES    SALES
U.S. Government Securities       $ 54,459   $ 57,842   $  552,738   $  600,249    $     --   $     --    $     --   $    --
---------------------------------------------------------------------------------------------------------------------------
All Others                        168,304    163,429      625,576      424,473     600,101    710,841     137,948    93,343
---------------------------------------------------------------------------------------------------------------------------
Total                            $222,763   $221,271   $1,178,314   $1,024,722    $600,101   $710,841    $137,948   $93,343
---------------------------------------------------------------------------------------------------------------------------










                                                mainstayinvestments.com    M-349

                                                                                                                GROWTH
                                   CONVERTIBLE                FLOATING RATE                                   ALLOCATION
                                    PORTFOLIO                   PORTFOLIO         GOVERNMENT PORTFOLIO        PORTFOLIO
                              --------------------       ----------------------   --------------------   -------------------
                              PURCHASES     SALES        PURCHASES       SALES    PURCHASES     SALES    PURCHASES    SALES
U.S. Government Securities     $     --   $     --        $  8,542      $    --    $521,387   $491,073     $    --   $    --
----------------------------------------------------------------------------------------------------------------------------
All Others                      272,481    227,682         256,802       45,823      14,033     67,265      99,715    81,751
----------------------------------------------------------------------------------------------------------------------------
Total                          $272,481   $227,682        $265,344      $45,823    $535,420   $558,338     $99,715   $81,751
----------------------------------------------------------------------------------------------------------------------------








                                    GROWTH EQUITY        HIGH YIELD CORPORATE        ICAP SELECT              INCOME
                                      PORTFOLIO             BOND PORTFOLIO        EQUITY PORTFOLIO       BUILDER PORTFOLIO
                                --------------------     --------------------   --------------------   --------------------
                                PURCHASES     SALES      PURCHASES     SALES    PURCHASES     SALES    PURCHASES     SALES
U.S. Government Securities       $     --   $     --      $     --   $     --    $     --   $     --    $ 89,739   $130,499
---------------------------------------------------------------------------------------------------------------------------
All Others                        614,828    645,112       781,705    484,213     593,365    588,340     297,074    278,746
---------------------------------------------------------------------------------------------------------------------------
Total                            $614,828   $645,112      $781,705   $484,213    $593,365   $588,340    $386,813   $409,245
---------------------------------------------------------------------------------------------------------------------------








                                    INTERNATIONAL              LARGE CAP            MID CAP CORE             MODERATE
                                  EQUITY PORTFOLIO         GROWTH PORTFOLIO           PORTFOLIO        ALLOCATION PORTFOLIO
                                --------------------     --------------------   --------------------   --------------------
                                PURCHASES     SALES      PURCHASES     SALES    PURCHASES     SALES    PURCHASES     SALES
U.S. Government Securities       $     --   $     --      $     --   $     --    $     --   $     --    $     --   $     --
---------------------------------------------------------------------------------------------------------------------------
All Others                        362,985    363,151       195,091    198,295     606,061    512,605     213,246    140,875
---------------------------------------------------------------------------------------------------------------------------
Total                            $362,985   $363,151      $195,091   $198,295    $606,061   $512,605    $213,246   $140,875
---------------------------------------------------------------------------------------------------------------------------






                                                MODERATE GROWTH         S&P 500 INDEX         U.S. SMALL CAP
                                             ALLOCATION PORTFOLIO         PORTFOLIO              PORTFOLIO
                                             --------------------   --------------------   --------------------
                                             PURCHASES     SALES    PURCHASES     SALES    PURCHASES     SALES
U.S. Government Securities                    $     --   $     --    $     --   $     --    $     --   $     --
---------------------------------------------------------------------------------------------------------------
All Others                                     193,514    157,762     124,977    154,631     131,141    124,746
---------------------------------------------------------------------------------------------------------------
Total                                         $193,514   $157,762    $124,977   $154,631    $131,141   $124,746
---------------------------------------------------------------------------------------------------------------





NOTE 11--CAPITAL SHARE TRANSACTIONS:



Transactions in capital shares for the year ended December 31, 2009, and the year ended December 31, 2008, were as follows:



BALANCED PORTFOLIO





 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2009:
Shares sold                      120,271   $ 1,005,907
Shares issued to shareholders
  in reinvestment of dividends    26,133       250,434
Shares redeemed                 (154,843)   (1,325,004)
                                ----------------------
Net decrease                      (8,439)  $   (68,663)
                                ======================
Year ended December 31, 2008:
Shares sold                      142,183   $ 1,370,491
Shares issued to shareholders
  in reinvestment of
  distributions                    3,367        27,301
Shares redeemed                 (170,597)   (1,612,493)
                                ----------------------
Net decrease                     (25,047)  $  (214,701)
                                ======================








 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    1,025,223   $  8,894,265
Shares issued to
  shareholders in
  reinvestment of dividends      363,369      3,468,689
Shares redeemed               (2,683,660)   (22,557,810)
                              -------------------------
Net decrease                  (1,295,068)  $(10,194,856)
                              =========================
Year ended December 31,
  2008:
Shares sold                      972,129   $  9,799,635
Shares issued to
  shareholders in
  reinvestment of
  distributions                   58,212        469,960
Shares redeemed               (4,415,462)   (42,696,187)
                              -------------------------
Net decrease                  (3,385,121)  $(32,426,592)
                              =========================







M-350    MainStay VP Series Fund, Inc.

BOND PORTFOLIO





 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31, 2009:
Shares sold                    7,707,660   $ 109,185,957
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,672,245      23,707,301
Shares redeemed               (5,709,399)    (79,505,662)
                             ---------------------------
Net increase                   3,670,506   $  53,387,596
                             ===========================
Year ended December 31,
  2008:
Shares sold                    7,506,622   $ 104,835,197
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,537,820      20,107,978
Shares redeemed              (12,812,028)   (177,917,008)
                             ---------------------------
Net decrease                  (3,767,586)  $ (52,973,833)
                             ===========================








 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    4,079,516   $ 57,555,371
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              688,489      9,707,505
Shares redeemed               (2,202,533)   (30,751,586)
                              -------------------------
Net increase                   2,565,472   $ 36,511,290
                              =========================
Year ended December 31,
  2008:
Shares sold                    5,046,444   $ 70,776,752
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              597,789      7,778,021
Shares redeemed               (2,432,500)   (33,578,177)
                              -------------------------
Net increase                   3,211,733   $ 44,976,596
                              =========================





CASH MANAGEMENT PORTFOLIO





 INITIAL CLASS (AT $1 PER SHARE)            SHARES
Year ended December 31, 2009:
Shares sold                                495,01-
                                             3,225
Shares issued to shareholders in
  reinvestment of dividends                470,187
Shares redeemed                            (826,2-
                                            46,338)
                                          ========
Net decrease                               (330,7-
                                            62,926)
                                          ========
Year ended December 31, 2008:
Shares sold                                906,94-
                                             5,592
Shares issued to shareholders in           17,443-
  reinvestment of dividends                   ,922
Shares redeemed                            (433,7-
                                            91,350)
                                          ========
Net increase                               490,59-
                                             8,164
                                          ========





COMMON STOCK PORTFOLIO





 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31, 2009:
Shares sold                    2,475,234   $  28,065,456
Shares issued to
  shareholders in
  reinvestment of dividends      797,209      11,018,098
Shares redeemed              (12,204,498)   (153,415,868)
                             ---------------------------
Net decrease                  (8,932,055)  $(114,332,314)
                             ===========================
Year ended December 31,
  2008:
Shares sold                    5,089,064   $  96,317,385
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            9,653,373     120,139,727
Shares redeemed               (5,747,261)   (107,237,637)
                             ---------------------------
Net increase                   8,995,176   $ 109,219,475
                             ===========================






 SERVICE CLASS                   SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                     487,862   $  5,911,824
Shares issued to shareholders
  in reinvestment of
  dividends                      70,461        969,797
Shares redeemed                (513,743)    (6,178,812)
                               -----------------------
Net increase                     44,580   $    702,809
                               =======================
Year ended December 31, 2008:
Shares sold                     479,346   $  9,204,859
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   831,454     10,301,161
Shares redeemed                (571,263)   (10,731,910)
                               -----------------------
Net increase                    739,537   $  8,774,110
                               =======================





CONSERVATIVE ALLOCATION PORTFOLIO



 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2009:
Shares sold                      298,517   $ 2,868,578
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               25,541       259,195
Shares redeemed                 (114,171)   (1,118,443)
                                ----------------------
Net increase                     209,887   $ 2,009,330
                                ======================
Year ended December 31, 2008:
Shares sold                      350,430   $ 3,522,442
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                4,201        37,109
Shares redeemed                 (146,558)   (1,459,381)
                                ----------------------
Net increase                     208,073   $ 2,100,170
                                ======================






                                                mainstayinvestments.com    M-351

 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    7,313,368   $ 70,435,790
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,192,424     12,056,038
Shares redeemed               (3,939,578)   (36,624,838)
                              -------------------------
Net increase                   4,566,214   $ 45,866,990
                              =========================
Year ended December 31,
  2008:
Shares sold                   10,871,439   $111,416,494
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              201,929      1,778,873
Shares redeemed               (3,876,611)   (38,313,649)
                              -------------------------
Net increase                   7,196,757   $ 74,881,718
                              =========================





CONVERTIBLE PORTFOLIO



 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    1,278,605   $ 11,107,557
Shares issued to
  shareholders in
  reinvestment of dividends      345,996      3,413,090
Shares redeemed               (2,874,052)   (24,170,551)
                              -------------------------
Net decrease                  (1,249,451)  $ (9,649,904)
                              =========================
Year ended December 31,
  2008:
Shares sold                      890,495   $ 10,902,856
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,914,482     27,953,863
Shares redeemed               (3,577,503)   (41,038,246)
                              -------------------------
Net increase (decrease)        1,227,474   $ (2,181,527)
                              =========================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    6,438,013   $ 57,050,296
Shares issued to
  shareholders in
  reinvestment of dividends      368,031      3,613,593
Shares redeemed               (1,611,021)   (13,095,614)
                              -------------------------
Net increase                   5,195,023   $ 47,568,275
                              =========================
Year ended December 31,
  2008:
Shares sold                    3,592,705   $ 43,728,055
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,338,073     23,740,122
Shares redeemed               (1,560,744)   (16,326,583)
                              -------------------------
Net increase                   5,370,034   $ 51,141,594
                              =========================





FLOATING RATE PORTFOLIO



 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2009:
Shares sold                    4,928,329   $41,070,636
Shares issued to shareholders
  in reinvestment of
  dividends                      337,256     2,827,510
Shares redeemed                 (856,801)   (6,601,655)
                               -----------------------
Net increase                   4,408,784   $37,296,491
                               =======================
Year ended December 31, 2008:
Shares sold                    2,120,141   $17,770,490
Shares issued to shareholders
  in reinvestment of
  dividends                      366,391     3,123,347
Shares redeemed                 (751,455)   (6,289,146)
                               -----------------------
Net increase                   1,735,077   $14,604,691
                               =======================






 SERVICE CLASS                    SHARES          AMOUNT
Year ended December 31, 2009:
Shares sold                   15,584,510   $ 129,833,558
Shares issued to
  shareholders in
  reinvestment of dividends      944,981       7,927,689
Shares redeemed               (3,569,118)    (29,451,664)
                             ---------------------------
Net increase                  12,960,373   $ 108,309,583
                             ===========================
Year ended December 31,
  2008:
Shares sold                    2,382,175   $  20,932,253
Shares issued to
  shareholders in
  reinvestment of dividends    1,292,339      11,121,362
Shares redeemed              (11,591,286)   (100,578,873)
                             ---------------------------
Net decrease                  (7,916,772)  $ (68,525,258)
                             ===========================





GOVERNMENT PORTFOLIO



 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    1,680,434   $ 19,605,006
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              563,196      6,508,936
Shares redeemed               (5,295,255)   (61,743,296)
                              -------------------------
Net decrease                  (3,051,625)  $(35,629,354)
                              =========================
Year ended December 31,
  2008:
Shares sold                    5,333,910   $ 60,163,623
Shares issued to
  shareholders in
  reinvestment of dividends      547,408      5,950,761
Shares redeemed               (3,689,396)   (41,549,483)
                              -------------------------
Net increase                   2,191,922   $ 24,564,901
                              =========================







M-352    MainStay VP Series Fund, Inc.

 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    3,878,696   $ 44,967,872
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              583,738      6,705,771
Shares redeemed               (7,032,556)   (81,535,052)
                              -------------------------
Net decrease                  (2,570,122)  $(29,861,409)
                              =========================
Year ended December 31,
  2008:
Shares sold                   13,021,383   $146,286,744
Shares issued to
  shareholders in
  reinvestment of dividends      525,481      5,681,337
Shares redeemed               (3,105,358)   (34,788,745)
                              -------------------------
Net increase                  10,441,506   $117,179,336
                              =========================





GROWTH ALLOCATION PORTFOLIO



 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2009:
Shares sold                      792,472   $ 5,618,241
Shares issued to shareholders
  in reinvestment of dividends
  and distributions              107,908       899,341
Shares redeemed                 (271,372)   (2,079,389)
                                ----------------------
Net increase                     629,008   $ 4,438,193
                                ======================
Year ended December 31, 2008:
Shares sold                      822,672   $ 8,092,274
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               79,264       571,891
Shares redeemed                 (132,219)   (1,229,771)
                                ----------------------
Net increase                     769,717   $ 7,434,394
                                ======================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    3,963,597   $ 29,344,522
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              770,433      6,407,548
Shares redeemed               (2,340,183)   (17,374,029)
                              -------------------------
Net increase                   2,393,847   $ 18,378,041
                              =========================
Year ended December 31,
  2008:
Shares sold                    6,032,465   $ 58,599,041
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              647,987      4,666,307
Shares redeemed               (1,849,075)   (17,348,315)
                              -------------------------
Net increase                   4,831,377   $ 45,917,033
                              =========================





GROWTH EQUITY PORTFOLIO



 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31, 2009:
Shares sold                      578,773   $  11,557,350
Shares issued to
  shareholders in
  reinvestment of dividends      106,186       2,207,215
Shares redeemed               (2,704,197)    (48,831,277)
                              --------------------------
Net decrease                  (2,019,238)  $ (35,066,712)
                              ==========================
Year ended December 31,
  2008:
Shares sold                      636,420   $  13,937,490
Shares issued to
  shareholders in
  reinvestment of dividends      163,223       2,857,612
Shares redeemed               (4,617,085)   (103,589,364)
                              --------------------------
Net decrease                  (3,817,442)  $ (86,794,262)
                              ==========================






 SERVICE CLASS                   SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                     174,626   $  3,186,436
Shares issued to shareholders
  in reinvestment of
  dividends                       5,059        104,825
Shares redeemed                (359,162)    (6,279,706)
                               -----------------------
Net decrease                   (179,477)  $ (2,988,445)
                               =======================
Year ended December 31, 2008:
Shares sold                     259,398   $  5,738,859
Shares issued to shareholders
  in reinvestment of
  dividends                       7,456        130,025
Shares redeemed                (461,798)   (10,405,531)
                               -----------------------
Net decrease                   (194,944)  $ (4,536,647)
                               =======================





HIGH YIELD CORPORATE BOND PORTFOLIO



 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31, 2009:
Shares sold                    9,207,646   $  71,453,124
Shares issued to
  shareholders in
  reinvestment of dividends    5,548,202      47,978,241
Shares redeemed              (11,871,036)    (93,894,520)
                             ---------------------------
Net increase                   2,884,812   $  25,536,845
                             ===========================
Year ended December 31,
  2008:
Shares sold                    5,750,002   $  50,614,727
Shares issued to
  shareholders in
  reinvestment of dividends    8,419,736      60,036,628
Shares redeemed              (25,534,986)   (238,410,654)
                             ---------------------------
Net decrease                 (11,365,248)  $(127,759,299)
                             ===========================






                                                mainstayinvestments.com    M-353

 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                   29,659,194   $240,958,150
Shares issued to
  shareholders in
  reinvestment of dividends    6,261,315     53,876,110
Shares redeemed               (3,918,386)   (31,333,717)
                              -------------------------
Net increase                  32,002,123   $263,500,543
                              =========================
Year ended December 31,
  2008:
Shares sold                    6,092,355   $ 54,710,716
Shares issued to
  shareholders in
  reinvestment of dividends    6,928,207     49,201,753
Shares redeemed               (9,445,468)   (84,902,930)
                              -------------------------
Net increase                   3,575,094   $ 19,009,539
                              =========================





ICAP SELECT EQUITY PORTFOLIO



 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    2,922,969   $ 27,167,247
Shares issued in connection
  with the acquisition of VP
  Mid Cap Value Portfolio     14,393,443    152,721,845
Shares issued to
  shareholders in
  reinvestment of dividends      850,858      8,840,272
Shares redeemed               (8,241,391)   (71,653,407)
                              -------------------------
Net increase                   9,925,879   $117,075,957
                              =========================
Year ended December 31,
  2008:
Shares sold                    5,089,584   $ 58,326,226
Shares issued in connection
  with the acquisition of VP
  Value Portfolio             36,783,525    514,529,339
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,801,658     24,737,035
Shares redeemed               (8,031,366)   (92,832,130)
                              -------------------------
Net increase                  36,643,401   $504,760,470
                              =========================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    3,435,034   $ 31,627,208
Shares issued in connection
  with the acquisition of VP
  Mid Cap Value Portfolio     12,458,841    131,250,086
Shares issued to
  shareholders in
  reinvestment of dividends      375,115      3,870,673
Shares redeemed               (2,316,826)   (20,322,797)
                              -------------------------
Net increase                  13,952,164   $146,425,170
                              =========================
Year ended December 31,
  2008:
Shares sold                    4,451,840   $ 53,399,240
Shares issued in connection
  with the acquisition of VP
  Value Portfolio              9,163,348    127,386,995
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,194,688     10,480,251
Shares redeemed               (2,272,931)   (24,016,167)
                              -------------------------
Net increase                  12,536,945   $167,250,319
                              =========================





INCOME BUILDER PORTFOLIO



 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                      265,008   $  2,921,976
Shares issued to
  shareholders in
  reinvestment of dividends      616,870      7,478,197
Shares redeemed               (3,609,490)   (40,556,894)
                              -------------------------
Net decrease                  (2,727,612)  $(30,156,721)
                              =========================
Year ended December 31,
  2008:
Shares sold                      311,538   $  4,876,748
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            4,295,654     46,287,573
Shares redeemed               (4,660,713)   (72,768,401)
                              -------------------------
Net decrease                     (53,521)  $(21,604,080)
                              =========================






 SERVICE CLASS                   SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                     393,411   $  4,543,770
Shares issued to shareholders
  in reinvestment of
  dividends                     115,165      1,392,387
Shares redeemed                (493,112)    (5,457,444)
                               -----------------------
Net increase                     15,464   $    478,713
                               =======================
Year ended December 31, 2008:
Shares sold                     374,719   $  5,977,109
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   739,953      7,948,932
Shares redeemed                (669,014)   (10,476,615)
                               -----------------------
Net increase                    445,658   $  3,449,426
                               =======================







M-354    MainStay VP Series Fund, Inc.

INTERNATIONAL EQUITY PORTFOLIO



 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    1,631,983   $ 18,436,368
Shares issued to
  shareholders in
  reinvestment of dividends    1,313,622     16,571,711
Shares redeemed               (4,252,920)   (47,333,588)
                              -------------------------
Net decrease                  (1,307,315)  $(12,325,509)
                              =========================
Year ended December 31,
  2008:
Shares sold                    2,866,018   $ 43,016,922
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,718,710     39,882,619
Shares redeemed               (4,537,458)   (67,531,895)
                              -------------------------
Net increase                   2,047,270   $ 15,367,646
                              =========================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    1,957,868   $ 23,111,326
Shares issued to
  shareholders in
  reinvestment of dividends    1,263,497     15,834,103
Shares redeemed               (2,098,635)   (22,903,980)
                              -------------------------
Net increase                   1,122,730   $ 16,041,449
                              =========================
Year ended December 31,
  2008:
Shares sold                    2,229,625   $ 36,227,999
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,374,637     35,960,595
Shares redeemed               (2,515,786)   (35,775,207)
                              -------------------------
Net increase                   3,088,476   $ 36,413,387
                              =========================





LARGE CAP GROWTH PORTFOLIO



 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    2,278,082   $ 24,344,939
Shares redeemed               (4,466,773)   (49,178,748)
                              -------------------------
Net decrease                  (2,188,691)  $(24,833,809)
                              =========================
Year ended December 31,
  2008:
Shares sold                    6,511,383   $ 78,988,780
Shares issued to
  shareholders in
  reinvestment of dividends       18,035        175,654
Shares redeemed               (4,140,334)   (53,210,446)
                              -------------------------
Net increase                   2,389,084   $ 25,953,988
                              =========================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    2,679,486   $ 28,760,301
Shares redeemed                 (960,329)    (9,521,005)
                              -------------------------
Net increase                   1,719,157   $ 19,239,296
                              =========================
Year ended December 31,
  2008:
Shares sold                    3,538,432   $ 45,196,071
Shares redeemed               (1,031,722)   (11,836,410)
                              -------------------------
Net increase                   2,506,710   $ 33,359,661
                              =========================





MID CAP CORE PORTFOLIO



 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                   14,327,505   $122,174,244
Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Mid Cap Growth
  Portfolio                   10,462,490     96,324,910
Shares issued to
  shareholders in
  reinvestment of dividends      103,720        965,845
Shares redeemed               (4,104,829)   (29,612,158)
                              -------------------------
Net increase                  20,788,886   $189,852,841
                              =========================
Year ended December 31,
  2008:
Shares sold                    1,987,636   $ 23,297,309
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,747,599     19,985,378
Shares redeemed               (2,993,426)   (36,753,521)
                              -------------------------
Net increase                   1,741,809   $  6,529,166
                              =========================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    1,175,441   $  9,229,927
Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Mid Cap Growth
  Portfolio                   14,294,324    130,824,907
Shares issued to
  shareholders in
  reinvestment of dividends       25,895        239,781
Shares redeemed               (1,767,825)   (13,598,859)
                              -------------------------
Net increase                  13,727,835   $126,695,756
                              =========================
Year ended December 31,
  2008:
Shares sold                    1,439,258   $ 15,835,598
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,232,639     16,140,836
Shares redeemed               (1,926,669)   (22,902,549)
                              -------------------------
Net increase                   1,745,228   $  9,073,885
                              =========================






                                                mainstayinvestments.com    M-355

MODERATE ALLOCATION PORTFOLIO



 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2009:
Shares sold                      541,309   $ 4,780,564
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               83,941       804,876
Shares redeemed                 (201,270)   (1,730,306)
                                ----------------------
Net increase                     423,980   $ 3,855,134
                                ======================
Year ended December 31, 2008:
Shares sold                      614,253   $ 6,186,918
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               28,486       237,577
Shares redeemed                 (152,588)   (1,482,782)
                                ----------------------
Net increase                     490,151   $ 4,941,713
                                ======================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                   10,566,980   $ 95,102,751
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,775,727     16,991,292
Shares redeemed               (4,188,335)   (36,114,355)
                              -------------------------
Net increase                   8,154,372   $ 75,979,688
                              =========================
Year ended December 31,
  2008:
Shares sold                   13,388,030   $137,269,669
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              591,027      4,917,998
Shares redeemed               (4,189,214)   (40,184,059)
                              -------------------------
Net increase                   9,789,843   $102,003,608
                              =========================





MODERATE GROWTH ALLOCATION PORTFOLIO



 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2009:
Shares sold                      685,166   $ 5,505,028
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    147,589     1,320,514
Shares redeemed                 (351,240)   (2,848,596)
                               -----------------------
Net increase                     481,515   $ 3,976,946
                               =======================
Year ended December 31, 2008:
Shares sold                    1,059,599   $10,309,979
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     74,459       573,536
Shares redeemed                 (173,071)   (1,671,819)
                               -----------------------
Net increase                     960,987   $ 9,211,696
                               =======================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    7,431,564   $ 61,866,200
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,833,137     16,374,024
Shares redeemed               (4,660,672)   (36,561,090)
                              -------------------------
Net increase                   4,604,029   $ 41,679,134
                              =========================
Year ended December 31,
  2008:
Shares sold                   12,136,030   $121,169,287
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              964,351      7,416,902
Shares redeemed               (3,986,464)   (37,333,231)
                              -------------------------
Net increase                   9,113,917   $ 91,252,958
                              =========================





S&P 500 INDEX PORTFOLIO



 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31, 2009:
Shares sold                    1,001,800   $  17,597,886
Shares issued to
  shareholders in
  reinvestment of dividends      822,449      17,673,412
Shares redeemed               (4,734,687)    (89,158,779)
                              --------------------------
Net decrease                  (2,910,438)  $ (53,887,481)
                              ==========================
Year ended December 31,
  2008:
Shares sold                    2,158,402   $  53,949,343
Shares issued to
  shareholders in
  reinvestment of dividends    1,054,817      20,326,838
Shares redeemed               (6,625,700)   (167,128,559)
                              --------------------------
Net decrease                  (3,412,481)  $ (92,852,378)
                              ==========================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                      915,221   $ 17,059,076
Shares issued to
  shareholders in
  reinvestment of dividends      224,749      4,818,930
Shares redeemed               (1,158,370)   (21,392,843)
                              -------------------------
Net increase (decrease)          (18,400)  $    485,163
                              =========================
Year ended December 31,
  2008:
Shares sold                      896,314   $ 22,306,709
Shares issued to
  shareholders in
  reinvestment of dividends      260,285      5,002,202
Shares redeemed               (1,402,705)   (34,146,396)
                              -------------------------
Net decrease                    (246,106)  $ (6,837,485)
                              =========================







M-356    MainStay VP Series Fund, Inc.

U.S. SMALL CAP PORTFOLIO



 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    1,796,632   $ 11,520,187
Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Small Cap
  Growth Portfolio             7,069,240     50,312,188
Shares redeemed               (1,478,518)    (9,896,864)
                              -------------------------
Net increase                   7,387,354   $ 51,935,511
                              =========================
Year ended December 31,
  2008:
Shares sold                      388,741   $  4,670,439
Shares issued to
  shareholders in
  reinvestment of
  distributions                  958,722      5,389,734
Shares redeemed                 (927,957)   (10,387,447)
                              -------------------------
Net increase (decrease)          419,506   $   (327,274)
                              =========================






 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    1,441,030   $  9,127,619
Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Small Cap
  Growth Portfolio             8,178,980     56,833,868
Shares redeemed                 (996,481)    (5,961,978)
                              -------------------------
Net increase                   8,623,529   $ 59,999,509
                              =========================
Year ended December 31,
  2008:
Shares sold                    1,367,975   $ 14,732,215
Shares issued to
  shareholders in
  reinvestment of
  distributions                2,146,391     11,811,221
Shares redeemed               (1,265,718)   (13,523,265)
                              -------------------------
Net increase                   2,248,648   $ 13,020,171
                              =========================





NOTE 12--MONEY MARKET GUARANTEE PROGRAM:



The following discussion pertains only to the Cash Management Portfolio.



The Portfolio participated in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program sought to guarantee the NAVs of certain shares of participating money market funds as of September 19, 2008. To the extent that funds were available in the Program, any shares held by an investor in the Portfolios as of the close of business on September 19, 2008 were insured against loss during the duration of the Program--September 19, 2008 through September 18, 2009. The total cost of these payments equaled approximately 0.03% of the applicable assets of the Portfolio. This expense was borne by the Portfolio without regard to any expense limitation then in effect.



NOTE 13--OTHER MATTERS:



On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of and administrative cease and desist order finding violations of Sections 15(c) and 34 (b) of the Investment Company Act, Section 206(2) of the Investment Advisers Act, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Fund.





NOTE 14--FUND ACQUISITIONS:



At a meeting held on June 23, 2009, the Board approved plans of reorganization whereby ICAP Select Equity Portfolio, Mid Cap Core Portfolio, and U.S. Small Cap Portfolio (formerly the Developing Growth Portfolio) would acquire the assets, including the investments, and assume the liabilities of Mid Cap Value Portfolio, Mid Cap Growth Portfolio, and Small Cap Growth Portfolio, respectively. Each of these reorganizations was conducted in connection with a larger initiative involving a number of funds in the MainStay Group of Funds, including these Portfolios, that was designed to reposition, rationalize, and streamline the MainStay Group of Funds to reduce duplication among funds and strengthen the fund lineup overall. With respect to each reorganization, New York Life Investments believed that shareholders of the acquired Portfolio would benefit over the longer term from the potential for asset growth of the acquiring Portfolio. In the case of the reorganization of the Mid Cap Value Portfolio with and into the ICAP Select Equity Portfolio, New York Life Investments believed that shareholders of the Mid Cap Value Portfolio also would have an improved potential for greater investment returns over the longer term as shareholders of the ICAP Select Equity Portfolio because of the portfolio management


                                                mainstayinvestments.com    M-357
expertise of ICAP, the Subadvisor of the ICAP Select Equity Portfolio. In the case of the reorganization of the Mid Cap Growth Portfolio with and into the Mid Cap Core Portfolio, New York Life Investments believed that shareholders of the Mid Cap Growth Portfolio also would benefit over the longer term from the better coverage of the mid cap universe that consolidating to a single mid cap strategy with a more "core," or central, investment style is expected to provide for shareholders. In the case of the reorganization of the Small Cap Growth Portfolio with and into the U.S. Small Cap Portfolio, shareholders of the Small Cap Growth Portfolio were offered a materially identical investment strategy (following the repositioning of their Portfolio) that had a lower management fee and lower total Portfolio operating expenses. In evaluating each of these reorganizations, the Board considered the recommendations of New York Life Investments among several other factors.



On November 20, 2009, ICAP Select Equity Portfolio acquired the assets, including the investments, and assumed the liabilities of Mid Cap Value Portfolio. This transaction was completed after shareholders of Mid Cap Value Portfolio approved the plan of reorganization on October 16, 2009. The aggregate net assets of ICAP Select Equity Portfolio immediately before the acquisition were $793,903,292 and the combined net assets after the acquisition were $1,077,875,223.



The acquisition was accomplished by a tax-free exchange of the following:



                                  SHARES          VALUE
Mid Cap Value Portfolio
Initial Class                 19,779,053   $152,721,845
Service Class                 17,024,645    131,250,086
-------------------------------------------------------





In exchange for the Mid Cap Value Portfolio shares and net assets, ICAP Select Equity Portfolio issued 14,393,443 Initial Class shares and 12,458,841 Service Class shares.



Mid Cap Value Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:



                                                                     UNREALIZED   ACCUMULATED NET   UNDISTRIBUTED NET
                                TOTAL NET ASSETS   CAPITAL STOCK   APPRECIATION     REALIZED LOSS     INVESTMENT LOSS
Mid Cap Value Portfolio             $283,971,931    $376,073,252       $825,808      $(92,887,298)           $(39,831)
---------------------------------------------------------------------------------------------------------------------







Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of ICAP Select Equity Portfolio, ICAP Select Equity Portfolio's pro forma results of operations for the year ended December 31, 2009, are as follows:



-------------------------------------------------
Net investment income                $ 13,096,217
-------------------------------------------------
Net gain on investments              $220,720,197
-------------------------------------------------
Net increase in net assets
  resulting from operations          $233,816,414
-------------------------------------------------





Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Mid Cap Value Portfolio that have been included in ICAP Select Equity Portfolio's Statement of Operations since December 31, 2008.



On November 20, 2009, Mid Cap Core Portfolio acquired the assets, including the investments, and assumed the liabilities of Mid Cap Growth Portfolio. This transaction was completed after shareholders of Mid Cap Growth Portfolio approved the plan of reorganization on October 16, 2009. The aggregate net assets of Mid Cap Core Portfolio immediately before the acquisition were $341,696,417 and the combined net assets after the acquisition were $568,846,234.



The acquisition was accomplished by a tax-free exchange of the following:



                                  SHARES          VALUE
Mid Cap Growth Portfolio
Initial Class                 10,145,077   $ 96,324,910
Service Class                 14,054,465    130,824,907
-------------------------------------------------------







In exchange for the Mid Cap Growth Portfolio shares and net assets, Mid Cap Core Portfolio issued 10,462,490 Initial Class shares and 14,294,324 Service Class shares.



Mid Cap Growth Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:



                                                                    UNREALIZED   ACCUMULATED NET   UNDISTRIBUTED NET
                               TOTAL NET ASSETS   CAPITAL STOCK   APPRECIATION     REALIZED LOSS   INVESTMENT INCOME
Mid Cap Growth Portfolio           $227,149,817    $324,043,497    $13,585,265     $(111,234,966)           $756,021
--------------------------------------------------------------------------------------------------------------------







M-358    MainStay VP Series Fund, Inc.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of Mid Cap Core Portfolio, Mid Cap Core Portfolio's pro forma results of operations for the year ended December 31, 2009, are as follows:



--------------------------------------------------
Net investment income                 $  1,792,665
--------------------------------------------------
Net gain on investments               $138,794,931
--------------------------------------------------
Net increase in net assets resulting
  from operations                     $140,587,596
--------------------------------------------------





Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Mid Cap Growth Portfolio that have been included in Mid Cap Core Portfolio's Statement of Operations since December 31, 2008.



On November 20, 2009, U.S. Small Cap Portfolio acquired the assets, including the investments, and assumed the liabilities of Small Cap Growth Portfolio. Shareholders of Small Cap Growth Portfolio were not asked to vote on the reorganization, in accordance with the Articles of Incorporation and By-Laws of the Fund, applicable state law, and the Investment Company Act and Rule 17a-8 thereunder. The aggregate net assets of U.S. Small Cap Portfolio immediately before the acquisition were $70,834,200 and the combined net assets after the acquisition were $177,980,256.



The acquisition was accomplished by a tax-free exchange of the following:



                                  SHARES         VALUE
Small Cap Growth Portfolio
Initial Class                  9,032,192   $50,312,188
Service Class                 10,434,867    56,833,868
------------------------------------------------------





In exchange for the Small Cap Growth Portfolio shares and net assets, U.S. Small Cap Portfolio issued 7,069,240 Initial Class shares and 8,178,980 Service Class shares.



Small Cap Growth Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:



                                                                     UNREALIZED   ACCUMULATED NET   UNDISTRIBUTED NET
                                TOTAL NET ASSETS   CAPITAL STOCK   APPRECIATION     REALIZED LOSS     INVESTMENT LOSS
Small Cap Growth Portfolio          $107,146,056    $147,902,456       $995,506      $(41,390,160)          $(361,746)
---------------------------------------------------------------------------------------------------------------------





Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of U.S. Small Cap Portfolio, U.S. Small Cap Portfolio's pro forma results of operations for the year ended December 31, 2009, are as follows:



-------------------------------------------------
Net investment loss                   $  (469,022)
-------------------------------------------------
Net gain on investments               $42,986,565
-------------------------------------------------
Net increase in net assets resulting
  from operations                     $42,517,543
-------------------------------------------------





Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Small Cap Growth Portfolio that have been included in U.S. Small Cap Portfolio's Statement of Operations since December 31, 2008.



NOTE 15--SUBSEQUENT EVENTS:



In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



                                                mainstayinvestments.com    M-359

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of

MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Bond Portfolio, Cash Management Portfolio, Common Stock Portfolio, Conservative Allocation Portfolio, Convertible Portfolio, Floating Rate Portfolio, Government Portfolio, Growth Allocation Portfolio, Growth Equity Portfolio (formerly Capital Appreciation Portfolio), High Yield Corporate Bond Portfolio, ICAP Select Equity Portfolio, Income Builder Portfolio (formerly Total Return Portfolio), International Equity Portfolio, Large Cap Growth Portfolio, Mid Cap Core Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, S&P 500 Index Portfolio and U.S. Small Cap Portfolio (formerly Developing Growth Portfolio) (constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, agent banks, brokers and transfer agents of the underlying funds, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York

February 16, 2010




M-360    MainStay VP Series Fund, Inc.

SPECIAL MEETING OF SHAREHOLDERS



Pursuant to notice, a special meeting of shareholders of the MainStay VP Growth Equity Portfolio (formerly MainStay VP Capital Appreciation Portfolio) was held on October 16, 2009 at the offices of New York Life Investments in Parsippany, New Jersey. The purpose of the meeting was to approve a Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC to appoint Madison Square Investors LLC as the Subadvisor to the Portfolio.



No other business came before the special meeting. The proposal to appoint Madison Square Investors LLC was approved by the shareholders of the Portfolio as shown below:



                            VOTES
 VOTES FOR                AGAINST   ABSTENTIONS        TOTAL
20,161,701              1,041,636       365,122   21,568,459
------------------------------------------------------------




PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolios' Forms N-Q are available without charge, on the SEC's website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You can also obtain and review copies of a Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.



                                                mainstayinvestments.com    M-361

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y.    Indefinite;     Member of the Board of            65        None
KIM        ECLIPSE         Managers, President and
9/24/60    TRUST:          Chief Executive Officer
           Trustee since   (since 2008) of New York
           2008 (2         Life Investment Management
           funds);         LLC and New York Life
           ECLIPSE FUNDS   Investment Management
           INC.:           Holdings LLC; Member of
           Director        the Board of Managers,
           since 2008      MacKay Shields LLC (since
           (21 funds);     2008); Chairman of the
           ICAP FUNDS,     Board, Institutional
           INC.:           Capital LLC, Madison
           Director        Capital LLC, McMorgan &
           since 2008 (4   Company LLC, Chairman and
           funds);         Chief Executive Officer,
           MAINSTAY        NYLIFE Distributors LLC
           TRUST:          and Chairman of the Board
           Trustee since   of Managers, NYLCAP
           2008 (14        Manager, LLC (since 2008);
           funds);         President, Prudential
           MAINSTAY        Retirement, a business
           FUNDS TRUST:    unit of Prudential
           Trustee since   Financial, Inc. (2002 to
           April 2009 (4   2007)
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2008
           (20
           portfolios).
-------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



M-362    MainStay VP Series Fund, Inc.

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B.   Indefinite;     President, Strategic              65        Trustee, Legg Mason
KERLEY     ECLIPSE         Management Advisors LLC                     Partners Funds, Inc.,
8/12/51    TRUST:          (since 1990)                                since 1991 (59 portfolios)
           Chairman
           since 2005,
           and Trustee
           since 2000 (2
           funds);
           ECLIPSE FUNDS
           INC.:
           Chairman
           since 2005
           and Director
           since 1990
           (21 funds);
           ICAP FUNDS,
           INC.:
           Chairman and
           Director
           since 2006 (4
           funds);
           MAINSTAY
           TRUST:
           Chairman and
           Board Member
           since 2007;
           MAINSTAY
           FUNDS TRUST:
           Chairman and
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Chairman and
           Director
           since 2007
           (20
           portfolios).
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         65        Trustee, State Farm
LATSHAW    ECLIPSE         Young LLP (2002 to 2003);                   Associates Funds Trusts
3/27/51    TRUST:          Partner, Arthur Andersen                    since 2005 (4 portfolios);
           Trustee and     LLP (1989 to 2002);                         Trustee, State Farm Mutual
           Audit           Consultant to the MainStay                  Fund Trust since 2005 (15
           Committee       Funds Audit and Compliance                  portfolios); Trustee,
           Financial       Committee (2004 to 2006)                    State Farm Variable
           Expert since                                                Product Trust since 2005
           2007 (2                                                     (9 portfolios)
           funds);
           ECLIPSE FUNDS
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (21
           funds);
           ICAP FUNDS,
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee and
           Audit
           Committee
           Financial
           Expert since
           2006 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee and
           Audit
           Committee
           Financial
           Expert since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (20
           portfolios).
-------------------------------------------------------------------------------------------------





                                                mainstayinvestments.com    M-363

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

PETER      Indefinite;     Independent Consultant;           65        None
MEENAN     ECLIPSE         President and Chief
12/5/41    TRUST:          Executive Officer,
           Trustee since   Babson--United, Inc.
           2002 (2         (financial services firm)
           funds);         (2000 to 2004);
           ECLIPSE FUNDS   Independent Consultant
           INC.:           (1999 to 2000); Head of
           Director        Global Funds, Citicorp
           since 2002      (1995 to 1999)
           (21 funds);
           ICAP FUNDS,
           INC.:
           Director
           since 2006 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2007
           (20
           portfolios).
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            65        None
H. NOLAN,  ECLIPSE         Capital Management;
JR.        TRUST:          President--Shields/Alli-
11/16/46   Trustee since   ance, Alliance Capital
           2007 (2         Management (1994 to 2004)
           funds);
           ECLIPSE FUNDS
           INC.:
           Director
           since 2007
           (21 funds);
           ICAP FUNDS,
           INC.:
           Director
           since 2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2006
           (20
           portfolios).
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman  and Chief               65        None
S.         ECLIPSE         Executive Officer Somerset
TRUTANIC   TRUST:          & Company (financial
2/13/52    Trustee since   advisory firm) (since
           2007 (2         2004); Managing Director
           funds);         The Carlyle Group (private
           ECLIPSE FUNDS   investment firm) (2002 to
           INC.:           2004); Senior Managing
           Director        Director, Partner and
           since 2007      Board Member, Groupe
           (21 funds);     Arnault S.A. (private
           ICAP FUNDS,     investment firm) (1999 to
           INC.:           2002)
           Director
           since 2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           1994 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2007
           (20
           portfolios).
-------------------------------------------------------------------------------------------------






M-364    MainStay VP Series Fund, Inc.

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

ROMAN L.   Indefinite;     V. Duane Rath Professor           65        None
WEIL       ECLIPSE         Emeritus of Accounting,
5/22/40    TRUST:          Chicago Booth School of
           Trustee and     Business, University of
           Audit           Chicago; President, Roman
           Committee       L. Weil Associates, Inc.
           Financial       (consulting firm)
           Expert since
           2007 (2
           funds);
           ECLIPSE FUNDS
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (21
           funds);
           ICAP FUNDS,
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee and
           Audit
           Committee
           Financial
           Expert since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 1994
           and Audit
           Committee
           Financial
           Expert since
           2003 (20
           portfolios).
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        65        Trustee, Direxion Funds
WEISSER    ECLIPSE         of Salomon Brothers, Inc.                   (34 portfolios) and
10/22/41   TRUST:          (1971 to 1995)                              Direxion Insurance Trust
           Trustee since                                               (3 portfolios) since 2007;
           2007 (2                                                     Trustee, Direxion Shares
           funds);                                                     ETF Trust, since 2008 (22
           ECLIPSE FUNDS                                               portfolios)
           INC.:
           Director
           since 2007
           (21 funds);
           ICAP FUNDS,
           INC.:
           Director
           since 2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 1997
           (20
           portfolios).
-------------------------------------------------------------------------------------------------





                                                mainstayinvestments.com    M-365

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



M-366    MainStay VP Series Fund, Inc.

MAINSTAY VP PORTFOLIOS

MAINSTAY VP OFFERS A WIDE RANGE OF PORTFOLIOS. THE FULL ARRAY OF MAINSTAY VP OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY PORTFOLIOS


MAINSTAY VP COMMON STOCK PORTFOLIO

MAINSTAY VP GROWTH EQUITY PORTFOLIO

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP CORE PORTFOLIO



MAINSTAY VP S&P 500 INDEX PORTFOLIO


MAINSTAY VP U.S. SMALL CAP PORTFOLIO


BLENDED PORTFOLIOS
MAINSTAY VP BALANCED PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO

MAINSTAY VP INCOME BUILDER PORTFOLIO


INCOME PORTFOLIOS
MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO
MAINSTAY VP FLOATING RATE PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO
MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

ASSET ALLOCATION PORTFOLIOS
MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO




MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS
MACKAY SHIELDS LLC*
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC*
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC*
CHICAGO, ILLINOIS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA


DISTRIBUTOR
NYLIFE DISTRIBUTORS LLC
PARSIPPANY, NEW JERSEY


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
BOSTON, MASSACHUSETTS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL
DECHERT LLP


Some Portfolios may not be available in all products.
* An affiliate of New York Life Investment Management LLC.

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Series Fund, Inc.

mainstayinvestments.com


(C) 2010 by NYLIFE Distributors LLC. All rights reserved.


You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.


Not a part of the Annual Report






         (RECYCLE LOGO)                                             MSVP11-02/10

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). Schedule II of the Code was amended during the period to designate a new Chief Compliance Officer. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2009 for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the audit of the Registrant's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $776,895.

The aggregate fees billed for the fiscal year ended December 31, 2008 for professional services rendered by PwC for the audit of the Registrant's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $883,940.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2009, and (ii) $17,500 for the fiscal year ended December 31, 2008. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use the auditor's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $97,800 during the fiscal year ended December 31, 2009, and (ii) $99,300 during the fiscal year ended December 31, 2008. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2009, and (ii) $0 during the fiscal year ended December 31, 2008.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than fifty percent of PwC's engagement to audit the Registrant's financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC's full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2009 and December 31, 2008 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended December 31, 2009, and (ii) $17,500 for the fiscal year ended December 31, 2008.

(h) The Registrant's Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2009 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: March 5, 2010


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: March 5, 2010

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.